UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Annual Report April 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAARX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	NAADX	NIPCX	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	FSHYX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 22, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen All-American Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. John Miller, CFA, and Doug White, CFA, manage the Nuveen All-American Municipal Bond Fund. John began managing the Fund in 2010 and Doug joined him as co-manager of the Fund in 2011. Dan Close, CFA, and Doug Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011. Paul Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Chris Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, the portfolio managers discussed economic and municipal market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended April 30, 2015.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended April 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase.

According to the government’s second estimate, the U.S. economy contracted at a 0.7% annualized rate in the first quarter of 2015, as measured by GDP, compared with an increase of 4.6% in the second quarter of 2014, 5.0% in the third quarter and 2.2% in the fourth quarter. The decline in real GDP growth rate from the fourth quarter of 2014 to the first quarter of 2015 primarily reflects a downturn in both state and local government spending, a decline in exports and consumer spending. These were partly offset by an upturn in federal government spending. The Consumer Price Index (CPI) fell 0.2% year-over-year as of April 2015. The core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of April 30, 2015, the national unemployment rate was 5.4%, the lowest level since May 2008 and the level considered “full employment” by some Fed officials, down from the 6.2% reported in April 2014. The housing market continued to post consistent gains, with 35 consecutive months of year-over-year increases as of its most recent reading in March 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.0% for the twelve months ended March 2015 (most recent data available at the time this report was prepared).

Municipal bonds enjoyed strong performance during the twelve-month reporting period, buoyed by a backdrop of low interest rates, improving investor sentiment and favorable supply-demand dynamics. Interest rates were widely expected to rise in 2014, as the economy improved and the Fed wound down its asset purchases. However, the 10-year Treasury yield ended the year even lower than where it began. As a result, fixed income asset classes performed surprisingly well (as yields fall, prices rise and vice versa). At the same time, investors grew more confident that the Fed’s tapering would proceed at a measured pace and that the credit woes of Detroit and Puerto Rico would be contained. In addition, credit fundamentals for state and local governments were generally stabilizing, although pockets of trouble remained. California and New York showed marked improvements during 2014, whereas Illinois, New Jersey and Puerto Rico, for example, still face considerable challenges.

Investors’ declining risk aversion bolstered demand for higher yielding assets, including municipal bonds, which reversed the tide of outflows municipal bond funds suffered in 2013. While demand and inflows rose, supply continued to be subdued in 2014. More municipal bonds left the market than were added, a condition known as net negative issuance. Part of the reason for net negative issuance was that a significant portion of issuer activity focused on current refundings, in which a new bond is issued to replace the called bond (in contrast to an advanced refunding, where the called bond remains in the market as a pre-refunded bond).

These factors helped drive municipal bond yields lower and tightened yield spreads relative to Treasuries in 2014 overall. However, as 2015 began, market conditions turned more volatile. A series of disappointing economic data underscored the fragility of the U.S. recovery, as well as cast further uncertainty on the timing of the Fed’s first rate hike. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended April 30, 2015, municipal bond issuance nationwide totaled $391.9 billion, an increase of 30.8% from the issuance for the twelve-month period ended April 30, 2014. The surge in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance. At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding smaller amounts of bonds on their books, dealers seek to mitigate their exposure to bonds that could potentially be worth less or be more difficult to sell in the future. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility in early 2015. The municipal bond market also experienced some seasonal weakness in the first few months of 2015 due to tax-related selling. Finally, divergence in economic growth and central bank policies around the world have reinforced an interest rate differential that favors demand for U.S. Treasuries, maintaining downward pressure on yields.

6	Nuveen Investments

How did the Funds perform during the twelve-month reporting period ended April 30, 2015?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable one-year, five-year, ten-year and since-inception periods ended April 30, 2015. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared to the performance of a corresponding market index and Lipper classification average.

Nuveen All-American Municipal Bond Fund

For the twelve months ended April 30, 2015, the Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV outperformed both the S&P Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Classification Average.

Effective security selection was the primary driver behind the Fund’s outperformance of the S&P Municipal Bond Index. In other words, the individual bonds chosen for the portfolio tended to outpace those in the index. This was especially true among our state and local general obligation (GO) and dedicated-tax holdings.

Duration and yield curve positioning were also helpful in relative terms. In much of the first half of the reporting period, the portfolio’s duration was significantly longer than that of the benchmark, meaning it was more sensitive to the beneficial effects of falling rates. In particular, our exposure to bonds with maturities of 10 years and longer was helpful. Over time, we reduced the Fund’s duration considerably, ending the reporting period slightly longer than the benchmark. Our goal was to make the Fund more defensive in the event rates rose off their extremely low levels in early 2015. In fact, this situation came to pass, and our repositioning proved opportune.

The Fund’s credit quality stance further contributed. Our overweighting in bonds with credit ratings of A rated and lower proved helpful in light of narrowing credit spreads, meaning investors were willing to invest in steadily riskier debt in exchange for additional income. The Fund also benefited from underweightings in the market’s highest rated bonds, those with AAA and AA credit ratings, which lagged their lower rated counterparts during the reporting period. Another positive impact came from the Fund’s position in inverse floating rate securities.

Favorable sector positioning also added value. The Fund was overweighted in various strong performing sectors, such as tobacco and corporate-backed industrial development revenue, the two top-performing groups in the index, respectively, as well as health care, the third best performer. All of these sectors outperformed the benchmark and added to results.

In light of the strong relative performance, there were few meaningful detractors. One modestly negative impact came from our allocation to advance refunded bonds. In a market environment generally favoring longer dated, lower rated securities, these securities were laggards, owing to their high credit quality and short maturities.

Nuveen Inflation Protected Municipal Bond Fund

For the twelve months ended April 30, 2015, the Nuveen Inflation Protected Municipal Bond Fund’s Class A Shares at NAV trailed the Barclays 1–10 Year Municipal Bond Index as well as the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s performance is shaped by its two portfolio components: intermediate duration municipal bonds and inflation-linked swaps, the latter of which are designed to hedge the Fund against changes in inflation expectations, which can influence municipal bond prices. For this reporting period, the Fund’s municipal bond portfolio made a strong contribution to performance relative to the benchmark, while its inflation-protection component significantly detracted from results.

The Fund’s municipal bond portfolio benefited from favorable duration and yield curve positioning. As overall interest rates declined, the Fund’s longer duration, meaning its sensitivity to changes in interest rates, was beneficial. In particular, the portfolio was underweighted in short maturity bonds and overweighted in longer dated issues. In both instances, this stance contributed, as longer bonds outperformed shorter bonds.

The Fund similarly benefited from effective credit positioning. In light of historically low bond yields, investors were willing to take on more credit risk to obtain income. In this environment, our exposure to debt BBB rated, the lowest tier of the investment grade bond universe, as well as BB rated and B rated, proved helpful, as did a corresponding underweighting in the highest credit rating categories.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

On a sector basis, the Fund was helped the most by underweighting categories that lagged the overall market, such as local general obligation bonds and advance refunded bonds. The Fund did see some underperformance, however, from its water/sewer bond holdings.

As we mentioned, the Fund’s inflation-linked swaps materially detracted. These securities accomplished their objective of hedging against fluctuations in inflation expectations and realized inflation. For two reasons, however, these securities meaningfully hampered relative performance for the reporting period. First, because realized inflation was lower than anticipated, the value of the swaps declined accordingly. Second, because the market anticipated lower inflation in the future, the market value of the swaps predictably dropped.

Nuveen Intermediate Duration Municipal Bond Fund

For the twelve months ended April 30, 2015, the Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV performed closely in-line with the S&P Municipal Bond Intermediate Index, while outperforming the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s emphasis on intermediate bonds, including substantial exposure to maturities of ten years and longer, was helpful as rates declined in that portion of the yield curve. Simultaneously, however, the Fund’s allocation to maturities of four years and shorter detracted, given rising rates on debt with shorter terms.

From the standpoint of credit quality, the Fund benefited from being overweighted in the lower investment grade rating tier of the market. By overweighting bonds with credit ratings of A rated and BBB rated, which together made up nearly half of the portfolio’s assets at period end, the Fund benefited from improving credit conditions and investors’ continued willingness to take on more credit risk.

Our overweightings in various strong performing sectors also contributed. We maintained elevated exposure to health care and hospital bonds, which were among the municipal market’s best performers of the reporting period. Tobacco securitization bonds and industrial development revenue bonds also performed very well; the Fund benefited from its overweighting in both categories. We also benefited from the performance of various tax-supported bonds with lower investment grade credit ratings.

In contrast, the Fund was hampered by its exposure to certain categories that did not keep pace with the benchmark. Our allocation to advance refunded bonds, limited our relative results; these high quality, short duration issues failed to keep pace with lower quality, long duration credits. In addition, our weighting in state general obligation bonds provided only subdued gains.

Nuveen Limited Term Municipal Bond Fund

For the twelve months ended April 30, 2015, the Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short-Intermediate Index but surpassed the results of the Lipper Short-Intermediate Municipal Debt Funds Classification Average.

The Fund was helped by its credit quality positioning. Namely, we were overweighted in the lower investment grade bond rating categories of BBB rated and A rated bonds, both of which outpaced their higher rated counterparts. Similarly, the Fund was helped by its increased exposure to various categories with a dominance of lower rated issuance; these included tobacco securitization, health care and industrial development revenue bonds. Our A rated tax-supported bond holdings also added value.

At the same time, the Fund’s allocation to sectors that lagged the index detracted from results. In particular, the Fund was hampered by its exposure to both state general obligation and advance refunded bonds, two high quality sectors that failed to keep up with other predominantly lower rated categories. We were also hindered by the performance of some of our holdings in Illinois debt. Although we remained confident in the credit quality of the individual issues we chose to own, the market’s concern about this state’s credit quality limited these securities’ return.

The Fund’s duration and yield curve positioning also had a neutral impact on results. Although the portfolio’s overweighting in bonds at the long end of our limited maturity universe was helpful, a corresponding underweighting in short dated securities, which we used to balance our longer duration holdings and maintain the Fund’s duration at our desired range, proved detrimental amid rising short-term interest rates.

Some of the cash that flowed into the Fund during the reporting period was also used to purchase short dated issues.

8	Nuveen Investments

Nuveen Short Term Municipal Bond Fund

For the twelve months ended April 30, 2015, the Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short Index and performed closely in line with the Lipper Short Municipal Debt Funds Classification Average.

While yields on long-term bonds declined over the course of the twelve-month reporting period, those on the short end of the yield curve drifted higher. This situation posed a headwind for the Fund, which on an absolute basis finished the period in only modestly positive territory. Relative to the benchmark, the Fund benefited from its overweighting in bonds with maturities exceeding three years, but exposure to bonds with maturities of six months and shorter was a drag on performance.

Credit quality positioning, however, added to results. We were overweighted in A rated, BBB rated and non-rated issues. These lower rated bonds benefited both from their higher level of income and in many cases from narrowing credit spreads, meaning that investors were willing to accept increasing amounts of credit risk in exchange for income in a historically low interest rate environment.

On a sector basis, the Fund benefited from overweightings in the health care and higher education sectors. These categories are traditionally somewhat higher yielding and therefore also enjoyed an advantage in many cases from their higher levels of income in addition to some instances of credit spread tightening. We were also underweighted in advance refunded bonds, which lagged the benchmark.

What key strategies were used to manage these Funds during the twelve-month reporting period ended April 30, 2015?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

As the reporting period progressed, we took steps to position the portfolio’s duration more defensively to protect against what we saw as the increasing likelihood of higher interest rates. While maintaining our overweighting in longer dated issues and seeking to add value through careful security selection, we simultaneously sold some of the Fund’s longer maturity debt and reinvested proceeds in short dated issues. Some of the cash that flowed into the Fund during the reporting period was also used to purchase short-dated issues. Many of these securities have high credit ratings, which further added to their defensiveness.

This adjustment to the portfolio’s duration began in the first half of the reporting period but accelerated in late 2014 and early 2015. In fact, rates did begin rising around February. At this point, the Fund’s duration was slightly longer than that of the benchmark, and we did not wish to make the portfolio any more defensive for fear of negatively impacting the Fund’s earnings. We maintained this general positioning through the end of the reporting period.

In terms of the Fund’s sector exposure, the portfolio continued to reflect our view that the economy was steadily improving. Accordingly, we tended to favor bonds and sectors that we believed could be well positioned to benefit from broader economic growth. This included maintaining exposure to transportation (especially tollroad and airport bonds), corporate-backed industrial development revenue bonds and sales-tax revenue bonds. Our largest sector weighting remained in health care, an area of the market to which Nuveen devotes substantial research resources and where we regularly find opportunities we believe are attractive.

Of final note, the Fund maintained little or no exposure to certain bond issuers that continued to garner headlines for their financial difficulties. The Fund has no exposure to bonds associated with the U.S. territory of Puerto Rico and does not own any general obligation (GO) debt of the city of Detroit, although we did maintain a small position in a Detroit water/sewer bond backed by an AA rated municipal bond insurer. We also lacked any holdings in GO debt of the city of Chicago and had minimal exposure to Illinois state GOs which is approximately 1% of the portfolio.

Nuveen Inflation Protected Municipal Bond Fund

Although the Fund experienced investment inflows during the first half of the reporting period, outflows were more common in the second half, especially late in calendar year 2014. To generate the proceeds needed to meet these redemptions, we tended to sell securities more often than we bought them during this time. In our view, it provided an opportune time to reduce the Fund’s exposure to various credits for which we had developed concerns.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

This included selling out of bonds tied to Detroit and its surrounding area. Even though the city has emerged from bankruptcy protection, we still lacked confidence in its underlying credit quality. Accordingly, we sold the Fund’s holdings in Detroit school district bonds. In addition, as our outlook for Wayne County (which includes Detroit) worsened, we eliminated exposure to the issuer’s uninsured general obligation (GO) debt and pared exposure to Detroit Water and Sewer bonds, which had already performed well for the Fund and no longer offered compelling value, in our opinion.

We also cut the Fund’s allocation to private higher education bond issuers, particularly lower rated institutions that are heavily dependent on tuition payments to meet their debt obligations. We developed concerns about these issuers’ long term financial prospects.

Purchase activity was more frequent in the first half of the reporting period, when we had more proceeds to invest. During the second half of the reporting period, new bond acquisitions were limited and, aside from periodic odd-lot transactions, consisted of two major purchases: one highly rated GO bond issue, as well as a utility bond issue whose characteristics we liked. As a result of our purchases and sales, the Fund became somewhat more defensive, meaning its credit quality modestly improved while its duration decreased slightly.

During the reporting period, we established a portfolio hedge by purchasing credit default swaps on the debt obligations of the U.S. territory of Puerto Rico. We have previously noted a correlation between the credit quality of Puerto Rico bonds and that of the overall high yield municipal bond market. Despite our low holdings of Puerto Rico, we note that there is a correlation between Puerto Rico and the high yield market. Given that this portfolio regularly maintains a meaningful stake in BBB rated and below investment grade rated bonds, we saw this as a way to reduce the portfolio’s overall risk while continuing to take advantage of opportunities to invest in the lower quality portion of the market. The use of credit default swaps had a negligible impact on performance.

The Fund’s level of inflation protection increased only incrementally during the reporting period, reflecting our mandate to keep a consistent level of inflation protection. These inflation-linked swaps continued to be classified as non-exchange-cleared derivatives, a beneficial situation for the Fund, given that it enables us to use the Fund’s municipal bond positions as collateral for the securities.

Nuveen Intermediate Duration Municipal Bond Fund

During the reporting period, we maintained the Fund’s duration so that it increased only incrementally and remained essentially neutral to that of the index. This positioning was appropriate, in our opinion, because of the potential for higher interest rates from the Fed offset by the prospect of steady economic growth with little sign of inflation. Accordingly, we wanted the Fund’s interest rate sensitivity to be comparable to that of the benchmark, so that we could participate in both the market’s upside if conditions remained favorable, as well as avoid excessive downside if the backdrop for intermediate bonds worsened.

We continued to emphasize credit selection as a source of potential value for our shareholders, looking for individual bonds and sectors where we believed the Fund could be well compensated for taking on intelligent credit risk. We remained selective about our new bond purchases. After years of narrowing credit spreads, it has become more difficult to find bonds offering exceptional values. As yields have steadily declined, we have been careful to invest only in those bonds in which we believed the risk/reward tradeoff was in our investors’ favor.

During the reporting period, we were active in the health care and transportation bond categories. To finance these and other purchases, we applied the proceeds of bond calls. We also sold various high quality, shorter maturity holdings that offered limited total return prospects; selling these bonds better enabled us to maintain our desired credit quality and duration positioning.

Nuveen Limited Term Municipal Bond Fund

We were successful in our goal of maintaining a consistent duration for the portfolio, as we liked the Fund’s interest rate positioning going into the period. When we made new bond purchases, we tended to emphasize securities across a range of maturities from 2018 to 2024. Our objective was to balance some of our shorter-dated purchases with those a little longer out on the yield curve. This approach enabled us to maintain the Fund’s duration at our desired level while also taking advantage of the better performance prospects we anticipated from longer maturities.

10	Nuveen Investments

We remained focused on trying to add value through disciplined credit research and finding attractively valued bonds with lower investment grade credit ratings. That said, after several years of strong market performance, it has become more challenging to obtain adequate compensation for taking on credit risk. Therefore, as with our approach to the Nuveen Intermediate Duration Municipal Bond Fund, we remained selective in our new purchases, paying close attention to the tradeoff between risk and reward opportunities. In this Fund, many of our new purchases during the reporting period were in the AA rated credit category, as we saw better value in this part of the market than in the lower quality segments we often favor.

The Nuveen Limited Term Municipal Bond Fund experienced investment inflows for the overall reporting period. These proceeds, along with those coming from bond maturities and our occasional sales of shorter dated issues, provided the funds necessary to finance new purchases. These acquisitions included various short maturity public utility and transportation bonds. We also bought a variety of local general obligation bonds, primarily debt issued by municipal governments and local school districts.

Nuveen Short Term Municipal Bond Fund

We received substantial new inflows into the Fund early on in the reporting period. To put these proceeds to work, we tended to emphasize bonds with maturities of three to four years. Given that interest rates had crept upwards in this portion of the yield curve, we saw better potential here than in other areas. In the second half of the reporting period, however, and particularly in its final few months, inflows turned to outflows, as rates began to rise again on shorter maturity bonds. To finance the outflows, we used the proceeds generated from bond maturities, as well as from sales of short dated bonds with more limited prospects for total return. In rare instances, we sold a few of our longer dated issues with lower embedded book yields to better support the Fund’s dividend.

We also reduced exposure during the reporting period to credits that we no longer wished to hold. We sold positions in Detroit school district bonds as well as those issued by Wayne County Stadium Authority (Detroit is the largest city in Wayne County). Given the past financial troubles experienced by Detroit and our worsening outlook for Wayne County, we opted to reduce the Fund’s risk by eliminating these credits from the portfolio.

Otherwise, we remained generally comfortable with the Fund’s overall positioning and were successful in our goal of keeping the portfolio’s duration relatively stable throughout the period. Many of our new purchases during the reporting period were in the AA rated credit category, as we frequently saw better value in this part of the market than in the lower quality segments we often favor.

An Update Involving Detroit and Puerto Rico

We continued to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the City of Detroit’s bankruptcy case. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt is rated Caa2/CCC+/B (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

On February 6, 2015, a federal court found Puerto Rico’s Recovery Act to be unconstitutional. Though the Commonwealth is pursuing an appeal of the ruling, the outcome is uncertain. Puerto Rico’s non-voting Representative in Congress recently introduced legislation that would make chapter 9 bankruptcy available to the Commonwealth’s public corporations. A congressional committee hearing was held on February 26, 2015, but the bill has not advanced out of committee.

In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the Commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.33% of assets under management as of April 30, 2015. As of April 30, 2015, the Funds’ limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

The second situation that we continued to monitor was the City of Detroit’s filing for chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy on November 7, 2014. The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services.

In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds also were permanently removed from the city’s bankruptcy case, which led to a rally in the bonds’ price.

12	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen All-American Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Nuveen Intermediate Duration Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Investments	13

Risk Considerations and Dividend Information (continued)

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of April 30, 2015, the Funds had positive UNII balances for tax purposes. Nuveen Short Term Municipal Bond Fund had a negative UNII balance, while the other Funds and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

14	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.38%	6.43%	5.19%
Class A Shares at maximum Offering Price	2.89%	5.51%	4.75%
S&P Municipal Bond Index	4.86%	4.92%	4.63%
Lipper General & Insured Municipal Debt Funds Classification Average	5.12%	4.83%	4.02%

Class C2 Shares	6.82%	5.87%	4.62%
Class I Shares	7.57%	6.64%	5.38%

	Average Annual
	1-Year	Since Inception
Class C Shares	6.54%	7.97%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	9.40%	6.82%	5.40%
Class A Shares at maximum Offering Price	4.78%	5.91%	4.95%
Class C2 Shares	8.74%	6.24%	4.82%
Class I Shares	9.69%	7.00%	5.60%

	Average Annual
	1-Year	Since Inception
Class C Shares	8.55%	9.06%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.72%	1.52%	1.27%	0.52%

Effective Leverage Ratio as of April 30, 2015

Effective Leverage Ratio	4.13%

Growth of an Assumed $10,000 Investment as of April 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	1.14%	4.15%
Class A Shares at maximum Offering Price	(1.89)%	3.39%
Barclays 1-10 Year Municipal Bond Index	2.74%	3.65%
Lipper Intermediate Municipal Debt Funds Classification Average	2.83%	4.04%

Class C Shares	0.31%	1.72%
Class C2 Shares	0.59%	3.56%
Class I Shares	1.31%	4.34%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	2.18%	4.06%
Class A Shares at maximum Offering Price	(0.88)%	3.28%
Class C Shares	1.35%	1.31%
Class C2 Shares	1.72%	3.50%
Class I Shares	2.45%	4.27%

Since inception returns for Class A, Class C2 and Class I Shares, and the index and Lipper average are from 3/08/11. Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	0.96%	1.77%	1.52%	0.77%
Net Expense Ratios	0.77%	1.57%	1.32%	0.57%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after August 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring August 31, 2015 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Effective Leverage Ratio as of April 30, 2015

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of April 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.95%	3.97%	3.86%
Class A Shares at maximum Offering Price	0.85%	3.33%	3.55%
S&P Municipal Bond Intermediate Index	3.94%	4.65%	4.76%
Lipper Intermediate Municipal Debt Funds Classification Average	2.83%	3.57%	3.61%

Class C2 Shares	3.40%	3.39%	3.30%
Class I Shares	4.14%	4.19%	4.08%

	Average Annual
	1-Year	Since Inception
Class C Shares	3.14%	3.82%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.45%	4.24%	4.07%
Class A Shares at maximum Offering Price	2.29%	3.60%	3.75%
Class C2 Shares	4.89%	3.66%	3.50%
Class I Shares	5.64%	4.43%	4.27%

	Average Annual
	1-Year	Since Inception
Class C Shares	4.63%	4.54%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

20	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.70%	1.50%	1.25%	0.50%

Effective Leverage Ratio as of April 30, 2015

Effective Leverage Ratio	1.34%

Growth of an Assumed $10,000 Investment as of April 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.72%	2.71%	3.19%
Class A Shares at maximum Offering Price	(0.86)%	2.19%	2.92%
S&P Municipal Bond Short-Intermediate Index	2.01%	2.88%	3.69%
Lipper Short-Intermediate Municipal Debt Funds Classification Average	1.33%	2.23%	2.84%

Class C2 Shares	1.34%	2.33%	2.82%
Class I Shares	1.99%	2.91%	3.39%

	Average Annual
	1-Year	Since Inception
Class C Shares	1.18%	1.38%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.47%	2.86%	3.31%
Class A Shares at maximum Offering Price	(0.06)%	2.33%	3.05%
Class C2 Shares	2.18%	2.50%	2.95%
Class I Shares	2.74%	3.06%	3.50%

	Average Annual
	1-Year	Since Inception
Class C Shares	1.92%	1.62%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

22	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	0.65%	1.45%	1.00%	0.45%
Net Expense Ratios	0.65%	1.20%	1.00%	0.45%

The Fund’s investment adviser has contractually agreed to waive 0.25% of the Fund’s 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. The fee waiver will not be terminated prior to that time without the approval of the Fund’s Board of Trustees.

Effective Leverage Ratio as of April 30, 2015

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of April 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.57%	1.84%	2.44%
Class A Shares at maximum Offering Price	(1.94)%	1.31%	2.18%
S&P Municipal Bond Short Index	0.77%	1.49%	2.72%
Lipper Short Municipal Debt Funds Classification Average	0.55%	1.19%	2.01%

Class I Shares	0.75%	2.01%	2.60%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.22%	0.25%
Class C2 Shares	0.22%	1.02%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.80%	1.91%	2.47%
Class A Shares at maximum Offering Price	(1.72)%	1.40%	2.21%
Class I Shares	1.07%	2.10%	2.56%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.54%	0.31%
Class C2 Shares	0.54%	1.05%

Since inception returns for Class C and C2 Shares are from 2/10/14 and 8/31/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

24	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	0.71%	1.51%	1.06%	0.51%
Net Expense Ratios	0.71%	1.06%	1.06%	0.51%

The Fund’s investment adviser has contractually agreed to waive 0.45% of the Fund’s 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. The fee waiver will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Effective Leverage Ratio as of April 30, 2015

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of April 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Yields as of April 30, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.87%	3.26%	3.52%	4.23%
SEC 30-Day Yield	2.03%	1.32%	1.57%	2.32%
Taxable-Equivalent Yield (28.0%)[2]	2.82%	1.83%	2.18%	3.22%

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.41%	1.64%	1.92%	2.65%
SEC 30-Day Yield-Subsidized	1.82%	1.07%	1.33%	2.07%
SEC 30-Day Yield-Unsubsidized	1.57%	0.77%	1.02%	1.77%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	2.53%	1.49%	1.85%	2.88%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	2.18%	1.07%	1.42%	2.46%

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.71%	2.02%	2.27%	2.98%
SEC 30-Day Yield	1.47%	0.71%	0.97%	1.72%
Taxable-Equivalent Yield (28.0%)[2]	2.04%	0.99%	1.35%	2.39%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

26	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.79%	1.30%	1.46%	2.01%
SEC 30-Day Yield-Subsidized	0.80%	0.27%	0.48%	1.02%
SEC 30-Day Yield-Unsubsidized	0.80%	0.03%	0.48%	1.02%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	1.11%	0.38%	0.67%	1.42%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	1.11%	0.04%	0.67%	1.42%

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	0.87%	0.53%	0.53%	1.07%
SEC 30-Day Yield-Subsidized	0.43%	0.10%	0.09%	0.64%
SEC 30-Day Yield-Unsubsidized	0.43%	(0.35)%	0.09%	0.64%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	0.60%	0.14%	0.13%	0.89%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	0.60%	(0.49)%	0.13%	0.89%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

Nuveen Investments	27

Holding

Summaries as of April 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen All-American Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.4%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.8%
Floating Rate Obligations	(0.2)%
Other Assets Less Liabilities	3.0%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	16.4%
AA	29.9%
A	20.7%
BBB	15.7%
BB or Lower	8.6%
N/R (not rated)	8.7%
Total	100%

Portfolio Composition

(% of total investments)

Health Care	16.5%
Tax Obligation/Limited	12.5%
Tax Obligation/General	12.3%
Transportation	11.4%
Education and Civic Organizations	11.3%
Utilities	9.6%
U.S. Guaranteed	8.2%
Long-Term Care	5.0%
Other	13.2%
Total	100%

States and Territories

(% of total municipal bonds)

California	11.8%
Texas	11.2%
Illinois	9.2%
Florida	6.5%
Wisconsin	4.7%
Colorado	4.6%
Pennsylvania	4.4%
New York	4.1%
Indiana	3.6%
Ohio	3.6%
Arizona	3.5%
Washington	3.0%
Louisiana	2.6%
Michigan	2.4%
Missouri	2.1%
New Jersey	1.7%
Georgia	1.5%
Other	19.5%
Total	100%

28	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	105.9%
Other Assets Less Liabilities	(5.9)%
Net Assets	100%

Bond Credit Quality

(% of total investments)1

AAA/U.S. Guaranteed	6.9%
AA	34.9%
A	30.7%
BBB	14.8%
BB or Lower	4.3%
N/R (not rated)	8.4%
Total	100%

Portfolio Composition

(% of total investments)1

Tax Obligation/Limited	32.1%
Transportation	23.1%
Tax Obligation/General	12.4%
Health Care	8.3%
Education and Civic Organizations	6.9%
Utilities	5.7%
Other	11.5%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	12.2%
Colorado	10.9%
California	10.9%
Louisiana	5.5%
New York	4.5%
North Carolina	4.2%
Georgia	3.8%
Ohio	3.7%
Texas	3.3%
Indiana	3.0%
Michigan	2.8%
Kansas	2.6%
Wisconsin	2.6%
Pennsylvania	2.5%
Kentucky	2.4%
Iowa	2.4%
Florida	2.3%
New Jersey	2.3%
Other	18.1%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	29

Holding Summaries as of April 30, 2015 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.2%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	1.7%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.8%
AA	39.1%
A	29.9%
BBB	12.7%
BB or Lower	3.1%
N/R (not rated)	1.4%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	23.5%
Tax Obligation/General	19.3%
Health Care	17.3%
Transportation	10.1%
Utilities	9.1%
U.S. Guaranteed	7.8%
Other	12.9%
Total	100%

States and Territories

(% of total municipal bonds)

Texas	9.9%
Illinois	9.8%
California	7.2%
New York	6.7%
Florida	5.5%
New Jersey	5.1%
Wisconsin	4.2%
Ohio	3.9%
Arizona	3.8%
Pennsylvania	3.7%
Indiana	2.8%
Nevada	2.8%
Colorado	2.6%
Michigan	2.4%
Louisiana	2.1%
Massachusetts	1.9%
Kentucky	1.8%
Missouri	1.8%
Georgia	1.6%
Iowa	1.6%
Other	18.8%
Total	100%

30	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.8%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Bond Credit Quality

(% of total investments)

AAA/U.S. Guaranteed	16.5%
AA	45.1%
A	27.1%
BBB	7.7%
BB or Lower	2.9%
N/R (not rated)	0.7%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	24.1%
Tax Obligation/General	22.3%
Utilities	13.4%
Health Care	10.4%
Transportation	7.9%
Education and Civic Organizations	6.2%
Water and Sewer	5.8%
Other	9.9%
Total	100%

States and Territories

(% of total municipal bonds)

New York	10.3%
Illinois	9.8%
Texas	6.9%
Pennsylvania	5.3%
Florida	4.8%
New Jersey	4.6%
Ohio	4.6%
California	4.4%
Indiana	4.3%
Arizona	4.2%
Louisiana	3.9%
Washington	3.0%
Missouri	2.5%
Maryland	2.4%
Wisconsin	2.4%
Georgia	2.3%
Michigan	2.2%
New Mexico	1.8%
Kentucky	1.7%
Other	18.6%
Total	100%

Nuveen Investments	31

Holding Summaries as of April 30, 2015 (continued)

Nuveen Short Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.1%
Short-Term Municipal Bonds	1.3%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Bond Credit Quality

(% of total investments)

AAA/U.S. Guaranteed	3.4%
AA	39.3%
A	35.5%
BBB	16.1%
BB or Lower	1.3%
N/R (not rated)	4.4%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	25.9%
Health Care	18.7%
Tax Obligation/General	15.3%
Transportation	12.3%
Education and Civic Organizations	10.7%
Utilities	9.8%
Other	7.3%
Total	100%

States and Territories

(% of total municipal bonds)

California	8.9%
New York	8.8%
Florida	6.9%
Minnesota	6.6%
Arizona	5.5%
Illinois	5.0%
Missouri	4.8%
Indiana	4.2%
Pennsylvania	4.1%
Texas	3.9%
Michigan	3.5%
New Jersey	2.9%
Colorado	2.7%
Ohio	2.6%
Nebraska	2.0%
Washington	2.0%
Oklahoma	2.0%
Louisiana	1.7%
Kentucky	1.7%
Wisconsin	1.6%
Other	18.6%
Total	100%

32	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2015.

The beginning of the period is November 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.80	$1,015.80	$1,017.10	$1,020.70
Expenses Incurred During Period	$3.56	$7.55	$6.30	$2.56
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.31	$1,018.55	$1,022.27
Expenses Incurred During Period	$3.56	$7.55	$6.31	$2.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.71%, 1.51%, 1.26% and 0.51% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	33

Expense Examples (continued)

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$988.30	$985.10	$985.60	$989.20
Expenses Incurred During Period	$3.75	$7.68	$6.45	$2.76
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.03	$1,017.06	$1,018.30	$1,022.02
Expenses Incurred During Period	$3.81	$7.80	$6.56	$2.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.76%, 1.56%, 1.31% and 0.56% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.60	$1,005.70	$1,007.00	$1,011.70
Expenses Incurred During Period	$3.49	$7.46	$6.22	$2.49
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.32	$1,017.36	$1,018.60	$1,022.32
Expenses Incurred During Period	$3.51	$7.50	$6.26	$2.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.70%, 1.50%, 1.25% and 0.50% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,003.80	$1,001.10	$1,001.90	$1,004.60
Expenses Incurred During Period	$3.18	$5.90	$4.91	$2.19
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.62	$1,018.89	$1,019.89	$1,022.61
Expenses Incurred During Period	$3.21	$5.96	$4.96	$2.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.64%, 1.19%, 0.99% and 0.44% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

34	Nuveen Investments

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$999.70	$998.90	$997.90	$1,000.60
Expenses Incurred During Period	$3.47	$5.25	$5.25	$2.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.32	$1,019.54	$1,019.54	$1,022.32
Expenses Incurred During Period	$3.51	$5.31	$5.31	$2.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.70%, 1.06%, 1.06% and 0.50% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	35

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees/Directors and Shareholders of

Nuveen Municipal Trust and Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen All-American Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (each a series of the Nuveen Municipal Trust, collectively the “Nuveen Municipal Trust”) and Nuveen Short Term Municipal Bond Fund (a series of Nuveen Investment Funds, Inc.) (hereinafter, collectively referred to as the “Funds”) at April 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented for each series of Nuveen Municipal Trust, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended for Nuveen Short Term Municipal Bond Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen Short Term Municipal Bond Fund for the periods ended April 30, 2011 and prior were audited by other independent auditors whose report dated June 24, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

June 26, 2015

36	Nuveen Investments

Nuveen All-American Municipal Bond Fund

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.4%

	MUNICIPAL BONDS – 96.4%

	Alabama – 0.5%

$6,165	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	$6,187,256

2,750	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Pre-refunded 6/01/15) (Alternative Minimum Tax)	6/15 at 100.00	BBB (4)	2,761,413

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.500%, 1/01/21 – AGM Insured	7/15 at 100.00	AA	1,002,560
1,000	5.500%, 1/01/22	7/15 at 100.00	A–	1,004,980

2,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34 (Pre-refunded 12/01/17)	12/17 at 100.00	Aaa	2,226,580
12,915	Total Alabama			13,182,789

	Alaska – 0.1%

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	7/15 at 100.00	B2	1,753,760

	Arizona – 3.4%

140	Arizona Board of Regents, Certificates of Participation, Northern Arizona University Research Projects, Series 2005, 5.000%, 9/01/23 (Pre-refunded 9/01/15) – AMBAC Insured	9/15 at 100.00	A (4)	142,268

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23	9/18 at 100.00	A+	565,795

5,000	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Subordinate Series 2011A, 5.000%, 7/01/16	No Opt. Call	AA+	5,275,350

2,300	Arizona State Transportation Board, Transportation Excise Tax Revenue Bonds, Maricopa County Regional Area Road Fund, Series 2009, 5.000%, 7/01/16	No Opt. Call	AA+	2,426,661

200	Arizona State University Nanotechnology LLC, Lease Revenue Refunding Bonds, Arizona State University Project, Series 2009A, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA	213,562

250	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/17 – SYNCORA GTY Insured	7/16 at 100.00	BBB+	260,100

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	Aa3 (4)	7,283,585

500	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA+	571,920

3,430	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	3,796,701

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2004B, 5.250%, 8/01/26	7/15 at 100.00	A1	752,820

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 4.500%, 8/01/25 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (4)	788,895

245	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	288,505

Nuveen Investments	37

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$310	Peoria Municipal Development Authority, Arizona, Revenue Bonds, Series 2006, 5.000%, 7/01/15	No Opt. Call	AA+	$312,458

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	AA	496,969

4,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+	4,506,840

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,068,770
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	7,658,940

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB+	1,061,310

1,000	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47	7/21 at 100.00	BB	1,071,220

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
1,885	6.000%, 7/01/33	7/20 at 102.00	BB	1,903,567
2,000	6.000%, 7/01/43	7/20 at 102.00	BB	1,986,480

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BB+	864,724

730	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	Aa2	784,290

270	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	Aa2 (4)	295,167

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A	4,096,433

1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	1,093,210

300	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/20	1/16 at 100.00	A–	302,226

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A–	1,187,900
7,725	5.000%, 12/01/32	No Opt. Call	A–	8,788,346
7,000	5.000%, 12/01/37	No Opt. Call	A–	7,966,630

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A2	1,104,730

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2005C, 4.550%, 7/01/21 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AAA	541,655

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	4,840,252

2,220	Scottsdale, Arizona, General Obligation Bonds, Refunding Series 2015, 4.000%, 7/01/16	No Opt. Call	AAA	2,316,614

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,865,110
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,174,608
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,199,462

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$85	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/16 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (4)	$85,675

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,255,840

899	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	912,485

400	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	A–	412,900
76,734	Total Arizona			85,520,973

	Arkansas – 0.1%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB–	543,725
1,000	6.000%, 6/01/40	6/20 at 100.00	BBB–	1,100,840
1,500	Total Arkansas			1,644,565

	California – 11.2%

2,400	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	2,143,656

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.701%, 4/01/34 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (4)	1,477,040

1,715	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (4)	1,926,202

285	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	321,648

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,020,860

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	5,879,331

485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	545,004

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,453,995

3,415	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	3,784,981

14,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	A–	14,979,080

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A1	1,176,830

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A1	1,156,020

600	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	602,400

3,500	California State, General Obligation Bonds, Refunding Series 2005, 5.000%, 5/01/15	No Opt. Call	Aa3	3,500,490

Nuveen Investments	39

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.500%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	$1,186,220

20,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 3/01/16	No Opt. Call	Aa3	20,801,599

8,475	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38	4/18 at 100.00	Aa3	9,326,738

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	Aa3	1,631,896

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,932,259

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.428%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	2,070,054

850	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	927,639

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.250%, 7/01/30	7/15 at 100.00	CCC	760,081
5,300	5.250%, 7/01/35	7/15 at 100.00	CCC	4,883,473
2,000	5.000%, 7/01/39	7/15 at 100.00	CCC	1,810,080

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,123,610

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,177,911

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,177,911

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.906%, 11/15/46 (IF)	5/16 at 100.00	AA–	824,283

2,175	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	1,883,093

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	502,740

1,960	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,991,713

510	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	578,136

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	BBB–	757,936
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	4,228,800

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,395,443

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
6,000	5.000%, 6/01/35 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	A1 (4)	6,024,300
1,300	5.000%, 6/01/35 (Pre-refunded 6/01/15) – AGC Insured	6/15 at 100.00	AA (4)	1,304,836

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
10,050	4.500%, 6/01/27	6/17 at 100.00	B	9,781,866
3,480	5.000%, 6/01/33	6/17 at 100.00	B	2,932,526
8,740	5.750%, 6/01/47	6/17 at 100.00	B	7,598,469

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	$1,102,570

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,580,891

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BBB (4)	1,784,430

1,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA	1,141,900

20,000	Los Angeles Community College District, California, General Obligation Bonds, 2008 Election, Series 2015G, 5.000%, 8/01/15	No Opt. Call	AA+	20,248,199

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	624,525

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	3,358,350

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	Aa3	1,168,580

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,131,400

	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	3,906,420
2,500	6.500%, 11/01/39	No Opt. Call	A	3,398,225

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	7/15 at 100.00	AA– (4)	16,074,437

1,220	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	7/15 at 102.00	N/R	1,196,064

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,769,023

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	3,351,660

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,993,296

3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2009A, 0.000%, 8/01/23	No Opt. Call	Aa2	2,986,327

5,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	Aa2	1,634,350

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured	8/36 at 100.00	AA	11,347,050

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,638,680

2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 (Pre-refunded 12/01/15) – FGIC Insured	12/15 at 100.00	AA (4)	2,566,125

915	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	968,015

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,284,920

Nuveen Investments	41

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	$776,262

13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+	14,659,659

9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	BBB–	10,711,412

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	8,604,708

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	3,491,849

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	541,323

2,355	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	A+	2,668,144

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,525,520

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	629,180

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA	1,026,748

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA	225,879

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	1,018,660

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	4,722,150

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA	1,689,225

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	1,682,842
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	863,738
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	1,708,755
281,690	Total California			279,382,640

	Colorado – 4.5%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	556,840

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
390	4.800%, 12/01/17	No Opt. Call	N/R	393,767
905	5.000%, 12/01/26	12/17 at 100.00	N/R	872,420

1,075	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	1,103,402

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005:
$1,245	5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	$1,257,126
2,140	5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A	2,156,820

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	2,146,609

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,580,512

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	BBB	1,059,461

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	BBB	2,638,125

930	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	980,769

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA	3,364,770

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	8/19 at 100.00	N/R	1,682,565

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,370	7.000%, 6/01/42	6/22 at 100.00	N/R	1,404,401
1,375	7.125%, 6/01/47	6/22 at 100.00	N/R	1,424,761

12,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	13,180,875

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3	816,618

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA	110,077

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	3,448,410

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	BBB+	1,218,734

2,610	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A3	2,675,615

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,812,107

540	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	561,238

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	1,087,740

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	2,149,652

Nuveen Investments	43

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$470	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	$448,911

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	2,019,879

10,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2011B, 5.000%, 11/15/15 (Alternative Minimum Tax)	No Opt. Call	A+	10,257,900

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	5,532,200

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	8,645,220

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	11,733
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	220,260
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	9,972
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	11,910

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	6,536,796

2,050	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,270,765

1,365	Foothills Metropolitan District In the City of Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,459,267

770	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	856,386

2,350	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	2,475,326

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA	2,346,368

4,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30	12/22 at 100.00	N/R	4,401,781

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,140	6.250%, 11/15/28	No Opt. Call	A	2,693,554
3,010	6.500%, 11/15/38	No Opt. Call	A	4,071,838

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	Baa3	1,154,611
4,265	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,874,170

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	877,519

20	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured (Pre-refunded 6/01/15)	6/15 at 100.00	Aa2 (4)	20,083
111,960	Total Colorado			112,879,863

	Connecticut – 0.7%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB+	1,092,570

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Tender Option Bond Trust 1080, 18.228%, 7/01/15 (IF) (5)	No Opt. Call	AAA	$1,320,680

9,595	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/18	No Opt. Call	AA	10,847,531

818	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	972,970

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	2,324,520
14,213	Total Connecticut			16,558,271

	Delaware – 1.1%

1,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	1,092,060

7,525	Delaware State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/16	No Opt. Call	AAA	7,768,058

11,925	Delaware State, General Obligation Bonds, Series 2014, 5.000%, 3/01/16	No Opt. Call	AAA	12,403,311

5,000	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	5,781,400

650	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	7/15 at 100.00	N/R	650,546
26,100	Total Delaware			27,695,375

	District of Columbia – 0.2%

4,000	District of Columbia, General Obligation Bonds, Refunding Series 2014D, 5.000%, 6/01/17	No Opt. Call	Aa1	4,359,760

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	1,013,790
5,000	Total District of Columbia			5,373,550

	Florida – 6.4%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	337,128
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,511,278

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,341,663

1,000	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42 (6)	6/22 at 100.00	CC	599,950

500	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	493,550

500	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2005, 5.000%, 4/01/34 (Pre-refunded 4/01/16)	4/16 at 100.00	A– (4)	521,775

855	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	1,043,382

5,500	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	6,073,925

4,710	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	A+	5,359,603

Nuveen Investments	45

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	$1,160,413

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,132,140

1,265	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	7/15 at 100.00	N/R	1,265,987

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,088,796

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,053,290

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,000	5.500%, 6/15/22	No Opt. Call	N/R	1,046,670
500	6.000%, 6/15/32	No Opt. Call	N/R	512,465
1,100	6.125%, 6/15/43	No Opt. Call	N/R	1,125,036

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,342,900

1,520	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,520,395

3,180	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BB	3,203,786

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	Baa1	7,484,420

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,364,323
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,123,940
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,335,460

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/15 at 100.00	N/R	1,001,330

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
2,250	5.250%, 6/01/26	6/16 at 100.00	A–	2,330,865
375	5.000%, 6/01/38	6/16 at 100.00	A–	385,995

1,900	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	2,052,437

975	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	996,353

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	934,929
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,472,639

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	921,435
8,000	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	8,164,240

2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	Baa1	2,217,580

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,585	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	$1,826,728

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA	2,256,980

10,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2005, 5.000%, 7/01/33 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (4)	10,081,200

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (UB) (5)	6/19 at 100.00	AA	1,184,123

1,900	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 4.000%, 7/01/16	No Opt. Call	AA	1,981,776

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	24,528,460

1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,020,420

3,215	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	3,250,397

	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	578,056
625	5.000%, 6/01/32	6/21 at 100.00	A–	666,263
750	5.000%, 6/01/36	6/21 at 100.00	A–	797,423
750	5.125%, 6/01/42	6/21 at 100.00	A–	802,050

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	7/15 at 100.00	N/R (4)	167,397

2,690	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Adult Communities Total Services Retirement Life, Series 2006A, 4.500%, 11/15/36	11/16 at 100.00	A–	2,703,665

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA– (4)	2,645,125

1,500	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured (ETM)	No Opt. Call	AA+ (4)	1,498,590

1,790	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BB	1,797,733

1,795	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,932,587

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	A1 (4)	663,007

2,870	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	3,045,070

875	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	904,689

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A3	550,340

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	596,771

Nuveen Investments	47

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	$1,020,220

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,876,964

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	39,532

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	121,122

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	173,545

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	93,118

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	15,386

125	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	118,458

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
95	5.250%, 5/01/39	5/17 at 100.00	N/R	95,397
305	6.650%, 5/01/40	5/17 at 100.00	N/R	310,618

435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	268,304

270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	5/18 at 100.00	N/R	140,883

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40	5/18 at 100.00	N/R	3

2,710	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/15 at 100.00	N/R	2,712,060

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	265,733

1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,589,340

13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	14,182,609
150,535	Total Florida			159,022,227

	Georgia – 1.5%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA (4)	2,056,380

690	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	808,356

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,340	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	$1,580,878

10	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	10,073

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	503,770

495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	498,717

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	7,987,000

980	Augusta, Georgia, Airport Revenue Bonds, General Series 2005C, 5.450%, 1/01/31 (Alternative Minimum Tax)	7/15 at 100.00	Baa2	981,068

3,105	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Alternative Minimum Tax)	9/15 at 100.00	BBB	3,118,289

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	11,573,899

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	AA–	1,312,575

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA	1,150,990

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
955	5.000%, 3/15/22	No Opt. Call	A+	1,104,276
1,000	5.500%, 9/15/28	No Opt. Call	A	1,181,540

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,784,378

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 (Pre-refunded 7/01/15) – SYNCORA GTY Insured	7/15 at 100.00	A1 (4)	1,008,130

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AA	1,067,410
33,765	Total Georgia			37,727,729

	Guam – 0.2%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,125,570

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,241,620

880	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	971,626

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,903,728
5,510	Total Guam			6,242,544

	Hawaii – 0.5%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	1,715,490

Nuveen Investments	49

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

$1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	$1,140,050

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
1,000	8.750%, 11/15/29	11/19 at 100.00	N/R	1,255,970
1,250	9.000%, 11/15/44	11/19 at 100.00	N/R	1,558,975

7,000	Hawaii State, Airport System Revenue Bonds, Refunding Series 2010B, 5.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	A	7,056,770
11,750	Total Hawaii			12,727,255

	Idaho – 0.5%

9,125	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A–	9,178,381

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	1,173,480
760	6.250%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	898,518

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	A+	1,052,290
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	A+	1,119,624
12,950	Total Idaho			13,422,293

	Illinois – 9.0%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	2,173,480

971	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	AA	982,128

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	1,509,257
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	1,720,855

10,000	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Unlimited Tax Refunding Series 2006, 5.000%, 12/01/24	6/16 at 100.00	AAA	10,507,499

2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,320,941

2,875	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	AA–	2,968,495

	Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35	2/21 at 100.00	AA	314,450
750	0.000%, 2/01/36	2/21 at 100.00	AA	219,458

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	4,883,867

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	2,159,020

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	$2,761,175

850	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	874,667

525	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	577,957

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
580	6.125%, 5/15/27	5/15 at 100.00	BBB–	580,812
1,290	6.125%, 5/15/27	5/20 at 100.00	BBB–	1,394,245

710	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	869,523

9,300	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB	9,382,118

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	1,146,740

2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BBB	2,344,216

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,405,085

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,081,780

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,352,616

3,865	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa1	3,685,200

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,287,640

2,545	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,969,684

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	544,415

1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,692,996

2,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,564,912

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
895	5.500%, 7/01/28	7/23 at 100.00	A–	1,044,716
3,000	6.500%, 7/01/34	7/18 at 100.00	A–	3,293,580

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	4,437,381

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
1,335	6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,607,834
1,665	6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB) (5)	5/19 at 100.00	Aaa	2,005,276

6,255	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	6,897,076

Nuveen Investments	51

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	$1,195,953

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB+ (4)	11,044,349

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	1,034,344

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,720,840

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,577,604

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,684,365

2,350	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	2,378,059

3,485	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,785,616

3,895	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,014,304

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA	258,221

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	4/16 at 100.00	AA+	4,026,920

7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,281,068

10,000	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/25	4/24 at 100.00	A–	11,148,699

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	A–	6,025,246
5,910	5.000%, 3/01/26	3/22 at 100.00	A–	6,369,621
500	5.000%, 3/01/27	3/22 at 100.00	A–	533,325

	Illinois State, General Obligation Bonds, Series 2013:
1,390	5.250%, 7/01/28	7/23 at 100.00	A–	1,508,484
1,800	5.500%, 7/01/38	7/23 at 100.00	A–	1,982,520

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AAA	5,795,250

960	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (7)	1/16 at 100.00	N/R	478,080

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CC	2,199,990

1,630	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36 (8)	1/16 at 100.00	D	475,960

875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	AAA	930,414

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	3,949,800

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	6,717,166

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,845	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	$2,011,216

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	892,531

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,569,038
3,000	6.250%, 6/01/24	6/16 at 100.00	A	3,191,550

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,765,554

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	1,044,300

	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2013A:
10,000	4.000%, 4/01/30	4/23 at 100.00	AA–	10,370,999
5,000	4.000%, 4/01/32	4/23 at 100.00	AA–	5,136,650

7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	8,474,504
215,286	Total Illinois			224,133,634

	Indiana – 3.5%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/17 at 100.00	BB+	408,727

	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
1,000	5.125%, 8/01/29 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	1,059,170
500	5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	530,365

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
3,325	5.250%, 10/15/18	No Opt. Call	A	3,711,465
5,215	5.250%, 10/15/20	No Opt. Call	A	6,040,430

	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A:
3,420	7.000%, 7/01/33	7/23 at 100.00	BB–	3,760,700
6,465	7.250%, 7/01/43	7/23 at 100.00	BB–	7,147,058

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A:
2,280	7.000%, 7/01/33	7/23 at 100.00	BB–	2,507,134
5,240	7.250%, 7/01/43	7/23 at 100.00	BB–	5,829,133

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BB–	1,414,224

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	BBB	1,072,820

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,321,270

9,000	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/32 – AGM Insured	6/22 at 100.00	BBB–	9,691,200

5,115	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,459,035

Nuveen Investments	53

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$2,830	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	$2,990,772

4,130	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	4,353,309

345	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	366,911

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	3,975,125

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	AA–	3,190,860

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Baa1	1,702,462
1,400	5.000%, 4/01/27	4/22 at 100.00	Baa1	1,538,866
1,560	5.000%, 4/01/29	4/22 at 100.00	Baa1	1,681,274

	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006:
1,000	5.000%, 7/15/23	7/16 at 100.00	A	1,025,440
775	5.000%, 1/15/27	7/16 at 100.00	A	789,245

6,380	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	7,825,198

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	6,056,250
78,835	Total Indiana			87,448,443

	Iowa – 0.4%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	2,470,787

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	565,370

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,530,871

3,710	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	3,992,146

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,097,800
8,975	Total Iowa			9,656,974

	Kansas – 0.5%

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22	9/18 at 100.00	AAA	564,475

4,540	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	Aa2	5,235,074

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	2,022,920

2,335	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	2,367,270

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	$1,310,940
10,575	Total Kansas			11,500,679

	Kentucky – 0.9%

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	BBB+	2,832,825
2,015	6.000%, 6/01/30	6/20 at 100.00	BBB+	2,292,526

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	A+	1,657,320

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
2,685	4.000%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	2,922,461
2,750	5.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	A+	3,148,338

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,603,709

1,540	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A3	1,702,162

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	5,968,650
19,395	Total Kentucky			22,127,991

	Louisiana – 2.6%

3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–	3,772,705

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	1,109,740

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
5,000	6.750%, 12/15/37 (6)	12/17 at 100.00	N/R	3,243,500
800	6.000%, 12/15/37	7/15 at 100.00	N/R	443,920

65	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	36,075

27,900	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	31,793,723

3,635	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, 4.000%, 7/01/39	7/25 at 100.00	A+	3,565,753

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,125,710

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,316,700

675	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA	732,503

200	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 (Pre-refunded 7/01/15) – AGC Insured	7/15 at 100.00	AA (4)	201,898

Nuveen Investments	55

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	$1,565,115

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	10,443,399

375	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	412,620

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Baa1	3,157,170
60,755	Total Louisiana			63,920,531

	Maine – 0.7%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	2,294,400
10,390	6.750%, 7/01/41	7/21 at 100.00	BBB–	11,901,017

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,817,714

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	513,139
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,105,370
15,515	Total Maine			17,631,640

	Maryland – 0.3%

1,000	Baltimore County, Maryland, General Obligation Bonds, Metroplitan District Refunding Series 2009, 5.000%, 8/01/16	No Opt. Call	AAA	1,058,650

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,077,059
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,794,748

1,000	Harford County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 5.000%, 7/01/17	No Opt. Call	AAA	1,093,320

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–	1,050,070

2,650	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Refunding Second Series 2011E, 5.000%, 8/01/15	No Opt. Call	AAA	2,682,701
8,450	Total Maryland			8,756,548

	Massachusetts – 1.3%

4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	4,533,614

6,750	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	6,977,475

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB–	1,147,204

590	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	AA	614,284

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 13.569%, 7/01/29 (IF)	7/19 at 100.00	AA	$9,253,753

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6)	1/18 at 100.00	N/R	11,985

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	AA	504,155

4,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	5,130,944

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	1,263,074
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	701,708

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.600%, 8/01/38 (IF)	8/19 at 100.00	AAA	3,303,301
33,435	Total Massachusetts			33,441,497

	Michigan – 2.3%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	9,245,971

5,595	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	5,673,218

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA	896,568

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA	8,411,648

2,080	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	A–	2,212,018

8,000	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 4.000%, 11/15/40	5/25 at 100.00	A+	7,732,400

725	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–	755,885

	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
615	6.000%, 10/01/21	No Opt. Call	BB–	635,123
435	7.000%, 10/01/31	10/21 at 100.00	BB–	460,017
1,000	7.000%, 10/01/36	10/21 at 100.00	BB–	1,050,430

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,639,497

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,262,288

1,310	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,314,755

	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa3	867,180
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa3	2,257,740

Nuveen Investments	57

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
$500	5.625%, 11/15/29	11/19 at 100.00	A–	$566,685
1,480	5.750%, 11/15/39	11/19 at 100.00	A–	1,666,317

1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	1,737,645

375	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	401,591

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/20	No Opt. Call	A1	1,403,484

6,010	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	7,384,126
57,105	Total Michigan			57,574,586

	Minnesota – 1.2%

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	1,069,120

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,050,050

	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23	11/18 at 100.00	A	3,492,420
3,000	6.625%, 11/15/28	11/18 at 100.00	A	3,508,050

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,045,120

95	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	7/15 at 100.00	A	95,428

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
4,500	6.000%, 11/15/25	11/15 at 100.00	BBB–	4,600,665
4,000	6.000%, 11/15/30	11/15 at 100.00	BBB–	4,088,800
2,000	6.000%, 11/15/35	11/15 at 100.00	BBB–	2,043,080

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,445,632

3,750	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	4,215,038
27,585	Total Minnesota			29,653,403

	Mississippi – 0.2%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,721,950

	Missouri – 2.0%

3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,936,724

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$380	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	$370,276

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,776,774

13,335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	No Opt. Call	AA	13,106,704

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	1,378,938

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 2015-XF0046, 13.574%, 5/15/17 (IF)	No Opt. Call	AAA	6,274,377

2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A–	2,598,615

2,000	Saint Louis County School District C2 Parkway, Missouri, General Obligation Bonds, Series 2015A, 5.000%, 3/01/16	No Opt. Call	AAA	2,079,520

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	2,506,950
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	3,301,690
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	2,816,938
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	3,008,530
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	2,453,220
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	782,340

1,600	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/15 at 100.00	N/R	1,545,920

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,097,609
65,612	Total Missouri			50,035,125

	Montana – 0.1%

2,500	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A, 6.125%, 5/15/36	5/16 at 100.00	N/R	2,561,075

	Nebraska – 1.0%

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,360,720

11,930	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2014, 5.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	Aa3	13,722,243

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015:
1,000	4.000%, 12/15/33	12/24 at 100.00	AA–	1,052,230
1,710	4.000%, 12/15/34	12/24 at 100.00	AA–	1,793,568

2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20 (Pre-refunded 1/01/18)	1/18 at 100.00	A1 (4)	3,048,623
21,390	Total Nebraska			23,977,384

Nuveen Investments	59

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada – 0.6%

$90	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Senior Lien Series 2006A, 4.750%, 9/01/36 – FGIC Insured (Alternative Minimum Tax)	9/16 at 100.00	A	$90,930

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	2,227,600

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	7/15 at 100.00	BBB	2,101,386

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23	6/19 at 100.00	BBB	2,297,520
1,500	8.000%, 6/15/30	6/19 at 100.00	BBB	1,732,980

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,757,325

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
150	4.000%, 6/01/19	No Opt. Call	N/R	154,869
130	4.000%, 6/01/20	No Opt. Call	N/R	133,948
945	4.000%, 6/01/21	No Opt. Call	N/R	968,162
425	5.000%, 6/01/23	No Opt. Call	N/R	460,075
200	4.250%, 6/01/24	6/23 at 103.00	N/R	204,272

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
610	6.500%, 9/01/20	9/18 at 100.00	N/R	665,229
1,325	6.750%, 9/01/27	9/18 at 100.00	N/R	1,406,315

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	459,409
14,385	Total Nevada			15,660,020

	New Hampshire – 0.4%

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	A–	3,642,275

800	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.875%, 7/01/34 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (4)	807,688

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.175%, 6/01/39 (IF) (5)	6/19 at 100.00	AA+	4,654,894
7,605	Total New Hampshire			9,104,857

	New Jersey – 1.6%

4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	5,142,077

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa3	1,668,697

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA–	1,802,530
1,775	5.000%, 7/01/23 – NPFG Insured	7/15 at 100.00	AA–	1,802,530

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
$1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/15 at 100.00	B+	$1,103,700
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B+	1,813,268

2,165	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B+	2,440,973

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	936,686

2,015	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.250%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	2,372,884

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	749,736

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.730%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,914,604

3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,897,916

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	A3	1,148,660

3,470	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A	4,039,913

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA	2,307,700

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
5,805	4.625%, 6/01/26	6/17 at 100.00	B+	5,606,817
2,000	4.750%, 6/01/34	6/17 at 100.00	B2	1,550,960
36,445	Total New Jersey			40,299,651

	New Mexico – 0.5%

4,790	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 4.650%, 11/01/29 – CIFG Insured	11/16 at 100.00	BBB+	4,817,064

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	3,171,870

3,070	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	3,487,459

685	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	688,309
11,545	Total New Mexico			12,164,702

	New York – 4.0%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,282,457
7,745	6.375%, 7/15/43	1/20 at 100.00	BBB–	9,107,578

Nuveen Investments	61

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$520	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	$501,847

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	7/15 at 100.00	AA–	1,887,313

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA	5,707,863

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.711%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,710,780
2,335	13.699%, 2/15/33 (IF)	2/19 at 100.00	AAA	3,162,874

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	460,560

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,233,258

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	3,491,700

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,110,280
1,980	5.000%, 5/01/38	5/21 at 100.00	A–	2,169,842

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	AA–	4,710,538

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	BBB+	277,403
300	5.000%, 7/01/24	No Opt. Call	BBB+	355,305
210	5.000%, 7/01/26	7/24 at 100.00	BBB+	242,718

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (9)	10/17 at 100.00	N/R	1,125,000
1,000	5.875%, 10/01/46 (10)	10/17 at 102.00	N/R	375,000

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	852,738

1,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/15 at 100.00	BB	1,503,255

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 17.747%, 6/15/33 (IF)	6/19 at 100.00	AA+	1,497,800

2,180	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1, 5.000%, 10/01/15	No Opt. Call	AA	2,224,821

5	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	7/15 at 100.00	AA	5,028

13,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	13,591,889

895	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA+	912,658

140	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R (4)	142,831

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$560	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	$627,049

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA	2,348,210

3,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	3,630,410

9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Sixth Series 2014, 4.000%, 10/15/16 (Alternative Minimum Tax)	No Opt. Call	AA–	9,466,020

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	937,392

4,250	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/17	No Opt. Call	AAA	4,691,660

1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,287,152

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A–	1,621,760

12,150	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/26	6/16 at 100.00	BB–	12,212,329
94,700	Total New York			100,465,318

	North Carolina – 0.6%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.585%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,559,871

1,000	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	1,015,780

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bond Trust 2015-XF0095:
585	26.776%, 4/01/34 (IF)	10/15 at 100.00	AA+	953,965
1,920	26.563%, 10/01/36 (IF)	10/16 at 100.00	AA+	3,544,627

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,191,870

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	A3	1,238,690

1,580	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	1,643,595

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,245,160
10,865	Total North Carolina			14,393,558

	North Dakota – 0.4%

2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	BBB+ (4)	3,140,982

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	A–	2,158,737
3,535	5.000%, 12/01/32	12/21 at 100.00	A–	3,778,950
8,220	Total North Dakota			9,078,669

Nuveen Investments	63

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 3.4%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$8,670	5.125%, 6/01/24	6/17 at 100.00	B–	$7,396,724
8,920	5.875%, 6/01/30	6/17 at 100.00	B–	7,565,944
3,990	5.750%, 6/01/34	6/17 at 100.00	B–	3,256,159

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	A–	3,414,780
2,000	5.750%, 11/01/40	11/20 at 100.00	A–	2,301,160

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	3,302,474

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	8,607,655

3,250	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	3,624,075

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	776,818

5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	7,038,301

2,240	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA	2,300,749

1,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A	1,036,600

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,613,460

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,805,060

2,730	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	3,066,527

4,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	BBB–	4,163,960

5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 12/01/20	No Opt. Call	AAA	5,953,450

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,370	5.000%, 12/01/17	No Opt. Call	BB	2,504,616
1,250	5.000%, 12/01/22	No Opt. Call	BB	1,349,725
3,000	5.750%, 12/01/32	12/22 at 100.00	BB	3,225,660
2,000	6.000%, 12/01/42	12/22 at 100.00	BB	2,157,600

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,104,160

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	No Opt. Call	Baa2	2,179,060
2,500	5.000%, 12/01/32	No Opt. Call	Baa2	2,634,500
83,985	Total Ohio			86,379,217

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma – 0.0%

$1,185	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/19	No Opt. Call	A+	$1,353,543

	Oregon – 0.6%

1,600	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.500%, 10/01/49	10/24 at 100.00	N/R	1,777,216

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	AA	1,509,760

950	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	986,015

1,040	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,114,922

1,080	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A, 4.000%, 4/01/40 (WI/DD, Settling 5/20/15)	4/25 at 100.00	A–	1,046,801

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	8,187,109
13,225	Total Oregon			14,621,823

	Pennsylvania – 3.9%

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB–	1,304,449

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	1,006,700

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,104,290

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	2,244,700

705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	800,817

910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.694%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	1,446,573

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–	4,282,228

825	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	850,295

3,115	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	Baa2	3,619,723

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	Baa3	1,302,492

7,000	Pennsylvania State, General Obligation Bonds, First Series 2015, 5.000%, 3/15/24	No Opt. Call	AA–	8,460,480

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	1,099,791

Nuveen Investments	65

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	$17,516,699

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	503,851

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	7/15 at 100.00	AA	4,998,177

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Nineth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	A–	2,201,140

115	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A	115,247

260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	283,826

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	2,857,452

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	No Opt. Call	A1	10,180,423

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,659,368

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA– (4)	2,469,196

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	A+	3,340,110

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	A1 (4)	1,786,640

19,300	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	19,488,561

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
1,200	5.750%, 1/01/26 (Pre-refunded 1/01/16)	1/16 at 100.00	N/R (4)	1,243,656
1,400	5.875%, 1/01/32 (Pre-refunded 1/01/16)	1/16 at 100.00	N/R (4)	1,452,108
89,340	Total Pennsylvania			98,618,992

	South Carolina – 0.6%

700	Georgetown County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company, Senior Lien Series 2005A, 5.550%, 12/01/29 (Alternative Minimum Tax)	12/15 at 100.00	BBB	708,904

480	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	546,077

595	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/16 at 101.00	Aa1	618,324

7,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2006A, 5.000%, 1/01/25 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	7,223,930

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$70	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	AA–	$79,165

1,930	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,221,005

4,035	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 3.000%, 12/01/16	No Opt. Call	AA–	4,196,723
14,810	Total South Carolina			15,594,128

	South Dakota – 0.5%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,839,900

1,000	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa3	1,133,470

2,000	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Spearfish Products Project, Pooled Loan Program, Series 2008A, 5.875%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	A+	2,087,240

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (4)	7,709,445
12,250	Total South Dakota			13,770,055

	Tennessee – 1.0%

3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2	3,843,187

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
510	6.000%, 10/01/23	10/18 at 100.00	A+	585,077
1,500	6.125%, 10/01/28	10/18 at 100.00	A+	1,722,270

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,265,320

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,083,810

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+	749,563
755	5.000%, 7/01/17	7/16 at 100.00	BBB+	791,965
4,680	5.500%, 7/01/36	7/16 at 100.00	BBB+	4,903,938

1,695	Knox County, Tennessee, General Obligation Bonds, Refunding Series 2015, 5.000%, 4/01/16	No Opt. Call	AA+	1,769,207

1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	BBB+	1,599,408

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA+	1,137,510

2,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	2,283,440

Nuveen Investments	67

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	$1,150,070
22,970	Total Tennessee			24,884,765

	Texas – 10.9%

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	5,839,627

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23	7/18 at 100.00	A–	3,934,960

2,315	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	2,543,282

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+	3,765,125

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB	1,984,257

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB	3,969,092

2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	BBB	2,990,897

1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB	1,503,575

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	B+	2,261,805

	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building & Refunding Series 2014A:
2,540	3.000%, 2/15/16	No Opt. Call	AAA	2,595,728
5,885	4.000%, 2/15/17	No Opt. Call	AAA	6,238,865

1,000	Cypress-Fairbanks Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Series 2006, 5.000%, 2/15/16	No Opt. Call	AAA	1,037,750

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	4,061,645
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,734,900

20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	22,265

1,460	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BBB–	1,540,782

1,750	Fort Worth, Texas, Water and Sewerage Revenue Bonds, Refunding & Improvement Series 2014, 4.000%, 2/15/17	No Opt. Call	Aa1	1,855,630

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	1,129,341

8,575	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa3	9,149,954

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	A1 (4)	$2,429,980

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA–	5,156,550

510	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 2.000%, 11/15/15	No Opt. Call	A3	514,090

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BB–	2,892,030

1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (Alternative Minimum Tax)	7/25 at 100.00	B+	1,062,810

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	2,213,842

335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	No Opt. Call	A2	373,016

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A:
6,500	5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A	6,840,600
1,270	5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A	1,439,964

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	Aa1	2,926,431

4,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	BBB	5,291,073

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007:
1,000	5.125%, 11/01/27	11/17 at 100.00	BBB	1,045,580
2,500	5.250%, 11/01/37	11/17 at 100.00	BBB	2,596,375

5,585	McKinney Independent School District, Collin County, Texas, General Obligation Bonds, Refunding School Building Series 2014, 5.000%, 2/15/16	No Opt. Call	AAA	5,795,834

755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	775,445

6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	6,753,459

1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,342,300

3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,251,970

1,200	North Texas Municipal Water District, Water System Revenue Bonds, Series 2008, 5.000%, 9/01/16	No Opt. Call	AAA	1,274,796

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/33 (Pre-refunded 1/01/18) (UB) (5)	1/18 at 100.00	A3 (4)	2,249,880

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,000	5.500%, 9/01/41	9/21 at 100.00	AA+	2,350,520
10,880	4.000%, 9/01/45	9/31 at 100.00	AA+	10,886,201

Nuveen Investments	69

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	$3,484,830

4,500	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Pre-refunded 1/01/16)	1/16 at 100.00	A2 (4)	4,665,285

4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A3	4,894,968

2,000	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,327,620

	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Baa2	702,677
1,805	5.000%, 2/01/34	2/24 at 100.00	Baa2	1,898,246
385	5.125%, 2/01/39	2/24 at 100.00	Baa2	402,933

525	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	630,609

	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Junior Lien Series 2014:
8,500	5.000%, 2/01/16	No Opt. Call	AA+	8,808,040
12,010	5.000%, 2/01/17	No Opt. Call	AA+	12,936,691

10,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2009A, 5.250%, 2/01/25	2/19 at 100.00	Aa1	11,459,199

4,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2008, 5.000%, 2/01/25	2/18 at 100.00	Aa1	4,419,560

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,095,730
1,000	5.000%, 8/15/27 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,095,730

1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,095,730

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–	10,140,780

1,600	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	BBB	1,681,760

870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	1,014,533

70	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	84,644

515	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	A–	552,976

3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	No Opt. Call	A3	4,105,813

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,004,181

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	9,438,390

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	$8,887,020

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (4)	1,097,410

6,765	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/20	No Opt. Call	AAA	7,934,669

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 17.847%, 2/01/17 (IF)	8/19 at 100.00	AAA	2,671,900

5,315	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	A–	5,162,460

14,685	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	14,352,385

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,300	5.500%, 11/15/25	11/15 at 100.00	N/R	1,312,129
4,100	5.650%, 11/15/35	11/15 at 100.00	N/R	4,129,438

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	879,540

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,070,320

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	553,115

6,140	Ysleta Independent School District, El Paso County, Texas, General Obligation Bonds, Refunding Series 2014, 5.000%, 8/15/24	No Opt. Call	AAA	7,586,216
249,790	Total Texas			272,199,753

	Utah – 0.5%

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
855	5.600%, 7/15/22	No Opt. Call	BB+	927,615
850	6.300%, 7/15/32	7/22 at 100.00	BB+	932,051

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,072,250

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
445	6.250%, 6/15/28	6/17 at 100.00	N/R	452,107
950	6.500%, 6/15/38	6/17 at 100.00	N/R	967,015

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,371,113

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB–	1,170,242

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,135	7.750%, 7/15/31	7/21 at 100.00	BB+	2,491,267
3,520	8.000%, 7/15/41	7/21 at 100.00	BB+	4,147,123
12,140	Total Utah			13,530,783

Nuveen Investments	71

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Vermont – 0.2%

$1,000	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26 (Pre-refunded 5/01/16)	5/16 at 100.00	N/R (4)	$1,044,000

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28	1/21 at 100.00	Ba1	1,921,268
1,000	6.250%, 1/01/33	1/21 at 100.00	Ba1	1,055,560
3,815	Total Vermont			4,020,828

	Virgin Islands – 0.1%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	549,040

2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	2,827,448
2,980	Total Virgin Islands			3,376,488

	Virginia – 1.5%

675	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/15 at 100.00	AA	676,924

11,370	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2015A, 5.000%, 10/01/16	No Opt. Call	AAA	12,113,597

2,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,286,520

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	1,863,887

4,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	2,854,480

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	5,860,305

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,867,941
6,490	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	7,097,529
37,295	Total Virginia			36,621,183

	Washington – 2.9%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A1	6,961,611

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.382%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	1,497,869

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,698,871

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.486%, 7/01/32 – AGM Insured (Pre-refunded 7/01/17) (IF) (5)	7/17 at 100.00	AA+ (4)	2,975,187

1,050	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	1,381,412

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$3,000	Snohomish County School District 15, Edmonds, Washington, General Obligation Bonds, Series 2006, 5.000%, 12/01/19 (Pre-refunded 6/01/16) – NPFG Insured	6/16 at 100.00	AA+ (4)	$3,152,760

5,660	Spokane, Washington, General Obligation Bonds, Series 2015, 3.000%, 12/01/32	12/24 at 100.00	AA	5,344,795

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,235,800

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	4,241,823

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	3,346,428
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	2,936,415

1,500	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	A+	1,721,460

600	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16	No Opt. Call	Aa1	647,172

2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	2,252,460

2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 7.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,469,880

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29	10/19 at 100.00	Baa1	3,244,980

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,191,102

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community Refunding, Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,414,272

10,885	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Series 2006B, 5.000%, 7/01/29 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA+ (4)	11,474,531

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.624%, 7/01/29 – AGM Insured (Pre-refunded 7/01/16) (IF)	7/16 at 100.00	AA+ (4)	3,876,571

5,895	Washington State, General Obligation Bonds, Various Purpose Series 2012D, 5.000%, 2/01/16	No Opt. Call	AA+	6,108,635
65,075	Total Washington			72,174,034

	West Virginia – 0.1%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	515,385

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	1,137,728

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	1,052,650
2,520	Total West Virginia			2,705,763

	Wisconsin – 4.6%

1,455	Eau Claire, Wisconsin, General Obligation Bonds, Refunding Series 2007B, 4.000%, 4/01/16 – NPFG Insured	No Opt. Call	Aa1	1,505,081

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	5,826,950

Nuveen Investments	73

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
$1,610	6.000%, 12/01/32	No Opt. Call	N/R	$1,647,272
5,000	6.250%, 12/01/42	No Opt. Call	N/R	5,145,450

970	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	992,514

	Public Finance Authority of Wisconsin, for the Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
580	5.000%, 10/01/34	10/22 at 100.00	BB+	591,501
500	5.125%, 10/01/45	10/22 at 100.00	BB+	506,440

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43	8/23 at 100.00	BB+	1,787,987

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
355	5.500%, 10/01/22	No Opt. Call	BB+	395,875
375	6.000%, 10/01/32	10/22 at 100.00	BB+	406,200

2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	AA–	3,265,785

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A	1,634,853

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015:
2,145	3.250%, 12/01/30	No Opt. Call	A+	2,057,248
1,750	3.375%, 12/01/31	No Opt. Call	A+	1,671,548
6,000	4.000%, 12/01/35	6/24 at 100.00	A+	5,937,540

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,362,127

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	15,771,451

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,067,790

18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	20,021,039

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	AA	7,700,980

435	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	477,482

595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	A+ (4)	714,898

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
2,980	5.000%, 7/01/34	7/24 at 100.00	BBB+	3,255,739
2,100	4.350%, 7/01/36	7/21 at 100.00	BBB+	2,115,834

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	3,374,048

2,535	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	2,614,371

74	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
$5,000	5.000%, 12/01/34		12/22 at 102.00	N/R	$5,083,600
4,435	5.000%, 12/01/44		12/22 at 102.00	N/R	4,458,284
4,225	5.250%, 12/01/49		12/22 at 102.00	N/R	4,277,263

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,880	5.250%, 10/01/39		10/22 at 102.00	N/R	1,919,837
1,000	5.375%, 10/01/44		10/22 at 102.00	N/R	1,023,510
3,500	5.500%, 10/01/49		10/22 at 102.00	N/R	3,585,260

1,765	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – AMBAC Insured		7/15 at 100.00	A1 (4)	1,779,349
106,145	Total Wisconsin				113,975,106

	Wyoming – 0.6%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39		7/19 at 100.00	A1	2,296,180

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31		3/21 at 100.00	A3	5,130,630

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27		12/21 at 100.00	BBB+	906,432
2,500	6.000%, 12/01/36		12/21 at 100.00	BBB+	2,854,450

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40		6/21 at 100.00	BBB	4,301,963
13,450	Total Wyoming				15,489,655
$2,291,775	Total Municipal Bonds (cost $2,201,259,070)				2,411,758,185

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$139	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/19	N/R	$24,949

37	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	3.000%	7/15/55	N/R	4,930
$176	Total Corporate Bonds (cost $15,730)				29,879
	Total Long-Term Investments (cost $2,201,274,800)				2,411,788,064

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	MUNICIPAL BONDS – 0.8%

	California – 0.3%

$6,495	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (12)		No Opt. Call	N/R	$6,523,318

630	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (12)		No Opt. Call	N/R	632,747

Nuveen Investments	75

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$960	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (12)	No Opt. Call	N/R	$964,186
8,085	Total California			8,120,251

	North Carolina – 0.2%

4,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Project, Variable Rate Demand Obligations, Series 2013, 0.400%, 6/01/38 (Alternative Minimum Tax) (13)	12/14 at 100.00	N/R	4,000,000

	Pennsylvania – 0.3%

7,300	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Variable Rate Demand Obligations, Series 2014, 0.400%, 6/01/44 (Mandatory put 7/01/15) (Alternative Minimum Tax) (13)	1/16 at 100.00	A-2	7,300,000
$19,385	Total Short-Term Investments (cost $19,385,000)			19,420,251
	Total Investments (cost $2,220,659,800) – 97.2%			2,431,208,315
	Floating Rate Obligations – (0.2)%			(6,525,000)
	Other Assets Less Liabilities – 3.0%			75,915,716
	Net Assets – 100%			$2,500,599,031

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700%.

(8)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.

(9)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(10)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(11)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(12)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(13)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

76	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 105.9%

	MUNICIPAL BONDS – 105.9%

	Arizona – 0.9%

$390	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	$439,183

50	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA	50,412
440	Total Arizona			489,595

	California – 11.5%

1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured	10/23 at 100.00	AA	1,182,280

305	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	334,661

45	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22 (Pre-refunded 7/01/15)	7/15 at 100.00	A (4)	45,374

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	No Opt. Call	A1	961,707

470	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	Aa1	418,234

555	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A1	659,529

960	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 5.000%, 6/01/21	6/17 at 100.00	B–	959,808

130	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	151,484

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	918,024

475	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/17	No Opt. Call	BBB–	510,041
5,590	Total California			6,141,142

	Colorado – 11.5%

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax)	No Opt. Call	A+	654,478

1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	A–	1,170,180

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	1,105,980

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	452,429

1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	AA–	888,940

1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19	No Opt. Call	N/R	1,331,737

Nuveen Investments	77

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	Baa3	$563,225
5,830	Total Colorado			6,166,969

	Connecticut – 0.3%

180	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	182,423

	District of Columbia – 0.6%

10	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	12,698

260	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	A+	310,211
270	Total District of Columbia			322,909

	Florida – 2.4%

450	Miami, Florida, Limited Ad Valorem Tax Bonds, Homeland Defense / Neighborhood Capital Improvement Project, Series 2009, 5.000%, 1/01/19	No Opt. Call	A	502,088

620	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/22	No Opt. Call	AA	737,502

40	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/21	No Opt. Call	A+	46,700
1,110	Total Florida			1,286,290

	Georgia – 4.0%

1,000	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	1,007,510

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
188	5.500%, 7/15/23	7/21 at 100.00	N/R	191,407
374	5.500%, 7/15/30	7/21 at 100.00	N/R	380,325
410	5.500%, 1/15/36	7/21 at 100.00	N/R	417,404

110	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	131,751
2,082	Total Georgia			2,128,397

	Illinois – 12.9%

305	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	AA–	362,160

590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19 (5)	No Opt. Call	AA–	683,922

335	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.250%, 1/01/22 – AGM Insured	4/18 at 100.00	A2	369,750

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	AA–	384,920

500	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/21	No Opt. Call	BBB	562,150

645	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	708,062

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,000	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund Revenue Bonds, Series 2013, 5.000%, 1/01/21 (5)	No Opt. Call	AAA	$1,179,390

1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/32 – AGM Insured	6/24 at 100.00	AA	1,124,010

110	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.010%, 6/15/17 – FGIC Insured	No Opt. Call	AA–	107,374

535	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	604,812

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	803,890
6,345	Total Illinois			6,890,440

	Indiana – 3.2%

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	586,135

490	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A, 5.000%, 5/01/22	No Opt. Call	A+	571,404

460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	489,311

30	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011A, 5.250%, 10/01/23	10/21 at 100.00	AA	35,732
1,480	Total Indiana			1,682,582

	Iowa – 2.5%

1,125	Dubuque, Iowa, General Obligation Bonds, Sales Tax Increment, Second Lien Series 2014, 5.000%, 6/01/25	6/24 at 100.00	Aa2	1,357,661

	Kansas – 2.8%

1,025	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/23	No Opt. Call	A+	1,214,348

390	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	282,504
1,415	Total Kansas			1,496,852

	Kentucky – 2.6%

60	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21	6/20 at 100.00	BBB+	68,943

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
380	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	405,661
525	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	563,220

175	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	AAA	206,367

130	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA	131,587
1,270	Total Kentucky			1,375,778

Nuveen Investments	79

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana – 5.9%

$200	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds, LOOP Inc. Project, Series 2007B-1A, 1.375%, 10/01/37 (Mandatory put 10/01/16)	No Opt. Call	A3	$201,024

1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	A	1,200,040

500	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	560,385

1,015	Regional Transit Authority, Louisiana, Sales Tax Revenue Bonds, Series 2010, 5.000%, 12/01/19 – AGM Insured (5)	No Opt. Call	AA	1,164,398
2,715	Total Louisiana			3,125,847

	Maine – 0.7%

185	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/25	7/23 at 100.00	Baa1	211,052

120	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/23	No Opt. Call	BBB+	138,070
305	Total Maine			349,122

	Massachusetts – 1.2%

80	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.000%, 7/01/21	No Opt. Call	BBB+	89,547

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/21 – AMBAC Insured	7/15 at 100.00	N/R	531,293
610	Total Massachusetts			620,840

	Michigan – 3.0%

75	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996C-1, 0.000%, 7/01/21	No Opt. Call	BB	51,321

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
500	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	549,780
190	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	210,550

75	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	77,454

500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/27	No Opt. Call	AAA	583,730

95	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	97,993

10	Wayne Charter County, Michigan, General Obligation Bonds, Capital Improvements Series 2008A, 4.500%, 2/01/27 – AGM Insured	2/18 at 100.00	AA	10,198
1,445	Total Michigan			1,581,026

	Missouri – 2.2%

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/24	No Opt. Call	A–	1,187,740

	Nevada – 0.8%

390	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA	445,216

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 2.4%

$375	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	B+	$395,966

420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A–	432,134

180	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A3	187,412

50	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	52,098

210	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BB	210,407
1,235	Total New Jersey			1,278,017

	New York – 4.8%

415	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	441,904

500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	541,425

70	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	78,381

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/22 (Alternative Minimum Tax) (5)	No Opt. Call	AA–	1,491,588
2,235	Total New York			2,553,298

	North Carolina – 4.5%

1,000	Mecklenburg County, North Carolina, General Obligation Bonds, Refunding Series 2013A, 5.000%, 12/01/25 (5)	No Opt. Call	AAA	1,269,250

160	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	179,952

795	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/21 (5)	No Opt. Call	AA	948,045
1,955	Total North Carolina			2,397,247

	North Dakota – 0.8%

400	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 4.000%, 12/01/21	No Opt. Call	A–	428,136

	Ohio – 3.9%

100	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	107,781

595	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	507,618

270	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	305,254

1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/22	No Opt. Call	A1	1,171,650
1,965	Total Ohio			2,092,303

Nuveen Investments	81

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon – 2.2%

$1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2014-22, 5.000%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,192,860

	Pennsylvania – 2.6%

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	No Opt. Call	BBB	968,915

170	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/21	No Opt. Call	BBB	191,639

220	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	232,995

5	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	A+	5,866
1,235	Total Pennsylvania			1,399,415

	Rhode Island – 2.0%

895	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Providence College, Refunding Series 2012B, 5.000%, 11/01/22	No Opt. Call	A	1,056,691

	South Carolina – 0.8%

500	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	423,770

	Texas – 3.5%

365	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/23	No Opt. Call	BBB–	411,070

215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	225,868

855	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	AA–	616,275

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	AA–	100,338

500	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	Baa2	518,875
2,165	Total Texas			1,872,426

	Utah – 2.1%

25	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/23	5/21 at 100.00	AA+	29,395

935	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/22	No Opt. Call	A+	1,112,940
960	Total Utah			1,142,335

	Virginia – 1.4%

	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
185	0.000%, 7/01/25	No Opt. Call	BBB–	120,026
690	0.000%, 7/01/26	No Opt. Call	BBB–	422,508

185	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	203,576
1,060	Total Virginia			746,110

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 1.0%

$500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19 (ETM)	No Opt. Call	N/R (4)	$558,800

	West Virginia – 0.4%

235	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	Baa1	234,918

	Wisconsin – 2.8%

1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/24	7/23 at 100.00	A–	1,171,016

260	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	301,109
1,275	Total Wisconsin			1,472,125

	Wyoming – 1.7%

755	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board, Wyoming, Electric Facilities Improvement Lease Revenue Bonds, Gillette Electrical System Project, Series 2014A, 5.000%, 6/01/24	No Opt. Call	A+	912,501
$51,972	Total Long-Term Investments (cost $55,309,840)			56,591,781
	Other Assets Less Liabilities – (5.9)% (6)			(3,163,292)
	Net Assets – 100%			$53,428,489

Investments in Derivatives as of April 30, 2015

Consumer Price Index Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Date (7)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays PLC	$3,000,000	Receive	CPURNSA	2.055%	9/05/16	9/02/16	$(81,085)
Barclays PLC	5,000,000	Receive	CPURNSA	2.600	2/06/18	2/05/18	(321,135)
Barclays PLC	4,000,000	Receive	CPURNSA	2.560	12/31/18	12/28/18	(294,376)
Barclays PLC	3,500,000	Receive	CPURNSA	2.509	2/11/19	2/08/19	(230,598)
Barclays PLC	4,500,000	Receive	CPURNSA	2.645	12/30/19	12/28/19	(387,364)
Barclays PLC	5,000,000	Receive	CPURNSA	2.693	2/03/20	2/01/20	(427,712)
Barclays PLC	5,500,000	Receive	CPURNSA	2.645	10/01/21	9/30/21	(444,914)
Barclays PLC	8,000,000	Receive	CPURNSA	2.777	2/21/22	2/19/22	(832,736)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.468	11/15/16	11/14/16	(120,894)
Morgan Stanley	3,750,000	Receive	CPURNSA	2.440	9/28/17	9/27/17	(172,652)
Morgan Stanley	3,800,000	Receive	CPURNSA	2.595	11/06/18	11/05/18	(228,645)
Morgan Stanley	6,000,000	Receive	CPURNSA	2.714	3/01/21	2/27/21	(550,070)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.283	9/16/21	9/15/21	(139,719)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.650	8/08/24	8/07/24	(274,213)
	$61,050,000						$(4,506,113)

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protec tion (8)	Current Credit Spread (9)	Notional Amount	Fixed Rate (Annua lized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs	Commonwealth of Puerto Rico	Buy	21.75 - 23.75%	$345,000	5.000%	9/20/19	$92,171	$34,437
Goldman Sachs	Commonwealth of Puerto Rico	Buy	22.25 - 24.25	170,000	5.000	12/20/19	46,684	8,368
				$515,000			$138,855	$42,805

Nuveen Investments	83

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	Fixed Rate Payment is due one business day after contract Termination Date.

(8)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(9)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(ETM)	Escrowed to maturity.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted

See accompanying notes to financial statements.

84	Nuveen Investments

Nuveen Intermediate Duration Municipal Bond Fund

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.2%

	MUNICIPAL BONDS – 98.2%

	Alabama – 0.4%

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
$3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2	$3,070,260
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2	2,327,716

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,575	5.000%, 11/15/15	No Opt. Call	A3	1,604,894
2,935	5.000%, 11/15/16	11/15 at 100.00	A3	3,009,696

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	AA+	1,209,857

2,000	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	2/18 at 100.00	Aa2	2,214,520

	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A:
1,500	5.000%, 9/01/18	No Opt. Call	A+	1,681,170
4,000	5.750%, 9/01/22	9/18 at 100.00	A+	4,571,680
18,430	Total Alabama			19,689,793

	Alaska – 0.2%

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,393,750

400	Aleutians East Burough Project, Alaska, Revenue Bonds, Series 2006, 4.375%, 6/01/15 – ACA Insured	No Opt. Call	N/R	400,144

6,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	7/15 at 100.00	B2	5,261,280
9,400	Total Alaska			9,055,174

	Arizona – 3.7%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	Aa3	4,394,227

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Childrens Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,401,219
6,255	5.000%, 2/01/27	2/22 at 100.00	BBB+	6,941,549

1,445	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A2	1,730,980

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	11,445,607
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,950,877
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	18,302,422

150	Arizona State Game and Fish Department and Commission, Beneficial Interest Certificates in Lease Purchase Agreement, AGF Administration Building Project, Series 2006, 4.500%, 7/01/15	No Opt. Call	A3	151,022

Nuveen Investments	85

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,995	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA	$2,143,687

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
30	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	32,670
40	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	44,660
5,165	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	5,895,124
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	5,813,137
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA	7,108,961
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA	8,679,375

	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A:
1,000	5.000%, 7/01/16 – AMBAC Insured	No Opt. Call	Aa3	1,053,610
1,050	5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3	1,145,361

6,000	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA+	6,863,040

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (4)	2,892,530

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A–	2,254,960

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,528,535

565	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B, 4.750%, 7/01/18 – AGM Insured	7/16 at 100.00	Aa1	592,335

	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B:
295	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	310,367
290	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	305,106

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A:
1,875	3.375%, 7/01/32	7/24 at 100.00	A+	1,863,375
1,940	3.500%, 7/01/33	7/24 at 100.00	A+	1,943,376

3,670	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	3,979,895

	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
850	5.000%, 6/01/21	No Opt. Call	A+	1,000,765
385	5.000%, 6/01/22	No Opt. Call	A+	458,597
500	5.000%, 6/01/23	No Opt. Call	A+	599,025

	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A:
2,015	5.000%, 7/01/22	7/20 at 100.00	A+	2,350,860
10,370	5.000%, 7/01/40	7/20 at 100.00	A+	11,304,544

8,850	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Refunding Series 2014B, 5.000%, 7/01/23	No Opt. Call	AAA	10,864,437

500	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2014A, 5.000%, 7/01/23	No Opt. Call	AAA	613,810

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A3	2,765,885

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
$1,000	4.375%, 7/01/18 – FGIC Insured	7/17 at 100.00	Aa2	$1,066,220
1,000	4.500%, 7/01/19 – FGIC Insured	7/17 at 100.00	Aa2	1,063,120

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured	7/20 at 100.00	AA	3,089,190

645	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	801,722

3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009A, 5.000%, 1/01/25	No Opt. Call	Aa1	3,409,140

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 3284, 13.733%, 6/01/19 (IF)	No Opt. Call	AA	6,308,064

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A2	1,115,750

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B., 5.375%, 7/01/28 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (4)	1,580,027
145,890	Total Arizona			165,159,163

	Arkansas – 1.3%

1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,134,980

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AA	1,530,990

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA	7,142,280
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA	7,112,385

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	AA–	1,340,691
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	AA–	1,097,170

4,495	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A–	4,615,601

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	598,800
800	5.000%, 7/01/23	No Opt. Call	A+	954,776
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,897,514
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,715,695
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,224,747
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,142,020
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,181,692
3,900	4.000%, 7/01/41	7/24 at 100.00	A+	3,992,547

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	609,638
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,194,060
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,247,331
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,305,943

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21	12/18 at 100.00	A+	1,148,230

Nuveen Investments	87

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)

	Pulaksi County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
$1,950	5.000%, 12/01/25	12/24 at 100.00	A+	$2,313,987
1,780	5.000%, 12/01/27	12/24 at 100.00	A+	2,073,006

1,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2005B, 4.500%, 11/01/16 – FGIC Insured	11/15 at 100.00	Aa2	1,021,140

	University of Arkansas, Various Facilities Revenue Bonds, UAMS Campus, Series 2014A:
1,000	5.000%, 3/01/21	No Opt. Call	Aa2	1,182,010
1,200	5.000%, 3/01/23	No Opt. Call	Aa2	1,452,336
3,555	3.750%, 3/01/36	3/25 at 100.00	Aa2	3,522,436
54,125	Total Arkansas			58,752,005

	California – 7.1%

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Childrens Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	1,668,564

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	AA–	1,800,204

	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A:
1,860	5.000%, 10/01/23	No Opt. Call	A	2,262,634
5,000	5.000%, 10/01/24	10/23 at 100.00	A	6,016,200

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	975,255

1,740	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA+	1,954,646

7,170	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	AA+	7,794,650

7,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33	10/17 at 100.00	Aa1	7,768,375

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	565,820

3,255	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22 (Pre-refunded 7/01/15)	7/15 at 100.00	A (4)	3,282,049

3,160	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	3,534,365

1,210	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008B, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	1,227,860

1,440	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	1,461,254

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25	4/19 at 100.00	Aa3	2,672,111

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,631,602

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A1	5,802,850

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
$2,040	5.000%, 7/01/20 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	$2,361,076
3,815	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	4,454,165
2,190	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,556,913

520	California State, General Obligation Bonds, Refunding Series 2007, 5.000%, 8/01/19	2/17 at 100.00	Aa3	560,518

1,000	California State, General Obligation Bonds, Series 2007, 5.000%, 12/01/23	12/17 at 100.00	Aa3	1,105,650

15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	7/15 at 100.00	Aa3	15,061

1,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BBB	1,616,939

700	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/30	6/15 at 100.00	A	701,400

800	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A	942,864

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 (Pre-refunded 10/01/18) – AMBAC Insured	10/18 at 100.00	A+ (4)	1,135,760

1,085	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	CCC	999,936

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	10,569,099

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	7/15 at 100.00	AA	1,122,542

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	BBB–	3,771,810
4,095	0.000%, 11/01/28	11/21 at 56.33	BBB–	1,719,900

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
1,685	5.000%, 1/01/22	No Opt. Call	BBB–	1,855,691
1,530	5.000%, 1/01/23	No Opt. Call	BBB–	1,699,983
1,635	5.000%, 1/01/24	No Opt. Call	BBB–	1,802,686
1,325	5.000%, 1/01/25	No Opt. Call	BBB–	1,454,347

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
500	5.250%, 8/01/23	8/18 at 100.00	Aa2	565,370
2,025	5.000%, 8/01/24	8/18 at 100.00	Aa2	2,273,630

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA	2,293,431

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,795	5.000%, 6/01/17	No Opt. Call	Aa1	8,463,265
11,145	4.500%, 6/01/27	6/17 at 100.00	B	10,847,651

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	853,528

Nuveen Investments	89

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
$1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	$1,121,070
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,124,508
465	5.000%, 9/01/34	No Opt. Call	N/R	513,104

6,425	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA	6,870,317

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa2	1,245,532

2,395	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	2,498,320

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
1,010	5.000%, 7/01/25	1/24 at 100.00	AA–	1,223,666
5,000	5.000%, 7/01/43	1/24 at 100.00	AA–	5,652,200

	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
800	5.000%, 9/01/23	No Opt. Call	BBB	949,840
1,050	5.000%, 9/01/24	No Opt. Call	BBB	1,251,894
1,250	5.000%, 9/01/25	9/24 at 100.00	BBB	1,469,638
1,000	5.000%, 9/01/26	9/24 at 100.00	BBB	1,160,580

405	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/34 (Pre-refunded 6/01/15)	6/15 at 100.00	AA– (4)	406,661

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 – AMBAC Insured	9/16 at 100.00	AAA	2,349,315
2,145	5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AAA	2,269,946
2,000	5.000%, 9/01/23 – AMBAC Insured	9/16 at 100.00	AAA	2,116,500

1,475	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28	2/28 at 100.00	AA	1,253,278

10,240	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	12,655,411

10,045	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,414,414

	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A:
4,400	5.000%, 8/01/26 – BAM Insured	8/24 at 100.00	AA	5,283,036
3,000	5.000%, 8/01/27 – BAM Insured	8/24 at 100.00	AA	3,564,420
2,070	5.000%, 8/01/28 – BAM Insured	8/24 at 100.00	AA	2,433,471
570	3.125%, 8/01/31 – BAM Insured	8/24 at 100.00	AA	553,521

2,000	North Monterey County Unified School District, California, General Obligation Bonds, Election of 2013, Series 2014A, 4.000%, 5/01/44	5/24 at 100.00	A+	2,039,240

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB	1,146,560

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	10/15 at 100.00	A1	6,023,880

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	$7,721,680

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,557,216
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	1,714,632
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,174,290

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	7,587,580

	Port of Oakland, California, Revenue Refunding Bonds, Inter Lien, Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	AA–	2,799,243
1,230	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	1,360,159

5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	Aa2	2,463,354

2,910	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/24	No Opt. Call	AA	3,566,612

2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,444,680

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A–	855,581
2,000	0.000%, 10/01/36	No Opt. Call	A–	729,740

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 20010, 5.000%, 7/01/40	7/20 at 100.00	A	5,572,700

1,000	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	1,179,320

575	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	AA	583,263

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
5,000	5.000%, 1/15/29	1/25 at 100.00	BBB–	5,652,150
26,000	5.000%, 1/15/34	1/25 at 100.00	BBB–	28,801,499

2,770	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	2,981,490

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	AA+	979,280

2,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	AA–	2,873,408

2,255	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	AA– (4)	2,869,533

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa3	1,129,370

2,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/16 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 95.72	AA (4)	1,913,560

Nuveen Investments	91

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Santa Paula Utility Authority, California, Water Enterprise Revenie Bonds, Series 2010:
$2,510	5.000%, 2/01/28	2/20 at 100.00	A+	$2,856,706
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,981,763
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	3,112,865

	South Bayside Waste Management Authority, California, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A1	2,877,625
1,200	6.250%, 9/01/29	9/19 at 100.00	A1	1,429,116

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Baa3	1,367,254
1,410	6.125%, 8/01/23	8/19 at 100.00	Baa3	1,628,649
1,585	6.250%, 8/01/24	8/19 at 100.00	Baa3	1,829,423
1,265	6.375%, 8/01/25	8/19 at 100.00	Baa3	1,461,227
500	6.500%, 8/01/26	8/19 at 100.00	Baa3	578,315

1,100	Upland Community Redevelopment Agency, California, Tax Allocation Refunding Bonds, A Merged Project, Series 2006, 4.250%, 9/01/26 – AMBAC Insured	9/16 at 100.00	A	1,112,980

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,605,892

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	2,833,290

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	Aa3	3,283,650

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 – AMBAC Insured	11/17 at 100.00	A–	1,064,819
302,140	Total California			316,285,890

	Colorado – 2.5%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,300,860

5,050	Adams County, Colorado, Pollution Control Refunding Revenue Bonds, Public Service Company of Colorado Projects, Senior Lien Series 2005A, 4.375%, 9/01/17 – NPFG Insured	9/15 at 100.00	AA–	5,117,519

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22	6/17 at 100.00	A	182,614

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 – AGM Insured	5/19 at 100.00	AA	1,133,820

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	A+	17,750,768

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 – AGM Insured	5/18 at 100.00	AA	779,788

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	A+	1,653,210

310	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	A3	348,564

1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	BBB+	1,502,144

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB+	$7,113,840

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	9,227,600

500	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005, 5.000%, 12/01/16 (Pre-refunded 12/01/15)	12/15 at 100.00	BBB+ (4)	513,770

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A3	1,044,580
1,000	5.250%, 6/01/18	6/16 at 100.00	A3	1,044,580

1,250	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.250%, 12/01/15 – RAAI Insured	No Opt. Call	AA	1,271,363

1,510	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	1,728,165

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB–	1,582,665

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	12,459,039

6,050	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	AA–	6,484,572

4,025	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 (Pre-refunded 11/15/16) – FGIC Insured	11/16 at 100.00	AA– (4)	4,306,871

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	AA–	5,078,150

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	3,277,400

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,623,855

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,520	5.000%, 12/15/20	No Opt. Call	Aa2	1,798,525
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,656,826
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,819,170

250	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB	252,920

2,170	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	7/15 at 100.50	BBB–	2,200,467

1,000	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R	1,008,870

2,250	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.250%, 6/15/15 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	2,263,883

775	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA	835,853

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19	No Opt. Call	N/R	1,422,296
500	5.000%, 12/01/20	No Opt. Call	N/R	536,515

Nuveen Investments	93

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	$1,215,490

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 – AGC Insured	12/18 at 100.00	AA	1,440,606

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	1,114,259

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,427,681
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,216,780

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22	12/17 at 100.00	Baa2	1,079,960

1,240	Westminster, Colorado, Special Purpose Sales and Use Tax Revenue Bonds, Series 2007D, 5.000%, 12/01/23 – AGM Insured	12/17 at 100.00	AA	1,369,667
112,480	Total Colorado			112,185,505

	Connecticut – 0.1%

3,170	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/15 at 100.00	A–	3,200,654

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
350	5.000%, 12/15/24	12/22 at 100.00	AA	417,134
495	5.000%, 12/15/26	12/22 at 100.00	AA	579,373
4,015	Total Connecticut			4,197,161

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,000	4.000%, 7/01/22	No Opt. Call	BBB–	1,032,060
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB–	4,262,266
4,995	Total Delaware			5,294,326

	District of Columbia – 0.7%

3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BBB–	4,072,875

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
3,185	6.250%, 5/15/24	5/15 at 100.00	A1	3,185,382
4,690	6.500%, 5/15/33	No Opt. Call	Baa1	5,955,128

10,165	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AA+	11,678,364

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20	10/19 at 100.00	AA–	512,282
1,715	6.500%, 10/01/23	10/19 at 100.00	AA–	2,058,154
825	6.500%, 10/01/24	10/19 at 100.00	AA–	984,547

3,740	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	4,169,165
28,620	Total District of Columbia			32,615,897

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 5.4%

	Broward County School Board, Florida, Certificates of Participation, Series 2015A:
$5,000	5.000%, 7/01/24	No Opt. Call	A1	$5,962,050
7,500	5.000%, 7/01/25	No Opt. Call	A1	9,013,875

33,115	Citizens Property Insurance Corporation, Florida, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	35,760,225

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
2,260	6.000%, 6/01/16	No Opt. Call	A+	2,395,261
2,245	5.500%, 6/01/17	No Opt. Call	A+	2,461,777

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
150	5.000%, 6/01/15	No Opt. Call	AA–	150,626
3,250	5.000%, 6/01/18	No Opt. Call	AA–	3,618,648
275	5.000%, 6/01/19	No Opt. Call	AA–	312,928

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
245	5.250%, 6/01/17	No Opt. Call	A+	267,393
400	4.250%, 6/01/17	No Opt. Call	A+	428,304
1,065	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	1,134,864

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
85	5.000%, 6/01/16	No Opt. Call	A+	89,177
85	5.000%, 6/01/18	No Opt. Call	A+	94,642
480	5.000%, 6/01/19	No Opt. Call	A+	546,202
4,545	5.000%, 6/01/20	No Opt. Call	A+	5,273,154

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	7/15 at 100.00	A+	2,216,841

1,860	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Series 2013, 6.000%, 11/01/33	11/23 at 100.00	BBB–	2,076,820

810	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22	No Opt. Call	A	819,939

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	3,332,509

2,700	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	Baa1	2,732,373

1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	10/15 at 100.00	AA+	1,529,190

2,385	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	2,470,717

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2008A, 6.500%, 11/15/38 (Mandatory put 11/17/15)	No Opt. Call	AA	2,069,040

2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,634,128

	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2013C:
4,275	5.250%, 10/01/27	10/23 at 100.00	AA–	5,042,491
5,780	5.250%, 10/01/29	10/23 at 100.00	AA–	6,750,520

Nuveen Investments	95

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Jacksonville, Florida, Special Revenue Bonds, Series 20120C:
$2,000	5.000%, 10/01/23	No Opt. Call	AA–	$2,408,620
1,940	5.000%, 10/01/24	No Opt. Call	AA–	2,314,323

2,520	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2008A, 5.150%, 4/01/23	4/16 at 100.00	A–	2,628,360

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,370	5.000%, 7/01/24	No Opt. Call	A–	2,835,610
2,220	5.000%, 7/01/25	7/24 at 100.00	A–	2,631,255
1,750	5.000%, 7/01/26	7/24 at 100.00	A–	2,057,878
1,250	5.000%, 7/01/27	7/24 at 100.00	A–	1,458,350

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,069,531
5,000	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A	5,890,700

6,290	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	6,800,308

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	AA–	5,017,900

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,575	4.000%, 4/01/16	No Opt. Call	AA–	1,625,715
1,975	5.000%, 4/01/21	4/20 at 100.00	AA–	2,246,819
5,015	5.250%, 4/01/30	4/20 at 100.00	AA–	5,725,024

5,000	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/35	10/22 at 100.00	A+	5,537,850

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	10/20 at 100.00	AA	5,749,350

605	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	A–	674,212

1,495	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (4)	1,718,398

3,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	AA	3,440,732

3,015	Orlando-Orange County Expressway Authority, Florida, Expressway Revenue Bonds, Series 2012, 5.000%, 7/01/20	No Opt. Call	A	3,528,967

2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB	2,823,480

4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	5,042,742

10,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	11,713,300

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	A1	10,895,443

23,175	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA	25,195,164

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Tallahassee, Florida, Capital Improvement Revenue Bonds, Series 2014:
$2,880	5.000%, 10/01/32	10/22 at 100.00	Aa2	$3,258,490
3,025	5.000%, 10/01/33	10/22 at 100.00	Aa2	3,413,955

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
585	5.000%, 9/01/22	No Opt. Call	A+	689,458
2,600	5.000%, 9/01/23	9/22 at 100.00	A+	3,016,728
1,240	3.125%, 9/01/24	9/22 at 100.00	A+	1,260,200
1,260	5.000%, 9/01/25	9/22 at 100.00	A+	1,461,650
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,710,660
1,965	5.000%, 9/01/28	No Opt. Call	A+	2,225,657
5,755	4.000%, 9/01/33	No Opt. Call	A+	5,898,300

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	A1	377,776
219,470	Total Florida			243,526,599

	Georgia – 1.6%

	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,010	5.000%, 1/01/23	No Opt. Call	Aa3	2,358,655
1,500	5.000%, 1/01/28	No Opt. Call	Aa3	1,700,415

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,010	5.000%, 1/01/27	1/24 at 100.00	A+	12,844,155
4,275	5.000%, 1/01/29	1/24 at 100.00	A+	4,916,207
6,750	5.000%, 1/01/30	1/24 at 100.00	A+	7,734,758

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA	2,128,200

2,090	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	2,448,498

3,125	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/24	No Opt. Call	AA–	3,818,594

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A:
2,000	5.000%, 1/01/18	No Opt. Call	AA	2,204,600
3,325	5.000%, 1/01/23	1/22 at 100.00	AA	3,877,050
5,560	5.000%, 1/01/24	1/22 at 100.00	AA	6,468,170
8,990	5.000%, 1/01/25	1/22 at 100.00	AA	10,392,350

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	7/15 at 100.00	BB–	996,490

1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	1,379,400

	Forsyth County School District, Georgia, General Obligation Bonds, Series 2014:
1,000	5.000%, 2/01/27	No Opt. Call	AA+	1,212,690
1,250	5.000%, 2/01/28	No Opt. Call	AA+	1,501,138

200	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	221,426

Nuveen Investments	97

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,800	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	$2,046,258

2,770	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA–	3,290,289
61,905	Total Georgia			71,539,343

	Guam – 0.1%

4,060	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,647,929

	Hawaii – 1.1%

5,005	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A	5,606,501

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A	1,173,502

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queen’s Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA–	6,574,920
4,500	5.000%, 7/01/27	7/25 at 100.00	AA–	5,335,650
7,825	5.000%, 7/01/28	7/25 at 100.00	AA–	9,195,079
9,180	5.000%, 7/01/29	7/25 at 100.00	AA–	10,717,191
8,195	5.000%, 7/01/30	7/25 at 100.00	AA–	9,543,897
41,230	Total Hawaii			48,146,740

	Idaho – 0.3%

3,095	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	3,631,921

	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014BX:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	3,122,875
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	3,308,666

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BB+	469,845
1,300	5.250%, 9/01/20	9/16 at 100.00	BB+	1,338,259

1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA	1,080,460
11,150	Total Idaho			12,952,026

	Illinois – 9.6%

1,840	Bolingbrook Park District, Illinois, General Obligation Bonds, Series 2007A, 4.500%, 1/01/17 – CIFG Insured	No Opt. Call	Aa2	1,950,437

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A1	1,412,852
2,550	0.000%, 1/01/31	7/23 at 68.94	A1	1,214,948
2,750	0.000%, 1/01/32	7/23 at 65.28	A1	1,232,770
4,000	0.000%, 1/01/33	7/23 at 61.69	A1	1,693,000

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$13,235	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Unlimited Tax Refunding Series 2006, 5.000%, 12/01/24	6/16 at 100.00	AAA	$13,906,675

2,300	Chicago Park District, Illinois, General Obligation Bonds, Series 2010A, 4.500%, 1/01/23	7/20 at 100.00	AA+	2,469,694

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	4,046,192
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,678,713

2,000	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.300%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	2,056,260

1,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	AA	1,772,535

1,410	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA+	1,550,958

3,465	Cook County High School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA	3,914,376

1,000	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	1,056,990

2,250	Cook County School District 123 Oak Lawn, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	AA–	2,242,913

1,175	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	7/15 at 100.00	A2	1,179,700

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	AA	2,973,672
2,770	5.000%, 11/15/21	No Opt. Call	AA	3,196,137
2,400	5.000%, 11/15/22	No Opt. Call	AA	2,797,728

1,000	Elk Grove Village, Cook and DuPage Counties, Illinois, General Obligation Bonds, Improvement Series 2007, 4.125%, 1/01/19 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	Aa1 (4)	1,026,170

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3	1,764,706
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3	2,401,119
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3	2,906,441

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,695	5.000%, 12/01/21	No Opt. Call	AA–	2,021,118
3,335	5.000%, 12/01/22	No Opt. Call	AA–	4,017,875
4,110	5.000%, 1/01/33	1/23 at 100.00	AA–	4,636,244

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA–	12,285,130
6,000	5.000%, 1/01/37	1/24 at 100.00	AA–	6,691,440

11,380	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	13,692,984

1,515	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGC Insured	No Opt. Call	Aa3	1,433,402

1,235	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	1,200,791

Nuveen Investments	99

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A:
$1,000	4.750%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	AA–	$1,053,780
500	4.125%, 3/01/30 (Mandatory put 3/01/16)	No Opt. Call	AA–	513,895

1,555	Illinois Finance Authority, Gas Supply Revenue Refunding Bonds, Peoples Gas, Light and Coke Company, Senior Lien Series 2005A, 4.300%, 6/01/35 (Mandatory put 6/01/16) – AMBAC Insured	No Opt. Call	Aa3	1,619,175

4,000	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 5.750%, 4/01/24	10/19 at 100.00	Baa3	4,362,040

1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA	1,201,800

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB	14,722,596

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
1,320	5.000%, 9/01/34	9/24 at 100.00	BBB	1,409,734
2,080	4.625%, 9/01/39	9/24 at 100.00	BBB	2,066,355
5,000	5.000%, 9/01/42	9/24 at 100.00	BBB	5,308,000

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 – AMBAC Insured	2/18 at 100.00	A	1,329,912
1,280	6.000%, 2/01/26 – AMBAC Insured	2/18 at 100.00	A	1,416,781
500	6.000%, 2/01/28 – AMBAC Insured	2/18 at 100.00	A	553,430

1,000	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	BBB–	1,046,300

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,076,590

4,220	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29	5/19 at 100.00	A	5,006,946

2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/21 – NPFG Insured	5/17 at 100.00	AA–	2,143,240

9,800	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	Aa3	10,096,450

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	4/17 at 100.00	Baa3	517,175
3,600	5.400%, 4/01/27	4/17 at 100.00	Baa3	3,699,972

2,030	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	2,413,102

1,505	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,797,963

2,560	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/38	5/25 at 100.00	A+	2,824,550

2,215	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	2,397,317

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB+ (4)	6,135,750

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/17	No Opt. Call	AA	2,165,360

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$600	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5), (6)	7/15 at 17.88	N/R	$6

	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A:
700	5.400%, 5/15/17 (5)	7/15 at 100.00	N/R	7
700	5.500%, 5/15/18 (6)	7/15 at 100.00	N/R	7

3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,627,269

1,620	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.100%, 6/15/16 (Pre-refunded 6/15/15) – AMBAC Insured	6/15 at 101.00	A (4)	1,645,564

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,900	5.000%, 12/15/17	12/16 at 100.00	AA+	3,117,181
2,530	5.000%, 6/15/18	12/16 at 100.00	AA+	2,713,197

9,955	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/23	No Opt. Call	A–	11,190,515

	Illinois State, General Obligation Bonds, February Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	A–	4,493,320
3,000	5.000%, 2/01/24	No Opt. Call	A–	3,363,990
4,630	5.000%, 2/01/25	2/24 at 100.00	A–	5,158,052
4,675	5.000%, 2/01/26	2/24 at 100.00	A–	5,128,896
6,000	5.000%, 2/01/27	2/24 at 100.00	A–	6,496,620

555	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A–	570,374

	Illinois State, General Obligation Bonds, Refunding Series 2010:
550	5.000%, 1/01/16	No Opt. Call	A–	565,235
520	5.000%, 1/01/17	No Opt. Call	A–	551,663
1,785	5.000%, 1/01/18	No Opt. Call	A–	1,931,727
6,040	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	6,673,354
5,000	5.000%, 1/01/19	No Opt. Call	A–	5,490,800

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,750	5.000%, 8/01/20	No Opt. Call	A–	8,625,905
6,365	5.000%, 8/01/21	No Opt. Call	A–	7,127,018
15,265	5.000%, 8/01/22	No Opt. Call	A–	17,203,196
2,730	5.000%, 8/01/23	No Opt. Call	A–	3,072,069
270	5.000%, 8/01/25	8/22 at 100.00	A–	295,429

	Illinois State, General Obligation Bonds, Series 2004A:
2,590	5.000%, 3/01/18	7/15 at 100.00	A–	2,600,438
805	5.000%, 3/01/22	7/15 at 100.00	A–	808,067

	Illinois State, General Obligation Bonds, Series 2006A:
1,075	5.000%, 6/01/17	No Opt. Call	A–	1,152,357
10,000	5.000%, 6/01/18	No Opt. Call	A–	10,904,800
350	5.000%, 6/01/22	No Opt. Call	A–	368,221
75	5.000%, 6/01/26	12/16 at 100.00	A–	78,028

1,405	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27	1/16 at 100.00	A–	1,432,468

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A–	1,031,200

	Illinois State, General Obligation Bonds, Series 2012A:
7,790	4.000%, 1/01/20	No Opt. Call	A–	8,259,348
12,110	4.000%, 1/01/22	No Opt. Call	A–	12,866,753

Nuveen Investments	101

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, Series 2013:
$4,200	5.500%, 7/01/25	7/23 at 100.00	A–	$4,792,158
2,760	5.500%, 7/01/26	7/23 at 100.00	A–	3,132,352
1,000	5.500%, 7/01/27	7/23 at 100.00	A–	1,125,850

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	12,029,795
1,200	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	1,731,852
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	7,911,688

3,270	Kendall County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007, 5.250%, 1/01/24 – FGIC Insured	1/18 at 100.00	AA–	3,615,018

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	1,897,497

	McCook, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	BBB	542,430
1,000	5.100%, 12/01/28	12/18 at 100.00	BBB	1,088,270

1,000	Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds, Refunding Series 2002B, 5.200%, 6/15/17 – NPFG Insured	No Opt. Call	AAA	1,089,580

1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 12/15/22	No Opt. Call	AAA	1,623,705

2,270	Peroia Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A	1,641,823

1,500	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	No Opt. Call	AA	1,651,695

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	330,955
275	5.000%, 10/01/24	10/22 at 100.00	Baa1	304,772

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,610	5.250%, 6/01/21	No Opt. Call	A	8,938,402
11,150	5.500%, 6/01/23	6/21 at 100.00	A	13,064,677

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
1,000	4.500%, 10/01/20	10/19 at 100.00	AA	1,114,870
1,100	5.000%, 10/01/22	10/19 at 100.00	AA	1,241,482

1,680	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	A2	1,645,829

1,320	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	A2 (4)	1,304,582

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	1,095,520

2,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/26	2/17 at 100.00	BBB–	2,031,180

1,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 5.000%, 10/01/18 – NPFG Insured	10/16 at 100.00	AA–	1,064,060

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
$3,205	4.000%, 11/01/21	No Opt. Call	A+	$3,544,858
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,139,489

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	A1	3,026,818

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA	3,733,312

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA	615,641
1,005	5.750%, 6/01/25	6/18 at 100.00	AA	1,138,052
335	5.750%, 6/01/26	6/18 at 100.00	AA	378,805

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
325	5.750%, 6/01/25 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	372,115
85	5.750%, 6/01/26 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	97,322

8,585	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	9,644,904

	Winnebago-Boone Counties School District 205, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	AA–	2,841,715
3,340	0.000%, 2/01/26	No Opt. Call	AA–	2,209,644
401,985	Total Illinois			430,597,974

	Indiana – 2.7%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	4/17 at 100.00	BB+	731,449

1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	AA+	1,073,980

540	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014A, 4.000%, 1/01/18	No Opt. Call	AA	583,308

	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
520	5.000%, 7/01/17	No Opt. Call	AA	568,053
500	4.000%, 1/01/18	No Opt. Call	AA	540,100
1,000	4.000%, 1/01/19	No Opt. Call	AA	1,099,070
435	5.000%, 1/01/20	No Opt. Call	AA	504,043
1,000	5.000%, 7/01/20	No Opt. Call	AA	1,169,930
500	5.000%, 1/01/21	No Opt. Call	AA	587,330

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26	10/23 at 100.00	BBB+	1,120,779
500	5.000%, 10/01/29	10/23 at 100.00	BBB+	546,830

9,450	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	10,052,154

6,275	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	6,947,806

Nuveen Investments	103

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	$6,214,197

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
810	5.000%, 10/01/21	No Opt. Call	AA	960,522
675	5.000%, 10/01/22	No Opt. Call	AA	808,954
620	5.000%, 10/01/23	No Opt. Call	AA	746,672
600	5.000%, 10/01/24	No Opt. Call	AA	727,002
1,215	5.000%, 10/01/25	10/24 at 100.00	AA	1,459,458
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	2,030,061

8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/15 at 100.00	A	8,288,320

	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006A:
4,970	5.000%, 2/15/36 (Pre-refunded 2/15/16)	2/16 at 100.00	AA– (4)	5,157,170
540	5.250%, 2/15/40 (Pre-refunded 2/15/16)	2/16 at 100.00	AA– (4)	561,406

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33	7/23 at 100.00	A+	3,162,995
2,500	5.250%, 1/01/34	7/23 at 100.00	A+	2,867,700

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA–	3,336,536

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	5,981,700

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA–	9,172,453
10,000	5.250%, 8/15/29	8/23 at 100.00	AA–	11,552,999

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A	581,180
720	5.000%, 10/01/28	10/24 at 100.00	A	827,978
1,000	5.000%, 10/01/29	10/24 at 100.00	A	1,145,360
1,360	5.000%, 10/01/31	10/24 at 100.00	A	1,541,125
1,215	5.000%, 10/01/33	10/24 at 100.00	A	1,368,442

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	AA–	3,398,214

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Baa1	1,924,458
940	5.000%, 4/01/22	No Opt. Call	Baa1	1,087,345
2,015	5.000%, 4/01/24	4/22 at 100.00	Baa1	2,269,777

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
$500	4.000%, 2/01/17	No Opt. Call	N/R	$511,925
500	4.000%, 8/01/17	No Opt. Call	N/R	513,465
500	4.250%, 2/01/18	No Opt. Call	N/R	516,660
500	4.250%, 8/01/18	No Opt. Call	N/R	517,820
500	4.500%, 2/01/19	No Opt. Call	N/R	521,315
500	4.500%, 8/01/19	No Opt. Call	N/R	522,450
500	4.750%, 2/01/20	No Opt. Call	N/R	527,285
500	4.750%, 8/01/20	No Opt. Call	N/R	528,065
250	4.750%, 2/01/21	No Opt. Call	N/R	261,988
500	4.750%, 8/01/21	No Opt. Call	N/R	523,710
500	5.000%, 2/01/22	No Opt. Call	N/R	529,575
500	5.000%, 8/01/22	2/22 at 100.00	N/R	527,615
500	5.000%, 8/01/23	2/22 at 100.00	N/R	522,130
500	5.000%, 2/01/24	2/22 at 100.00	N/R	518,850

1,300	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+	1,386,359

1,245	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	11/15 at 100.00	N/R (4)	1,482,907

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17 (7)	7/15 at 100.00	N/R	260,500

	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A:
450	5.750%, 5/15/16	No Opt. Call	N/R	466,524
230	5.550%, 5/15/19	7/15 at 100.00	N/R	230,465

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,000	5.000%, 2/01/25	8/24 at 100.00	A	1,176,700
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,160,930
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,082,862
1,750	5.000%, 2/01/29	8/24 at 100.00	A	1,982,488
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,038,067
114,800	Total Indiana			123,007,511

	Iowa – 1.5%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,000	5.250%, 6/15/25	6/20 at 100.00	A2	1,120,400
2,000	5.250%, 6/15/26	6/20 at 100.00	A2	2,230,660
3,135	5.250%, 6/15/27	6/20 at 100.00	A2	3,473,611
2,000	5.375%, 6/15/28	6/20 at 100.00	A2	2,217,040
2,035	5.500%, 6/15/29	6/20 at 100.00	A2	2,264,202
1,000	5.500%, 6/15/30	No Opt. Call	A2	1,110,630

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured	1/21 at 100.00	AA	2,062,117
1,890	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	2,153,258
1,520	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	1,718,801
1,000	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	1,122,360

10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	11,183,899

Nuveen Investments	105

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
$4,460	5.250%, 7/01/15	No Opt. Call	BB+	$4,486,448
2,000	5.250%, 7/01/16	No Opt. Call	BB+	2,076,840
820	5.000%, 7/01/19	7/16 at 100.00	BB+	842,066

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,877,086
6,820	5.000%, 7/01/28	7/23 at 100.00	A1	7,717,035

8,640	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	9,351,936

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25	9/20 at 100.00	BB	1,301,050

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22	6/20 at 100.00	AA	2,249,640
62,055	Total Iowa			68,559,079

	Kansas – 1.4%

16,455	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A	16,962,307

10,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A	10,308,300

1,745	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Refunding Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	1,917,964

1,405	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 4.500%, 11/15/17	11/15 at 100.00	A2	1,435,685

2,200	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	Aa2	2,550,922

3,175	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29	11/17 at 100.00	Aa2	3,443,542

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	2,011,265

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+	1,082,250

820	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 5.750%, 11/15/15	No Opt. Call	N/R	834,202

60	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa	60,793

10,060	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	12,081,254

	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,000	5.000%, 9/01/21	No Opt. Call	A+	1,181,360
660	5.000%, 9/01/22	No Opt. Call	A+	785,195
1,505	5.000%, 9/01/23	No Opt. Call	A+	1,790,634

6,315	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	4,574,397
58,250	Total Kansas			61,020,070

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky – 1.8%

$2,450	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.625%, 8/15/27	8/19 at 100.00	A+	$2,729,006

8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	8,727,058

4,735	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	5,146,803

20,700	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	23,356,844

460	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2006, 4.500%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	Aa3 (4)	483,630

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	8,029,280

1,135	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3	1,238,716

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,549,297
3,280	5.000%, 7/01/28 (Alternative Minimum Tax)	7/24 at 100.00	A+	3,769,737

4,420	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A	4,456,288

10,200	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	10,325,868

2,045	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	2,087,291

	University of Kentucky, General Receipts Bonds, Series 2014A:
2,265	5.000%, 4/01/17	No Opt. Call	AA	2,453,312
3,580	5.000%, 4/01/20	No Opt. Call	AA	4,182,228

1,435	University of Kentucky, General Receipts Bonds, Series 2014B, 5.000%, 4/01/17	No Opt. Call	AA	1,554,306
73,200	Total Kentucky			80,089,664

	Louisiana – 2.0%

5,035	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB	5,019,996

	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
965	5.000%, 2/01/23	No Opt. Call	AA	1,158,926
505	5.000%, 2/01/24	No Opt. Call	AA	610,404
800	5.000%, 2/01/25	No Opt. Call	AA	970,816

425	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA	497,811

Nuveen Investments	107

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
$12,280	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	$12,330,715
1,330	5.000%, 6/01/17 – AMBAC Insured	6/16 at 100.00	A–	1,395,143
40	5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–	41,861
865	5.000%, 6/01/22 – AMBAC Insured	6/16 at 100.00	A–	904,288

245	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1, 5.875%, 6/01/23	6/18 at 100.00	AA	278,119

5	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 – AGC Insured	6/18 at 100.00	AA	5,723

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,275	5.000%, 2/01/28	2/24 at 100.00	AA–	2,614,521
2,850	5.000%, 2/01/29	2/24 at 100.00	AA–	3,255,156
2,000	5.000%, 2/01/30	2/24 at 100.00	AA–	2,269,560

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,000	6.750%, 12/15/37 (7)	12/17 at 100.00	N/R	1,297,400
320	6.000%, 12/15/37	7/15 at 100.00	N/R	177,568

30	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	16,650

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,015	5.000%, 5/15/16	No Opt. Call	Baa1	2,091,086
5,155	5.000%, 5/15/20	5/17 at 100.00	Baa1	5,463,733

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,000	5.000%, 7/01/22	No Opt. Call	A	1,190,610
2,750	5.000%, 7/01/29	7/23 at 100.00	A	3,130,820
5,000	5.000%, 7/01/31	7/23 at 100.00	A	5,638,450
3,835	5.000%, 7/01/32	7/23 at 100.00	A	4,286,725

	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	AA–	1,331,059
5,070	5.000%, 9/01/31	9/23 at 100.00	AA–	5,740,812
4,000	5.000%, 9/01/32	9/23 at 100.00	AA–	4,510,520

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	A–	4,696,457
3,940	5.000%, 12/01/20	No Opt. Call	A–	4,515,516
5,400	5.000%, 12/01/21	No Opt. Call	A–	6,222,636

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
1,100	5.000%, 6/01/20	No Opt. Call	A	1,267,398
100	5.000%, 6/01/24	No Opt. Call	A	117,561
500	5.000%, 6/01/25	6/24 at 100.00	A	578,005
500	5.000%, 6/01/26	6/24 at 100.00	A	572,870
500	5.000%, 6/01/27	6/24 at 100.00	A	567,545
330	5.000%, 6/01/28	6/24 at 100.00	A	370,715
570	5.000%, 6/01/29	6/24 at 100.00	A	636,981

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	A3	$544,610

5,000	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	5,429,350
84,540	Total Louisiana			91,748,116

	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	1,147,200
3,850	6.750%, 7/01/41	7/21 at 100.00	BBB–	4,409,906

630	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	1/18 at 100.00	AA	679,298

110	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 (Pre-refunded 1/01/18) – FGIC Insured	1/18 at 100.00	A1 (4)	119,335

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	4.000%, 7/01/18	No Opt. Call	BBB+	536,610
225	4.000%, 7/01/20	No Opt. Call	BBB+	245,088
290	5.000%, 7/01/22	No Opt. Call	BBB+	334,944
6,605	Total Maine			7,472,381

	Maryland – 0.5%

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA	596,900
1,210	5.000%, 7/01/22	No Opt. Call	AA	1,464,366
1,000	5.000%, 7/01/26	1/24 at 100.00	AA	1,197,630
1,715	5.000%, 7/01/27	1/24 at 100.00	AA	2,036,254

100	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	7/15 at 100.00	Aa2	100,332

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	269,885

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A2	2,250,180

10,325	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25	7/24 at 100.00	BBB	12,247,824

2,475	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011A, 5.000%, 3/15/19	No Opt. Call	AAA	2,835,682

700	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.000%, 11/01/15	No Opt. Call	BBB+	710,318
20,275	Total Maryland			23,709,371

	Massachusetts – 1.9%

13,745	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Series 2014A, 3.625%, 11/01/44	No Opt. Call	AA+	13,534,151

2,375	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	2,806,633

10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA	11,952,000

Nuveen Investments	109

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$500	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Series 2014A, 5.000%, 7/01/22	No Opt. Call	AAA	$609,230

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R	2,617,950

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
1,040	5.000%, 10/01/17	No Opt. Call	N/R	1,092,894
515	5.000%, 10/01/18	10/17 at 100.00	N/R	538,731
450	5.250%, 10/01/37	10/15 at 101.00	N/R	454,667

	Massachusetts Development Finance Agency, Revenue Bonds, Roxbury Latin School, Series 2014A:
890	3.250%, 7/01/33	7/25 at 100.00	AA–	857,960
2,365	3.500%, 7/01/44	7/25 at 100.00	AA–	2,204,251

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
915	4.500%, 7/01/21	7/20 at 100.00	Baa2	988,456
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,894,357
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,854,614

910	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.800%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	960,005

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/15 – AGC Insured	No Opt. Call	AA	2,034,240

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22	10/19 at 100.00	Baa1	553,685
2,595	5.500%, 10/15/26	10/19 at 100.00	Baa1	2,872,587

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB	3,497,940

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
140	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	140,342
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	50,122
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	1,468,575

27,360	Massachusetts State, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+	29,540,865

915	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 – AGM Insured	2/17 at 100.00	AA	971,721

530	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 (Pre-refunded 2/01/17) – AGM Insured	2/17 at 100.00	AA (4)	566,586
78,230	Total Massachusetts			84,062,562

	Michigan – 2.4%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 – AGM Insured	5/18 at 100.00	AA	850,040

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB	1,936,018
2,650	0.000%, 7/01/23	No Opt. Call	BB	1,565,859
2,880	0.000%, 7/01/24	No Opt. Call	BB	1,588,550

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,206	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	7/15 at 100.00	N/R	$1,207,926

1,020	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 3.625%, 12/01/32	12/24 at 100.00	A+	1,007,862

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA	2,966,334

6,574	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-6A, 5.250%, 4/01/17 – AMBAC Insured	7/15 at 100.00	A–	6,585,144

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	4,029,334

10,115	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,246,393

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18 (Pre-refunded 7/15/17)	7/17 at 100.00	A1 (4)	2,183,260
3,530	5.000%, 7/15/19 (Pre-refunded 7/15/17)	7/17 at 100.00	A1 (4)	3,853,454

1,850	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R	1,910,125

5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3	5,743,600

5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3	6,231,806

1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,819,680

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,260	5.500%, 6/01/17	6/16 at 100.00	AA–	1,319,371
1,330	5.500%, 6/01/18	6/16 at 100.00	AA–	1,386,951

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa2	5,603,338

1,300	Romulus Economic Development Corporation, Michigan, Limited Obligation Revenue Refunding Bonds, Romulus HIR LP Project, Series 1992, 7.000%, 11/01/15 (ETM)	7/15 at 100.00	N/R (4)	1,344,057

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A1	1,154,040
2,000	5.000%, 9/01/27	3/24 at 100.00	A1	2,282,520
2,555	5.000%, 9/01/28	3/24 at 100.00	A1	2,880,916
3,770	5.000%, 9/01/29	3/24 at 100.00	A1	4,230,468
5,000	5.000%, 9/01/30	3/24 at 100.00	A1	5,583,700
2,270	5.000%, 9/01/31	3/24 at 100.00	A1	2,520,404

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa2	5,639,830
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa2	5,609,929
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa2	4,443,320

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,535,840

1,300	Western Michigan University, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/23 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	1,456,988
102,015	Total Michigan			107,717,057

Nuveen Investments	111

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota – 1.0%

$1,590	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.375%, 2/01/17	2/16 at 100.00	N/R	$1,625,107

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+	1,958,685

500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 5.000%, 11/01/29	11/24 at 100.00	A3	577,455

2,115	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	2,462,156

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
2,650	5.000%, 8/01/18	No Opt. Call	BBB+	2,848,883
1,240	4.250%, 8/01/20	8/18 at 100.00	BBB+	1,289,600

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A:
2,500	5.000%, 1/01/25	1/24 at 100.00	A	2,984,350
3,000	5.000%, 1/01/32	1/24 at 100.00	A	3,388,920

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R	1,313,307
815	5.500%, 5/01/21	5/17 at 100.00	N/R	850,436

	Minnesota State, General Fund Appropriation Refunding Bonds, Series 2014A:
4,280	5.000%, 6/01/22	No Opt. Call	AA	5,169,684
4,675	5.000%, 6/01/23	No Opt. Call	AA	5,710,185
2,625	5.000%, 6/01/24	6/23 at 100.00	AA	3,169,583

425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A–	450,917

650	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A–	725,329

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B:
2,000	5.000%, 5/01/23	No Opt. Call	A1	2,399,980
1,500	5.000%, 5/01/24	No Opt. Call	A1	1,807,140

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	A	1,057,120

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	1,128,490

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	484,348

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BBB–	2,727,992
38,675	Total Minnesota			44,129,667

	Mississippi – 0.4%

7,255	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/15 at 100.00	BBB	7,298,530

1,440	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/16	No Opt. Call	BBB+	1,515,355

8,860	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28	12/23 at 100.00	AA+	10,423,257
17,555	Total Mississippi			19,237,142

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 1.8%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
$1,245	5.000%, 6/01/18	6/17 at 100.00	B	$1,244,950
3,030	5.000%, 6/01/20	6/17 at 100.00	B	3,027,970

	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
1,000	3.000%, 12/30/24	12/23 at 100.00	A+	1,044,300
2,000	4.125%, 12/30/33	12/23 at 100.00	A+	2,096,420

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,069,550

1,515	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 4.450%, 3/01/16	No Opt. Call	BBB+	1,552,724

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 – AGC Insured	4/18 at 100.00	AA	559,591

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22	3/18 at 100.00	A–	2,180,860

1,130	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/16	No Opt. Call	Baa2	1,199,054

1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	1,529,864

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 4.000%, 6/01/33	6/24 at 100.00	AA–	2,025,060

1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 4.250%, 10/01/32	10/23 at 100.00	A–	1,458,180

430	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 4.400%, 2/01/19	No Opt. Call	BBB+	469,096

930	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005B, 4.375%, 2/01/16	No Opt. Call	BBB+	954,933

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,320	5.000%, 1/01/25	1/24 at 100.00	A2	1,563,302
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	2,956,220
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,123,210

4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A–	4,927,171

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 4.200%, 1/01/18 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	1,026,530

4,330	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	A2 (4)	4,647,865

370	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	7/15 at 100.00	N/R	370,063

7,370	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB+	8,072,066

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	7/15 at 100.00	N/R	500,300

Nuveen Investments	113

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
$11,500	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	$12,665,295
17,305	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	19,985,891

1,200	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,289,244
72,145	Total Missouri			79,539,709

	Montana – 0.1%

	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A:
490	5.750%, 5/15/16	No Opt. Call	N/R	509,360
1,675	6.000%, 5/15/25	5/16 at 100.00	N/R	1,725,602

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,811,300
4,665	Total Montana			5,046,262

	Nebraska – 0.9%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA–	1,235,147

	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
1,390	4.000%, 5/15/33	5/24 at 100.00	BBB+	1,387,317
6,775	5.000%, 5/15/44	5/24 at 100.00	BBB+	7,314,019

600	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008, 5.750%, 11/01/28	11/18 at 100.00	A–	655,656

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
665	4.000%, 6/15/23	6/22 at 100.00	AA–	742,433
1,830	4.000%, 6/15/24	6/22 at 100.00	AA–	2,020,906
1,265	4.000%, 6/15/25	6/22 at 100.00	AA–	1,384,580

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015:
890	5.000%, 12/15/21	No Opt. Call	AA–	1,064,458
370	5.000%, 12/15/22	No Opt. Call	AA–	448,270

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	AA–	802,466
1,000	5.125%, 1/01/23	1/20 at 100.00	AA–	1,098,540

2,000	Lancaster County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, BryanLGH Medical Center Project, Refunding Series 2006, 4.000%, 6/01/18	6/16 at 100.00	A1	2,054,560

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	No Opt. Call	A–	6,502,773

3,380	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/25	9/22 at 100.00	AA	4,047,347

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,465	5.000%, 1/01/23	1/22 at 100.00	A1	1,732,070
1,500	5.000%, 1/01/24	1/22 at 100.00	A1	1,759,170
950	5.000%, 1/01/25	1/22 at 100.00	A1	1,106,456

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

	Nebraska Public Power District, General Revenue Bonds, Series 2015A-1:
$1,900	5.000%, 1/01/24	No Opt. Call	A1	$2,296,093
1,500	5.000%, 1/01/25	No Opt. Call	A1	1,828,935

1,230	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	1,500,994
36,485	Total Nebraska			40,982,190

	Nevada – 2.7%

3,000	Clark County School District, Nevada, General Obligation Bonds, Series 2008A, 5.000%, 6/15/24	No Opt. Call	AA–	3,330,630

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A	2,332,740
1,000	5.000%, 7/01/23 (Alternative Minimum Tax)	1/23 at 100.00	A	1,161,000
1,905	5.000%, 7/01/24 (Alternative Minimum Tax)	1/23 at 100.00	A	2,181,797

21,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	24,554,669

25,495	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2008, 5.000%, 6/01/38	No Opt. Call	Aa1	27,970,309

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+	1,833,325
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,179,000
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	14,650,413

5,685	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Improvement Series 2006A, 5.000%, 6/01/25 – AGM Insured	6/16 at 100.00	AA+	5,960,211

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,035	5.000%, 6/01/24	6/22 at 100.00	AA+	2,400,608
1,500	5.000%, 6/01/25	6/22 at 100.00	AA+	1,757,700
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,325,760

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
100	4.000%, 6/01/19	No Opt. Call	N/R	103,246
50	4.000%, 6/01/20	No Opt. Call	N/R	51,519
425	5.000%, 6/01/22	No Opt. Call	N/R	459,115

4,660	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,632,868

11,130	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	13,365,126

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
2,265	5.000%, 7/01/22	7/21 at 100.00	AA	2,653,946
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,462,470

1,510	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/43	2/19 at 100.00	A+	1,667,991
105,470	Total Nevada			121,034,443

Nuveen Investments	115

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 0.5%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
$430	5.000%, 7/01/15	No Opt. Call	A–	$433,191
445	5.000%, 7/01/16	No Opt. Call	A–	466,253

1,000	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.500%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (4)	1,008,980

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+	6,430,892

1,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/21	6/16 at 100.00	BBB	1,018,980

1,300	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 – NPFG Insured	8/17 at 100.00	AA	1,400,191

12,125	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Series 2005D, 5.000%, 7/15/29 (Pre-refunded 7/15/15) – NPFG Insured	7/15 at 100.00	AA (4)	12,246,249
21,960	Total New Hampshire			23,004,736

	New Jersey – 5.1%

535	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	603,764

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
8,005	5.375%, 6/15/15 (ETM)	No Opt. Call	Aaa	8,056,712
2,135	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	2,258,446
4,320	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	4,569,782

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,100	5.000%, 6/15/17	No Opt. Call	BBB+	1,182,951
5,505	5.000%, 6/15/19	No Opt. Call	BBB+	6,164,444
5,905	5.000%, 6/15/20	No Opt. Call	BBB+	6,551,893
13,995	5.000%, 6/15/21	No Opt. Call	BBB+	15,980,470
2,330	5.000%, 6/15/22	No Opt. Call	BBB+	2,681,550
1,000	5.000%, 6/15/22	No Opt. Call	AA	1,163,960
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	8,176,584
2,965	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,339,806
7,580	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,485,734
4,950	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,501,084
900	4.250%, 6/15/27	6/22 at 100.00	BBB+	937,494
4,625	5.000%, 6/15/28	No Opt. Call	BBB+	5,064,514

	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	1,509,341
1,685	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,881,201

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18 (Pre-refunded 7/01/15)	7/15 at 100.00	BBB+ (4)	403,176

31,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A–	32,348,301

8,075	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/17 (Pre-refunded 12/15/15) – FGIC Insured	12/15 at 100.00	AA+ (4)	8,330,897

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,340	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	AA–	$642,048

10,050	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	11,222,534

3,670	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A–	4,071,351

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA:
20,200	5.000%, 6/15/21	No Opt. Call	A–	22,429,473
14,000	5.000%, 6/15/22	No Opt. Call	A–	15,563,799

5,615	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	6,375,608

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
4,965	3.000%, 1/01/20	No Opt. Call	A3	5,198,802
2,950	3.000%, 1/01/21	No Opt. Call	A3	3,071,894

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
10,330	4.500%, 6/01/23	6/17 at 100.00	BB	10,350,040
5,075	4.625%, 6/01/26	6/17 at 100.00	B+	4,901,740
20,570	5.000%, 6/01/29	6/17 at 100.00	B	17,681,766
214,745	Total New Jersey			226,701,159

	New Mexico – 0.5%

14,850	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	16,869,303

4,000	State of New Mexico, State Severance Tax Revenue Bonds, Refunding Series 2010C, 5.000%, 7/01/15	No Opt. Call	Aa1	4,033,120
18,850	Total New Mexico			20,902,423

	New York – 6.6%

4,055	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	4,727,603

	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	360,972
500	5.000%, 1/01/25	No Opt. Call	A+	603,420

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,621,715

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA	8,406,914

6,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	7,940,548

	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A:
10,000	5.000%, 5/15/24	5/22 at 100.00	AA	11,918,199
9,230	5.000%, 5/15/25	5/22 at 100.00	AA	11,000,499

Nuveen Investments	117

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
$160	0.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	$155,883
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	94,478
500	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	410,635

1,755	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/19 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	1,844,698

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
900	5.000%, 12/01/16 – AGM Insured	6/16 at 100.00	AA	943,335
225	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	233,084
705	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	736,147
600	5.000%, 12/01/26 – SYNCORA GTY Insured	6/16 at 100.00	A–	625,974

325	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	338,839

35	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – AGC Insured	9/16 at 100.00	AA	36,832

460	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35	9/16 at 100.00	A–	483,511

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
2,875	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	AA–	3,071,535
1,335	5.000%, 12/01/17	12/16 at 100.00	A–	1,430,453
1,645	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	AA–	1,756,909
13,600	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	AA–	14,525,207
220	5.000%, 12/01/20 – NPFG Insured	12/16 at 100.00	AA–	234,676
1,795	5.000%, 12/01/21 – FGIC Insured	12/16 at 100.00	AA–	1,912,393
195	5.000%, 12/01/21 – NPFG Insured	12/16 at 100.00	AA–	207,753
1,720	5.000%, 12/01/22 – FGIC Insured	12/16 at 100.00	AA–	1,832,488
1,060	5.000%, 12/01/22	12/16 at 100.00	A–	1,129,324

5,400	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	A–	6,008,256

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
160	5.000%, 4/01/19	No Opt. Call	A–	180,846
225	5.250%, 4/01/20	4/19 at 100.00	A–	254,043
545	5.250%, 4/01/21	4/19 at 100.00	A–	613,588
1,745	5.500%, 4/01/22	4/19 at 100.00	A–	1,973,944
260	5.000%, 4/01/23	4/19 at 100.00	A–	286,754
380	6.250%, 4/01/33	4/19 at 100.00	A–	441,872

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
850	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	AA–	888,242
915	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	990,259
10,285	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	10,951,776
1,320	5.000%, 5/01/19 – NPFG Insured	11/16 at 100.00	AA–	1,404,770
25	4.000%, 5/01/21 – NPFG Insured	11/16 at 100.00	AA–	26,142

1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/16	No Opt. Call	A–	1,253,460

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	$1,404,059

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 (Pre-refunded 11/15/15) – AMBAC Insured	11/15 at 100.00	AA– (4)	15,709,743

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.000%, 11/15/23	No Opt. Call	AA–	1,209,380

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	BBB+	735,290
2,455	5.000%, 7/01/32	7/24 at 100.00	BBB+	2,736,490

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	BBB+	1,702,815
1,000	5.000%, 7/01/29	7/24 at 100.00	BBB+	1,128,030

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,169,380

1,715	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/30 (Pre-refunded 6/15/15)	6/15 at 100.00	N/R (4)	1,724,707

1,285	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/30	6/15 at 100.00	AAA	1,292,633

10,180	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16 (ETM)	No Opt. Call	AAA	10,880,995

10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A. RMKT, 5.000%, 8/01/19	No Opt. Call	AA	11,470,600

20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	AA	23,423,399

100	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/15	7/15 at 100.00	AA	100,477

5,005	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA	5,533,278

16,230	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18 (Pre-refunded 10/01/17)	10/17 at 100.00	Aa2 (4)	17,909,318

18,945	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	21,560,735

9,090	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	10,178,346

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013A:
1,715	5.000%, 6/01/20	6/16 at 100.00	AA	1,803,477
1,675	5.000%, 6/01/21	6/16 at 100.00	AA	1,760,392

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
1,000	5.000%, 6/01/19	6/15 at 100.00	AA	1,004,140
560	5.000%, 6/01/20	6/15 at 100.00	AA	562,318
1,040	5.000%, 6/01/20	6/16 at 100.00	AA	1,093,539
2,905	5.000%, 6/01/21	6/16 at 100.00	AA	3,053,097
1,535	5.000%, 6/01/21	6/17 at 100.00	AA	1,670,356
8,770	5.000%, 6/01/22	6/17 at 100.00	AA	9,543,339

Nuveen Investments	119

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31	7/19 at 100.00	BB	$1,073,530

10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA–	12,062,999

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	937,392

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
2,435	5.000%, 7/01/28	7/24 at 100.00	BBB+	2,764,236
2,695	5.000%, 7/01/29	7/24 at 100.00	BBB+	3,040,041
4,200	5.000%, 7/01/30	7/24 at 100.00	BBB+	4,714,836
2,100	5.000%, 7/01/31	7/24 at 100.00	BBB+	2,346,918
1,335	5.000%, 7/01/32	7/24 at 100.00	BBB+	1,488,071
3,080	5.000%, 7/01/33	7/24 at 100.00	BBB+	3,433,153

2,550	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA–	3,125,586
263,550	Total New York			294,205,071

	North Carolina – 0.7%

	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
215	5.000%, 7/01/23	No Opt. Call	Aa3	261,492
1,250	5.000%, 7/01/26	7/24 at 100.00	Aa3	1,493,888
950	5.000%, 7/01/27	7/24 at 100.00	Aa3	1,124,287

610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	637,047

900	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB	981,711

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26	1/19 at 100.00	A–	2,289,160

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,000	5.000%, 1/01/20	No Opt. Call	A–	5,749,650
10,000	5.000%, 1/01/21	No Opt. Call	A–	11,635,099

1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/22 – AGC Insured	1/18 at 100.00	AA	1,884,110

4,965	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	5,594,463

1,020	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2012A, 4.000%, 1/01/20	No Opt. Call	A	1,131,649

200	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014A, 4.000%, 4/01/19	No Opt. Call	Aa3	220,490
28,810	Total North Carolina			33,003,046

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.4%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
$120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	$143,683
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	1,484,726
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	3,394,516
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	1,778,080
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	1,197,360
2,750	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	3,292,740

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	3,365,395

2,410	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/20	7/16 at 100.00	BBB–	2,480,830
14,590	Total North Dakota			17,137,330

	Ohio – 3.9%

1,000	Akron, Ohio, Certificates of Participation, Refunding Series 2005, 5.000%, 12/01/15 (Pre-refunded 6/01/15) – AGC Insured	6/15 at 100.00	AA (4)	1,004,150

1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA–	2,095,491

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	1,407,307

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
375	5.000%, 6/01/15	No Opt. Call	Aaa	376,260
1,875	5.000%, 6/01/16	No Opt. Call	Aa1	1,949,588
135	5.000%, 6/01/17	No Opt. Call	A1	144,675

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
45,520	5.125%, 6/01/24	6/17 at 100.00	B–	38,834,932
435	5.875%, 6/01/30	6/17 at 100.00	B–	368,967
550	5.750%, 6/01/34	6/17 at 100.00	B–	448,844

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA	3,593,095

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22	12/19 at 100.00	AA	1,935,994
1,780	5.000%, 12/01/23	12/19 at 100.00	AA	2,022,062

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Tender Option Bomd Trust 2456, 18.036%, 12/01/15 (Pre-refunded 12/01/17) (IF)	12/17 at 100.00	AA+ (4)	6,771,043

2,905	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	3,248,691

1,095	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/19 – AGM Insured	12/16 at 100.00	Aa1	1,160,514

	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006:
1,970	5.250%, 5/15/15	No Opt. Call	A	1,974,098
750	5.250%, 5/15/16	No Opt. Call	A	786,593

7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	7,933,803

Nuveen Investments	121

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
$775	4.000%, 10/01/18	No Opt. Call	A1	$835,156
870	4.000%, 10/01/19	No Opt. Call	A1	949,005
1,150	4.000%, 10/01/20	No Opt. Call	A1	1,263,977
1,205	5.000%, 10/01/21	No Opt. Call	A1	1,397,137
965	5.000%, 10/01/22	No Opt. Call	A1	1,130,642

6,625	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	6,932,069

1,715	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	BBB–	1,759,024

11,015	Ohio State, General Obligation Bonds, Common Schools Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+	11,082,080

7,500	Ohio State, General Obligation Bonds, Highway Capital Improvement Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	8,981,175

6,960	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,926,326

24,230	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2014A, 5.000%, 9/15/19	No Opt. Call	AA+	28,062,216

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	9,765,072

12,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	14,390,519

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 (Pre-refunded 12/01/18) – AGC Insured	12/18 at 100.00	A2 (4)	584,995

805	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	861,213

	Rocky River City School District, Ohio, General Obligation School Improvement Bonds, Refunding Series 2014:
930	3.250%, 12/01/35	12/23 at 100.00	Aa2	890,475
345	3.750%, 12/01/44	12/23 at 100.00	Aa2	334,115
164,430	Total Ohio			173,201,303

	Oklahoma – 0.8%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	A+	2,577,716
2,810	4.000%, 9/01/22	9/21 at 100.00	A+	3,052,615
1,415	4.000%, 9/01/23	9/21 at 100.00	A+	1,519,144

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BBB–	2,616,606

	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Refunding Series 2014A:
1,245	5.000%, 7/01/22	No Opt. Call	AA	1,507,645
2,000	5.000%, 7/01/23	No Opt. Call	AA	2,448,460
1,500	5.000%, 7/01/24	No Opt. Call	AA	1,851,210
2,500	5.000%, 7/01/25	7/24 at 100.00	AA	3,049,375

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

$10,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	$10,080,799

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
750	5.000%, 9/01/22	No Opt. Call	A–	871,298
500	3.000%, 9/01/23	No Opt. Call	A–	505,760
600	5.000%, 9/01/24	No Opt. Call	A–	699,354
1,505	5.000%, 9/01/25	No Opt. Call	A–	1,760,037

3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A, 5.375%, 6/01/24	6/15 at 100.00	BBB+ (4)	3,013,350
32,610	Total Oklahoma			35,553,369

	Oregon – 1.2%

	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Refunding Bonds, Series 2012B:
5,900	4.000%, 6/15/22	No Opt. Call	AA+	6,738,862
3,340	4.000%, 6/15/23	No Opt. Call	AA+	3,790,165

4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA	4,871,826

4,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2014C, 5.000%, 4/01/22	No Opt. Call	AAA	4,844,480

	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2015D:
5,000	5.000%, 4/01/20	No Opt. Call	AAA	5,877,500
7,500	5.000%, 4/01/21	No Opt. Call	AAA	8,972,250

11,120	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	12,766,649

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	4,602,240

	Umatilla County School District 016R Pendleton, Oregon, General Obligation Bonds, Series 2014A:
1,000	5.000%, 6/15/28	6/24 at 100.00	Aa1	1,187,800
1,080	5.000%, 6/15/29	6/24 at 100.00	Aa1	1,273,936
47,085	Total Oregon			54,925,708

	Pennsylvania – 3.6%

1,695	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	1,892,434

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	AA–	1,165,490

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B:
1,750	3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	BBB–	1,810,358
20,815	2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BBB–	21,184,882

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20	8/19 at 100.00	Aa2	1,455,679

Nuveen Investments	123

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Chester Medical Center, Refunding Series 2005:
$1,275	5.000%, 12/15/15 – RAAI Insured	No Opt. Call	AA	$1,308,227
1,405	5.000%, 12/15/17 – RAAI Insured	12/15 at 100.00	AA	1,438,032

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20	10/18 at 100.00	BBB	587,574
565	5.375%, 10/01/21	10/18 at 100.00	BBB	618,782

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,093,960
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,122,293

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,265,631

1,300	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A	1,351,259

3,325	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	Baa2	3,863,750

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,411,771
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,744,410
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,707,480

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	No Opt. Call	AA	610,575
1,095	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,326,768
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,975,639
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,418,016
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,470,935

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
2,240	5.000%, 1/01/21	1/19 at 100.00	Aaa	2,538,592
9,575	5.000%, 7/01/21	1/18 at 100.00	Aaa	10,583,918
7,800	5.000%, 1/01/22	7/17 at 100.00	Aaa	8,514,948
11,820	5.000%, 7/01/22	7/16 at 100.00	Aaa	12,464,545

9,785	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	10,106,927

2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/34	No Opt. Call	AA–	1,559,620

16,020	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	17,504,412

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	A–	3,301,710

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 (Pre-refunded 8/01/15) – AMBAC Insured	8/15 at 100.00	A+ (4)	10,121,300

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	A+	4,474,490

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 0.955%, 12/01/24	12/17 at 100.00	AA–	$10,502,473

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
1,400	5.000%, 12/01/19	No Opt. Call	BBB–	1,575,714
730	5.000%, 12/01/20	No Opt. Call	BBB–	828,645
1,105	5.000%, 12/01/21	No Opt. Call	BBB–	1,261,545
1,625	5.000%, 12/01/22	No Opt. Call	BBB–	1,857,716
1,705	5.000%, 12/01/23	6/23 at 100.00	BBB–	1,939,318
1,795	5.000%, 12/01/24	6/23 at 100.00	BBB–	2,010,292

60	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	66,404

1,205	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A, 5.500%, 1/01/16 (ETM)	No Opt. Call	N/R (4)	1,246,416
151,260	Total Pennsylvania			161,282,930

	Puerto Rico – 0.2%

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	AA–	3,004,980

1,015	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/35 (Mandatory put 7/01/17) – AMBAC Insured	7/17 at 100.00	CCC+	1,040,822

4,515	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	4,612,389
8,530	Total Puerto Rico			8,658,191

	Rhode Island – 0.1%

4,300	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28	9/23 at 100.00	BBB	4,737,138

	South Carolina – 1.4%

12,700	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	13,563,981

2,500	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	AA–	2,807,975

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23 (Pre-refunded 12/01/15)	12/15 at 100.00	A1 (4)	1,544,055
2,000	5.250%, 12/01/24 (Pre-refunded 12/01/15)	12/15 at 100.00	A1 (4)	2,058,740

	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20	No Opt. Call	A	2,147,739
7,500	5.000%, 11/01/27	11/22 at 100.00	A	8,450,025
13,190	5.000%, 11/01/28	11/22 at 100.00	A	14,768,710
1,225	5.000%, 11/01/29	11/22 at 100.00	A	1,364,564

	South Carolina JOBS Economic Development Authority, Economic Development Revenue, FMU Student Housing, LLC – Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,127,052
3,925	5.000%, 8/01/32	No Opt. Call	Baa3	4,286,846

Nuveen Investments	125

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+	$1,101,350

6,835	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	7,295,064

500	Spartanburg Regional Health Services District Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2008D, 5.250%, 4/15/20	4/18 at 100.00	AA	556,860

1,450	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	1,604,498
58,085	Total South Carolina			63,677,459

	South Dakota – 0.3%

2,385	Deadwood, South Dakota, Certificates of Participation, Crossover Refunding Series 2005, 5.000%, 11/01/18 – ACA Insured	11/15 at 100.00	A	2,422,778

	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA	628,803
1,000	5.000%, 6/01/24	6/23 at 100.00	AA	1,197,900

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	A+	1,074,290

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,127,340

4,125	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/34	11/24 at 100.00	A+	4,602,098

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (4)	1,695,270
11,535	Total South Dakota			12,748,479

	Tennessee – 1.4%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	A+	2,600,628

2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	Baa2	2,513,969

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,730,295

1,200	Harpeth Valley Utilities District of Davidson and Williamson Counties, Tennessee Utilities Revenue Bonds, Series 2014, 4.000%, 9/01/39	9/24 at 100.00	AA	1,218,660

985	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+	1,080,703

2,665	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.250%, 4/01/23 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (4)	2,995,007

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+	719,698
750	5.000%, 7/01/18	7/16 at 100.00	BBB+	783,660

5,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	5,219,650

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
$1,400	4.000%, 1/01/22	No Opt. Call	A	$1,554,112
3,180	5.000%, 1/01/23	No Opt. Call	A	3,771,830
1,300	4.000%, 1/01/23	No Opt. Call	A	1,446,328
1,760	5.000%, 1/01/24	No Opt. Call	A	2,068,651

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–	1,727,249
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–	1,814,966
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–	1,442,666

1,035	Memphis, Tennessee, General Improvement Bonds, Series 2005, 5.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA	1,102,461

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–	3,483,070

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA–	5,050,067

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–	1,167,870
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–	2,135,540

1,285	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2007A, 5.000%, 5/15/23 (Pre-refunded 5/15/17)	5/17 at 100.00	AA (4)	1,398,427

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19 (Pre-refunded 9/01/16)	9/16 at 100.00	BBB+ (4)	1,484,378

11,910	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,625,873
57,320	Total Tennessee			64,135,758

	Texas – 9.8%

245	Alvin Independent School District, Brazoria County, Texas, General Obligation Bonds, Refunding Series 2007, 4.125%, 2/15/19	2/16 at 100.00	AAA	252,127

865	Alvin Independent School District, Brazoria County, Texas, General Obligation Bonds, Refunding Series 2007, 4.125%, 2/15/19 (Pre-refunded 2/15/16)	2/16 at 100.00	Aaa	891,720

5,820	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	5,876,570

3,290	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	BBB	3,626,271

3,380	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB	3,945,744

8,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	9,439,280

1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA	1,244,428

5,715	Dallas County Utility and Reclamation District, Texas, General Obligation Bonds, Refunding Series 2005A, 5.150%, 2/15/22 – AMBAC Insured	2/17 at 100.00	A–	6,078,817

Nuveen Investments	127

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$975	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA+	$1,030,185

	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007:
5	4.500%, 2/15/27 (Pre-refunded 2/15/17)	2/17 at 100.00	Aa1 (4)	5,350
4,225	4.500%, 2/15/27 (Pre-refunded 2/15/17) – NPFG Insured	2/17 at 100.00	Aa1 (4)	4,514,455

10,100	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	10,305,938

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured	No Opt. Call	AA	2,706,399

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19	8/17 at 100.00	AAA	1,194,950

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	2,236,740

2,045	Frisco, Collins and Denton Counties, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/16 – AMBAC Insured	No Opt. Call	AA+	2,114,182

875	Giddings Independent School District, Fayette, Lee, and Washington Counties, Texas, General Obligation Bonds, School Building Series 2007A, 4.250%, 2/15/19	2/17 at 100.00	Aaa	920,631

7,300	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	7,964,373

635	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2007A, 4.500%, 2/15/18 (Pre-refunded 2/15/17)	2/17 at 100.00	AAA	678,504

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	932,803
500	4.000%, 3/01/22	3/21 at 100.00	A–	529,555
800	4.000%, 3/01/23	3/21 at 100.00	A–	842,608
440	4.250%, 3/01/25	3/21 at 100.00	A–	462,414

1,820	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/23	No Opt. Call	A+	2,159,193

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
3,160	5.000%, 12/01/26	12/24 at 100.00	A+	3,755,723
3,735	5.000%, 12/01/27	12/24 at 100.00	A+	4,397,477
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,503,580
6,115	5.000%, 12/01/29	12/24 at 100.00	A+	7,102,267

5,000	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	6,124,300

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31 (Pre-refunded 12/01/18)	12/18 at 100.00	A1 (4)	2,360,690

6,875	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	7/15 at 100.00	AA+ (4)	7,759,606

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Contractual Obligation Series 2014:
5,705	5.000%, 11/01/27	11/24 at 100.00	AA+	6,834,419
1,250	5.000%, 11/01/28	11/24 at 100.00	AA+	1,483,775
1,575	5.000%, 11/01/29	11/24 at 100.00	AA+	1,865,241

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
$5,120	5.000%, 11/01/22	11/19 at 100.00	AA+	$5,942,579
5,385	5.000%, 11/01/23	11/19 at 100.00	AA+	6,242,454
5,660	5.000%, 11/01/24	11/19 at 100.00	AA+	6,542,960

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.463%, 11/01/41 (IF) (8)	11/21 at 100.00	AA+	3,095,715

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
270	5.000%, 11/15/22	No Opt. Call	A3	315,349
425	5.000%, 11/15/23	No Opt. Call	A3	498,546

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,735,587
4,450	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,288,870
4,095	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,818,996
11,525	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,444,718

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	BB–	2,327,749
2,380	5.000%, 7/01/20	No Opt. Call	BB–	2,431,432

1,180	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	B+	1,255,968

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
6,355	5.250%, 9/01/24	9/16 at 100.00	A2	6,742,591
6,920	5.250%, 9/01/25	9/16 at 100.00	A2	7,314,371
4,295	5.250%, 9/01/26	9/16 at 100.00	A2	4,530,323

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	6,270,320
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	2,832,332

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A	2,196,438
2,025	5.000%, 7/01/26	7/21 at 100.00	A	2,333,387

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B:
18,675	5.000%, 7/01/31	7/22 at 100.00	A	21,003,398
5,000	5.000%, 7/01/32	7/22 at 100.00	A	5,602,900

715	Howard County Junior College District, Texas, General Obligation Bonds, Series 2007, 4.250%, 2/15/18 – AMBAC Insured	2/17 at 100.00	AA–	754,647

2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA–	2,307,020

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	10/15 at 100.00	AA	6,196,865

	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008:
1,245	4.000%, 2/15/18 – AGM Insured	2/17 at 100.00	AA	1,314,446
1,315	4.375%, 2/15/23 – AGM Insured	2/17 at 100.00	AA	1,394,742

Nuveen Investments	129

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB	$2,179,860

1,000	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007, 5.000%, 11/01/16	No Opt. Call	BBB	1,043,030

770	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/22 (Pre-refunded 2/15/16)	2/16 at 100.00	AAA	798,860

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	Baa2	3,312,442
2,720	5.250%, 12/01/28	12/25 at 100.00	Baa2	2,990,232

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,340	5.000%, 8/15/24	8/22 at 100.00	Aa2	5,083,442
4,710	5.000%, 8/15/25	8/22 at 100.00	Aa2	5,460,915
3,920	5.000%, 8/15/26	8/22 at 100.00	Aa2	4,518,584
7,025	5.000%, 8/15/27	8/22 at 100.00	Aa2	8,037,654

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,600	5.250%, 9/01/25	9/21 at 100.00	AA+	10,294,887
5,005	5.250%, 9/01/26	9/21 at 100.00	AA+	6,002,396

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,370	0.000%, 9/01/43	9/31 at 100.00	AA+	2,155,302
9,130	0.000%, 9/01/45	9/31 at 100.00	AA+	9,135,204

305	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A2	338,907

2,200	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 6.000%, 1/01/24 (Pre-refunded 1/01/18)	1/18 at 100.00	N/R (4)	2,489,322

3,095	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Pre-refunded 1/01/16)	1/16 at 100.00	A2 (4)	3,208,679

1,020	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 4.500%, 2/15/26	2/16 at 100.00	Aaa	1,052,579

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25	2/18 at 100.00	Aaa	1,107,840

875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA+	930,370

1,575	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	1,648,568

	San Antonio, Texas, General Obligation Bonds, Series 2006:
400	4.125%, 2/01/19	2/16 at 100.00	AAA	411,272
460	4.250%, 2/01/20	2/16 at 100.00	AAA	473,248

	San Antonio, Texas, General Obligation Bonds, Series 2006:
600	4.125%, 2/01/19 (Pre-refunded 2/01/16)	2/16 at 100.00	N/R (4)	617,286
680	4.250%, 2/01/20 (Pre-refunded 2/01/16)	2/16 at 100.00	N/R (4)	700,305

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+	612,640

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	2/17 at 100.00	AAA	925,054

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	$5,473,453

1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,411,868

5,020	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA	5,402,675

2,210	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA	2,460,636

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,805,050

20,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2006, 5.000%, 4/01/24 (Pre-refunded 4/01/16)	4/16 at 100.00	AAA	20,877,599

2,055	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	AAA	2,227,928

3,250	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/22	No Opt. Call	AAA	3,953,495

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 17.931%, 10/01/15 (IF)	No Opt. Call	AAA	6,745,840

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	AAA	1,645,245

16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	18,045,787

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,000	5.250%, 11/15/17	11/15 at 100.00	N/R	1,015,750
900	5.500%, 11/15/25	11/15 at 100.00	N/R	908,397

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1	5,253,750
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1	11,829,631

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,675	3.500%, 8/15/18	No Opt. Call	A	2,809,633
2,900	4.000%, 8/15/19	No Opt. Call	A	3,124,663
3,015	4.000%, 8/15/20	No Opt. Call	A	3,258,642
3,135	4.000%, 8/15/21	No Opt. Call	A	3,390,158

500	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/18	2/17 at 100.00	AAA	539,970

1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–	1,072,090

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	10,467,258
395,815	Total Texas			437,123,414

	Utah – 0.5%

6,345	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,972,901

Nuveen Investments	131

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
$3,340	5.000%, 9/01/23	9/22 at 100.00	A–	$3,882,616
2,000	5.000%, 9/01/25	9/22 at 100.00	A–	2,320,080
2,265	5.000%, 9/01/26	9/22 at 100.00	A–	2,603,006

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.900%, 7/01/21 (Pre-refunded 7/01/18) (IF)	7/18 at 100.00	AAA	1,881,550
2,500	17.900%, 7/01/22 (Pre-refunded 7/01/18) (IF)	7/18 at 100.00	AAA	3,763,100
17,700	Total Utah			21,423,253

	Virgin Islands – 0.2%

1,580	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,722,074

6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	6,623,820
7,580	Total Virgin Islands			8,345,894

	Virginia – 0.0%

750	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	No Opt. Call	N/R	758,460

1,260	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,377,949
2,010	Total Virginia			2,136,409

	Washington – 1.2%

2,950	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – NPFG Insured	1/17 at 100.00	AA–	3,155,527

1,980	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 (Pre-refunded 1/01/17)	1/17 at 100.00	AA– (4)	2,125,352

2,170	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA (4)	2,277,697

545	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2006, 5.250%, 12/01/25 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA+ (4)	586,355

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+	307,397

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2	1,197,736

1,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AA (4)	1,004,180

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	6,659,940

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,250	5.000%, 11/15/22	No Opt. Call	A+	1,491,163
2,000	5.000%, 11/15/24	5/24 at 100.00	A+	2,415,420

3,135	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	3,530,731

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.750%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	$2,449,600

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24	10/19 at 100.00	Baa1	3,558,068

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008, Trust 2599, 18.140%, 1/01/16 (IF)	No Opt. Call	AA+	4,302,980

9,345	Washington, General Obligation Bonds, Series 1992B and Series 1992AT-7, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+	9,953,266

3,010	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/16 – FGIC Insured	No Opt. Call	AA+	3,002,776

4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa3	4,842,990
47,495	Total Washington			52,861,178

	West Virginia – 0.1%

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	No Opt. Call	A3	1,166,040

1,635	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2008E, 5.375%, 6/01/28	12/18 at 100.00	A	1,804,697
2,635	Total West Virginia			2,970,737

	Wisconsin – 4.1%

2,000	Franklin, Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin, Inc. Project, Series 2006A, 4.950%, 11/01/16 (Mandatory put 5/01/16) (Alternative Minimum Tax)	No Opt. Call	A–	2,089,020

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	Aa3	388,332
460	5.000%, 4/01/22	No Opt. Call	Aa3	545,169

	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
585	5.000%, 12/01/26	11/24 at 100.00	Aa3	684,280
3,855	5.000%, 12/01/27	11/24 at 100.00	Aa3	4,478,007

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A:
1,020	5.000%, 7/15/25	7/21 at 100.00	A	1,158,067
14,370	5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	16,118,541

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa2	2,313,277

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B:
1,400	4.350%, 8/15/19	No Opt. Call	AA–	1,563,520
8,670	5.500%, 8/15/29	2/20 at 100.00	AA–	9,917,440

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	2,067,720

2,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 5.750%, 12/01/19	7/15 at 100.00	N/R	2,015,202

Nuveen Investments	133

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
$2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+	$2,415,709
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+	2,647,810

2,625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	2,714,565

4,860	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	Aa3	5,387,456

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/24	8/22 at 100.00	AA	2,036,773

4,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,791,286

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
2,455	5.250%, 8/15/19	8/16 at 100.00	A–	2,589,730
11,955	5.250%, 8/15/20	8/16 at 100.00	A–	12,611,089

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	A–	10,574,811

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
815	5.000%, 12/15/23	No Opt. Call	AA–	981,219
1,200	5.000%, 12/15/25	12/24 at 100.00	AA–	1,424,484

515	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	N/R (4)	548,099

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
9,000	6.000%, 5/01/27	5/19 at 100.00	AA–	10,650,420
1,920	6.000%, 5/01/33	5/19 at 100.00	AA–	2,261,568
5,215	5.750%, 5/01/33	5/19 at 100.00	AA–	6,030,470
41,970	6.000%, 5/01/36	5/19 at 100.00	AA–	49,150,227

5,800	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24	5/22 at 100.00	AA	6,950,024

5,000	Wisconsin State, General Obligation Bonds, Refunding Series 2014-4, 5.000%, 5/01/25	11/24 at 100.00	AA	6,165,850

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
1,100	5.000%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	1,270,214
3,340	5.000%, 7/01/25 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	3,856,832
3,980	5.000%, 7/01/26 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	4,595,865
161,465	Total Wisconsin			182,993,076

	Wyoming – 0.1%

5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30	9/23 at 100.00	BBB	5,900,456
$4,032,720	Total Municipal Bonds (cost $4,187,997,107)			4,399,629,266

134	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$214	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$38,434

57	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	3.000%	7/15/55	N/R	7,595
$271	Total Corporate Bonds (cost $24,234)				46,029
	Total Long-Term Investments (cost $4,188,021,341)				4,399,675,295

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.1%

	MUNICIPAL BONDS – 0.1%

	California – 0.1%

$2,200	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (10)		No Opt. Call	N/R	$2,209,592

215	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (10)		No Opt. Call	N/R	215,937

325	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (10)		No Opt. Call	N/R	326,417
$2,740	Total Short-Term Investments (cost $2,740,000)				2,751,946
	Total Investments (cost $4,190,761,341) – 98.3%				4,402,427,241
	Other Assets Less Liabilities – 1.7%				75,630,825
	Net Assets – 100%				$4,478,058,066

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.40% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.0% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.4% coupon and May 15, 2017 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	During July 2010, the original issue for this security (1,000,000 par, 5.50% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.0% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.5% coupon and May 15, 2018 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(9)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	135

Nuveen Limited Term Municipal Bond Fund

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.8%

	MUNICIPAL BONDS – 98.8%

	Alabama – 0.2%

$6,100	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.650%, 6/01/34 (Mandatory put 3/20/17)	No Opt. Call	A1	$6,177,226

1,745	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,765,800
7,845	Total Alabama			7,943,026

	Alaska – 0.3%

	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1	2,953,414
1,360	5.000%, 4/01/19	No Opt. Call	A1	1,529,470

5,435	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	7/15 at 100.00	Ba1	5,435,924
9,475	Total Alaska			9,918,808

	Arizona – 4.2%

3,355	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2015B, 5.000%, 7/01/20	No Opt. Call	AA	3,938,804

180	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	Aa2	183,868

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,000	3.000%, 2/01/16	No Opt. Call	BBB+	1,018,350
1,000	4.000%, 2/01/17	No Opt. Call	BBB+	1,054,340
2,000	5.000%, 2/01/18	No Opt. Call	BBB+	2,202,640

2,980	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.500%, 9/01/16	No Opt. Call	A+	3,181,984

895	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	Aa3 (4)	901,865

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA	12,717,428
760	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	835,939

7,785	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 – AGM Insured	3/18 at 100.00	AA	8,589,658

	Arizona State, Certificates of Participation, Series 2010A:
4,700	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	5,001,834
11,935	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	13,127,544
2,970	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	3,421,084

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
4,540	5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA	4,577,364
1,945	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA	2,049,038
2,480	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	2,700,745
5,140	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	5,738,759
95	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	110,119

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014:
$4,000	5.000%, 7/01/23	No Opt. Call	AAA	$4,932,520
1,500	5.000%, 7/01/24	No Opt. Call	AAA	1,871,715

	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
675	5.000%, 7/01/18	No Opt. Call	AA–	754,076
335	5.000%, 7/01/19	No Opt. Call	AA–	382,647
575	5.000%, 7/01/20	No Opt. Call	AA–	668,518
750	5.000%, 7/01/21	No Opt. Call	AA–	883,313

2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	AA–	2,330,972

4,535	Maricopa County School District 3 Tempe Elementary, Arizona, General Obligation Bonds, School Improvement Project 2009, Series 2015C, 3.000%, 7/01/18	No Opt. Call	Aa2	4,804,062

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
500	4.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	548,420
575	4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	636,571
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,743,410
750	4.000%, 7/01/22 – AGC Insured	No Opt. Call	AA	837,240

1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	A+	1,435,214

1,250	Maricopa County Unified School District 90 Saddle Mountain, Arizona, General Obligation Bonds, School Improvement Project 2013, Series 2014, 5.000%, 7/01/18	No Opt. Call	AA	1,399,763

3,800	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	4,120,872

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	Aa2	1,600,802
2,225	4.000%, 7/01/21	No Opt. Call	Aa2	2,520,747
2,055	4.000%, 7/01/22	No Opt. Call	Aa2	2,343,707

	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,020	5.000%, 7/01/16	No Opt. Call	AA	2,130,252
2,040	5.000%, 7/01/21	No Opt. Call	AA	2,438,004
4,015	5.000%, 7/01/22	No Opt. Call	AA	4,862,004

3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,337,530

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	6,297,077
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	7,272,447

3,070	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Refunding Series 2011, 4.000%, 7/01/15	No Opt. Call	AAA	3,090,231

10	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A3	10,437

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,285	5.000%, 8/01/22	No Opt. Call	AA–	1,526,297
2,000	5.000%, 8/01/23	No Opt. Call	AA–	2,383,180
2,000	5.000%, 8/01/24	No Opt. Call	AA–	2,394,840

1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA–	1,197,420

Nuveen Investments	137

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$19,770	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1	$21,420,992

755	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A–	799,319

1,225	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	1,165,208
149,990	Total Arizona			166,491,170

	Arkansas – 0.3%

3,010	Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds, Entergy Arkansas, Inc. Project, Series 2013, 1.550%, 10/01/17	No Opt. Call	A–	3,051,598

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	3.000%, 7/01/17	No Opt. Call	A+	524,270
500	5.000%, 7/01/19	No Opt. Call	A+	573,300
670	5.000%, 7/01/21	No Opt. Call	A+	792,945

	Pulaksi County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A+	590,260
1,740	5.000%, 12/01/23	No Opt. Call	A+	2,071,627
2,000	5.000%, 12/01/24	No Opt. Call	A+	2,395,820

	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding Series 2015A:
1,535	5.000%, 11/01/19	No Opt. Call	Aa2	1,780,631
1,265	5.000%, 11/01/20	No Opt. Call	Aa2	1,494,193
11,720	Total Arkansas			13,274,644

	California – 4.4%

2,300	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/21	No Opt. Call	A	2,747,741

455	Anaheim Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Redevelopment Project Areas, Series 2007A, 5.000%, 2/01/16 – AGM Insured	No Opt. Call	AA	470,283

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L:
3,930	5.000%, 5/01/16	No Opt. Call	AA+	4,118,483
2,460	5.000%, 5/01/17	No Opt. Call	AA+	2,674,315

4,685	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA+	4,863,264

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory put 10/15/19)	No Opt. Call	AA–	4,636,840

5,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013D, 5.000%, 7/01/43 (Mandatory put 10/15/20)	No Opt. Call	AA–	5,894,350

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, North Kern State Prison: Various Buildings Series 2014C:
2,215	4.000%, 10/01/19	No Opt. Call	A1	2,459,913
1,700	5.000%, 10/01/20	No Opt. Call	A1	1,993,811

250	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/20	No Opt. Call	A1	293,208

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I:
$4,440	5.000%, 11/01/16	No Opt. Call	A1	$4,743,785
3,675	5.000%, 11/01/17	No Opt. Call	A1	4,055,987

1,865	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.000%, 7/01/16	No Opt. Call	AA	1,970,186

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
235	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	274,372
120	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	140,105

750	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A	898,358

5,105	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A, 5.000%, 4/01/16	No Opt. Call	A+	5,320,533

2,310	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014B, 3.000%, 8/01/21	11/16 at 100.00	A+	2,366,318

650	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	653,270

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
1,355	4.000%, 1/01/18	No Opt. Call	BBB–	1,422,723
1,410	5.000%, 1/01/19	No Opt. Call	BBB–	1,534,616
1,500	5.000%, 1/01/20	No Opt. Call	BBB–	1,646,550
1,595	5.000%, 1/01/21	No Opt. Call	BBB–	1,767,563

	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2014B:
5,200	5.000%, 6/01/22	No Opt. Call	AAA	6,380,660
2,775	5.000%, 6/01/23	No Opt. Call	AAA	3,439,085

	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A:
2,700	5.000%, 6/01/23	No Opt. Call	AAA	3,341,547
2,150	5.000%, 6/01/24	No Opt. Call	AAA	2,692,037

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,170	5.000%, 6/01/15	No Opt. Call	Aaa	3,181,412
2,665	5.000%, 6/01/16	No Opt. Call	Aaa	2,785,645
22,865	4.500%, 6/01/27	6/17 at 100.00	B	22,254,961
650	5.000%, 6/01/33	6/17 at 100.00	B	547,742

11,250	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011C, 4.500%, 3/01/41 (Pre-refunded 3/01/16)	3/16 at 100.00	AA– (4)	11,656,349

500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	570,600

	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B:
1,760	5.000%, 7/01/21	No Opt. Call	AA	2,125,165
2,730	5.000%, 7/01/22	No Opt. Call	AA	3,340,838

685	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	770,789

Nuveen Investments	139

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,200	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014, 5.000%, 9/01/20	No Opt. Call	BBB	$1,384,356

13,020	Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, Series 2014A, 3.000%, 7/01/25 (Mandatory put 10/01/20)	7/20 at 100.00	AAA	13,965,902

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
1,850	5.000%, 9/01/19 – AMBAC Insured	9/16 at 100.00	AAA	1,937,209
2,255	5.000%, 9/01/20 – AMBAC Insured	9/16 at 100.00	AAA	2,355,483

6,170	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2010, 0.000%, 5/01/15 (ETM)	No Opt. Call	Aa3 (4)	6,170,000

	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A:
500	5.000%, 8/01/20 – BAM Insured	No Opt. Call	AA	589,425
2,640	5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,214,570

6,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	6,802,938

150	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	186,372

1,500	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/15	No Opt. Call	Baa1	1,519,710

2,315	San Francisco Public Utilities Commission, California, Wastewater Revenue Bonds, Refunding Series 2013A, 4.000%, 10/01/15	No Opt. Call	AA–	2,352,850

5,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 4.250%, 8/01/15 – NPFG Insured	7/15 at 100.00	AA–	5,015,100

995	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/15	No Opt. Call	AA–	1,004,602

1,000	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/15 (ETM)	No Opt. Call	AA– (4)	1,010,280

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
500	3.500%, 7/01/16	No Opt. Call	A	510,605
500	3.800%, 7/01/17	No Opt. Call	A	518,245

3,500	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Project, Subordinate Refunding Series 2015C, 5.000%, 7/01/24	No Opt. Call	AA–	4,334,260
160,450	Total California			172,905,311

	Colorado – 1.3%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	3,050,658

7,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	Aa2	8,691,247

2,320	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/17	6/16 at 100.00	A3	2,429,017

	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014:
400	2.000%, 8/01/15 – AGM Insured	No Opt. Call	AA	401,772
240	4.000%, 8/01/16 – AGM Insured	No Opt. Call	AA	250,711
275	1.750%, 8/01/17 – AGM Insured	No Opt. Call	AA	280,528
250	2.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	255,490

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A	$1,731,990

2,295	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/15	No Opt. Call	A–	2,357,676

6,560	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/21 – FGIC Insured	11/16 at 100.00	AA–	7,027,006

4,205	Denver, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/21 – SYNCORA GTY Insured	11/15 at 100.00	A+	4,313,952

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	4,871,565

2,665	Eagle, Garfield and Routt Counties School District RE50J, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/01/15 – AGM Insured	No Opt. Call	AA	2,740,713

520	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	548,402

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.800%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA (4)	10,611,899

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,200	4.000%, 12/01/15	No Opt. Call	N/R	1,207,944
1,000	5.000%, 12/01/17	No Opt. Call	N/R	1,045,600
1,000	5.000%, 12/01/18	No Opt. Call	N/R	1,057,120
48,925	Total Colorado			52,873,290

	Connecticut – 0.8%

4,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	4,155,186

430	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R	452,756

5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2013A, 5.000%, 10/01/20	No Opt. Call	AA	5,891,850

1,000	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/15 at 100.00	A–	1,009,670

	New Britain, Connecticut, General Obligation Bonds, Series 2012:
2,670	3.000%, 3/15/16 – AGM Insured	No Opt. Call	A2	2,732,585
2,670	3.000%, 3/15/17 – AGM Insured	No Opt. Call	A2	2,784,463

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B:
1,915	4.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	2,104,279
2,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,318,980

775	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	Aa3	935,534

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
350	3.000%, 12/15/19	No Opt. Call	AA	372,866
525	5.000%, 12/15/21	No Opt. Call	AA	623,590

Nuveen Investments	141

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
$2,500	5.000%, 8/01/16 – AGM Insured	No Opt. Call	AA	$2,631,750
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,441,513
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,293,400
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,126,210
29,030	Total Connecticut			31,874,632

	Delaware – 0.8%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
275	4.000%, 7/01/15	No Opt. Call	BBB–	276,139
600	4.000%, 7/01/16	No Opt. Call	BBB–	614,106
1,810	5.000%, 7/01/18	No Opt. Call	BBB–	1,946,420
1,905	5.000%, 7/01/19	No Opt. Call	BBB–	2,075,040
2,000	5.000%, 7/01/20	No Opt. Call	BBB–	2,196,680
275	5.000%, 7/01/21	No Opt. Call	BBB–	303,311

3,640	Delaware State, General Obligation Bonds, Series 2010A, 5.000%, 7/01/16	No Opt. Call	AAA	3,841,765

	New Castle County, Delaware, General Obligation Bonds, Series 2015:
6,465	5.000%, 10/01/19	No Opt. Call	AAA	7,510,132
7,470	5.000%, 10/01/20	No Opt. Call	AAA	8,884,743

5,000	University of Delaware, Revenue Bonds, Series 2013C, 0.700%, 11/01/37 (Mandatory put 5/01/16)	No Opt. Call	AA+	5,015,000
29,440	Total Delaware			32,663,336

	District of Columbia – 0.3%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,120	5.000%, 12/01/16	No Opt. Call	AAA	1,200,987
1,105	5.000%, 12/01/17	No Opt. Call	AAA	1,225,091

10,025	District of Columbia, Revenue Bonds, Georgetown University, Series 2001C, 5.250%, 4/01/34 (Mandatory put 4/01/23)	10/18 at 100.00	A–	11,222,987
12,250	Total District of Columbia			13,649,065

	Florida – 4.8%

	Broward County School Board, Florida, Certificates of Participation, Series 2015A:
2,500	5.000%, 7/01/19	No Opt. Call	A1	2,863,225
4,000	5.000%, 7/01/20	No Opt. Call	A1	4,674,280

	Citizens Property Insurance Corporation, Florida, High Risk Account Revenue Bonds, Series 2007A:
1,235	5.000%, 3/01/16 – NPFG Insured (ETM)	No Opt. Call	AA–(4)	1,283,918
3,545	5.000%, 3/01/17 – NPFG Insured (ETM)	No Opt. Call	AA–(4)	3,828,175

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
7,985	6.000%, 6/01/16	No Opt. Call	A+	8,462,902
1,160	5.375%, 6/01/16	No Opt. Call	A+	1,221,712
915	5.000%, 6/01/16 – AGC Insured	No Opt. Call	AA	960,842
2,260	5.500%, 6/01/17	No Opt. Call	A+	2,478,226

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
100	3.250%, 6/01/15 – AGM Insured	No Opt. Call	AA	100,267
3,810	5.000%, 6/01/18	No Opt. Call	AA–	4,242,168
175	5.000%, 6/01/19	No Opt. Call	AA–	199,136

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
$10	5.000%, 6/01/15 – AGM Insured	No Opt. Call	AA	$10,042
50	4.000%, 6/01/15	No Opt. Call	A+	50,166
1,135	5.000%, 6/01/16	No Opt. Call	A+	1,190,774
160	4.000%, 6/01/16	No Opt. Call	A+	166,131
655	5.250%, 6/01/17	No Opt. Call	A+	714,867
455	4.250%, 6/01/17 – AGM Insured	No Opt. Call	AA	487,196

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
100	3.000%, 6/01/16	No Opt. Call	A+	102,750
7,380	5.000%, 6/01/17	No Opt. Call	A+	8,016,451

6,100	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company Project, Refunding Series 2003, 1.550%, 6/01/23 (Mandatory put 6/15/16)	No Opt. Call	A2	6,178,507

1,690	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22	No Opt. Call	A	1,710,736

	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,480	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	4,895,027
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	7,237,300

10,035	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15 (ETM)	No Opt. Call	AAA	10,117,487

660	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2012A, 4.000%, 10/01/15	No Opt. Call	A1	670,355

2,640	Florida Municipal Power Agency, Revenue Bonds, St. Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	3,064,670

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
6,175	5.000%, 7/01/15	No Opt. Call	AAA	6,226,129
2,830	5.000%, 7/01/16	No Opt. Call	AAA	2,984,801
1,285	5.000%, 7/01/17	No Opt. Call	AAA	1,403,451

1,500	Florida State Department of General Services, Division of Facilities Management, Florida Facilities Pool Revenue Bonds, Series 2005A, 5.000%, 9/01/18 – AMBAC Insured	No Opt. Call	AA+	1,539,480

1,000	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	1,035,940

4,615	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	4,985,261

	Jacksonville, Florida, Special Revenue Bonds, Series 20120C:
2,000	5.000%, 10/01/19	No Opt. Call	AA–	2,311,180
1,275	5.000%, 10/01/20	No Opt. Call	AA–	1,499,336

2,500	Manatee County, Florida, Revenue Refunding and Improvement Bonds, Series 2013, 5.000%, 10/01/20	No Opt. Call	AA+	2,945,925

1,540	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 – AMBAC Insured	6/17 at 100.00	A2	1,646,645

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	369,615

Nuveen Investments	143

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
$3,000	5.000%, 7/01/20	No Opt. Call	A–	$3,493,590
2,250	5.000%, 7/01/21	No Opt. Call	A–	2,649,938
1,750	5.000%, 7/01/22	No Opt. Call	A–	2,073,995
4,000	5.000%, 7/01/23	No Opt. Call	A–	4,762,440

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1 & 2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	A–	4,008,398
4,000	3.750%, 12/01/18	No Opt. Call	A–	4,304,320

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,640	4.000%, 4/01/17	No Opt. Call	AA–	1,734,923
1,705	5.000%, 4/01/18	No Opt. Call	AA–	1,884,895
1,790	5.000%, 4/01/19	No Opt. Call	AA–	2,016,310
1,880	5.000%, 4/01/20	No Opt. Call	AA–	2,149,366

3,425	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA	3,792,914

1,145	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.125%, 10/01/16	No Opt. Call	A–	1,206,464

12,035	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	13,552,853

2,000	Okeechobee County, Florida, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 2.250%, 7/01/21 (Mandatory put 7/01/16)	No Opt. Call	A–	2,046,920

2,060	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1986, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A (4)	2,378,517

5,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,856,650

3,960	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	4,212,252

	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
550	5.000%, 9/01/20	No Opt. Call	A+	635,102
500	5.000%, 9/01/22	No Opt. Call	A+	586,705
500	5.000%, 9/01/23	No Opt. Call	A+	588,440

2,275	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	2,542,404

3,060	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/19	No Opt. Call	AA–	3,493,847

5,730	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	7,050,077

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
$425	3.000%, 9/01/15	No Opt. Call	A+	$428,770
495	4.000%, 9/01/17	No Opt. Call	A+	529,269
1,045	5.000%, 9/01/18	No Opt. Call	A+	1,169,209
3,475	5.000%, 9/01/19	No Opt. Call	A+	3,967,373
865	5.000%, 9/01/20	No Opt. Call	A+	1,001,220
680	5.000%, 9/01/21	No Opt. Call	A+	793,907

545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	BBB+	630,658

110	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	80,748

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	203,466

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	50,993

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	2

5	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	5,054

120	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	119,525

460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	283,723

280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	5/18 at 100.00	N/R	146,101

305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40	5/18 at 100.00	N/R	3

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA	3,277,411
175,405	Total Florida			191,583,825

	Georgia – 2.3%

2,490	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Subordinate Lien Series 2010B, 5.000%, 1/01/19	No Opt. Call	A1	2,830,557

2,130	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/23	No Opt. Call	AA–	2,588,014

8,910	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	9,010,594

17,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Second Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	17,191,929

3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 2.200%, 10/01/32 (Mandatory put 4/02/19)	No Opt. Call	A+	3,060,660

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 1.875%, 4/01/33 (Mandatory put 10/01/19)	No Opt. Call	A–	2,996,790

Nuveen Investments	145

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,450	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009, 5.000%, 4/01/17	No Opt. Call	AAA	$1,571,438

500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 4.000%, 10/01/15	No Opt. Call	Aa3	508,100

1,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution, Refunding Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,799,670

1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2	1,040,110

155	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – NPFG Insured	No Opt. Call	AA–	167,769

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA	2,299,270

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA	13,236,079

10,215	Gwinnett County School District, Georgia, General Obligation Bonds, Sales Tax Series 2012A, 4.000%, 10/01/16	No Opt. Call	AAA	10,738,620

105	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2	114,431

7,630	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A+	8,494,784

	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U:
3,710	5.000%, 10/01/18	No Opt. Call	AA–	4,186,179
2,905	5.000%, 10/01/19	No Opt. Call	AA–	3,351,586

	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C:
500	5.000%, 10/01/17	No Opt. Call	Baa2	544,100
580	5.000%, 10/01/20	No Opt. Call	Baa2	668,369

3,315	Richmond County Board of Education, Georgia, General Obligation Bonds, Sales Tax Series 2012, 5.000%, 10/01/15	No Opt. Call	AA+	3,382,593
83,640	Total Georgia			89,781,642

	Hawaii – 1.0%

6,415	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA	7,295,844

4,500	Hawaii State, General Obligation Bonds, Series 2012EE, 5.000%, 11/01/20	No Opt. Call	AA	5,334,030

8,290	Hawaii State, General Obligation Bonds, Series 2012EF, 5.000%, 11/01/20	No Opt. Call	AA	9,826,469

10,070	Hawaii State, General Obligation Bonds, Series 2013EH, 5.000%, 8/01/21	No Opt. Call	AA	12,050,768

2,145	Hawaii State, Highway Revenue Bonds, Series 2011A, 4.000%, 1/01/16	No Opt. Call	AA+	2,200,084

2,355	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2015B, 5.000%, 10/01/18	No Opt. Call	Aa1	2,665,318
33,775	Total Hawaii			39,372,513

	Illinois – 9.8%

1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	1,398,422

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	AA	1,022,140

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–	$1,304,304

4,020	Chicago, Illinois, General Obligation Bonds, Modern Schools Across Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	12/16 at 100.00	A+	4,126,530

2,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	AA	2,328,600

7,195	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	7,873,129

4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	5,488,198

3,315	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA	3,685,551

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA	3,881,860
3,000	5.000%, 11/15/33	11/22 at 100.00	AA	3,295,980

720	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	Aaa	749,153

502	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA	520,047

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,545	5.000%, 12/01/20	No Opt. Call	AA–	1,822,111
1,665	5.000%, 12/01/21	No Opt. Call	AA–	1,985,346
1,665	5.000%, 12/01/22	No Opt. Call	AA–	2,005,925

11,620	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	13,981,764

10,330	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2013A, 1.875%, 11/15/39 (Mandatory put 3/01/19)	No Opt. Call	AA+	10,429,477

1,175	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A1	1,243,479

10,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 1.650%, 7/01/25 (Mandatory put 2/01/19)	No Opt. Call	AA+	10,020,600

13,200	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 2004B2, 1.100%, 7/01/36 (Mandatory put 2/15/18)	No Opt. Call	AA+	13,135,980

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.550%, 11/01/38 (Mandatory put 11/01/17)	No Opt. Call	A	11,298,982

1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AA	1,165,860

890	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.000%, 1/01/20 – AGM Insured	4/18 at 100.00	A2	978,769

950	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Series 2010, 5.000%, 2/15/21	2/20 at 100.00	A2	1,082,620

10,000	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory put 4/29/22)	No Opt. Call	Aa2	9,999,400

Nuveen Investments	147

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012:
$1,090	5.000%, 9/01/18	No Opt. Call	BBB	$1,194,182
905	5.000%, 9/01/19	No Opt. Call	BBB	999,935
8,665	5.000%, 9/01/27	9/22 at 100.00	BBB	9,321,980

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
125	5.000%, 9/01/19	No Opt. Call	BBB	138,113
325	5.000%, 9/01/20	No Opt. Call	BBB	363,184
350	5.000%, 9/01/21	No Opt. Call	BBB	393,505
865	5.000%, 9/01/25	9/24 at 100.00	BBB	967,407

2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	2,258,660

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A:
1,580	5.000%, 7/01/17	No Opt. Call	A+	1,716,338
1,175	5.000%, 7/01/18	No Opt. Call	A+	1,302,958

1,200	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.000%, 5/15/17	No Opt. Call	AA–	1,298,892

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A:
1,155	5.000%, 11/15/17	No Opt. Call	A+	1,271,505
1,000	5.000%, 11/15/18	No Opt. Call	A+	1,128,310
1,000	5.000%, 11/15/20	No Opt. Call	A+	1,170,790

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005:
1,175	5.000%, 8/15/15 (ETM)	No Opt. Call	AA (4)	1,191,403
1,000	5.000%, 8/15/16 – AGC Insured (ETM)	No Opt. Call	AA (4)	1,059,210
875	5.000%, 8/15/18 (ETM)	No Opt. Call	AA (4)	986,458
355	5.250%, 8/15/19 (ETM)	No Opt. Call	AA (4)	413,792

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/16	No Opt. Call	AA	2,078,700

	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A:
1,000	5.000%, 10/01/19	No Opt. Call	AA+	1,154,200
2,000	5.000%, 10/01/20	No Opt. Call	AA+	2,359,020

5,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,883,300

2,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	2,593,859

	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
3,000	5.000%, 2/01/18	No Opt. Call	A1	3,316,140
3,000	5.000%, 2/01/19	No Opt. Call	A1	3,389,070
4,000	5.000%, 2/01/20	No Opt. Call	A1	4,601,080
10,820	5.000%, 2/01/21	No Opt. Call	A1	12,593,831
5,000	5.000%, 2/01/22	No Opt. Call	A1	5,866,700

3,225	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2006, 5.000%, 2/01/22 (Pre-refunded 2/01/16) – NPFG Insured	2/16 at 100.00	AA– (4)	3,338,101

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	AA–	3,111,840

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
$2,555	5.000%, 6/15/18	12/16 at 100.00	AA+	$2,740,008
3,085	5.000%, 12/15/18	6/16 at 100.00	AA+	3,250,078
1,720	5.000%, 6/15/19	6/15 at 100.00	AA+	1,730,526

	Illinois State, General Obligation Bonds, February Series 2014:
655	5.000%, 2/01/19	No Opt. Call	A–	720,140
1,350	5.000%, 2/01/20	No Opt. Call	A–	1,492,115
3,500	5.000%, 2/01/21	No Opt. Call	A–	3,896,970
4,050	5.000%, 2/01/22	No Opt. Call	A–	4,549,244

620	Illinois State, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.500%, 8/01/15 – NPFG Insured	No Opt. Call	AA–	627,626

3,570	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/16	No Opt. Call	A–	3,668,889

	Illinois State, General Obligation Bonds, Refunding Series 2007B:
1,525	5.000%, 1/01/16	No Opt. Call	A–	1,567,243
1,115	5.250%, 1/01/20	No Opt. Call	A–	1,243,058

355	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A–	365,913

	Illinois State, General Obligation Bonds, Refunding Series 2010:
1,505	5.000%, 1/01/16	No Opt. Call	A–	1,546,689
5,045	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA	5,365,156
525	5.000%, 1/01/17	No Opt. Call	A–	556,967
4,995	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	5,436,958
22,035	5.000%, 1/01/18	No Opt. Call	A–	23,846,276
6,745	5.000%, 1/01/24	1/20 at 100.00	A–	7,213,036

	Illinois State, General Obligation Bonds, Refunding Series 2012:
5,000	5.000%, 8/01/16	No Opt. Call	A–	5,250,600
5,170	5.000%, 8/01/19	No Opt. Call	A–	5,719,674
4,055	5.000%, 8/01/20	No Opt. Call	A–	4,513,296

6,975	Illinois State, General Obligation Bonds, Series 2003A, 5.000%, 10/01/19	7/15 at 100.00	A–	7,003,040

560	Illinois State, General Obligation Bonds, Series 2003, 5.000%, 6/01/19 – NPFG Insured	7/15 at 100.00	AA–	562,167

10	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22	7/15 at 100.00	A–	10,038

2,000	Illinois State, General Obligation Bonds, Series 2005, 5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA	2,028,100

	Illinois State, General Obligation Bonds, Series 2006A:
1,060	5.000%, 6/01/17	No Opt. Call	A–	1,136,278
6,400	5.000%, 6/01/23	12/16 at 100.00	A–	6,710,528

	Illinois State, General Obligation Bonds, Series 2006:
4,110	5.000%, 1/01/16	No Opt. Call	A–	4,223,847
1,005	5.000%, 1/01/17	1/16 at 100.00	A–	1,031,120
2,550	5.000%, 1/01/19 – NPFG Insured	1/16 at 100.00	AA–	2,612,985

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA	1,066,340

	Illinois State, General Obligation Bonds, Series 2013:
1,500	5.000%, 7/01/17	No Opt. Call	A–	1,610,955
3,565	5.000%, 7/01/21	No Opt. Call	A–	3,988,237
2,520	5.500%, 7/01/25	7/23 at 100.00	A–	2,875,295

2,030	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010, 5.000%, 6/15/16	No Opt. Call	AAA	2,136,108

	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013:
4,370	5.000%, 6/15/18	No Opt. Call	AAA	4,866,694
6,000	5.000%, 6/15/19	No Opt. Call	AAA	6,825,780

Nuveen Investments	149

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001:
$430	5.500%, 5/01/15 – AGM Insured	No Opt. Call	A2	$430,060
1,170	5.375%, 4/01/16 – NPFG Insured	No Opt. Call	AA–	1,217,993

	Kane, Cook and DuPage Counties School District 46, Elgin, Illinois, General Obligation Bonds, Refunding Series 2015C:
1,000	4.000%, 1/01/18	No Opt. Call	AA–	1,077,990
1,250	5.000%, 1/01/19	No Opt. Call	AA–	1,412,300

1,360	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A, 0.631%, 12/15/16	No Opt. Call	AAA	1,359,728

1,900	Peroia Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	1,407,045

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
290	5.000%, 6/01/15	No Opt. Call	A	291,151
5,115	5.000%, 6/01/16	No Opt. Call	A	5,359,190
7,590	5.000%, 6/01/17	No Opt. Call	A	8,205,018
5,400	5.000%, 6/01/18	No Opt. Call	A	5,981,310
10,095	5.000%, 6/01/19	No Opt. Call	A	11,412,296
5,185	5.250%, 6/01/20	No Opt. Call	A	6,000,756
20	5.250%, 6/01/21	No Opt. Call	A	23,491

4,980	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	5,797,567

5,515	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	6,263,661

2,365	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/19	No Opt. Call	A+	2,591,874

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
1,090	5.750%, 6/01/26	6/18 at 100.00	AA	1,232,528
1,035	5.750%, 6/01/27	6/18 at 100.00	AA	1,168,329
357,947	Total Illinois			387,506,951

	Indiana – 4.3%

1,855	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	1,884,680

	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Refunding Series 2015D:
1,035	5.000%, 1/15/17	No Opt. Call	AA+	1,109,882
1,190	5.000%, 1/15/18	No Opt. Call	AA+	1,313,796
1,250	5.000%, 7/15/18	No Opt. Call	AA+	1,397,788
2,250	5.000%, 1/15/19	No Opt. Call	AA+	2,540,183
2,000	5.000%, 1/15/20	No Opt. Call	AA+	2,301,560
1,000	5.000%, 7/15/20	No Opt. Call	AA+	1,160,980

570	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB–	580,881

6,800	Indiana Finance Authority, Environmental Improvement Revenue Bonds, Southern Indiana Gas & Electric Company, Refunding Series 2013D, 1.950%, 3/01/24 (Mandatory put 9/14/17)	No Opt. Call	Aa3	6,869,360

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Hospital Revenue Bonds, Beacon Health System Obligated Group, Series 2013A:
$500	5.000%, 8/15/16	No Opt. Call	AA–	$529,100
635	5.000%, 8/15/18	No Opt. Call	AA–	711,556

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,445	5.000%, 3/01/19	No Opt. Call	BBB	1,587,925
2,115	5.000%, 3/01/20	No Opt. Call	BBB	2,363,111

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,025	4.000%, 10/01/20	No Opt. Call	BBB+	1,114,380
435	4.000%, 10/01/21	No Opt. Call	BBB+	473,337
105	5.000%, 10/01/23	No Opt. Call	BBB+	121,683

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A:
850	5.000%, 5/01/19	No Opt. Call	A+	958,868
750	5.000%, 5/01/20	No Opt. Call	A+	861,435
2,000	5.000%, 5/01/21	No Opt. Call	A+	2,322,120

7,070	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	7,520,500

12,020	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011C, 3.000%, 10/01/16	No Opt. Call	AA–	12,426,155

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
725	4.000%, 10/01/16	No Opt. Call	AA	761,424
370	5.000%, 10/01/17	No Opt. Call	AA	407,155
410	5.000%, 10/01/18	No Opt. Call	AA	462,181
335	5.000%, 10/01/19	No Opt. Call	AA	386,111
750	5.000%, 10/01/20	No Opt. Call	AA	878,768

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
1,400	5.000%, 10/01/18	No Opt. Call	AA	1,578,178
1,400	5.000%, 10/01/19	No Opt. Call	AA	1,613,598
680	5.000%, 10/01/20	No Opt. Call	AA	796,749
550	5.000%, 10/01/23	No Opt. Call	AA	662,371
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,211,670
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,152,602
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,466,722
800	5.000%, 10/01/27	10/24 at 100.00	AA	937,768

11,165	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	AA+	11,765,118

5,225	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2012A-2, 1.600%, 11/15/36 (Mandatory put 2/01/17)	No Opt. Call	AA+	5,300,815

260	Indiana State University Board of Trustees, Indiana State University, Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA–	288,787

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	3,492,510

4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/16 – AGC Insured	No Opt. Call	AA	4,384,966

Nuveen Investments	151

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
$1,150	5.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	$1,188,456
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,880,384
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	AA–	4,289,736

8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	9,639,760

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
260	3.000%, 10/01/16	No Opt. Call	A	268,785
250	4.000%, 10/01/17	No Opt. Call	A	267,973
300	4.000%, 10/01/18	No Opt. Call	A	326,106
200	5.000%, 10/01/19	No Opt. Call	A	228,714
350	5.000%, 10/01/20	No Opt. Call	A	406,056
450	5.000%, 10/01/21	No Opt. Call	A	527,027
450	5.000%, 10/01/22	No Opt. Call	A	532,517
600	5.000%, 10/01/23	No Opt. Call	A	711,486
420	5.000%, 10/01/24	No Opt. Call	A	499,859
500	5.000%, 10/01/25	10/24 at 100.00	A	592,785
725	5.000%, 10/01/26	10/24 at 100.00	A	850,345

3,175	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2014, 5.000%, 1/15/18	No Opt. Call	AA+	3,519,773

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	AA–	4,339,570

6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	Baa1	6,787,099

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
355	3.000%, 4/01/16	No Opt. Call	Baa1	361,646
880	4.000%, 4/01/17	No Opt. Call	Baa1	924,299
400	4.000%, 4/01/18	No Opt. Call	Baa1	426,448
550	3.000%, 4/01/19	No Opt. Call	Baa1	573,914

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
880	4.000%, 8/01/15	No Opt. Call	N/R	884,506
900	4.000%, 2/01/16	No Opt. Call	N/R	911,880
915	4.000%, 8/01/16	No Opt. Call	N/R	933,712

1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,168,390

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
250	4.000%, 2/01/18	No Opt. Call	A	268,528
520	4.000%, 2/01/19	No Opt. Call	A	565,989
600	5.000%, 2/01/20	No Opt. Call	A	686,346
640	5.000%, 2/01/21	No Opt. Call	A	740,397
1,595	4.000%, 2/01/24	No Opt. Call	A	1,758,663

32,085	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)	No Opt. Call	A	32,217,831

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Refunding Series 2014B:
$2,000	3.000%, 7/15/19	No Opt. Call	AA–	$2,144,080
1,195	4.000%, 1/15/20	No Opt. Call	AA–	1,332,807
160,035	Total Indiana			171,452,640

	Iowa – 0.5%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,150	4.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	1,231,190
1,330	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	1,488,483
1,380	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	1,568,936
1,245	5.000%, 1/01/22 – AGM Insured	1/21 at 100.00	AA	1,417,706

7,645	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	8,274,948

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,945	5.000%, 6/01/17	No Opt. Call	AA	2,120,361
3,240	5.000%, 6/01/18	No Opt. Call	AA	3,641,987
17,935	Total Iowa			19,743,611

	Kansas – 0.9%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
4,710	5.000%, 9/01/16	No Opt. Call	AAA	5,002,256
6,050	5.000%, 9/01/17	No Opt. Call	AAA	6,650,100

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,245	5.000%, 1/01/20	No Opt. Call	AA–	1,432,273
1,475	5.000%, 1/01/23	1/20 at 100.00	AA–	1,703,330

	Saline County Unified School District 305, Kansas, General Obligation Bonds, Refunding & Improvement Series 2014:
3,760	5.000%, 9/01/20	No Opt. Call	Aa2	4,438,642
5,000	5.000%, 9/01/21	No Opt. Call	Aa2	5,994,750

	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	6/18 at 102.00	AA–	2,523,582
2,945	5.000%, 6/01/26 – NPFG Insured	6/18 at 102.00	AA–	3,310,445

	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
600	4.000%, 9/01/18	No Opt. Call	A+	653,040
2,000	5.000%, 9/01/20	No Opt. Call	A+	2,333,020

3,300	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	2,390,421
33,330	Total Kansas			36,431,859

	Kentucky – 1.7%

8,945	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	9,722,947

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3	4,171,350

Nuveen Investments	153

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA	$16,657,968

3,580	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A	3,609,392

4,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18)	No Opt. Call	A1	4,482,495

15,360	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	15,549,541

2,015	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	2,056,670

1,550	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 5.250%, 3/01/19	No Opt. Call	A3	1,747,873

3,090	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	3,077,980

3,250	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 1.050%, 9/01/26 (Mandatory put 3/01/18)	No Opt. Call	A1	3,237,715

3,535	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A	4,116,614
64,900	Total Kentucky			68,430,545

	Louisiana – 3.9%

1,000	Bossier City, Louisiana, Utility Revenue Bonds, Refunding Series 2014, 4.000%, 10/01/20	No Opt. Call	AA–	1,120,640

7,555	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB	7,532,486

2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Road & Street Improvement, Refunding Series 2015, 5.000%, 8/01/22	No Opt. Call	AA–	2,548,162

9,805	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Variable Rate Demand Obligation Series 2011A, 0.628%, 2/01/46 (Mandatory put 8/01/18)	2/18 at 100.00	AA	9,833,631

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014:
2,500	5.000%, 7/15/19	No Opt. Call	A1	2,855,850
2,045	5.000%, 7/15/20	No Opt. Call	A1	2,377,006

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
190	5.000%, 6/01/16 – AMBAC Insured	No Opt. Call	A–	199,337
455	5.000%, 6/01/17 – AMBAC Insured	6/16 at 100.00	A–	477,286
800	5.000%, 6/01/18 – AMBAC Insured	6/16 at 100.00	A–	838,728

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015:
1,545	5.000%, 8/01/19	No Opt. Call	AA	1,771,157
2,235	5.000%, 8/01/24	No Opt. Call	AA	2,680,301

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$805	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	A+	$906,317

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,700	6.500%, 12/15/15 (5)	No Opt. Call	N/R	1,751,490
435	6.000%, 12/15/37	7/15 at 100.00	N/R	241,382

	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014:
1,775	5.000%, 6/01/19	No Opt. Call	Aa3	2,038,055
5,015	5.000%, 6/01/20	No Opt. Call	Aa3	5,865,343

	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc.-Student Housing Project, Refunding Series 2014:
585	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	682,993
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	682,283
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,700,187
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,846,997

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
585	5.000%, 7/01/18	No Opt. Call	A	652,761
1,555	5.000%, 7/01/19	No Opt. Call	A	1,772,793
1,100	5.000%, 7/01/20	No Opt. Call	A	1,278,310
7,245	5.000%, 7/01/26	7/23 at 100.00	A	8,438,976

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
15	5.000%, 5/01/19	No Opt. Call	Aa1	17,207
2,500	5.000%, 5/01/20	No Opt. Call	Aa1	2,930,775
3,610	5.000%, 5/01/21	No Opt. Call	Aa1	4,302,362

7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA	8,461,390

12,325	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19	No Opt. Call	Aa2	14,212,819

	Louisiana State, General Obligation Bonds, Series 2014A:
6,000	5.000%, 2/01/19	No Opt. Call	AA	6,833,220
6,000	5.000%, 2/01/20	No Opt. Call	AA	6,979,140

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
2,860	5.000%, 12/01/19	No Opt. Call	A–	3,244,413
2,500	5.000%, 12/01/20	No Opt. Call	A–	2,865,175
3,600	5.000%, 12/01/21	No Opt. Call	A–	4,148,424

7,130	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	8,093,049

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
500	4.000%, 6/01/16	No Opt. Call	A	518,310
1,750	5.000%, 6/01/17	No Opt. Call	A	1,894,778
1,000	5.000%, 6/01/18	No Opt. Call	A	1,108,610

1,100	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	BBB+	1,251,998

40	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 – AGM Insured	7/15 at 100.50	AA	40,361

4,690	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	5,092,730

2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	A+	2,710,739

Nuveen Investments	155

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
$1,710	5.000%, 7/01/21	No Opt. Call	A+	$1,976,794
1,680	5.000%, 7/01/22	No Opt. Call	A+	1,953,487

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A:
5,000	5.000%, 5/15/24	5/15 at 100.00	A	5,011,750
10,000	5.000%, 5/15/25	5/16 at 100.00	A	10,306,599
138,965	Total Louisiana			154,046,601

	Maine – 0.1%

	Augusta, Maine, General Obligation Bonds, Refunding Series 2015A:
615	5.000%, 12/01/18	No Opt. Call	AA	698,745
770	5.000%, 12/01/19	No Opt. Call	AA	894,809

3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15	No Opt. Call	A–	3,359,829
4,685	Total Maine			4,953,383

	Maryland – 2.4%

6,235	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Refunding Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	7,038,879

	Baltimore County, Maryland, General Obligation Bonds, Metroplitan District 77th Issue, Series 2014:
2,800	5.000%, 8/01/17	No Opt. Call	AAA	3,071,572
2,800	5.000%, 8/01/18	No Opt. Call	AAA	3,161,004

1,180	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Refunding Series 2013B, 5.000%, 10/15/15	No Opt. Call	AA	1,206,456

3,445	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AA (4)	3,767,659

1,500	Harford County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 3.000%, 6/01/15	No Opt. Call	AAA	1,503,750

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014:
6,190	5.000%, 7/01/18	No Opt. Call	BBB	6,883,466
4,000	5.000%, 7/01/19	No Opt. Call	BBB	4,554,160

	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2008:
5,120	5.000%, 7/15/16	No Opt. Call	AAA	5,410,918
5,790	5.000%, 7/15/17	No Opt. Call	AAA	6,342,424
5,130	5.000%, 7/15/18	No Opt. Call	AAA	5,784,793

13,815	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	15,275,106

200	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	207,936

10,100	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	10,580,860

9,975	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2014A, 5.000%, 11/01/18	No Opt. Call	AAA	11,332,497

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$5,000	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2011A, 5.000%, 7/01/19	No Opt. Call	AAA	$5,774,800

3,850	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2014, 5.000%, 6/01/18	No Opt. Call	AAA	4,327,015
87,130	Total Maryland			96,223,295

	Massachusetts – 1.2%

460	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	AA+	480,295

440	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2012L, 5.000%, 7/01/15	No Opt. Call	AA	443,696

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,015	5.000%, 11/15/15	No Opt. Call	AAA	2,068,236
2,175	5.000%, 11/15/16	No Opt. Call	AAA	2,327,663
1,535	5.000%, 11/15/17	No Opt. Call	AAA	1,699,245
1,000	5.000%, 11/15/18	No Opt. Call	AAA	1,137,160

10,410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA	10,984,527

	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
345	5.000%, 8/15/16 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	349,878
310	5.000%, 8/15/17 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	314,383
110	5.000%, 8/15/19 (Pre-refunded 8/15/15) – NPFG Insured	8/15 at 100.00	AA+ (4)	111,555
785	5.000%, 8/15/20 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	796,100
510	5.000%, 8/15/22 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	517,211
35	5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	35,495
435	5.000%, 8/15/24 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	441,151
815	5.000%, 8/15/25 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	826,524
345	5.000%, 8/15/26 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	349,878
25	5.000%, 8/15/27 (Pre-refunded 8/15/15) – NPFG Insured	8/15 at 100.00	AA+ (4)	25,354
465	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA (4)	471,575

12,900	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+	14,411,750

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA+	2,447,273
2,420	4.000%, 8/15/16	No Opt. Call	AA+	2,533,909
2,420	4.000%, 8/15/17	No Opt. Call	AA+	2,599,370
2,420	4.000%, 8/15/18	No Opt. Call	AA+	2,653,094
44,795	Total Massachusetts			48,025,322

	Michigan – 2.2%

1,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,649,340

Nuveen Investments	157

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2012:
$775	4.000%, 5/01/15	No Opt. Call	N/R	$775,078
1,000	5.000%, 5/01/16	No Opt. Call	AA–	1,044,990
1,000	4.000%, 5/01/17	No Opt. Call	AA–	1,061,740
1,780	4.000%, 5/01/18	No Opt. Call	AA–	1,926,405

1,700	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2013, 5.000%, 10/01/15	No Opt. Call	AAA	1,734,884

8,790	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/21	7/18 at 100.00	AAA	9,818,694

3,195	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+	3,524,500

10,010	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,140,029

18,530	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	18,916,720

2,505	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA	2,569,704

6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	6,977,795

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa2	1,831,819

2,000	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	2,063,020

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
1,100	4.000%, 5/01/19	No Opt. Call	Aa2	1,205,567
1,000	5.000%, 5/01/21	No Opt. Call	Aa2	1,171,400

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
765	5.000%, 5/01/19	No Opt. Call	Aa2	868,122
1,000	5.000%, 5/01/20	No Opt. Call	Aa2	1,155,040

2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A1	2,965,850

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa2	5,644,983

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,695,887
79,910	Total Michigan			85,741,567

	Minnesota – 1.1%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	811,089
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,854,569
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,935,777

5,075	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA	5,189,340

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A:
$1,350	4.000%, 1/01/17	No Opt. Call	A	$1,427,517
1,060	5.000%, 1/01/22	No Opt. Call	A	1,266,371
1,245	5.000%, 1/01/23	No Opt. Call	A	1,498,519
1,600	5.000%, 1/01/24	No Opt. Call	A	1,943,344

	Minnesota State, General Fund Appropriation Refunding Bonds, Series 2014A:
2,695	5.000%, 6/01/20	No Opt. Call	AA	3,164,604
4,000	5.000%, 6/01/21	No Opt. Call	AA	4,766,120

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
4,000	4.500%, 8/01/17	No Opt. Call	AA+	4,341,400
4,000	4.500%, 8/01/18	No Opt. Call	AA+	4,449,120

7,100	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/16 – AGC Insured	No Opt. Call	AA	7,326,916

885	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A–	1,058,283

2,800	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	A1	3,318,644
39,860	Total Minnesota			44,351,613

	Mississippi – 0.4%

11,500	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/01/18)	No Opt. Call	A	11,569,230

3,670	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	A–	4,238,300
15,170	Total Mississippi			15,807,530

	Missouri – 2.1%

50	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006, 4.500%, 12/01/31 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	53,151

1,100	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011, 6.500%, 6/01/25	No Opt. Call	N/R	1,113,695

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23	5/21 at 100.00	AAA	2,801,308
2,695	4.000%, 5/01/24	5/21 at 100.00	AAA	2,980,805

	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2010A:
3,740	5.000%, 1/01/17	No Opt. Call	Aaa	4,016,835
3,025	5.000%, 1/01/18	No Opt. Call	Aaa	3,351,367

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
550	5.000%, 5/01/19	No Opt. Call	BBB+	613,327
440	5.000%, 5/01/20	No Opt. Call	BBB+	494,591
1,000	5.000%, 5/01/21	No Opt. Call	BBB+	1,131,230
2,545	4.000%, 5/01/22	No Opt. Call	BBB+	2,729,080
1,320	5.000%, 5/01/23	No Opt. Call	BBB+	1,496,246

Nuveen Investments	159

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/19	2/17 at 100.00	BBB+	$1,051,400

	Missouri Highways and Transportation Commission, State Road Revenue Bonds, Refunding Second Lien Series 2014B:
10,000	5.000%, 5/01/18	No Opt. Call	AAA	11,213,200
3,000	5.000%, 5/01/21	No Opt. Call	AAA	3,602,610

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,285	5.000%, 1/01/25	No Opt. Call	A–	2,731,695
5,000	5.000%, 1/01/26	1/25 at 100.00	A–	5,902,750

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013:
505	4.000%, 7/01/15	No Opt. Call	A–	508,212
530	5.000%, 7/01/16	No Opt. Call	A–	557,518
715	5.000%, 7/01/17	No Opt. Call	A–	779,772
765	5.000%, 7/01/18	No Opt. Call	A–	855,637

8,825	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/17	No Opt. Call	BBB+	9,455,988

750	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Refunding Series 2014B, 4.000%, 3/01/18	No Opt. Call	AA+	814,013

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
8,185	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	9,014,386
11,995	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	13,602,209

1,725	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	1,883,234
74,265	Total Missouri			82,754,259

	Nebraska – 1.3%

4,390	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	BBB+	5,051,266

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
375	4.000%, 6/15/15	No Opt. Call	AA–	376,718
500	4.000%, 6/15/16	No Opt. Call	AA–	519,610
750	4.000%, 6/15/17	No Opt. Call	AA–	799,313
600	4.000%, 6/15/18	No Opt. Call	AA–	652,314
800	5.000%, 6/15/19	No Opt. Call	AA–	913,200

	Douglas County School District 17 Millard, Nebraska, General Obligation Bonds, Refunding Series 2014:
3,050	3.000%, 6/15/16	No Opt. Call	Aa1	3,143,117
6,600	4.000%, 6/15/17	No Opt. Call	Aa1	7,062,858

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Refunding Series 2009:
1,915	3.000%, 1/15/16	No Opt. Call	AAA	1,951,883
3,475	3.000%, 1/15/17	No Opt. Call	AAA	3,615,390
3,220	3.000%, 1/15/18	No Opt. Call	AAA	3,396,037
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,677,903

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	No Opt. Call	A–	$985,530

1,700	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/24	1/22 at 100.00	A1	1,993,726

	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A:
6,245	5.000%, 1/01/18 (WI/DD, Settling 5/28/15)	No Opt. Call	A2	6,875,183
2,125	5.000%, 1/01/19 (WI/DD, Settling 5/28/15)	No Opt. Call	A2	2,386,290
2,500	5.000%, 1/01/20 (WI/DD, Settling 5/28/15)	No Opt. Call	A2	2,850,675

3,000	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,580,350

3,045	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	3,052,734
47,810	Total Nebraska			51,884,097

	Nevada – 0.5%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,152,200
2,000	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A	2,318,300

1,685	Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Series 2006, 5.000%, 11/01/21 – AMBAC Insured	11/16 at 100.00	Aa1	1,802,579

2,625	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2010F-1, 5.000%, 7/01/15	No Opt. Call	A+	2,646,499

5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	5,895,000

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
315	3.000%, 6/01/16	No Opt. Call	N/R	317,180
950	3.000%, 6/01/17	No Opt. Call	N/R	955,349
180	4.000%, 6/01/18	No Opt. Call	N/R	185,488

2,825	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AAA	2,905,739
16,580	Total Nevada			18,178,334

	New Hampshire – 0.1%

5,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Series 2010A, 4.500%, 7/01/27 (Mandatory put 7/01/15) (Alternative Minimum Tax)	No Opt. Call	Baa1	5,025,750

	New Jersey – 4.5%

505	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB	509,116

245	Bergen County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Bergen County Guaranteed, Series 2014B, 5.000%, 2/15/19	No Opt. Call	Aaa	279,650

3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	3,903,654

Nuveen Investments	161

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
$1,000	5.000%, 11/01/16 – AGM Insured	No Opt. Call	AA	$1,063,070
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,634,295
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	1,051,689

345	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	366,166

5	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	5,360

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
650	5.375%, 6/15/15 (ETM)	No Opt. Call	Aaa	654,199
1,095	5.375%, 6/15/15 – RAAI Insured (ETM)	No Opt. Call	Aaa	1,102,074
1,430	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	1,512,683

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
4,150	5.000%, 6/15/15	No Opt. Call	BBB+	4,174,070
4,250	5.000%, 6/15/16	No Opt. Call	BBB+	4,447,498
6,565	5.000%, 6/15/17	No Opt. Call	BBB+	7,060,067
8,510	5.000%, 6/15/18	No Opt. Call	BBB+	9,355,469
5,250	5.000%, 6/15/19	No Opt. Call	BBB+	5,878,898
245	4.000%, 6/15/19	No Opt. Call	BBB+	264,688
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	12,193,954
2,810	5.000%, 6/15/21	No Opt. Call	BBB+	3,208,655
1,370	5.000%, 6/15/22	No Opt. Call	BBB+	1,576,706
520	5.000%, 6/15/22	No Opt. Call	AA	605,259
6,500	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,402,200
4,500	5.000%, 6/15/24	6/22 at 100.00	BBB+	5,068,845
8,570	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,594,029
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,667,980
685	4.250%, 6/15/27	6/22 at 100.00	BBB+	713,537

3,260	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA	3,534,036

330	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	412,355

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BB+	4,327,676
4,260	5.000%, 7/01/19	No Opt. Call	BB+	4,587,935

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	464,247

10,000	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/18	No Opt. Call	A	11,165,099

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	Aaa	5,031,450

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,070	5.000%, 12/15/17	No Opt. Call	A–	5,487,210
9,750	5.000%, 12/15/18	No Opt. Call	A–	10,678,589

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
$2,290	6.500%, 1/01/16	No Opt. Call	A3	$2,384,302
5	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	5,206
860	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	895,415

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
1,425	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	1,484,779
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	10,420
460	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	479,297
125	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	130,253
245	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	255,278
335	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AA (4)	349,053
185	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	192,761
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	10,420
165	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	171,922

6,005	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	6,798,501

	Parsippany-Troy Hills Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Refunding Series 2014:
205	5.000%, 8/15/22	No Opt. Call	AA	247,732
500	5.000%, 8/15/23	No Opt. Call	AA	608,655

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,253,948

1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2	2,071,484

4,215	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	4,785,964

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
4,340	3.000%, 1/01/18	No Opt. Call	A3	4,525,926
4,850	3.000%, 1/01/19	No Opt. Call	A3	5,073,294

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
5,660	5.000%, 6/01/15	No Opt. Call	Aaa	5,681,678
140	5.000%, 6/01/17	No Opt. Call	Aa1	150,475
4,610	4.500%, 6/01/23	6/17 at 100.00	BB	4,618,943
2,065	4.625%, 6/01/26	6/17 at 100.00	B+	1,994,501
166,115	Total New Jersey			180,162,615

	New Mexico – 1.8%

3,470	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding & Improvement Senior Lien Series 2015, 5.000%, 7/01/18	No Opt. Call	AA+	3,900,766

1,100	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 7/01/19	No Opt. Call	AA	1,264,637

	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Four Corners Project, Series 2005B:
7,285	1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	7,267,079
10,000	1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	A+	9,975,400

Nuveen Investments	163

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$15,340	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	$17,425,932

	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
845	4.000%, 6/15/18	No Opt. Call	A+	915,515
1,340	5.000%, 6/15/19	No Opt. Call	A+	1,523,379
1,305	5.000%, 6/15/20	No Opt. Call	A+	1,507,719
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,701,855
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,777,693
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,850,362
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,928,859
1,690	5.000%, 6/15/25	No Opt. Call	A+	2,014,734
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,075,920

14,955	State of New Mexico, State Severance Tax Revenue Bonds, Series 2014A, 5.000%, 7/01/23	7/19 at 100.00	Aa1	17,096,556
65,245	Total New Mexico			72,226,406

	New York – 10.2%

500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/22	No Opt. Call	A+	593,895

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	7/15 at 100.00	AA–	501,975

1,585	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA	1,828,662

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	5,799

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,489,488

325	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A–	387,608

12,195	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	14,741,559

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	6,058

3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	3,973,252

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
890	0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA	884,509
400	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	372,660
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	456,671
450	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	386,501
1,270	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,043,013

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
5,915	5.000%, 12/01/16 – AGM Insured	6/16 at 100.00	AA	6,199,807
870	4.250%, 12/01/16 – AGM Insured	No Opt. Call	AA	903,608
1,095	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	1,134,343
240	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	250,176

164	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D:
$610	5.000%, 9/01/17 – NPFG Insured	9/16 at 100.00	AA–	$645,728
85	5.000%, 9/01/20 – NPFG Insured	9/16 at 100.00	AA–	89,867
520	5.000%, 9/01/23 – NPFG Insured	9/16 at 100.00	AA–	547,695

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
5,175	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	AA–	5,528,763
3,805	5.000%, 12/01/17	12/16 at 100.00	A–	4,077,058
2,280	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	AA–	2,435,108
13,015	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	AA–	13,900,410
205	5.000%, 12/01/20 – NPFG Insured	12/16 at 100.00	AA–	218,676
1,100	5.000%, 12/01/21 – FGIC Insured	12/16 at 100.00	AA–	1,171,940
1,035	5.000%, 12/01/21 – NPFG Insured	12/16 at 100.00	AA–	1,102,689
715	5.000%, 12/01/21 – AGM Insured	12/16 at 100.00	AA	763,170
4,510	5.000%, 12/01/22 – FGIC Insured	12/16 at 100.00	AA–	4,804,954
200	5.000%, 12/01/22	12/16 at 100.00	A–	213,080
20	4.125%, 12/01/22 – FGIC Insured	12/16 at 100.00	AA–	20,987

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
585	5.000%, 4/01/18	No Opt. Call	A–	646,899
3,715	5.000%, 4/01/19	No Opt. Call	A–	4,199,027
1,250	5.500%, 4/01/22	4/19 at 100.00	A–	1,414,000

420	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/15 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	420,055

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
2,620	5.000%, 5/01/15 – NPFG Insured	No Opt. Call	A3	2,620,341
885	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	AA–	924,816
8,860	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	9,588,735
3,000	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	3,194,490
730	5.000%, 5/01/19 – NPFG Insured	11/16 at 100.00	AA–	776,881

1,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/16	No Opt. Call	A–	1,149,005

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	1,158,950

5,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 5.000%, 11/15/20	No Opt. Call	AA	6,503,530

3,985	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012-B2, 5.000%, 11/15/21	No Opt. Call	AA–	4,737,527

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H:
5,135	5.000%, 11/15/20	No Opt. Call	AA–	6,034,652
5,790	4.000%, 11/15/22	No Opt. Call	AA–	6,556,307

1,290	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.000%, 11/15/19	No Opt. Call	AA–	1,491,511

Nuveen Investments	165

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
$2,000	5.000%, 7/01/23	No Opt. Call	BBB+	$2,360,880
1,000	5.000%, 7/01/24	No Opt. Call	BBB+	1,184,350
625	5.000%, 7/01/25	7/24 at 100.00	BBB+	730,000
1,000	5.000%, 7/01/26	7/24 at 100.00	BBB+	1,155,800
1,500	5.000%, 7/01/27	7/24 at 100.00	BBB+	1,717,545

10,150	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA	11,099,330

16,720	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/19	No Opt. Call	AA	19,178,843

30,510	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/18	No Opt. Call	AA	34,311,241

12,380	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	AA–	12,338,527

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	AA–	7,543,656

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	AA–	2,084,080

2,190	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Refunding Series 2013, 2.750%, 7/01/17	No Opt. Call	A–	2,257,693

52,900	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	60,203,902

3,080	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/19 – AMBAC Insured	10/15 at 100.00	AA+	3,141,877

475	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/19 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R (4)	484,605

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA	5,171,850
5,000	4.000%, 4/01/17	No Opt. Call	AA	5,318,050
6,845	5.000%, 4/01/18	No Opt. Call	AA	7,625,604

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
5,560	5.000%, 6/01/16	No Opt. Call	AA	5,845,395
1,600	5.000%, 6/01/17	No Opt. Call	AA	1,743,904
2,800	5.000%, 6/01/18	No Opt. Call	AA	3,135,244

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013A:
4,370	5.000%, 6/01/20	6/16 at 100.00	AA	4,595,448
3,360	5.000%, 6/01/21	6/16 at 100.00	AA	3,531,293

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
5,000	5.000%, 6/01/19	6/15 at 100.00	AA	5,020,700
2,090	5.000%, 6/01/20	6/15 at 100.00	AA	2,098,653
3,105	5.000%, 6/01/20	6/16 at 100.00	AA	3,264,845
14,250	5.000%, 6/01/21	6/16 at 100.00	AA	14,976,464
1,545	5.000%, 6/01/21	6/17 at 100.00	AA	1,681,238
6,230	5.000%, 6/01/22	6/17 at 100.00	AA	6,779,361

166	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A-1, 5.000%, 1/01/17	No Opt. Call	AA	$10,743,600

3,145	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1, 5.000%, 12/15/16	No Opt. Call	AAA	3,378,611

8,085	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	9,184,722

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	BBB+	584,000
500	5.000%, 7/01/27	7/24 at 100.00	BBB+	572,515

16,120	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2012B, 4.000%, 11/15/20	No Opt. Call	AA–	18,303,614

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,570	4.750%, 6/01/22	6/16 at 100.00	BBB–	1,581,508
3,640	5.000%, 6/01/26	6/16 at 100.00	BB–	3,658,673

	Yonkers, New York, General Obligation Bonds, Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,507,320
2,510	3.000%, 8/15/23	No Opt. Call	A	2,530,482
369,480	Total New York			405,721,858

	North Carolina – 1.0%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	AA	3,120,510
2,035	5.000%, 3/01/17	No Opt. Call	AA	2,199,184
2,105	5.000%, 3/01/18	No Opt. Call	AA	2,349,096

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009:
5,500	5.000%, 3/01/16	No Opt. Call	AA+	5,716,150
3,050	5.000%, 3/01/18	No Opt. Call	AA+	3,390,045

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/15	No Opt. Call	AAA	1,503,750
1,500	3.000%, 6/01/16	No Opt. Call	AAA	1,544,595
765	3.000%, 6/01/17	No Opt. Call	AAA	801,995

	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008:
3,290	3.500%, 2/15/16 – AGC Insured	No Opt. Call	AA	3,372,053
2,885	4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA	3,056,744

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,146,680
5,195	5.000%, 5/01/20	5/19 at 100.00	AA+	5,958,457

3,555	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A, 5.000%, 5/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	AA+ (4)	4,078,189

495	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2012, 3.000%, 6/01/15 – AGM Insured	No Opt. Call	AA+	496,238

235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	275,225
36,110	Total North Carolina			39,008,911

Nuveen Investments	167

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.5%

$300	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (4)	$356,688

100	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	119,736

3,745	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	A–	4,069,617

1,000	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/18	7/16 at 100.00	BBB–	1,034,560

1,130	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2012C, 3.000%, 5/01/17	No Opt. Call	Aa3	1,176,240

	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014:
450	4.000%, 5/01/15	No Opt. Call	N/R	450,045
800	4.000%, 5/01/16	No Opt. Call	A	826,336
800	4.000%, 5/01/17	No Opt. Call	A	846,928
800	4.000%, 5/01/18	No Opt. Call	A	863,008
725	4.000%, 5/01/19	No Opt. Call	A	792,606
800	4.000%, 5/01/20	No Opt. Call	A	881,304
800	4.000%, 5/01/21	No Opt. Call	A	886,288

310	Williston, North Dakota, Limited Obligation Bonds, Certificates of Indebtedness, Series 2013A, 2.500%, 11/01/15	7/15 at 100.00	N/R	310,298

6,035	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 4.000%, 5/01/20 – AGM Insured	5/17 at 100.00	AA	6,381,831
17,795	Total North Dakota			18,995,485

	Ohio – 4.5%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	A1	2,353,460
2,655	5.000%, 11/15/22	5/22 at 100.00	A1	3,113,173

2,650	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	2,856,197

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
9,515	5.000%, 6/01/15	No Opt. Call	Aaa	9,546,970
6,680	5.000%, 6/01/16	No Opt. Call	Aa1	6,945,730
3,495	5.000%, 6/01/17	No Opt. Call	A1	3,745,487

20,765	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	17,715,451

3,220	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	3,523,517

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA	1,699,041
1,540	5.000%, 12/01/20	12/19 at 100.00	AA	1,765,826
1,620	5.000%, 12/01/21	12/19 at 100.00	AA	1,851,028

	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014:
4,650	5.000%, 12/01/17	No Opt. Call	AA–	5,127,974
5,515	5.000%, 12/01/20	No Opt. Call	AA–	6,442,899

168	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
$500	4.000%, 6/15/17	No Opt. Call	Baa2	$524,295
1,015	5.000%, 6/15/19	No Opt. Call	Baa2	1,115,181
1,000	5.000%, 6/15/21	No Opt. Call	Baa2	1,116,000

1,000	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/23	No Opt. Call	Aaa	1,215,480

	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Medical Center, Refunding Series 2014S:
1,150	5.000%, 5/15/21	No Opt. Call	AA	1,360,646
275	5.000%, 5/15/22	No Opt. Call	AA	327,157
1,000	5.000%, 5/15/23	No Opt. Call	AA	1,197,530

1,600	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 5.000%, 2/01/20	No Opt. Call	A–	1,825,104

	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2014A:
1,595	5.000%, 12/01/19	No Opt. Call	AA+	1,850,439
3,350	5.000%, 12/01/20	No Opt. Call	AA+	3,959,198
1,550	5.000%, 12/01/21	No Opt. Call	AA+	1,858,125
1,000	5.000%, 12/01/22	No Opt. Call	AA+	1,214,800

	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
2,490	5.000%, 1/01/20	No Opt. Call	AA	2,877,892
1,700	5.000%, 1/01/23	No Opt. Call	AA	2,027,573

2,175	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	2,476,868

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,000	5.000%, 2/15/16	No Opt. Call	BB+	1,023,700
2,000	5.000%, 2/15/17	No Opt. Call	BB+	2,089,520
1,630	5.000%, 2/15/18	No Opt. Call	BB+	1,733,261
1,000	5.000%, 2/15/19	No Opt. Call	BB+	1,077,080
270	5.000%, 2/15/20	No Opt. Call	BB+	294,033
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,187,740

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
730	3.000%, 10/01/15	No Opt. Call	A1	738,052
870	3.000%, 10/01/16	No Opt. Call	A1	896,953
1,100	4.000%, 10/01/17	No Opt. Call	A1	1,169,542

11,085	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	11,598,789

2,440	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	BBB–	2,502,635

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,493,080

Nuveen Investments	169

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,915	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	$1,950,619

4,540	Ohio State, Capital Facilities Lease Appropriation Bonds, Mental Health Facilities Improvement Fund Project, Series 2012A, 5.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA	4,943,379

4,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 4.000%, 5/01/16	No Opt. Call	AAA	4,149,720

6,685	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2013B, 5.000%, 8/01/21	No Opt. Call	AA+	7,999,940

6,450	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	7,733,744

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	14,907,599

	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009B:
820	5.000%, 1/01/17	No Opt. Call	Aa2	878,983
500	5.000%, 1/01/18	No Opt. Call	Aa2	551,850

50	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	51,766

10,715	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 2.200%, 6/01/33 (Mandatory put 6/01/16)	No Opt. Call	BBB–	10,752,181

2,000	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 2.250%, 7/01/21 (Mandatory put 7/01/16)	No Opt. Call	A–	2,046,920

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A1	2,415,179

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	5,510
168,830	Total Ohio			179,824,816

	Oklahoma – 1.3%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,420	4.000%, 9/01/18	No Opt. Call	A+	1,534,239
1,435	4.000%, 9/01/19	No Opt. Call	A+	1,559,185
2,685	4.500%, 9/01/20	No Opt. Call	A+	3,003,307

6,300	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/18	No Opt. Call	A	7,028,532

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014:
2,185	5.000%, 7/01/16	No Opt. Call	A+	2,302,400
520	5.000%, 7/01/17	No Opt. Call	A+	566,992
1,525	5.000%, 7/01/18	No Opt. Call	A+	1,705,179
2,260	5.000%, 7/01/19	No Opt. Call	A+	2,581,440

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2012:
5,000	3.000%, 3/01/17	No Opt. Call	A+	5,192,050
2,870	4.000%, 3/01/18	No Opt. Call	A+	3,087,345

1,850	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A–	1,880,821

170	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
$210	4.000%, 9/01/17	No Opt. Call	A–	$224,639
475	4.000%, 9/01/18	No Opt. Call	A–	513,860
525	5.000%, 9/01/19	No Opt. Call	A–	595,691
685	5.000%, 9/01/20	No Opt. Call	A–	788,367
745	5.000%, 9/01/21	No Opt. Call	A–	862,785

	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A:
190	4.000%, 10/01/18	No Opt. Call	AA–	208,538
150	4.000%, 10/01/19	No Opt. Call	AA–	167,268
250	5.000%, 10/01/20	No Opt. Call	AA–	294,770
315	5.000%, 10/01/21	No Opt. Call	AA–	376,479

2,415	Tulsa (Oklahoma), Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA–	2,479,964

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A:
1,000	4.000%, 6/01/15	No Opt. Call	BBB+	1,002,950
1,200	4.500%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	BBB+ (4)	1,204,440

3,920	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	4,110,355

7,450	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	8,561,764

1,425	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,595,801
49,005	Total Oklahoma			53,429,161

	Oregon – 1.0%

2,575	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Refunding Bonds, Series 2012B, 4.000%, 6/15/22	No Opt. Call	AA+	2,941,114

	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	13,746,385
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	6,155,850

1,770	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2007, 1.500%, 10/01/18	No Opt. Call	A–	1,759,716

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	1,150,560

3,000	Oregon State, General Obligation Bonds, Article XI-Q State Projects Series 2015F, 5.000%, 5/01/18	No Opt. Call	AA+	3,359,190

10,450	Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds, Payroll Tax and Grant Receipt Series 2013, 3.000%, 11/01/16	5/15 at 100.00	Aa3	10,472,781
34,840	Total Oregon			39,585,596

Nuveen Investments	171

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 5.1%

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
$1,985	5.000%, 5/01/15	No Opt. Call	Baa3	$1,985,179
1,620	5.000%, 5/01/16	No Opt. Call	Baa3	1,664,015
1,285	5.000%, 5/01/18	5/16 at 100.00	Baa3	1,311,253

5,685	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	6,347,189

	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	7,237,816
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	4,980,096

5,750	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-73, 5.000%, 12/01/19	No Opt. Call	AA–	6,645,448

1,925	Berks County, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/21 (Pre-refunded 11/15/18)	11/18 at 100.00	Aa1 (4)	2,189,572

915	Bucks County Community College Authority, Pennsylvania, Revenue Bonds, College Building County Guaranteed, Series 2014, 3.000%, 6/15/16	No Opt. Call	AAA	942,734

1,120	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,187,637

7,910	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2014A, 4.000%, 8/15/19 – BAM Insured	No Opt. Call	AA	8,506,651

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
475	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	AA	486,220
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	AA	20,406
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	AA	214,473
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	AA	76,441

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
450	4.000%, 5/01/18	No Opt. Call	Baa3	479,241
450	5.000%, 5/01/19	No Opt. Call	Baa3	500,643

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
1,010	4.000%, 12/01/16	No Opt. Call	A+	1,066,732
500	5.000%, 12/01/18	No Opt. Call	A+	567,520

3,335	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2009A, 5.000%, 11/01/18 – AGM Insured	No Opt. Call	A1	3,758,945

2,805	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	7/15 at 100.00	B+	2,806,767

2,105	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R	2,188,126

2,165	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.000%, 7/01/17	No Opt. Call	A–	2,321,053

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,156,108

3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23	No Opt. Call	A	4,001,414

172	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	7/15 at 100.00	N/R	$457,440

650	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	681,324

3,285	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 5.250%, 10/15/15	No Opt. Call	Baa2	3,343,736

2,500	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/15	No Opt. Call	Aaa	2,520,700

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
55	5.000%, 1/01/20	No Opt. Call	Aaa	63,717
225	5.000%, 7/01/20	7/19 at 100.00	Aaa	259,520
5,750	5.000%, 7/01/21	1/18 at 100.00	Aaa	6,355,878
23,760	5.000%, 1/01/22	7/17 at 100.00	Aaa	25,937,841
8,530	5.000%, 7/01/22	7/16 at 100.00	Aaa	8,995,141
15,750	5.000%, 1/01/23	1/16 at 100.00	Aaa	16,246,755
13,270	5.000%, 7/01/23	7/15 at 100.00	Aaa	13,377,752
15	5.000%, 7/01/23	7/15 at 100.00	Aaa	15,060

1,775	Pennsylvania Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 4.500%, 6/01/15 – AGM Insured	No Opt. Call	AA	1,781,035

11,800	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	12,188,220

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009B:
4,000	5.000%, 6/01/15	No Opt. Call	A–	4,016,600
4,200	5.000%, 6/01/16	No Opt. Call	A–	4,406,388

16,040	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	16,987,482

2,175	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,499,619

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C, 5.000%, 9/01/16	No Opt. Call	A+	10,578,500

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D:
1,795	5.000%, 9/01/17	No Opt. Call	A+	1,959,871
1,525	5.000%, 9/01/18	No Opt. Call	A+	1,702,907

620	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986, 6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	646,660

1,205	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 4.000%, 12/01/16	No Opt. Call	BBB–	1,249,416

1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	BBB+	1,311,938

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	AA+	2,904,575
190,454	Total Pennsylvania			203,129,754

Nuveen Investments	173

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 0.2%

	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
$700	5.000%, 7/01/19	No Opt. Call	A3	$777,063
1,165	5.000%, 7/01/20	No Opt. Call	A3	1,308,994
1,360	5.000%, 7/01/21	No Opt. Call	A3	1,540,363

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2013C:
450	4.000%, 9/15/16	No Opt. Call	A+	470,214
520	4.000%, 9/15/18	No Opt. Call	A+	563,982

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	2,070,960
6,195	Total Rhode Island			6,731,576

	South Carolina – 0.6%

	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Refunding Series 2012:
1,500	3.500%, 2/01/20	No Opt. Call	Aa1	1,646,115
1,000	4.500%, 2/01/21	No Opt. Call	Aa1	1,159,140

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,365	5.000%, 12/01/21	No Opt. Call	AA	3,998,663
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,903,588

5,245	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	5,601,817

1,155	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	1,443,184

	South Carolina JOBS Economic Development Authority, Economic Development Revenue, FMU Student Housing, LLC – Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,159,740
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,177,996

1,660	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005A, 5.250%, 1/01/22 – NPFG Insured	No Opt. Call	AA–	1,715,710

1,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	AA–	1,189,900
21,890	Total South Carolina			24,995,853

	South Dakota – 0.1%

	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012:
1,580	3.000%, 11/01/17	No Opt. Call	A	1,632,582
770	3.000%, 11/01/18	No Opt. Call	A	795,918

680	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	Aaa	704,596

400	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA	466,404

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
400	4.000%, 11/01/19	No Opt. Call	A+	444,576
320	4.000%, 11/01/20	No Opt. Call	A+	357,875
500	4.000%, 11/01/21	No Opt. Call	A+	555,580
650	5.000%, 11/01/24	No Opt. Call	A+	784,134
5,300	Total South Dakota			5,741,665

174	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 1.0%

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
$225	2.000%, 12/01/15	No Opt. Call	AA+	$227,360
225	2.000%, 12/01/16	No Opt. Call	AA+	230,216
710	4.000%, 12/01/20	No Opt. Call	AA+	799,680
740	4.000%, 12/01/21	No Opt. Call	AA+	839,352

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,030	5.000%, 1/01/19	No Opt. Call	A	1,160,388
2,500	5.000%, 1/01/20	No Opt. Call	A	2,876,650
1,500	4.000%, 1/01/21	No Opt. Call	A	1,670,655

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,335	3.000%, 11/01/17	No Opt. Call	BBB+	1,379,976
250	3.000%, 11/01/18	No Opt. Call	BBB+	259,155
1,070	4.000%, 11/01/19	No Opt. Call	BBB+	1,156,413
810	4.000%, 11/01/20	No Opt. Call	BBB+	879,830
500	4.000%, 11/01/21	No Opt. Call	BBB+	543,390
1,030	5.000%, 11/01/22	11/21 at 100.00	BBB+	1,180,658

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
2,570	5.000%, 7/01/21	No Opt. Call	A+	3,058,094
1,320	5.000%, 7/01/22	No Opt. Call	A+	1,588,646

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
2,000	5.000%, 9/01/15	No Opt. Call	A–	2,031,460
5,000	5.000%, 9/01/16	No Opt. Call	A–	5,288,800
2,500	5.000%, 9/01/18	No Opt. Call	A–	2,781,300

7,530	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/17	No Opt. Call	Aaa	8,189,703

1,000	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	Aaa	1,087,230

205	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/18	No Opt. Call	A	229,493

1,400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A	1,488,564
35,450	Total Tennessee			38,947,013

	Texas – 6.9%

2,915	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	2,943,334

20,395	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A, 5.000%, 8/15/23	No Opt. Call	AAA	25,120,928

1,000	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/16	No Opt. Call	AA	1,037,600

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA–	1,167,510
650	5.000%, 9/01/22	No Opt. Call	AA–	767,026

Nuveen Investments	175

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$7,045	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	$7,188,648

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,595	5.000%, 11/01/20	No Opt. Call	A+	3,052,447
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,850,750

3,020	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,677,665

6,045	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	6,905,264

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
700	5.000%, 11/15/19	No Opt. Call	A3	794,808
575	5.000%, 11/15/20	No Opt. Call	A3	662,492
450	5.000%, 11/15/21	No Opt. Call	A3	521,294

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	13,889,746
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	10,305,773
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	6,226,013

1,500	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Schoolhouse Series 2013A, 4.000%, 2/15/16	No Opt. Call	AAA	1,544,760

	Houston, Texas, Airport System Revenue Bonds, Refunding Senior Lien Series 2009A:
1,360	5.000%, 7/01/15	No Opt. Call	AA–	1,371,138
1,110	5.000%, 7/01/16	No Opt. Call	AA–	1,168,830

1,800	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/21	No Opt. Call	AA	2,158,884

3,900	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C, 5.000%, 5/15/20	No Opt. Call	AA	4,567,329

11,520	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA+	13,192,128

2,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/20	No Opt. Call	A	2,599,043

	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, Saint Joseph Health System, Refunding Series 2008B:
3,030	5.000%, 7/01/18	No Opt. Call	AA–	3,365,966
3,000	5.000%, 7/01/20	No Opt. Call	AA–	3,441,480

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,635	3.000%, 12/01/18	No Opt. Call	Baa2	1,644,843
1,510	4.000%, 12/01/21	No Opt. Call	Baa2	1,567,003

5,660	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2006, 1.800%, 12/01/18	No Opt. Call	A–	5,677,376

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,690	5.000%, 8/15/19	No Opt. Call	Aa2	1,935,320
2,785	5.000%, 8/15/21	No Opt. Call	Aa2	3,294,488
2,000	5.000%, 8/15/22	No Opt. Call	Aa2	2,388,720
5,480	5.000%, 8/15/23	8/22 at 100.00	Aa2	6,486,676

176	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$7,625	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	$9,056,213

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
4,000	5.000%, 1/01/22	No Opt. Call	A2	4,742,920
4,945	5.000%, 1/01/23	No Opt. Call	A2	5,894,044
7,000	5.000%, 1/01/24	No Opt. Call	A2	8,350,160

	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F:
50	5.750%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	A3 (4)	56,247
245	5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A3 (4)	275,610

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA	10,140,499

1,590	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	1,664,269

15,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/21	No Opt. Call	Aa1	17,797,649

8,420	Texas A&M University, Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	Aaa	8,437,345

4,500	Texas A&M University, Financing System Revenue Bonds, Series 2015A, 4.000%, 5/15/17	No Opt. Call	Aaa	4,805,100

1,805	Texas A&M University, Financing System Revenue Bonds, Series 2015B, 4.000%, 5/15/17	No Opt. Call	Aaa	1,927,379

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	6,329,345

7,000	Texas Public Finance Authority, Unemployment Compensation Obligation Assessment Revenue Bonds, Refunding Series 2014B, 4.000%, 7/01/18	1/16 at 100.00	AAA	7,172,130

	Texas Southmost College District, Texas, General Obligation Bonds, Limited Tax Refunding Series 2014A:
1,460	4.000%, 2/15/17	No Opt. Call	AA–	1,542,461
2,485	5.000%, 2/15/18	No Opt. Call	AA–	2,749,603
2,560	5.000%, 2/15/19	No Opt. Call	AA–	2,898,867
2,745	5.000%, 2/15/20	No Opt. Call	AA–	3,166,632

6,585	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA	6,874,542

10,025	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/18	No Opt. Call	AAA	11,219,078

2,695	Texas State, Public Financing Authority, General Obligation Bonds, Refunding Series 2009A, 5.000%, 10/01/17	No Opt. Call	AAA	2,970,779

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,565	3.000%, 8/15/15	No Opt. Call	A	2,581,313
2,640	3.000%, 8/15/16	No Opt. Call	A	2,701,222
2,720	3.000%, 8/15/17	No Opt. Call	A	2,804,891
241,250	Total Texas			272,673,580

	Utah – 0.4%

4,040	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Subordinate Lien Refunding Series 2013A, 3.000%, 7/01/15	No Opt. Call	AA–	4,059,715

2,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	2,137,120

Nuveen Investments	177

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
$550	5.000%, 9/01/15	No Opt. Call	A–	$558,547
875	5.000%, 9/01/16	No Opt. Call	A–	925,094
500	5.000%, 9/01/17	No Opt. Call	A–	544,550
515	5.000%, 9/01/18	No Opt. Call	A–	573,834
1,250	5.000%, 9/01/19	No Opt. Call	A–	1,419,988
1,090	5.000%, 9/01/20	No Opt. Call	A–	1,251,505
2,065	5.000%, 9/01/21	No Opt. Call	A–	2,396,309
12,885	Total Utah			13,866,662

	Virgin Islands – 0.3%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
4,455	5.000%, 10/01/15	No Opt. Call	BBB	4,530,512
4,375	5.000%, 10/01/16	No Opt. Call	BBB	4,608,844
4,000	5.000%, 10/01/17	No Opt. Call	BBB	4,324,880
12,830	Total Virgin Islands			13,464,236

	Virginia – 0.2%

400	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 4.125%, 9/01/15	No Opt. Call	B–	397,104

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,156,090

1,025	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Refunding Series 2014B, 5.000%, 2/01/19	No Opt. Call	AA+	1,168,152

	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014:
1,000	5.000%, 10/01/17	No Opt. Call	A–	1,089,820
1,000	5.000%, 10/01/18	No Opt. Call	A–	1,114,090
1,000	5.000%, 10/01/19	No Opt. Call	A–	1,135,330

2,765	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	2,810,733
8,190	Total Virginia			8,871,319

	Washington – 3.0%

1,700	Central Washington University, Washington, System Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/15	No Opt. Call	A1	1,700,187

14,065	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23 (WI/DD, Settling 5/21/15)	No Opt. Call	Aa1	17,147,766

4,160	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	AA	4,478,739

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,100	5.000%, 12/01/18	No Opt. Call	A+	1,238,622
1,500	5.000%, 12/01/20	No Opt. Call	A+	1,756,725
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,477,191

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,329,970

178	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$1,015	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	A+	$1,202,562

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	11,234,400

10,640	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	12,592,546

3,500	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Specialty Chemical Products, LLC Project, Series 2007, 2.125%, 6/01/20	6/19 at 100.00	A–	3,563,245

2,600	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	2,620,150

	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C:
9,355	4.000%, 7/01/15	No Opt. Call	AA+	9,416,649
20,070	5.000%, 7/01/21	No Opt. Call	AA+	23,946,720

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, 2010 Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	10,508,193

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (4)	9,809,953
103,895	Total Washington			117,023,618

	West Virginia – 0.6%

6,210	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	Baa1	6,207,827

6,465	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 1.900%, 3/01/40	No Opt. Call	Baa1	6,466,681

5,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	Baa1	5,054,050

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	A3	1,200,591

440	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	481,254

2,480	West Virginia University, Revenue Bonds, West Virginia University Projects, Series 2000A, 0.000%, 4/01/17 – AMBAC Insured	No Opt. Call	Aa3	2,429,730
21,615	Total West Virginia			21,840,133

	Wisconsin – 2.4%

950	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/19	No Opt. Call	Aa3	1,087,579

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B, 4.000%, 11/15/43 (Mandatory put 3/01/18)	No Opt. Call	AA+	3,242,910

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/17	No Opt. Call	A	5,393,950
5,000	5.000%, 7/15/18	No Opt. Call	A	5,509,450
5,680	5.000%, 7/15/19	No Opt. Call	A	6,376,595

Nuveen Investments	179

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	$3,191,180

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2012B:
590	4.000%, 8/15/17	No Opt. Call	AA–	632,893
1,465	5.000%, 8/15/18	No Opt. Call	AA–	1,637,592

6,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA–	7,120,320

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
1,475	5.000%, 12/01/16	No Opt. Call	A+	1,563,780
1,555	5.000%, 12/01/17	No Opt. Call	A+	1,687,750
1,635	5.000%, 12/01/18	No Opt. Call	A+	1,809,455
1,710	5.000%, 12/01/19	No Opt. Call	A+	1,925,289

5,240	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	5,418,789

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
500	5.000%, 8/15/16	No Opt. Call	AA	529,100
750	5.000%, 8/15/18	No Opt. Call	AA	835,853
315	5.000%, 8/15/20	No Opt. Call	AA	361,589
1,480	5.000%, 8/15/21	No Opt. Call	AA	1,717,066
55	5.000%, 8/15/23	8/22 at 100.00	AA	64,749

2,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/18	8/16 at 100.00	A–	2,165,415

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,030	5.250%, 5/01/20	5/19 at 100.00	AA–	8,141,513
5	5.375%, 5/01/25	5/19 at 100.00	AA–	5,775
2,800	5.750%, 5/01/29	5/19 at 100.00	AA–	3,282,636

	Wisconsin State, Transportation Revenue Bonds, Refunding Series 2015-1:
7,500	5.000%, 7/01/17	No Opt. Call	AA+	8,194,800
9,815	5.000%, 7/01/18	No Opt. Call	AA+	11,043,248

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
5,000	5.000%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	5,773,700
595	5.000%, 7/01/22 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	687,070
1,515	5.000%, 7/01/23 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	1,749,431

	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
670	5.000%, 7/01/25	7/24 at 100.00	A1	802,546
1,000	5.000%, 7/01/26	7/24 at 100.00	A1	1,183,920
700	5.000%, 7/01/27	7/24 at 100.00	A1	820,365
83,925	Total Wisconsin			93,956,308
$3,591,561	Total Municipal Bonds (cost $3,830,387,503)			3,923,085,184

180	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$132	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$23,702

35	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	4,684
$167	Total Corporate Bonds (cost $14,944)				28,386
	Total Long-Term Investments (cost $3,830,402,447)				3,923,113,570

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	MUNICIPAL BONDS – 0.8%

	National – 0.2%

$959	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class A, Variable Rate Demand Obligations, Series 2014, 0.300%, 5/15/15		No Opt. Call	N/R	$959,394

5,000	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class B, Variable Rate Demand Obligations, Series 2014, 0.410%, 12/15/15		No Opt. Call	A+	5,000,000

1,500	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C, Variable Rate Demand Obligations, Series 2014, 0.810%, 11/15/17 (8)		No Opt. Call	A+	1,500,000
7,459	Total National				7,459,394

	California – 0.0%

1,535	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (6)		No Opt. Call	N/R	1,541,692

150	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (6)		No Opt. Call	N/R	150,654

225	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (6)		No Opt. Call	N/R	225,981
1,910	Total California				1,918,327

	Pennsylvania – 0.2%

6,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Variable Rate Demand Obligations, Series 2001-14, 1.500%, 11/01/31 (Mandatory put 5/01/18) (8)		5/18 at 100.00	A-1	6,800,000

	Missouri – 0.4%

14,870	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 0.420%, 7/01/22 (8)		No Opt. Call	A-2	14,870,000
$31,039	Total Short-Term Investments (cost $31,039,394)				31,047,721
	Total Investments (cost $3,861,441,841) – 99.6%				3,954,161,291
	Other Assets Less Liabilities – 0.4%				16,635,856
	Net Assets – 100%				$3,970,797,147

Nuveen Investments	181

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(8)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

182	Nuveen Investments

Nuveen Short Term Municipal Bond Fund

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.1%

	MUNICIPAL BONDS – 98.1%

	Alaska – 0.0%

$40	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	7/15 at 100.00	Ba1	$40,007

	Arizona – 4.7%

500	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/17	No Opt. Call	A2	550,610

1,000	Arizona Sports and Tourism Authority, Subordinate Tax Revenue Refunding Bonds, Professional Baseball Training Facilities Project, Series 2013, 5.000%, 7/01/15	No Opt. Call	A3	1,005,680

660	Creighton Elementary School District 14, Maricopa County, Arizona, General Obligation Bonds, Series 2014B, 3.000%, 7/01/18	No Opt. Call	A1	696,406

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,732,918

	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B:
1,500	1.000%, 7/01/18	No Opt. Call	Aa1	1,544,535
1,775	1.000%, 7/01/19	No Opt. Call	Aa1	1,895,594

440	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 4.000%, 7/01/17	No Opt. Call	AA	469,432

1,995	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.000%, 7/01/17	No Opt. Call	A	2,169,642

1,100	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, School Improvement, Series 2014, 2.000%, 7/01/18	No Opt. Call	AA–	1,129,711

6,230	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/17	No Opt. Call	A+	6,794,375

1,495	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	1,632,480

1,365	Phoenix Civic Improvement Corporation, Arizona, Transit Excise Tax Revenue Refunding Bonds, Light Rail Project, Series 2013, 5.000%, 7/01/16	No Opt. Call	AA	1,439,666

	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
130	3.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	AA+	130,445
300	3.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	AA+	305,967

1,345	Pima County Regional Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Regional Transportation Fund, Series 2014, 5.000%, 6/01/18	No Opt. Call	AA+	1,509,682

1,260	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 2.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,294,826

790	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 2.500%, 7/01/15	No Opt. Call	A	793,073

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,000	5.000%, 8/01/18	No Opt. Call	AA–	1,121,120
3,195	3.000%, 8/01/19	No Opt. Call	AA–	3,390,981

Nuveen Investments	183

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,195	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/18	No Opt. Call	AA+	$1,355,847

1,070	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/18	No Opt. Call	AA–	1,196,057

435	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Refunding Series 2014, 4.000%, 7/01/18	No Opt. Call	Aa3	471,631

500	Yuma County Elementary School District 1, Arizona, General Obligation Bonds, School Improvement Project 2014, Series 2015A, 4.000%, 7/01/18 – BAM Insured	No Opt. Call	AA	543,080

815	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/19	No Opt. Call	A–	919,320
31,640	Total Arizona			34,093,078

	Arkansas – 0.5%

2,910	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19	12/18 at 100.00	A+	3,286,438

	California – 8.8%

350	Azusa Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Central Business District & West End Redevelopment Project Areas, Series 2014A, 4.000%, 8/01/17 – AGM Insured	No Opt. Call	AA	373,041

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A:
495	2.250%, 9/01/15	No Opt. Call	N/R	495,980
480	3.000%, 9/01/16	No Opt. Call	N/R	486,485

1,125	Brea Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project Area AB, Refunding Series 2013, 5.000%, 8/01/17	No Opt. Call	AA–	1,233,090

1,000	Burbank-Glendale-Pasadena Airport Authority, California, Airport Revenue Bonds, Series 2005B, 5.250%, 7/01/16 (Pre-refunded 7/01/15) – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	A+ (4)	1,008,370

700	Calexico Community Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Central Business District and Residential Redevelopment Project Area, Refunding Series 2014, 5.000%, 8/01/18 – AGM Insured	No Opt. Call	AA	785,701

800	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Refunding Series 2013, 3.000%, 1/01/17	No Opt. Call	A+	831,776

2,045	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013B, 5.000%, 7/01/43 (Mandatory put 10/17/17)	No Opt. Call	AA–	2,260,236

275	California Municipal Finance Authority, Revenue Bonds, Centro De Salud De La Communidad De Ysidero, Inc., Series 2013, 3.000%, 3/01/16	No Opt. Call	A+	280,291

2,330	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2011C, 4.000%, 10/01/15	No Opt. Call	A1	2,368,049

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 4.000%, 10/01/15	No Opt. Call	A1	3,048,989

2,500	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/16	6/15 at 100.00	A	2,510,425

1,020	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014C, 2.500%, 8/01/20	11/16 at 100.00	A+	1,040,431

184	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$175	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	$175,880

250	Carlsbad, California, Limited Obligation Refunding Bonds, Reassessment District 12-1, Series 2013, 2.000%, 9/01/15	No Opt. Call	N/R	250,513

1,365	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A, 4.000%, 10/01/17	No Opt. Call	A–	1,459,062

2,135	Cathedral City Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2014A, 4.000%, 8/01/17	No Opt. Call	BBB+	2,282,891

1,000	Chula Vista Municipal Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2013, 5.000%, 9/01/15	No Opt. Call	BBB+	1,015,420

	Clovis, California, Water Revenue Bonds, Refunding Series 2013:
225	4.000%, 3/01/16 – BAM Insured	No Opt. Call	AA	231,498
250	4.000%, 3/01/17 – BAM Insured	No Opt. Call	AA	264,775

1,000	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2013, 4.000%, 8/01/17 – AGM Insured	No Opt. Call	AA	1,074,390

	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Senior Lien Series 2013A:
550	2.000%, 9/01/15	No Opt. Call	BBB+	552,816
500	4.000%, 9/01/17	No Opt. Call	BBB+	531,780

	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014:
400	4.000%, 9/01/16	No Opt. Call	N/R	415,256
475	4.000%, 9/01/17	No Opt. Call	N/R	504,141

	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B:
1,275	4.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	Baa1	1,282,166
875	4.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	Baa1	905,958
905	4.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	Baa1	953,897

2,680	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/17	No Opt. Call	A1	2,927,605

685	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 12-1, Series 2012, 3.000%, 9/02/15	No Opt. Call	BBB+	691,309

780	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 13-1, Series 2013, 2.000%, 9/02/15	No Opt. Call	BBB–	782,527

685	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Community Facilities District 88-3, Series 2013B, 2.000%, 9/01/15	No Opt. Call	N/R	687,891

1,440	Lee Lake Public Financing Authority, California, Senior Lien Revenue Bonds, Refunding Series 2013A, 4.000%, 9/01/15	No Opt. Call	BBB	1,457,021

3,425	Los Angeles County Redevelopment Authority, California, Tax Allocation Revenue Bonds, Various Redevelopment Project Areas, Refunding Series 2013D, 5.000%, 9/01/16	No Opt. Call	A–	3,626,595

1,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 7/01/18	No Opt. Call	Aa2	1,127,820

500	Northern California Power Agency, Hydroelectric Project Number One Revenue Bonds, Refunding Series 2010A, 5.000%, 7/01/16	No Opt. Call	A+	528,140

2,500	Oakland Redevelopment Successor Agency, California, Tax Allocation Bonds, Central District Redevelopment Project, Subordinate Refunding Series 2013, 5.000%, 9/01/15	No Opt. Call	A–	2,539,950

Nuveen Investments	185

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Orange City, California, Special Tax Bonds, Community Facilities District 91-2, Serrano Heights Public Improvements, Refunding Series 2013:
$450	3.000%, 10/01/15	No Opt. Call	A	$455,031
320	3.000%, 10/01/16	No Opt. Call	A	330,512
360	3.000%, 10/01/17	No Opt. Call	A	376,236
300	4.000%, 10/01/18	No Opt. Call	A	325,161

2,135	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 3.000%, 9/01/16	No Opt. Call	N/R	2,162,435

940	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 9/01/17 – BAM Insured	No Opt. Call	AA	1,004,616

275	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/18	No Opt. Call	N/R	297,036

500	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.000%, 6/01/18	No Opt. Call	AA+	563,010

	Sacramento City Financing Authority, California, Special Tax Revenue Bonds, Westlake and Regency Park, Refunding Series 2013A:
1,005	3.000%, 9/01/15	No Opt. Call	BBB+	1,013,512
550	3.000%, 9/01/16	No Opt. Call	BBB+	566,412

420	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Refunding Series 2014A, 5.000%, 8/01/18 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	467,544

	San Benito Health Care District, San Benito County, California, Revenue Bonds, Refunding Series 2013:
300	3.000%, 3/01/16	No Opt. Call	A+	306,558
350	4.000%, 3/01/18	No Opt. Call	A+	378,354

600	San Bernardino City Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2013A, 5.000%, 8/01/17	No Opt. Call	A	657,648

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
200	5.000%, 8/01/17	No Opt. Call	BBB+	217,342
300	5.000%, 8/01/18	No Opt. Call	BBB+	333,555

1,000	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2002, 3.000%, 8/01/15	No Opt. Call	N/R	1,005,830

	Santa Cruz County Redevelopment Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014:
1,000	5.000%, 9/01/17 – BAM Insured	No Opt. Call	AA	1,093,390
600	5.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	672,708

815	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Refunding Series 2014A, 4.000%, 8/15/17	No Opt. Call	BBB+	874,886

605	Successor Agency to the Redevelopment Agency of the City of San Pablo, California, Tax Allocation Refunding Bonds, Series 2014A, 4.000%, 6/15/17 – AGM Insured	No Opt. Call	AA	646,630

895	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Anticipation Notes Series 2014A, 0.000%, 1/01/18	No Opt. Call	N/R	866,181

280	Twin Rivers Unified School District, County of Sacramento and County of Placer, California, General Obligation Refunding Bonds, Series 2014A, 4.000%, 8/01/18 – BAM Insured	No Opt. Call	AA	306,449

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18	No Opt. Call	A	1,103,978

186	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Val Verde Unified School District Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2014:
$885	3.000%, 10/01/16 – BAM Insured	No Opt. Call	AA	$913,630
425	3.000%, 10/01/17 – BAM Insured	No Opt. Call	AA	444,168
260	4.000%, 10/01/18 – BAM Insured	No Opt. Call	AA	282,942

	West Kern Water District, California, Certificates of Participation, Series 2011:
860	3.000%, 6/01/15	No Opt. Call	AA–	861,935
600	3.000%, 6/01/16	No Opt. Call	AA–	615,510

1,580	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 3.000%, 9/01/15	No Opt. Call	N/R	1,584,803
60,990	Total California			63,720,167

	Colorado – 2.7%

370	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds, Monument Academy Charter School Project, Refunding Series 2014, 2.000%, 10/01/16	No Opt. Call	A	375,857

	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
175	3.000%, 6/01/15	No Opt. Call	A	175,336
250	3.000%, 6/01/16	No Opt. Call	A	254,990

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012, 2.250%, 7/15/17	No Opt. Call	A	177,452

300	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Refunding Series 2014, 3.000%, 8/15/17	No Opt. Call	A	311,949

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding & Improvement Series 2014:
610	2.000%, 12/01/16	No Opt. Call	A	620,858
375	3.000%, 12/01/17	No Opt. Call	A	390,615
250	3.000%, 12/01/18	No Opt. Call	A	260,855

235	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 4.000%, 12/01/18	No Opt. Call	A	253,678

625	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Refunding Series 2010A, 4.000%, 10/01/18	No Opt. Call	A	679,500

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/15	No Opt. Call	A+	3,024,449

840	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2012, 3.000%, 9/01/15	No Opt. Call	A3	846,880

390	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 3.000%, 12/01/15 – AGM Insured	No Opt. Call	AA	396,224

375	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/18 – AGM Insured	No Opt. Call	AA	385,020

450	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	470,241

500	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2011A, 5.250%, 11/15/18 (Alternative Minimum Tax)	No Opt. Call	A+	568,190

Nuveen Investments	187

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$540	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 4.000%, 11/15/17 (Alternative Minimum Tax)	No Opt. Call	A+	$580,981

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A:
250	4.000%, 11/15/15 (Alternative Minimum Tax)	No Opt. Call	A	255,038
250	5.000%, 11/15/16 (Alternative Minimum Tax)	No Opt. Call	A	266,415

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B:
100	3.000%, 11/15/15	No Opt. Call	A	101,523
475	4.000%, 11/15/16	No Opt. Call	A	500,579
375	5.000%, 11/15/17	No Opt. Call	A	413,726

1,975	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/16	No Opt. Call	A–	2,107,009

355	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	340,484

345	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 3.500%, 5/01/15 (Alternative Minimum Tax)	No Opt. Call	Baa2	345,024

175	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 3.000%, 12/01/16	No Opt. Call	BBB	180,269

1,240	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 3.000%, 12/01/15	No Opt. Call	A	1,257,881

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
730	4.000%, 12/01/15	No Opt. Call	N/R	734,833
1,015	4.000%, 12/01/16	No Opt. Call	N/R	1,030,590

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013B:
480	3.000%, 12/01/15	No Opt. Call	A	487,594
490	3.000%, 12/01/16	No Opt. Call	A	508,218
510	3.000%, 12/01/17	No Opt. Call	A	535,566

235	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding Series 2012, 3.000%, 12/01/15	No Opt. Call	BBB	237,797

500	Weld County School District RE7, Colorado, General Obligation Bonds, Series 2015, 3.000%, 12/01/18	No Opt. Call	Aa2	531,395
18,960	Total Colorado			19,607,016

	Connecticut – 0.2%

765	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 4.000%, 7/01/15	No Opt. Call	BBB+	768,840

535	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 4.000%, 7/01/16	No Opt. Call	A	555,619
1,300	Total Connecticut			1,324,459

	Delaware – 0.0%

225	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 4.000%, 7/01/15	No Opt. Call	BBB–	225,932

188	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 0.4%

$325	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 3.000%, 10/01/16	No Opt. Call	A+	$335,559

1,600	District of Columbia, Revenue Bonds, Medlantic/Helix Issue, Series 1998B, 5.000%, 8/15/17 – AGM Insured	No Opt. Call	AA	1,743,968

760	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	A1	775,154
2,685	Total District of Columbia			2,854,681

	Florida – 6.7%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	3.000%, 11/15/16	No Opt. Call	BBB	306,531
600	4.000%, 11/15/17	No Opt. Call	BBB	628,488

425	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2014, 5.000%, 4/01/18	No Opt. Call	A–	469,196

1,400	Broward County, Florida, Port Facilities Revenue Bonds, Refunding Series 2011B, 5.000%, 9/01/15 (Alternative Minimum Tax)	No Opt. Call	A1	1,422,386

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
2,040	6.000%, 6/01/16	No Opt. Call	A+	2,162,093
1,375	5.000%, 6/01/16 – AGC Insured	No Opt. Call	AA	1,443,888

5,495	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/15	No Opt. Call	AA–	5,517,914

4,305	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/16	No Opt. Call	A+	4,516,547

	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1:
1,220	1.500%, 5/01/16	No Opt. Call	BBB	1,222,550
1,240	1.750%, 5/01/17	No Opt. Call	BBB	1,242,914

770	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2014B, 4.000%, 4/01/17	No Opt. Call	Baa1	817,070

500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 4.000%, 4/01/16	No Opt. Call	Baa1	513,250

750	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/16	No Opt. Call	A–	788,055

	Hernando County, Florida, Water and Sewer Revenue Bonds, Refunding Series 2013A:
450	3.000%, 6/01/15	No Opt. Call	Aa3	451,058
550	4.000%, 6/01/17	No Opt. Call	Aa3	585,508

1,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2009E, 5.000%, 11/15/15	No Opt. Call	Aa2	1,026,080

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Variable Rate Demand Series 2005I, 5.000%, 11/15/16	No Opt. Call	Aa2	2,138,200

1,000	Lee County, Florida, Transportation Facilities Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,126,200

1,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 5.000%, 2/01/17	No Opt. Call	AA	1,071,760

Nuveen Investments	189

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,315	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A–	$3,618,322

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
800	5.000%, 7/01/16	No Opt. Call	A–	843,080
500	5.000%, 7/01/17	No Opt. Call	A–	545,070

1,300	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 5/01/18	No Opt. Call	A1	1,449,227

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014:
1,000	3.000%, 12/01/16	No Opt. Call	BBB	1,032,750
1,000	3.000%, 12/01/17	No Opt. Call	BBB	1,041,950

730	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 4.000%, 11/01/15	No Opt. Call	BBB+	740,950

	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2011:
1,175	5.000%, 10/01/15	No Opt. Call	BBB	1,195,010
1,060	4.000%, 10/01/16	No Opt. Call	BBB	1,100,874

305	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2012, 4.000%, 10/01/15	No Opt. Call	BBB	308,947

3,465	Saint Johns County School Board, Florida, Certificates of Participation, Master Lease Program, Refunding Series 2015, 5.000%, 7/01/18	No Opt. Call	A+	3,890,501

	Saint Lucie County, Florida, Sales Tax Revenue Bonds, Refunding Series 2013A:
370	4.000%, 10/01/15 – AGM Insured	No Opt. Call	AA	375,661
585	4.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	612,513

790	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Series 2006, 5.000%, 5/01/18 – NPFG Insured	5/16 at 100.00	AA–	825,400

	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A:
100	3.000%, 7/01/15	No Opt. Call	A3	100,415
265	4.000%, 7/01/17	No Opt. Call	A3	281,046

1,670	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014B, 4.000%, 7/01/18	No Opt. Call	A3	1,793,630

1,275	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 4.000%, 10/15/15 – AGM Insured	No Opt. Call	AA	1,296,535
46,125	Total Florida			48,501,569

	Georgia – 1.4%

2,450	Bartow County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Bowen Project, Series 1997, 2.375%, 9/01/29 (Mandatory put 8/10/17)	No Opt. Call	A	2,521,687

500	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant Project, Fifth Series 1995, 1.375%, 10/01/32 (Mandatory put 4/04/17)	No Opt. Call	A+	502,025

3,200	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 4.000%, 9/01/15	No Opt. Call	BBB–	3,231,327

190	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
$529	5.500%, 7/15/23	7/21 at 100.00	N/R	$538,188
1,035	5.500%, 7/15/30	7/21 at 100.00	N/R	1,053,475
1,136	5.500%, 1/15/36	7/21 at 100.00	N/R	1,156,532

1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010, 1.700%, 6/01/49 (Mandatory put 6/21/17)	No Opt. Call	A	1,007,080
9,850	Total Georgia			10,010,314

	Guam – 0.1%

1,000	Guam International Airport Authority, Revenue Bonds, Series 2013B, 4.000%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB	1,014,810

	Illinois – 5.0%

1,390	Arlington Heights, Illinois, General Obligation Bonds, Series 2014, 3.000%, 12/01/18	No Opt. Call	Aa1	1,474,429

715	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2004B, 5.250%, 1/01/16 – NPFG Insured	No Opt. Call	AA	737,809

1,070	Decatur, Illinois, General Obligation Bonds, Refunding Series 2013, 3.000%, 3/01/16	No Opt. Call	A1	1,090,929

2,000	Illinois Finance Authority, National Rural Utilities Cooperative Finance Corporation Guaranteed Solid Waste Disposal Revenue Bonds, Prairie Power, Inc. Project, Series 2008A, 1.300%, 7/01/42 (Mandatory put 5/08/17)	No Opt. Call	A	2,001,420

	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A:
1,000	4.000%, 10/01/17	No Opt. Call	BBB	1,050,620
500	5.000%, 10/01/19	No Opt. Call	BBB	555,740

310	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/19	No Opt. Call	BBB	342,519

225	Illinois Finance Authority, Revenue Bonds, DePaul University, Refunding Series 2013, 5.000%, 10/01/17	No Opt. Call	A	246,769

410	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	438,470

1,195	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.000%, 7/01/18	No Opt. Call	A–	1,299,730

1,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/19	No Opt. Call	A+	1,152,160

360	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005, 5.000%, 8/15/15 (ETM)	No Opt. Call	AA (4)	365,026

300	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5)	7/15 at 17.88	N/R	3

700	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A, 5.100%, 5/15/14 (5)	5/14 at 100.00	N/R	7

	Illinois State, General Obligation Bonds, February Series 2014:
2,550	4.000%, 2/01/18	No Opt. Call	A–	2,695,911
1,100	5.000%, 2/01/19	No Opt. Call	A–	1,209,395
1,250	5.000%, 2/01/20	No Opt. Call	A–	1,381,588

2,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/17	No Opt. Call	A–	2,139,820

1,805	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/17	No Opt. Call	A–	1,942,144

Nuveen Investments	191

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$700	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/15	No Opt. Call	A–	$702,681

5,905	Illinois State, General Obligation Bonds, Series 2013, 4.000%, 7/01/16	No Opt. Call	A–	6,115,276

2,625	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013B, 5.000%, 12/01/17	No Opt. Call	AA–	2,907,765

	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014:
155	2.000%, 3/01/16 – AGM Insured	No Opt. Call	AA	156,525
475	3.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	488,937
505	3.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	521,448
535	3.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	551,328

250	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 3.000%, 10/01/16	No Opt. Call	Baa1	255,583

1,705	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2014A, 4.000%, 6/01/18	No Opt. Call	AA	1,853,710

	St Clair County, Illinois, Highway Revenue Bonds, Series 2013A:
350	5.000%, 1/01/16	No Opt. Call	AA–	360,437
360	5.000%, 1/01/17	No Opt. Call	AA–	384,336

885	Waukegan, Illinois, General Obligation Bonds, Refunding Series 2012A, 4.000%, 12/30/15 – AGM Insured	No Opt. Call	A2	904,868

450	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 5.750%, 12/01/15 – AGM Insured	No Opt. Call	AA	463,721
34,780	Total Illinois			35,791,104

	Indiana – 4.1%

	Greater Clark County School Building Corporation, Jeffersonville, Indiana, First Mortgage Bonds, Refunding Series 2014B:
1,120	5.000%, 1/15/18	No Opt. Call	AA+	1,235,875
1,045	5.000%, 7/15/18	No Opt. Call	AA+	1,167,850

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,570	5.000%, 3/01/16	No Opt. Call	BBB	1,623,066
1,165	5.000%, 3/01/18	No Opt. Call	BBB	1,258,375

920	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding Series 2014A, 4.000%, 12/01/18	No Opt. Call	AA–	1,009,001

1,605	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	1,707,271

435	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/18	No Opt. Call	AA	490,362

1,090	Indiana Health and Educational Facility Financing Authority, Educational Facilities Revenue Bonds, University of Indianapolis, Refunding Series 2007, 5.000%, 10/01/15	No Opt. Call	A–	1,111,778

1,100	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 2.000%, 11/01/27 (Mandatory put 8/01/17)	No Opt. Call	AA	1,128,325

1,360	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007L, 5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	1,476,443

3,140	Indianapolis, Indiana, Gas Utility System Revenue Bonds, Refunding 2nd Lien Series 2008C, 5.000%, 6/01/17	No Opt. Call	AA	3,403,289

192	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$5,335	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2014, 5.000%, 7/15/18	No Opt. Call	AA+	$5,996,112

650	Jasper Hospital Authority, Indiana, Revenue and Refunding Bonds, Memorial Hospital and Health Care Center Project, Series 2013, 3.000%, 11/01/15	No Opt. Call	A–	657,937

	Plainfield Community High School Building Corporation, Hendricks County, Indiana, Ad Valorem Property Tax First Mortgage Bonds, Refunding Series 2014:
500	4.000%, 1/15/17	No Opt. Call	AA+	528,950
600	4.000%, 1/15/18	No Opt. Call	AA+	648,978

6,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2009A, 1.750%, 6/01/25 (Mandatory put 6/01/18)	No Opt. Call	Baa1	6,008,639

285	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014, 3.000%, 2/01/17	No Opt. Call	A	295,440
27,920	Total Indiana			29,747,691

	Iowa – 1.2%

500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 4.000%, 6/15/15	No Opt. Call	A2	502,160

	Iowa Finance Authority, Healthcare Revenue Bonds, Gensisi Health System, Refunding Series 2010:
1,150	5.000%, 7/01/16	No Opt. Call	A1	1,208,248
2,520	5.000%, 7/01/20	No Opt. Call	A1	2,915,665

290	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	313,896

	Johnston Community School District, Iowa, School Infrastructure Sales, Services and Use Tax Revenue Bonds, Series 2014:
1,170	4.000%, 7/01/17 – AGC Insured	No Opt. Call	AA	1,249,303
1,130	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	1,291,714

1,090	West Des Moines Community School District, Polk and Dallas Counties, Iowa, School Infrastructure Sales, Services, and Use Tax Bonds, Series 2014, 2.000%, 7/01/18 – BAM Insured	No Opt. Call	AA	1,119,092
7,850	Total Iowa			8,600,078

	Kansas – 0.6%

1,100	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.000%, 11/15/15	No Opt. Call	A2	1,125,905

500	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 4.000%, 11/15/15	No Opt. Call	A+	510,315

1,000	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 5.000%, 11/15/15 (ETM)	No Opt. Call	N/R (4)	1,026,190

1,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III, 5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	1,070,310

500	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 4.000%, 9/01/18	No Opt. Call	A+	544,200
4,100	Total Kansas			4,276,920

	Kentucky – 1.7%

2,800	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.000%, 8/15/17	No Opt. Call	A+	3,048,611

Nuveen Investments	193

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$2,070	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	$2,250,028

1,000	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A, 3.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	A+	1,047,440

1,100	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/18	No Opt. Call	A+	1,243,781

1,365	Louisville-Jefferson County Metro Government, Kentucky, Mortgage Revenue Bonds, University of Louisville Papa John’s Cardinal Stadium Project, Refunding & Improvement, Series 2008A, 5.000%, 3/01/18	No Opt. Call	AA–	1,519,341

1,420	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	1,437,523

500	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 4.000%, 11/01/15	No Opt. Call	A	508,745

910	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	906,460
11,165	Total Kentucky			11,961,929

	Louisiana – 1.7%

	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State University Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011:
315	3.000%, 5/01/15 – AGM Insured	No Opt. Call	A2	315,025
315	3.000%, 5/01/16 – AGM Insured	No Opt. Call	A2	323,029

700	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB	697,914

1,940	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/18	No Opt. Call	A1	2,168,066

	Evangeline Parish Road & Drainage Sales Tax District 1, Louisiana, Sales and Use Tax Revenue Bonds, Series 2013:
250	3.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	258,683
500	3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	523,320

2,435	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/16 – AMBAC Insured	No Opt. Call	A–	2,554,656

1,270	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing/University Facilities Project, Series 2013, 4.000%, 8/01/17	No Opt. Call	A3	1,355,027

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, Parking Facilities Corporation – Phase I Project, Series 2012, 3.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	1,028,540

1,575	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/17	No Opt. Call	A–	1,725,791

1,100	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2005, 5.250%, 12/01/21 – NPFG Insured	12/15 at 100.00	AA–	1,130,415
11,400	Total Louisiana			12,080,466

194	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine – 0.1%

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
$500	3.000%, 7/01/16	No Opt. Call	BBB+	$513,365
535	3.000%, 7/01/17	No Opt. Call	BBB+	556,491
1,035	Total Maine			1,069,856

	Maryland – 0.1%

280	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013, 3.000%, 6/01/16	No Opt. Call	Baa3	285,695

405	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Series 2012, 3.000%, 6/01/15	No Opt. Call	Baa3	405,705

220	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 3.000%, 7/01/15	No Opt. Call	Baa1	220,882
905	Total Maryland			912,282

	Massachusetts – 0.9%

300	Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2013F, 3.000%, 7/01/15	No Opt. Call	AA–	301,443

1,450	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.500%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	1,482,060

	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014:
600	4.000%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	629,412
1,500	4.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	AA	1,597,335
1,255	3.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,296,465

1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 5.250%, 8/01/18	No Opt. Call	AAA	1,136,920
6,105	Total Massachusetts			6,443,635

	Michigan – 3.5%

	Brighton Area School District, Livingston County, Michigan, General Obligation Bonds, School Building & Site Series 2013II:
250	2.000%, 5/01/17	No Opt. Call	Aa2	255,533
750	5.000%, 5/01/18	No Opt. Call	Aa2	833,738

500	East Lansing School District, Ingham County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/18	No Opt. Call	AA–	555,825

980	Grand Blanc Community Schools, Genesee County, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/17	No Opt. Call	AA–	1,040,505

1,730	Huron Valley School District, Oakland and Livingston Counties, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/18	No Opt. Call	AA–	1,928,587

430	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Healthcare Group, Series 2011A, 4.000%, 5/15/15	No Opt. Call	A2	430,529

1,000	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2014, 4.000%, 5/01/17 – BAM Insured	No Opt. Call	AA	1,058,460

525	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, School Building & Site Series 2013I, 3.000%, 5/01/16 – AGM Insured	No Opt. Call	AA	537,773

1,210	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 4.000%, 8/01/18	No Opt. Call	A1	1,318,077

Nuveen Investments	195

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$2,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/18	No Opt. Call	AA	$2,254,920

2,415	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/16	No Opt. Call	AA+	2,579,558

1,785	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	1,822,253

1,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-3, 1.400%, 11/15/47 (Mandatory put 6/29/18)	No Opt. Call	AA+	1,002,200

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2008A-1, 6.000%, 12/01/17	No Opt. Call	AA	1,129,560

1,500	Michigan State Trunk Line Fund Refunding Bonds, Series 2014, 5.000%, 11/15/18	No Opt. Call	AA+	1,701,960

1,000	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/18	No Opt. Call	Aa2	1,113,850

200	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A1	217,620

1,000	Saint Joseph Public Schools, Berrien County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/18	No Opt. Call	AA–	1,111,650

400	Sturgis Public School District, Saint Joseph County, Michigan, General Obligation Bonds, Refunding Series 2015A, 4.000%, 5/01/18	No Opt. Call	AA–	432,900

1,350	Warren Consolidated Schools, Macomb and Oakland Counties, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/16	No Opt. Call	AA–	1,395,131

1,600	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010A, 5.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A	1,702,352

500	Western Michigan University, General Revenue Bonds, Refunding Series 2013, 5.000%, 11/15/17	No Opt. Call	A1	551,000
23,125	Total Michigan			24,973,981

	Minnesota – 6.6%

2,805	Bemidji Independent School District 31, Beltrami County, Minnesota, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/17	No Opt. Call	AA+	3,038,208

4,105	Bloomington Independent School District 271, Hennepin County, Minnesota, General Obligation Bonds, Refunding School Building Series 2014A, 5.000%, 2/01/18	No Opt. Call	AA+	4,561,886

	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
325	2.000%, 12/01/15	No Opt. Call	AA	327,912
360	3.000%, 12/01/16	No Opt. Call	AA	372,164
360	3.000%, 12/01/17	No Opt. Call	AA	376,351
365	3.000%, 12/01/18	No Opt. Call	AA	382,407

660	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/18	No Opt. Call	A–	724,588

610	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation Bonds, School Building Series 2015A, 0.000%, 2/01/19	No Opt. Call	AA+	578,695

585	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 1.900%, 7/01/15	No Opt. Call	BBB–	585,117

3,020	Farmington Independent School District 192, Dakota County, Minnesota, General Obligation Bonds, Crossover School Building Refunding Series 2014A, 4.000%, 2/01/18	No Opt. Call	Aa2	3,274,193

196	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$2,985	Minneapolis Special School District 1, Minnesota, Certificates of Participation, Refunding Series 2013D, 5.000%, 2/01/18	No Opt. Call	AA+	$3,313,767

1,365	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, Greenway Heights Family Housing Project, Series 2014B, 3.000%, 7/15/15	No Opt. Call	N/R	1,365,137

2,500	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/17	No Opt. Call	BBB+	2,661,350

705	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012, 2.600%, 11/15/15	No Opt. Call	N/R	707,009

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015:
220	1.950%, 3/01/17	No Opt. Call	N/R	219,958
280	2.350%, 3/01/18	No Opt. Call	N/R	279,930

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015:
490	2.000%, 3/01/17	No Opt. Call	N/R	489,995
460	2.400%, 3/01/18	No Opt. Call	N/R	460,009
605	3.000%, 3/01/20	No Opt. Call	N/R	605,115

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014B:
800	4.000%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	A	843,048
600	5.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	A	661,050

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C:
200	1.250%, 5/01/16	No Opt. Call	Baa3	200,546
215	1.550%, 5/01/17	No Opt. Call	Baa3	215,333
300	2.000%, 5/01/18	No Opt. Call	Baa3	300,411

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
910	5.500%, 5/01/16	No Opt. Call	N/R	935,680
1,065	5.500%, 5/01/17	No Opt. Call	N/R	1,119,773

210	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R, 3.000%, 12/01/15	No Opt. Call	Baa2	212,495

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
450	4.000%, 10/01/15	No Opt. Call	Baa1	456,426
650	4.000%, 10/01/16	No Opt. Call	Baa1	677,593

1,115	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 4.000%, 10/01/17	No Opt. Call	A2	1,197,387

1,010	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2006-6I, 5.000%, 4/01/16	No Opt. Call	A2	1,052,834

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C:
790	1.050%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA+	789,502
1,385	1.400%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	1,381,177

3,635	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 5.000%, 10/01/18	No Opt. Call	AA+	4,118,563

1,405	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	1,553,045

Nuveen Investments	197

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A:
$135	2.250%, 12/01/15	No Opt. Call	BBB–	$135,398
320	2.500%, 12/01/16	No Opt. Call	BBB–	321,984
220	3.000%, 12/01/17	No Opt. Call	BBB–	224,015

545	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.000%, 11/15/38 (Mandatory put 11/15/18)	No Opt. Call	AA	597,015

425	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 4.000%, 5/01/18	No Opt. Call	A1	460,679

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.000%, 5/01/15	No Opt. Call	A1	1,000,140

2,380	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, Refunding Series 2014A, 4.000%, 2/01/18	No Opt. Call	Aa2	2,576,255

300	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 4.000%, 1/01/16	No Opt. Call	N/R	303,372

545	Shakopee Independent School District 720, Scott County, Minnesota, Certificates of Participation, Series 2013B, 2.000%, 2/01/17	No Opt. Call	Aa3	555,791

	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
655	3.000%, 9/01/15	No Opt. Call	A	660,869
450	5.000%, 9/01/17	No Opt. Call	A	492,782
44,520	Total Minnesota			47,366,954

	Mississippi – 0.6%

800	Mississippi Business Finance Corporation, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Series 2002, 1.375%, 3/01/27 (Mandatory put 3/01/17) (Alternative Minimum Tax)	No Opt. Call	A–	798,200

3,235	Mississippi Development Bank, Special Obligation Bonds, Jackson County Limited Tax Note, Series 2009B-1, 4.000%, 7/01/15 – AGC Insured	No Opt. Call	AA	3,255,735
4,035	Total Mississippi			4,053,935

	Missouri – 4.7%

1,710	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/18	No Opt. Call	AA+	1,939,020

	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012:
1,000	3.000%, 8/01/15	No Opt. Call	A	1,005,710
1,000	4.000%, 8/01/17	No Opt. Call	A	1,059,120

1,090	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 4.000%, 6/01/17	No Opt. Call	AA–	1,161,504

	Cape Girardeau County Reorganized School District R2, Missouri, Certificates of Participation, Refunding Series 2014:
200	3.000%, 4/01/17 – BAM Insured	No Opt. Call	AA	207,412
300	3.000%, 4/01/18 – BAM Insured	No Opt. Call	AA	313,509

1,470	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	1,432,383

198	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,560	Cole County, Missouri, Certificates of Participation, Refunding Jail Project Series 2014, 4.000%, 12/01/17	No Opt. Call	Aa3	$1,677,702

	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A:
365	5.000%, 11/01/33 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	403,369
160	5.000%, 11/01/35 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	176,819

2,295	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2006, 5.000%, 3/01/18	No Opt. Call	AA+	2,480,849

205	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.500%, 5/15/17	No Opt. Call	BBB–	216,074

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
500	3.000%, 3/01/16	No Opt. Call	N/R	506,045
250	3.000%, 3/01/17	No Opt. Call	N/R	254,958
1,000	3.000%, 3/01/18	No Opt. Call	N/R	1,019,770

1,250	Kansas City, Missouri, Airport Revenue Bonds, Refunding General Improvement Series 2013A, 5.000%, 9/01/17	No Opt. Call	A+	1,369,288

4,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 1992, 1.250%, 7/01/17	No Opt. Call	A	4,046,839

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
360	3.000%, 5/01/16	No Opt. Call	BBB+	367,884
995	5.000%, 5/01/17	No Opt. Call	BBB+	1,067,625

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
480	3.000%, 10/01/15	No Opt. Call	BBB–	484,037
495	3.000%, 10/01/16	No Opt. Call	BBB–	504,573

505	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/17	No Opt. Call	A2	555,404

555	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Freeman Health System, Series 2012, 5.000%, 2/15/17	No Opt. Call	BBB+	592,984

720	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, Reg S, 5.000%, 2/15/16	No Opt. Call	BBB+	744,206

275	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 4.000%, 2/01/18	No Opt. Call	BBB+	293,310

1,435	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 4.000%, 4/01/17	No Opt. Call	A2	1,525,276

595	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 5.000%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	610,631

830	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 3.000%, 5/01/17	No Opt. Call	N/R	842,616

600	Saint Louis Industrial Development Authority, Missouri, Tax Increment Bonds, Southtown Redevelopment Project, Refunding Series 2015, 3.000%, 11/01/22	No Opt. Call	N/R	599,898

530	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, City Parks, Series 2014, 4.000%, 6/15/18 – AGM Insured	No Opt. Call	AA	573,365

435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	471,853

Nuveen Investments	199

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$890	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013, 5.000%, 7/01/16	No Opt. Call	A–	$936,209

250	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	7/15 at 100.00	N/R	250,150

530	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012, 5.000%, 9/01/17	No Opt. Call	A–	569,257

1,500	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 2.850%, 9/01/18	3/16 at 100.00	A–	1,507,740

785	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	890,182

950	St. Louis, Missouri, Airport Revenue Bonds, Series 1970, 5.000%, 7/01/15	No Opt. Call	A–	957,657

520	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2013, 3.000%, 6/01/16	No Opt. Call	A1	534,118
32,590	Total Missouri			34,149,346

	Montana – 0.3%

1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA–	1,965,922

	Nebraska – 2.0%

410	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	472,152

6,180	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2014, 5.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	Aa3	7,108,420

	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
800	3.000%, 5/15/16	No Opt. Call	BBB+	819,768
360	4.000%, 5/15/17	No Opt. Call	BBB+	381,780

940	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 4.000%, 11/01/15	No Opt. Call	A–	957,343

1,125	Nebraska Cooperative Republican Platte Enhancement, Middle Republica Natural Resources District, Platte River Flow Revenue, Series 2013, 2.000%, 12/15/16	No Opt. Call	A+	1,147,928

1,000	Nebraska State Colleges Facilities Corporation, Building Bonds, CSC Rangeland Center and WCS U.S. Conn Library Projects, Series 2014, 5.000%, 6/15/18	No Opt. Call	AA+	1,120,740

1,235	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 4.000%, 2/15/18	No Opt. Call	Aa1	1,340,840

1,125	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	1,127,858
13,175	Total Nebraska			14,476,829

	Nevada – 1.5%

5,040	Clark County, Nevada, Airport Revenue Bonds, Junior Lien Series 2014B, 5.000%, 7/01/18	No Opt. Call	A	5,645,505

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-4C Green Valley Properties, Refunding Series 2014:
1,630	4.000%, 11/01/17	No Opt. Call	N/R	1,740,987
1,135	4.000%, 11/01/18	No Opt. Call	N/R	1,228,342

200	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
$470	2.000%, 6/01/15	No Opt. Call	N/R	$470,014
315	3.000%, 6/01/16	No Opt. Call	N/R	317,180

1,150	Reno, Nevada, General Obligation Bonds, Medium Tern Various Purpose Series 2013B, 4.000%, 6/01/16	No Opt. Call	A1	1,189,813
9,740	Total Nevada			10,591,841

	New Jersey – 2.9%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
1,000	5.000%, 2/15/17	No Opt. Call	BBB+	1,069,730
1,000	5.000%, 2/15/18	No Opt. Call	BBB+	1,096,120

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
3,450	2.000%, 7/01/16	No Opt. Call	BBB+	3,496,851
1,100	5.000%, 7/01/17	No Opt. Call	BBB+	1,187,747

4,250	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.000%, 7/01/15	No Opt. Call	A–	4,284,254

2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1, 4.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	2,136,660

	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
1,500	5.000%, 9/15/17	No Opt. Call	A	1,637,985
2,000	5.000%, 9/15/18	No Opt. Call	A	2,233,020

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A–	3,395,244

425	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BB	425,825
19,825	Total New Jersey			20,963,436

	New Mexico – 0.9%

4,930	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	5,600,381

750	Taos County, New Mexico, Gross Receipts Tax Revenue Bonds, County Education Improvement Series 2013, 3.000%, 4/01/16 – BAM Insured	No Opt. Call	AA	764,070
5,680	Total New Mexico			6,364,451

	New York – 8.7%

1,060	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/18	No Opt. Call	BBB+	1,176,653

380	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A, 3.000%, 4/01/18	No Opt. Call	BBB–	384,579

5,000	Chautauqua County Capital resource Corporation, New York, Revenue Refunding Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie foundation, Series 2013D, 1.350%, 11/01/31 (Mandatory put 11/01/17)	No Opt. Call	AA–	5,006,899

1,300	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 4.000%, 5/01/16	No Opt. Call	BB+	1,330,394

Nuveen Investments	201

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$575	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2015, 5.000%, 7/01/18	No Opt. Call	A–	$642,459

1,395	Dormitory Authority of the State of New York, School Districts Financing Program Revenue Bonds, Series 2014A, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,577,564

2,235	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012B, 5.000%, 3/15/18	No Opt. Call	AAA	2,486,683

4,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/19	No Opt. Call	AAA	4,556,120

1,245	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA	1,237,318

150	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2010A, 4.000%, 5/01/15 (ETM)	No Opt. Call	A– (4)	150,017

450	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 3.000%, 7/01/17	No Opt. Call	BBB+	468,720

2,000	Nassau Health Care Corporation, New York, Revenue Anticipation Notes, Series 2015, 2.250%, 1/15/16	No Opt. Call	N/R	2,015,120

2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/18	No Opt. Call	AAA	2,269,100

8,315	New York City, New York, General Obligation Bonds, Fiscal 2014 Series G, 5.000%, 8/01/17	No Opt. Call	AA	9,092,702

2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/18	No Opt. Call	AA	2,249,180

1,750	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 1994B, 2.000%, 2/01/29	No Opt. Call	A3	1,751,120

2,500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2013A, 5.000%, 6/15/17	No Opt. Call	AAA	2,730,225

1,920	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	2,185,094

	Niagara Falls, New York, General Obligation Bonds, Series 2014:
1,000	2.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	1,017,480
620	2.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	628,705

1,150	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A, 4.000%, 4/01/17 (Alternative Minimum Tax)	No Opt. Call	Baa1	1,206,649

1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Fifth Series 2014, 5.000%, 9/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	1,644,975

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Sixth Series 2014, 5.000%, 10/15/18 (Alternative Minimum Tax)	No Opt. Call	AA–	6,753,359

3,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	3,866,555

1,000	Rockland County, New York, General Obligation Bonds, Refunding Series 2014, 2.000%, 2/15/17 – BAM Insured	No Opt. Call	AA	1,016,950

1,125	Rockland County, New York, General Obligation Bonds, Series 2014A, 5.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	1,209,454

1,020	Schenectady County Capital Resource Corporation, New York, FHA insured Mortgage Revenue Bonds, Ellis Hospital Project, Refunding Series 2012, 1.750%, 2/15/18 – AGM Insured	No Opt. Call	AA+	1,022,183

202	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,450	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012B, 2.500%, 9/01/42 (Mandatory put 3/01/16)	No Opt. Call	A3	$1,465,138

450	Westchester County Local Development Corporation, New York, Revenue Refunding Bonds, Kendal on Hudson Project, Series 2013, 2.000%, 1/01/16	No Opt. Call	BBB	452,376

1,250	Yonkers, New York, General Obligation Refunding Bonds, Series 2012A, 4.000%, 7/01/15	No Opt. Call	A	1,257,975
58,340	Total New York			62,851,746

	North Carolina – 0.2%

625	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2013, 4.000%, 10/01/15	No Opt. Call	A+	634,900

985	North Carolina Medical Care Commission, Health Care Facilities Revenue and Refunding Revenue Bonds, Columbus Regional Healthcare System, Series 2013A, 4.000%, 10/01/15	No Opt. Call	BBB	996,978
1,610	Total North Carolina			1,631,878

	North Dakota – 0.8%

3,040	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 3.500%, 11/01/16	No Opt. Call	A+	3,171,906

785	Williston, North Dakota, Limited Obligation Bonds, Certificates of Indebtedness, Series 2013A, 2.500%, 11/01/15	7/15 at 100.00	N/R	785,754

	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A:
505	3.000%, 5/01/15 – AGM Insured	No Opt. Call	A2	505,035
1,000	3.000%, 5/01/16 – AGM Insured	No Opt. Call	AA	1,023,620
5,330	Total North Dakota			5,486,315

	Ohio – 2.6%

375	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 4.000%, 2/01/17	No Opt. Call	A–	395,378

685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	716,750

7,005	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009D, 2.250%, 8/01/29 (Mandatory put 9/15/16)	No Opt. Call	BBB–	7,071,406

595	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 2008C, 5.000%, 12/01/17	No Opt. Call	AA–	659,093

485	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	494,021

320	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.000%, 12/01/16	No Opt. Call	A	341,706

1,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.000%, 5/01/18 (ETM)	No Opt. Call	A– (4)	1,120,420

1,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Administrative Building Fund Projects, Series 2013A, 5.000%, 10/01/17	No Opt. Call	AA	1,099,280

1,035	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Series 2014A, 4.000%, 4/01/18	No Opt. Call	AA	1,122,872

Nuveen Investments	203

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,715	Ohio State, Capital Facilities Lease-Appropriation Bonds, Cultural & Sports Facilities Building Fund Projects, Series 2013B, 5.000%, 4/01/18	No Opt. Call	AA	$1,913,477

1,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2013A, 3.000%, 8/01/17	No Opt. Call	AA	1,047,820

510	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A, 4.000%, 1/15/16	No Opt. Call	A	522,296

1,170	University of Toledo, Ohio, General Receipts Bonds, Refunding Series 2010, 5.000%, 6/01/18	No Opt. Call	A1	1,302,467

1,000	Warren County, Ohio, Healthcare Facilities Revenue Bonds, Otterbein Homes Obligated Group, Refunding Series 2013A, 3.000%, 7/01/15	No Opt. Call	A	1,004,150
17,895	Total Ohio			18,811,136

	Oklahoma – 2.0%

2,765	Canadian County Independent School District 69, Mustang, Oklahoma, General Obligation Bond, Combined Purpose Series 2014, 2.000%, 6/01/18	No Opt. Call	AA–	2,832,079

895	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/16	No Opt. Call	A	939,840

2,525	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/18	No Opt. Call	A+	2,823,329

1,000	Edmond Public Works Authority, Oklahoma, Sales Tax and Utility Systems Revenue Bonds, Series 2014, 5.000%, 7/01/18	No Opt. Call	AA–	1,119,140

1,000	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A, 5.000%, 8/15/18	No Opt. Call	AA–	1,122,800

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Refunding Series 2015B:
550	4.000%, 6/01/17 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	579,233
860	4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	915,960

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A:
525	4.000%, 6/01/17 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	552,904
1,200	4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,278,084

2,000	Tulsa County Independent School District 11 Owasso, Oklahoma, General Obligation Bonds, Combined Purpose Series 2014, 2.000%, 6/01/18	No Opt. Call	AA–	2,052,200
13,320	Total Oklahoma			14,215,569

	Oregon – 1.3%

1,500	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Deferred Interest Series 2014A, 0.000%, 6/15/18	No Opt. Call	AA+	1,440,960

1,000	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013, 3.000%, 11/01/16	No Opt. Call	A1	1,033,950

660	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 4.000%, 9/01/15	No Opt. Call	A–	666,989

880	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Oregon, Series 2013A, 4.000%, 9/15/15	No Opt. Call	Baa2	890,199

2,850	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.000%, 8/15/15 – AGM Insured	No Opt. Call	AA	2,887,934

1,930	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011-21, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	2,106,170
8,820	Total Oregon			9,026,202

204	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 4.0%

$1,390	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Refunding Series 2010A, 5.000%, 1/01/16 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	$1,433,563

665	Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A, 3.000%, 7/01/18	No Opt. Call	A–	697,758

1,115	Corry Area School District, Erie County, Pennsylvania, General Obligation Bonds, Refunding Series 2014, 3.000%, 12/15/18	No Opt. Call	AA	1,179,068

800	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2014, 4.000%, 8/01/18	No Opt. Call	A+	874,896

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014:
300	2.000%, 7/01/17	No Opt. Call	BBB–	302,931
500	2.250%, 7/01/18	No Opt. Call	BBB–	506,000

	Economy Municipal Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2013:
350	3.000%, 12/15/17	No Opt. Call	AA	367,101
300	3.000%, 12/15/18	No Opt. Call	AA	316,149

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
125	4.000%, 6/01/15	No Opt. Call	Baa3	125,353
180	4.000%, 6/01/16	No Opt. Call	Baa3	185,585
185	4.000%, 6/01/17	No Opt. Call	Baa3	194,455
250	4.000%, 6/01/18	No Opt. Call	Baa3	266,048

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
360	3.000%, 5/01/15	No Opt. Call	N/R	360,018
300	5.000%, 5/01/16	No Opt. Call	BBB	310,173
1,000	5.000%, 5/01/18	No Opt. Call	BBB	1,060,720

1,000	Manheim Township School District, Lancaster County, Pennsylvania, General Obligation Bonds, Libor Index Rate Mode, Series 2014A, 0.520%, 5/01/25 (Mandatory put 5/01/18)	11/17 at 100.00	Aa3	1,002,350

420	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	A–	422,289

690	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/16	No Opt. Call	Baa3	708,464

1,135	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 0.850%, 11/01/41 (Mandatory put 5/01/16)	5/16 at 100.00	A	1,137,009

320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A, 3.000%, 7/01/15	No Opt. Call	BBB+	321,136

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A:
275	4.000%, 7/15/15	No Opt. Call	A–	276,942
825	5.000%, 7/15/17	No Opt. Call	A–	892,832

Nuveen Investments	205

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Higher Educational Facilities Authority, Revenue Refunding Bonds, Lock Haven University Foundation Student Housing Project, Series 2013A:
$610	2.000%, 7/01/15	No Opt. Call	BBB–	$610,195
540	3.000%, 7/01/16	No Opt. Call	BBB–	545,389
640	3.000%, 7/01/17	No Opt. Call	BBB–	650,784

400	Pennsylvania Higher Educational Facilities Authority, Widener University Revenue Bonds, Series 2014, 4.000%, 7/15/17	No Opt. Call	A–	425,528

1,350	Philadelphia Authority for Industrial Development, Pennsylvania, Lease Revenue Bonds, Refunding Series 2014B, 4.000%, 10/01/17	No Opt. Call	A+	1,448,564

1,070	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Eighth Series 2009A, 5.000%, 8/01/16	No Opt. Call	A–	1,125,726

1,275	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014B, 4.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	1,390,770

2,900	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/18 – AGM Insured	No Opt. Call	AA	3,299,996

1,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System First Lien Revenue Refunding Bonds, Series 2013A, 4.000%, 9/01/16 – AGM Insured	No Opt. Call	AA	1,048,090

250	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2014A, 5.000%, 6/01/18	No Opt. Call	Aa3	278,010

	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Harrisburg Area Community College Project, Series 2014B2:
1,090	3.000%, 10/01/17	No Opt. Call	AA	1,137,164
1,255	4.000%, 10/01/18	No Opt. Call	AA	1,357,646

	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,385	4.000%, 8/01/15	No Opt. Call	BBB+	1,393,310
1,440	4.250%, 8/01/16	No Opt. Call	BBB+	1,481,414
27,690	Total Pennsylvania			29,133,426

	Rhode Island – 0.4%

270	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Refunding Bonds, University of Rhode Island General Revenue Bonds, Series 2013A, 3.000%, 9/15/16	No Opt. Call	Aa3	278,443

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Board of Education Auxiliary Enterprise, Refunding Series 2013D:
650	5.000%, 9/15/16	No Opt. Call	A2	687,616
1,020	5.000%, 9/15/17	No Opt. Call	A2	1,112,830

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Board of Education Educational & General, Refunding Series 2013B:
250	3.000%, 9/15/16	No Opt. Call	A1	257,643
555	3.000%, 9/15/17	No Opt. Call	A1	579,831

250	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Senior Series 2013A, 4.000%, 12/01/15 (Alternative Minimum Tax)	No Opt. Call	A+	255,453
2,995	Total Rhode Island			3,171,816

	South Carolina – 1.0%

2,390	Charleston County, South Carolina, General Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/18	No Opt. Call	AAA	2,688,463

206	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$1,125	Coastal Carolina University, South Carolina, Higher Education Revenue Bonds, Series 2015, 5.000%, 6/01/18	No Opt. Call	A1	$1,254,971

500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/15	No Opt. Call	BBB+	505,310

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,520	3.000%, 8/01/15	No Opt. Call	BBB+	1,527,630
1,060	5.000%, 8/01/16	No Opt. Call	BBB+	1,112,290
6,595	Total South Carolina			7,088,664

	South Dakota – 0.7%

1,000	Sioux Falls School District 49-5, Minnehaha and Lincoln Counties, South Dakota, General Obligation Bonds, Refunding Certificate Series 2012, 4.000%, 1/01/18	No Opt. Call	AA–	1,081,300

1,305	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 4.500%, 11/01/15	No Opt. Call	A+	1,333,345

500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 3.000%, 11/01/18	No Opt. Call	A+	530,860

730	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community, Series 2012, 3.500%, 9/01/16	No Opt. Call	A	750,644

1,225	South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds, Series 2013A, 1.600%, 5/01/18	No Opt. Call	Aa3	1,234,016
4,760	Total South Dakota			4,930,165

	Tennessee – 1.5%

1,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A	1,049,980

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–	1,506,552

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,050	2.000%, 11/01/15	No Opt. Call	BBB+	1,056,321
1,000	3.000%, 11/01/16	No Opt. Call	BBB+	1,026,670

700	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2014A, 5.000%, 5/15/18	No Opt. Call	AA+	785,155

1,500	Metropolitan Government of Nashville-Davidson County, Tennessee, Exempt Facilities Revenue Bonds, Waste Management Inc., Series 2001, 1.500%, 8/01/31 (Mandatory put 8/01/17) (Alternative Minimum Tax)	8/16 at 102.00	A–	1,495,410

1,800	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/16	No Opt. Call	A+	1,891,494

1,710	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.000%, 9/01/17 – AGM Insured	No Opt. Call	AA	1,874,656
10,050	Total Tennessee			10,686,238

	Texas – 3.8%

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
870	4.000%, 9/01/17	No Opt. Call	AA–	930,230
1,000	4.000%, 9/01/18	No Opt. Call	AA–	1,086,350

Nuveen Investments	207

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2009A, 5.000%, 11/01/21	11/16 at 100.00	A+	$1,070,560

3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	A+	3,197,760

1,525	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,718,858

645	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/17	No Opt. Call	A+	712,557

800	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/17	No Opt. Call	Baa3	854,920

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
590	4.000%, 11/15/17	No Opt. Call	A3	630,238
2,415	4.000%, 11/15/18	No Opt. Call	A3	2,610,108

1,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 4.000%, 7/01/15	No Opt. Call	BB–	1,000,540

310	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/18	No Opt. Call	A2	346,847

500	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/18	No Opt. Call	AA–	562,580

735	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 3.000%, 12/01/18	No Opt. Call	Baa2	739,425

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

125	4.000%, 4/01/18 – AGM Insured	No Opt. Call	AA	133,560
300	4.000%, 4/01/19 – AGM Insured	No Opt. Call	AA	322,980

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A:
1,425	4.000%, 9/01/15 – AGC Insured	No Opt. Call	AA	1,441,445
1,260	4.000%, 9/01/16 – AGC Insured	No Opt. Call	AA	1,313,714
1,425	4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA	1,557,539

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2013:
730	3.000%, 9/01/15	No Opt. Call	A	735,833
490	4.000%, 9/01/16	No Opt. Call	A	510,418

400	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/15	No Opt. Call	AA–	405,476

3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/16	No Opt. Call	A3	3,169,140

2,210	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/19	No Opt. Call	AAA	2,537,920
25,755	Total Texas			27,588,998

208	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah – 0.6%

$2,345	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Subordinate Lien Refunding Series 2014, 5.000%, 7/01/18	No Opt. Call	AA–	$2,632,966

2,000	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2014A, 1.350%, 6/15/17	12/16 at 100.00	A+	2,018,580
4,345	Total Utah			4,651,546

	Vermont – 0.1%

745	Vermont Housing Finance Agency, Multiple Purpose Bonds, Series 2012B, 1.900%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	753,553

	Virgin Islands – 1.0%

360	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/15 – FGIC Insured	No Opt. Call	AA–	366,102

5,315	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 3.000%, 10/01/17	No Opt. Call	BBB+	5,495,284

1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/19	No Opt. Call	BBB	1,157,999
6,710	Total Virgin Islands			7,019,385

	Virginia – 1.3%

1,100	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 3.000%, 3/01/16	No Opt. Call	N/R	1,103,135

2,620	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.000%, 6/15/17	No Opt. Call	Baa1	2,787,601

1,275	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 4.000%, 11/01/16	No Opt. Call	A	1,336,302

3,500	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2014A, 5.000%, 10/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	3,847,025
8,495	Total Virginia			9,074,063

	Washington – 2.0%

4,130	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/18	No Opt. Call	Aa1	4,646,828

	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
700	3.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	722,225
860	3.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	892,921

1,000	Port of Seattle, Washington, Revenue Bonds, Refunding Inter-Lien Series 2010C, 5.000%, 2/01/16	No Opt. Call	A+	1,036,260

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
470	4.000%, 12/01/16	No Opt. Call	Baa2	488,908
1,425	4.000%, 12/01/17	No Opt. Call	Baa2	1,502,235
610	5.000%, 12/01/18	No Opt. Call	Baa2	670,305

205	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/16 (ETM)	No Opt. Call	N/R (4)	216,201

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
320	5.000%, 11/15/17	No Opt. Call	A+	353,043
450	5.000%, 11/15/18	No Opt. Call	A+	508,244

Nuveen Investments	209

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$275	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 4.000%, 10/01/16	No Opt. Call	Baa1	$285,387

900	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	906,975

500	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 5.000%, 1/01/18	No Opt. Call	A	541,440

500	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 3.000%, 7/01/15	No Opt. Call	A–	501,670

1,010	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Refunding Series 2012, 5.000%, 7/01/18	No Opt. Call	AA+	1,137,068
13,355	Total Washington			14,409,710

	West Virginia – 0.5%

3,750	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	Baa1	3,790,538

	Wisconsin – 1.6%

1,980	Maple School District, Douglas and Bayfield Counties, Wisconsin, General Obligation Bonds, Refunding Series 2015A, 2.000%, 4/01/18	No Opt. Call	A1	2,031,064

455	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/17	No Opt. Call	Aa3	501,733

230	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 1.250%, 8/15/25 (Mandatory put 8/15/17)	8/17 at 100.00	A	231,392

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.000%, 4/15/16	No Opt. Call	A	1,040,320

1,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2013A, 3.000%, 8/15/15	No Opt. Call	BBB–	1,055,177

530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015, 3.000%, 12/01/18	No Opt. Call	A+	559,362

610	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/17	No Opt. Call	A–	647,912

700	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/18	No Opt. Call	AA–	789,103

290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Series 2010A, 5.000%, 8/15/15	No Opt. Call	AA	294,054

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Watertown Regional Medical Center, Inc., Series 2012, 2.000%, 9/01/16	No Opt. Call	BBB+	506,645

200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 2.750%, 10/01/17	No Opt. Call	N/R	199,116

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
200	4.000%, 5/01/16	No Opt. Call	BBB	206,282
385	4.000%, 5/01/17	No Opt. Call	BBB	405,817
375	4.000%, 5/01/18	No Opt. Call	BBB	399,750
300	4.000%, 5/01/19	No Opt. Call	BBB	321,438

210	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
$435	5.000%, 12/15/17	No Opt. Call	AA–	$480,401
350	5.000%, 12/15/18	No Opt. Call	AA–	396,141

1,300	Wisconsin State, Master Lease Certificates of Participation, Series 2014A, 5.000%, 3/01/18	No Opt. Call	AA–	1,440,946
10,890	Total Wisconsin			11,506,653

	Wyoming – 0.1%

	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011:
530	4.000%, 9/15/15	No Opt. Call	A3	535,777
300	4.000%, 9/15/16	No Opt. Call	A3	310,521
830	Total Wyoming			846,298
$667,695	Total Long-Term Investments (cost $701,570,107)			707,143,026

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.3%

	MUNICIPAL BONDS – 1.3%

	National – 0.2%

$1,500	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C, Variable Rate Demand Obligations, Series 2014, 0.810%, 11/15/17 (6)	No Opt. Call	A+	$1,500,000

	Arizona – 0.8%

5,500	Glendale Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Friendship Retirement Corporation, Variable Rate Demand Obligations, Senior Lien, Series 1997, 0.220%, 1/01/27 (6)	8/15 at 100.00	A-1	5,500,000

	Florida – 0.2%

1,200	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1, 1.000%, 5/01/15	No Opt. Call	BBB	1,200,000

	Iowa – 0.1%

1,000	Iowa Higher Education Loan Authority, Revenue Anticipation Notes, University of Dubuque, Private Education Working Capital Loan Program Series 2014A, 2.000%, 5/14/15	No Opt. Call	SP-1	1,000,550
$9,200	Total Short-Term Investments (cost $9,200,460)			9,200,550
	Total Investments (cost $710,770,567) – 99.4%			716,343,576
	Other Assets Less Liabilities – 0.6%			4,427,736
	Net Assets – 100%			$720,771,312

Nuveen Investments	211

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.50% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.0% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.1% coupon and May 15, 2014 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and the Fund has ceased accruing additional income.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

212	Nuveen Investments

Statement of

Assets and Liabilities	April 30, 2015

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $2,201,274,800, $55,309,840, $4,188,021,341, $3,830,402,447 and $701,570,107, respectively)	$2,411,788,064	$56,591,781	$4,399,675,295	$3,923,113,570	$707,143,026
Short-term investments, at value (cost $19,385,000, $—, $2,740,000, $31,039,394 and $9,200,460, respectively)	19,420,251	—	2,751,946	31,047,721	9,200,550
Cash	7,024,788	77,944	6,133,307	1,033,855	62,226
Cash collateral at brokers(1)	—	310,000	—	—	—
Credit default swaps premiums paid	—	96,050	—	—	—
Unrealized appreciation on credit default swaps	—	42,805	—	—	—
Receivable for:
Interest	36,147,184	750,584	60,953,964	51,095,315	8,026,262
Investments sold	34,504,316	132,719	17,441,951	15,400,632	—
Shares sold	7,855,527	20,029	7,625,228	8,056,478	1,505,611
Other assets	370,678	41,887	583,576	342,957	58,529
Total assets	2,517,110,808	58,063,799	4,495,165,267	4,030,090,528	725,996,204
Liabilities
Floating rate obligations	6,525,000	—	—	—	—
Unrealized depreciation on consumer price index swaps	—	4,506,113	—	—	—
Payable for:
Dividends	2,690,273	2,062	3,798,128	2,007,534	339,652
Investments purchased	1,068,196	—	3,193,270	46,948,777	66,125
Shares redeemed	4,238,947	61,368	7,080,950	7,744,010	4,359,479
Accrued expenses:
Management fees	869,619	7,014	1,521,832	1,155,143	247,580
Directors/Trustees fees	314,222	484	537,381	263,218	23,276
12b-1 distribution and service fees	405,115	9,922	222,356	475,104	40,746
Other	400,405	48,347	753,284	699,595	148,034
Total liabilities	16,511,777	4,635,310	17,107,201	59,293,381	5,224,892
Net assets	$2,500,599,031	$53,428,489	$4,478,058,066	$3,970,797,147	$720,771,312
Class A Shares
Net assets	$989,476,570	$24,103,752	$773,091,099	$1,168,645,828	$184,316,880
Shares outstanding	85,509,581	2,268,135	83,853,353	105,299,753	18,230,823
Net asset value (“NAV”) per share	$11.57	$10.63	$9.22	$11.10	$10.11
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$12.08	$10.96	$9.51	$11.38	$10.37
Class C Shares
Net assets	$48,472,339	$1,343,988	$17,705,511	$51,973,248	$4,615,412
Shares outstanding	4,186,850	126,606	1,918,074	4,700,913	457,146
NAV and offering price per share	$11.58	$10.62	$9.23	$11.06	$10.10
Class C2 Shares
Net assets	$328,648,954	$7,696,938	$112,700,279	$528,286,608	$16,523,660
Shares outstanding	28,391,635	724,560	12,196,211	47,757,183	1,636,177
NAV and offering price per share	$11.58	$10.62	$9.24	$11.06	$10.10
Class I Shares
Net assets	$1,134,001,168	$20,283,811	$3,574,561,177	$2,221,891,463	$515,315,360
Shares outstanding	97,614,086	1,905,559	386,635,743	201,125,452	50,951,417
NAV and offering price per share	$11.62	$10.64	$9.25	$11.05	$10.11
Net assets consist of:
Capital paid-in	$2,371,385,579	$59,971,237	$4,267,647,223	$3,890,285,103	$716,045,653
Undistributed (Over-distribution of) net investment income	4,521,694	99,376	9,161,486	4,523,031	(229,666)
Accumulated net realized gain (loss)	(85,856,757)	(3,460,757)	(10,416,543)	(16,730,437)	(617,684)
Net unrealized appreciation (depreciation)	210,548,515	(3,181,367)	211,665,900	92,719,450	5,573,009
Net assets	$2,500,599,031	$53,428,489	$4,478,058,066	$3,970,797,147	$720,771,312
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.01	$0.001	$0.01	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives in addition to the Fund’s securities pledged as collateral as noted in the Fund’s portfolio of investments.

See accompanying notes to financial statements.

Nuveen Investments	213

Statement of

Operations	Year Ended April 30, 2015

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Investment Income	$111,105,321	$2,089,925	$162,589,141	$97,227,928	$13,176,081
Expenses
Management fees	10,034,073	299,057	18,711,232	13,796,453	3,174,430
12b-1 service fees – Class A Shares(1)	1,873,607	55,560	1,984,281	2,387,265	397,399
12b-1 distribution and service fees – Class C Shares	242,239	8,320	93,757	304,329	27,411
12b-1 distribution and service fees – Class C2 Shares	2,570,263	67,488	900,467	3,172,104	120,997
Shareholder servicing agent fees	983,092	34,133	2,273,215	1,441,019	226,026
Interest expense	35,540	—	—	—	—
Custodian fees	357,538	50,105	684,449	575,347	328,854
Directors/Trustees fees	72,234	2,331	135,667	116,683	24,661
Professional fees	106,612	30,616	180,915	131,836	73,736
Shareholder reporting expenses	216,197	16,645	442,543	432,794	43,376
Federal and state registration fees	176,170	62,843	256,613	209,825	85,682
Other	101,308	9,203	168,908	145,666	15,628
Total expenses before fee waiver/expense reimbursement	16,768,873	636,301	25,832,047	22,713,321	4,518,200
Fee waiver/expense reimbursement	—	(140,952)	—	(76,082)	(12,335)
Net expenses	16,768,873	495,349	25,832,047	22,637,239	4,505,865
Net investment income (loss)	94,336,448	1,594,576	136,757,094	74,590,689	8,670,216
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,973,367	550,399	7,526,894	520,320	(351,346)
Swaps	—	(1,151,952)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	60,142,510	1,630,602	37,060,350	(7,554,609)	(2,582,077)
Swaps	—	(2,088,468)	—	—	—
Net realized and unrealized gain (loss)	69,115,877	(1,059,419)	44,587,244	(7,034,289)	(2,933,423)
Net increase (decrease) in net assets from operations	$163,452,325	$535,157	$181,344,338	$67,556,400	$5,736,793

(1)	Includes 12b-1 distribution and service fees incurred on All American’s and Intermediate Duration’s Class B Shares during the period. Class B Shares of All American and Intermediate Duration converted to Class A Shares at the close of business on June 23, 2014, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

214	Nuveen Investments

Statement of

Changes in Net Assets

	All-American		Inflation Protected
	Year Ended 4/30/15	Year Ended 4/30/14	Year Ended 4/30/15	Year Ended 4/30/14
Operations
Net investment income (loss)	$94,336,448	$107,491,461	$1,594,576	$2,116,268
Net realized gain (loss) from:
Investments	8,973,367	(49,447,036)	550,399	(1,626,649)
Swaps	—	—	(1,151,952)	(1,151,072)
Change in net unrealized appreciation (depreciation) of:
Investments	60,142,510	(115,133,862)	1,630,602	(2,987,472)
Swaps	—	—	(2,088,468)	(1,296,982)
Net increase (decrease) in net assets from operations	163,452,325	(57,089,437)	535,157	(4,945,907)
Distributions to Shareholders
From net investment income:
Class A Shares(1)	(38,795,730)	(41,233,306)	(678,852)	(981,814)
Class B Shares	—	(99,506)	—	—
Class C Shares(2)	(800,859)	(16,146)	(13,507)	(470)
Class C2 Shares(3)	(12,441,818)	(14,101,670)	(170,443)	(211,076)
Class I Shares	(45,483,221)	(44,641,920)	(697,354)	(733,286)
Decrease in net assets from distributions to shareholders	(97,521,628)	(100,092,548)	(1,560,156)	(1,926,646)
Fund Share Transactions
Proceeds from sale of shares	524,467,148	418,658,782	22,696,064	33,875,438
Proceeds from shares issued to shareholders due to reinvestment of distributions	65,321,832	67,022,468	1,534,007	1,877,397
	589,788,980	485,681,250	24,230,071	35,752,835
Cost of shares redeemed	(384,732,110)	(1,112,102,624)	(34,057,788)	(76,635,434)
Net increase (decrease) in net assets from Fund share transactions	205,056,870	(626,421,374)	(9,827,717)	(40,882,599)
Net increase (decrease) in net assets	270,987,567	(783,603,359)	(10,852,716)	(47,755,152)
Net assets at the beginning of period	2,229,611,464	3,013,214,823	64,281,205	112,036,357
Net assets at the end of period	$2,500,599,031	$2,229,611,464	$53,428,489	$64,281,205
Undistributed (Over-distribution of) net investment income at the end of period	$4,521,694	$7,818,433	$99,376	$89,533

(1)	Includes distributions to shareholders of Class B Shares during the year ended April 30, 2015. Class B Shares of All-American converted to Class A Shares at the close of business on June 23, 2014, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

(2)	Established and commenced operations on February 10, 2014.

(3)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.

See accompanying notes to financial statements.

Nuveen Investments	215

Statement of Changes in Net Assets (continued)

	Intermediate Duration		Limited Term
	Year Ended 4/30/15	Year Ended 4/30/14	Year Ended 4/30/15	Year Ended 4/30/14
Operations
Net investment income (loss)	$136,757,094	$128,851,379	$74,590,689	$74,775,968
Net realized gain (loss) from:
Investments	7,526,894	(5,101,078)	520,320	(4,617,663)
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	37,060,350	(105,739,417)	(7,554,609)	(52,891,617)
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	181,344,338	18,010,884	67,556,400	17,266,688
Distributions to Shareholders
From net investment income:
Class A Shares(1)	(28,640,186)	(19,186,975)	(22,511,391)	(25,337,930)
Class B Shares	—	(35,487)	—	—
Class C Shares(2)	(192,477)	(5,649)	(404,357)	(14,519)
Class C2 Shares(3)	(2,849,160)	(3,471,647)	(8,764,069)	(10,195,064)
Class I Shares	(105,729,977)	(101,637,242)	(42,100,723)	(34,775,272)
Decrease in net assets from distributions to shareholders	(137,411,800)	(124,337,000)	(73,780,540)	(70,322,785)
Fund Share Transactions
Proceeds from sale of shares	1,309,069,536	1,313,738,074	1,464,411,917	1,625,969,490
Proceeds from shares issued to shareholders due to reinvestment of distributions	91,558,445	80,864,299	48,558,051	45,185,752
	1,400,627,981	1,394,602,373	1,512,969,968	1,671,155,242
Cost of shares redeemed	(1,183,673,670)	(1,263,883,765)	(1,229,233,296)	(1,634,003,530)
Net increase (decrease) in net assets from Fund share transactions	216,954,311	130,718,608	283,736,672	37,151,712
Net increase (decrease) in net assets	260,886,849	24,392,492	277,512,532	(15,904,385)
Net assets at the beginning of period	4,217,171,217	4,192,778,725	3,693,284,615	3,709,189,000
Net assets at the end of period	$4,478,058,066	$4,217,171,217	$3,970,797,147	$3,693,284,615
Undistributed (Over-distribution of) net investment income at the end of period	$9,161,486	$9,990,782	$4,523,031	$3,808,257

(1)	Includes distributions to shareholders of Class B Shares during the year ended April 30, 2015. Class B Shares of Intermediate Duration converted to Class A Shares at the close of business on June 23, 2014, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

(2)	Established and commenced operations on February 10, 2014.

(3)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.

See accompanying notes to financial statements.

216	Nuveen Investments

	Short Term
	Year Ended 4/30/15	Year Ended 4/30/14
Operations
Net investment income (loss)	$8,670,216	$8,286,952
Net realized gain (loss) from:
Investments	(351,346)	(74,202)
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(2,582,077)	(2,086,107)
Swaps	—	—
Net increase (decrease) in net assets from operations	5,736,793	6,126,643
Distributions to Shareholders
From net investment income:
Class A Shares	(1,918,292)	(2,195,247)
Class B Shares	—	—
Class C Shares(2)	(15,985)	(516)
Class C2 Shares(3)	(136,183)	(246,169)
Class I Shares	(6,417,765)	(6,085,756)
Decrease in net assets from distributions to shareholders	(8,488,225)	(8,527,688)
Fund Share Transactions
Proceeds from sale of shares	385,939,783	655,155,533
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,909,343	3,537,642
	389,849,126	658,693,175
Cost of shares redeemed	(393,789,816)	(424,622,088)
Net increase (decrease) in net assets from Fund share transactions	(3,940,690)	234,071,087
Net increase (decrease) in net assets	(6,692,122)	231,670,042
Net assets at the beginning of period	727,463,434	495,793,392
Net assets at the end of period	$720,771,312	$727,463,434
Undistributed (Over-distribution of) net investment income at the end of period	$(229,666)	$(236,247)

(2)	Established and commenced operations on February 10, 2014.

(3)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.

See accompanying notes to financial statements.

Nuveen Investments	217

Financial

Highlights

All-American

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
2015	$11.23	$0.46	$0.36	$0.82	$(0.48)	$—	$(0.48)	$11.57
2014	11.76	0.49	(0.56)	(0.07)	(0.46)	—	(0.46)	11.23
2013	11.36	0.47	0.41	0.88	(0.48)	—	(0.48)	11.76
2012	10.24	0.54	1.13	1.67	(0.55)	—	(0.55)	11.36
2011	10.63	0.56	(0.40)	0.16	(0.55)	—	(0.55)	10.24
Class C (2/14)
2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58
2014(e)	10.99	0.02	0.32	0.34	(0.09)	—	(0.09)	11.24
Class C2 (6/93)(f)
2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58
2014	11.76	0.43	(0.55)	(0.12)	(0.40)	—	(0.40)	11.24
2013	11.37	0.40	0.41	0.81	(0.42)	—	(0.42)	11.76
2012	10.24	0.48	1.14	1.62	(0.49)	—	(0.49)	11.37
2011	10.63	0.50	(0.39)	0.11	(0.50)	—	(0.50)	10.24
Class I (2/97)
2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62
2014	11.80	0.51	(0.55)	(0.04)	(0.48)	—	(0.48)	11.28
2013	11.40	0.49	0.41	0.90	(0.50)	—	(0.50)	11.80
2012	10.28	0.55	1.14	1.69	(0.57)	—	(0.57)	11.40
2011	10.67	0.58	(0.39)	0.19	(0.58)	—	(0.58)	10.28

218	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

7.38%	$989,477	0.71%		0.71%		4.01%		18%
(0.42)	907,137	0.72		0.72		4.46		13
7.83	1,230,356	0.72		0.72		4.01		17
16.68	969,745	0.78		0.77		4.98		18
1.53	350,778	0.78		0.78		5.34		26

6.54	48,472	1.51		1.51		3.09		18
3.06	4,923	1.50	*	1.50	*	3.39	*	13

6.82	328,649	1.26		1.26		3.47		18
(0.90)	353,220	1.27		1.27		3.91		13
7.17	494,747	1.27		1.27		3.45		17
16.14	361,364	1.33		1.32		4.43		18
0.99	167,535	1.33		1.33		4.78		26

7.57	1,134,001	0.51		0.51		4.21		18
(0.14)	962,101	0.52		0.52		4.66		13
8.03	1,283,660	0.52		0.52		4.22		17
16.71	1,120,747	0.56		0.55		5.13		18
1.84	93,633	0.58		0.58		5.53		26

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	219

Financial Highlights (continued)

Inflation Protected

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/11)
2015	$10.77	$0.27	$(0.14)	$0.13	$(0.27)	$—	$(0.27)	$10.63
2014	11.31	0.26	(0.55)	(0.29)	(0.25)	—	(0.25)	10.77
2013	11.01	0.24	0.35	0.59	(0.28)	(0.01)	(0.29)	11.31
2012	10.36	0.33	0.66	0.99	(0.34)	—	(0.34)	11.01
2011(d)	10.00	0.04	0.34	0.38	(0.02)	—	(0.02)	10.36
Class C (2/14)
2015	10.76	0.18	(0.14)	0.04	(0.18)	—	(0.18)	10.62
2014(f)	10.61	0.02	0.17	0.19	(0.04)	—	(0.04)	10.76
Class C2 (3/11)(g)
2015	10.76	0.21	(0.14)	0.07	(0.21)	—	(0.21)	10.62
2014	11.30	0.21	(0.57)	(0.36)	(0.18)	—	(0.18)	10.76
2013	11.00	0.18	0.35	0.53	(0.22)	(0.01)	(0.23)	11.30
2012	10.36	0.27	0.66	0.93	(0.29)	—	(0.29)	11.00
2011(d)	10.00	0.03	0.35	0.38	(0.02)	—	(0.02)	10.36
Class I (3/11)
2015	10.78	0.29	(0.15)	0.14	(0.28)	—	(0.28)	10.64
2014	11.32	0.29	(0.57)	(0.28)	(0.26)	—	(0.26)	10.78
2013	11.01	0.26	0.36	0.62	(0.30)	(0.01)	(0.31)	11.32
2012	10.37	0.35	0.65	1.00	(0.36)	—	(0.36)	11.01
2011(d)	10.00	0.05	0.34	0.39	(0.02)	—	(0.02)	10.37

220	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.14%	$24,104	0.99%		2.26%		0.77%		2.48%		20%
(2.53)	28,862	0.96		2.29		0.77		2.49		19
5.39	61,926	1.01		1.87		0.77		2.11		9
9.74	7,339	1.46		2.44		0.78		3.13		14
3.82	1,801	4.87	*	(1.27	)*	0.78	*	2.83	*	6

0.31	1,344	1.80		1.41		1.57		1.65		20
1.79	238	1.69	*	1.66	*	1.59	*	1.75	*	19

0.59	7,697	1.54		1.72		1.32		1.94		20
(3.10)	10,221	1.52		1.76		1.32		1.96		19
4.81	15,064	1.57		1.33		1.32		1.58		9
9.07	4,209	2.03		1.87		1.33		2.57		14
3.78	1,727	5.44	*	(1.82	)*	1.33	*	2.28	*	6

1.31	20,284	0.78		2.46		0.57		2.68		20
(2.36)	24,960	0.77		2.52		0.57		2.72		19
5.65	35,046	0.82		2.10		0.57		2.35		9
9.82	6,704	1.22		2.64		0.58		3.28		14
3.93	1,728	4.69	*	(1.07	)*	0.58	*	3.03	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	221

Financial Highlights (continued)

Intermediate Duration

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
2015	$9.13	$0.26	$0.10	$0.36	(0.27)	$—	$(0.27)	$9.22
2014	9.38	0.29	(0.26)	0.03	(0.28)	—	(0.28)	9.13
2013	9.25	0.30	0.14	0.44	(0.31)	—	(0.31)	9.38
2012	8.84	0.34	0.42	0.76	(0.35)	—	(0.35)	9.25
2011	8.98	0.34	(0.14)	0.20	(0.34)	—	(0.34)	8.84
Class C (2/14)
2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23
2014(f)	9.05	0.01	0.12	0.13	(0.04)	—	(0.04)	9.14
Class C2 (6/95)(g)
2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24
2014	9.41	0.24	(0.27)	(0.03)	(0.23)	—	(0.23)	9.15
2013	9.27	0.25	0.15	0.40	(0.26)	—	(0.26)	9.41
2012	8.87	0.29	0.41	0.70	(0.30)	—	(0.30)	9.27
2011	9.01	0.29	(0.14)	0.15	(0.29)	—	(0.29)	8.87
Class I (11/76)
2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25
2014	9.41	0.31	(0.26)	0.05	(0.30)	—	(0.30)	9.16
2013	9.27	0.32	0.15	0.47	(0.33)	—	(0.33)	9.41
2012	8.86	0.36	0.41	0.77	(0.36)	—	(0.36)	9.27
2011	9.00	0.36	(0.15)	0.21	(0.35)	—	(0.35)	8.86

222	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.95%	$773,091	0.70%		0.70%		2.86%		19%
0.39	876,456	0.70		0.70		3.20		17
4.83	512,139	0.70		0.70		3.24		15
8.68	450,036	0.72		0.72		3.70		10
2.21	373,176	0.74		0.74		3.82		6

3.14	17,706	1.50		1.50		2.03		19
1.49	2,412	1.49	*	1.49	*	2.17	*	17

3.40	112,700	1.25		1.25		2.32		19
(0.25)	126,951	1.25		1.25		2.65		17
4.39	158,004	1.25		1.25		2.69		15
7.96	134,478	1.27		1.27		3.14		10
1.66	110,310	1.29		1.29		3.27		6

4.14	3,574,561	0.50		0.50		3.07		19
0.59	3,210,180	0.50		0.50		3.40		17
5.13	3,520,696	0.50		0.50		3.44		15
8.87	3,039,743	0.52		0.52		3.91		10
2.41	2,013,504	0.54		0.54		4.02		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	223

Financial Highlights (continued)

Limited Term

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
2015	$11.12	$0.21	$(0.02)	$0.19	$(0.21)	$—	$(0.21)	$11.10
2014	11.27	0.22	(0.16)	0.06	(0.21)	—	(0.21)	11.12
2013	11.20	0.24	0.07	0.31	(0.24)	—	(0.24)	11.27
2012	10.85	0.29	0.34	0.63	(0.28)	—	(0.28)	11.20
2011	10.85	0.30	(0.01)	0.29	(0.29)	—	(0.29)	10.85
Class C (2/14)
2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06
2014(f)	11.06	0.01	0.04	0.05	(0.03)	—	(0.03)	11.08
Class C2 (12/95)(g)
2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06
2014	11.23	0.18	(0.16)	0.02	(0.17)	—	(0.17)	11.08
2013	11.15	0.20	0.08	0.28	(0.20)	—	(0.20)	11.23
2012	10.81	0.25	0.34	0.59	(0.25)	—	(0.25)	11.15
2011	10.82	0.26	(0.02)	0.24	(0.25)	—	(0.25)	10.81
Class I (2/97)
2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05
2014	11.21	0.24	(0.16)	0.08	(0.23)	—	(0.23)	11.06
2013	11.13	0.26	0.08	0.34	(0.26)	—	(0.26)	11.21
2012	10.79	0.31	0.33	0.64	(0.30)	—	(0.30)	11.13
2011	10.79	0.32	(0.01)	0.31	(0.31)	—	(0.31)	10.79

224	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.72%	$1,168,646	0.64%		0.64%		1.89%		0.64%		0.64%		1.89%		20%
0.55	1,279,131	0.65		0.65		1.99		0.65		0.65		1.99		20
2.79	1,438,077	0.66		0.66		2.10		0.66		0.66		2.10		12
5.88	1,113,802	0.66		0.66		2.63		0.66		0.66		2.63		12
2.68	953,517	0.68		0.68		2.72		0.68		0.68		2.72		13

1.18	51,973	1.43		1.43		1.07		1.18		1.18		1.32		20
0.49	9,695	1.43	*	1.43	*	1.10	*	1.18	*	1.18	*	1.35	*	20

1.34	528,287	0.99		0.99		1.54		0.99		0.99		1.54		20
0.17	623,242	1.00		1.00		1.64		1.00		1.00		1.64		20
2.51	721,302	1.01		1.01		1.76		1.01		1.01		1.76		12
5.45	641,602	1.01		1.01		2.29		1.01		1.01		2.29		12
2.26	566,098	1.03		1.03		2.37		1.03		1.03		2.37		13

1.99	2,221,891	0.44		0.44		2.09		0.44		0.44		2.09		20
0.72	1,781,216	0.45		0.45		2.19		0.45		0.45		2.19		20
3.07	1,549,809	0.46		0.46		2.31		0.46		0.46		2.31		12
6.00	1,196,319	0.46		0.46		2.83		0.46		0.46		2.83		12
2.87	812,730	0.48		0.48		2.92		0.48		0.48		2.92		13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	225

Financial Highlights (continued)

Short Term

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
Year Ended 4/30
2015	$10.15	$0.10		$(0.04)	$0.06	$(0.10)	$—	$(0.10)	$10.11
2014	10.20	0.12		(0.05)	0.07	(0.12)	—	(0.12)	10.15
2013	10.19	0.15		0.04	0.19	(0.18)	—	(0.18)	10.20
2012	9.98	0.20		0.21	0.41	(0.20)	—	(0.20)	10.19
2011(d)	9.98	0.16		(0.02)	0.14	(0.14)	—	(0.14)	9.98
Year Ended 6/30
2010	9.74	0.20		0.22	0.42	(0.18)	—	(0.18)	9.98
Class C (2/14)
Year Ended 4/30
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014(g)	10.15	—	**	0.01	0.01	(0.02)	—	(0.02)	10.14
Class C2 (8/11)(h)
Year Ended 4/30
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014	10.18	0.08		(0.03)	0.05	(0.09)	—	(0.09)	10.14
2013	10.18	0.11		0.03	0.14	(0.14)	—	(0.14)	10.18
2012(e)	10.13	0.10		0.06	0.16	(0.11)	—	(0.11)	10.18
Class I (10/02)
Year Ended 4/30
2015	10.15	0.12		(0.04)	0.08	(0.12)	—	(0.12)	10.11
2014	10.20	0.14		(0.05)	0.09	(0.14)	—	(0.14)	10.15
2013	10.19	0.18		0.03	0.21	(0.20)	—	(0.20)	10.20
2012	9.98	0.23		0.20	0.43	(0.22)	—	(0.22)	10.19
2011(d)	9.98	0.17		(0.02)	0.15	(0.15)	—	(0.15)	9.98
Year Ended 6/30
2010	9.74	0.20		0.24	0.44	(0.20)	—	(0.20)	9.98

226	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

0.57%	$184,317	0.71%		0.97%		0.71%		0.97%		36%
0.74	201,145	0.71		1.16		0.71		1.16		35
1.88	101,836	0.73		1.49		0.73		1.49		30
4.15	34,793	0.73		2.01		0.73		2.01		39
1.41	7,790	0.89	*	1.73	*	0.71	*	1.91	*	21

4.38	7,168	1.06		1.49		0.74		1.81		45

0.22	4,615	1.50		0.16		1.05		0.61		36
0.08	822	1.57	*	0.18	*	1.08	*	0.63	*	35

0.22	16,524	1.06		0.63		1.06		0.63		36
0.48	28,134	1.06		0.82		1.06		0.82		35
1.42	10,618	1.08		1.10		1.08		1.10		30
1.61	1,026	1.07	*	1.49	*	1.07	*	1.49	*	39

0.75	515,315	0.50		1.17		0.50		1.17		36
0.92	497,363	0.51		1.37		0.51		1.37		35
2.06	383,339	0.53		1.74		0.53		1.74		30
4.33	304,109	0.53		2.27		0.53		2.27		39
1.54	277,347	0.67	*	1.94	*	0.55	*	2.06	*	21

4.53	310,783	0.81		1.74		0.59		1.96		45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the ten months ended April 30, 2011.
(e)	For the period August 31, 2011 (commencement of operations) through April 30, 2012.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	227

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, with the exception of Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is April 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended April 30, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisor, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. All-American will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Intermediate Duration maintains a weighted average portfolio duration between 3 and 10 years, and expects to generally maintain a weighted average portfolio duration between 4.5 and 7 years. Limited Term generally invests in bonds with short- to intermediate-term maturities. Limited Term will attempt to maintain the weighted average maturity of its portfolio securities at 3 to 7 years under normal market conditions. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser, to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund generally invests in intermediate and long-term bonds with a duration of between 2 and 10 years, and generally maintain a weighted average duration of between 4 and 7 years. The Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund seeks to mitigate the effect that subsequent increases in inflation expectations may have on the purchasing power of the Fund by investing in inflation-linked instruments, such as Consumer Price

228	Nuveen Investments

Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund normally may invest up to 20% of its net assets in taxable obligations. The Fund will attempt to maintain the weighted average maturity of its portfolio securities at 3 years or less under normal market conditions. The Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Sub-Adviser. However, the Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality, commonly referred to as “high yield” or “junk” bonds. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

All-American, Intermediate Duration, Limited Term and Short Term may utilize futures contracts, options on futures contracts and swap agreements, including interest rate swaps, and options on swap agreements in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Class B Shares

During the current fiscal period, All-American and Intermediate Duration offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of the Funds were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$1,068,196	$—	$—	$29,247,717	$—

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Nuveen Investments	229

Notes to Financial Statements (continued)

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more for All-American, Inflation Protected and Intermediate Duration, and $250,000 or more for Limited Term and Short Term are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incurred a 0.75% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from

230	Nuveen Investments

sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$2,411,758,185	$—		$2,411,758,185
Corporate Bonds	—	—	29,879		29,879
Short-Term Investments*:
Municipal Bonds	—	11,300,000	8,120,251	***	19,420,251
Total	$—	$2,423,058,185	$8,150,130		$2,431,208,315

Inflation Protected
Long-Term Investments*:
Municipal Bonds	$—	$56,591,781	$—		$56,591,781
Investments in Derivatives:
Consumer Price Index Swaps**	—	(4,506,113)	—		(4,506,113)
Credit Default Swaps**	—	42,805	—		42,805
Total	$—	$52,128,473	$—		$52,128,473

Nuveen Investments	231

Notes to Financial Statements (continued)

Intermediate Duration	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$4,399,629,266	$—		$4,399,629,266
Corporate Bonds	—	—	46,029		46,029
Short-Term Investments*:
Municipal Bonds	—	—	2,751,946		2,751,946
Total	$—	$4,399,629,266	$2,797,975		$4,402,427,241

Limited Term
Long-Term Investments*:
Municipal Bonds	$—	$3,923,085,184	$—		$3,923,085,184
Corporate Bonds	—	—	28,386		28,386
Short-Term Investments*:
Municipal Bonds	—	29,129,394	1,918,327	***	31,047,721
Total	$—	$3,952,214,578	$1,946,713		$3,954,161,291

Short Term
Long-Term Investments*:
Municipal Bonds	$—	$707,143,026	$—		$707,143,026
Short-Term Investments*:
Municipal Bonds	—	9,200,550	—		9,200,550
Total	$—	$716,343,576	$—		$716,343,576
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for the breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund (except Inflation Protected) is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose trust (referred to as the “Trust”) created by or at the direction of one or more Funds. In turn, the Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts

232	Nuveen Investments

equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a third party liquidity provider, or by the sale of assets from the Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the Fund, thereby collapsing the Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Statement of Assets and Liabilities as “Floating rate obligations.” In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters during the current fiscal period were as follows:

Self-Deposited Inverse Floaters	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$6,525,000	$—	$—	$—
Average annual interest rate and fees	0.54%	—%	—%	—%

As of the end of the reporting period, the total amount of floating rate obligations associated with each Fund’s self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited Inverse Floaters	$6,525,000	$—	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	101,100,000	60,880,000	—	—
Total	$107,625,000	$60,880,000	$—	$—

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Nuveen Investments	233

Notes to Financial Statements (continued)

As of the end of the reporting period, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

Floating Rate Obligations-Externally-Deposited Recourse Trusts	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts	$36,215,000	$11,250,000	$—	$—

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which certain Funds invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Consumer Price Index Swaps

Inflation Protected seeks to hedge inflation risk by investing in inflation-linked instruments, such as CPI swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives in return the “realized” rate of inflation as measured by the CPI for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

The amount of the payment obligation is based on the notional amount of the CPI swap contract and the termination date of the swap (which is akin to a bond’s maturity). CPI swap contracts are valued daily. The net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Upon the termination of a swap contract, a realized gain or loss is recognized. When a CPI swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the current fiscal period, Inflation Protected continued to invest in CPI swap contracts to hedge against unexpected increases in inflation.

The average notional amount of CPI swap contracts outstanding during the current fiscal period, was as follows:

Inflation Protected
Average notional amount of CPI swap contracts outstanding*	$65,250,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either

(i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

234	Nuveen Investments

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Inflation Protected managed credit risk by investing in credit default swaps to purchase credit protection.

The average notional amount of credit default swap contracts outstanding during the current fiscal period, was as follows:

Inflation Protected
Average notional amount of credit default swap contracts outstanding*	$309,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Inflation Protected

Credit	Swaps	Unrealized appreciation on credit default swaps**	$42,805	—	$—
Inflation	Swaps	—	—	Unrealized depreciation on consumer price index swaps	(4,506,113)
Total			$42,805		$(4,506,113)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following tables present the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on CPI Swaps***	Gross Unrealized (Depreciation) on CPI Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on CPI Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected
	Barclays PLC	$—	$(3,019,920)	$—	$(3,019,920)	$3,019,920	$—
	Morgan Stanley	—	(1,486,193)	—	(1,486,193)	1,486,193	—
Total		$—	$(4,506,113)	$—	$(4,506,113)	$4,506,113	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	235

Notes to Financial Statements (continued)

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected	Goldman Sachs	$42,805	$—	$—	$42,805	$—	$42,805
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Inflation Protected
	Credit	Swaps	$(23,952)	$42,805
	Inflation	Swaps	(1,128,000)	(2,131,273)
Total			$(1,151,952)	$(2,088,468)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 4/30/15		Year Ended 4/30/14
All-American	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,881,976	$206,831,082	12,719,041	$139,341,313
Class A – automatic conversion of Class B Shares	187,266	2,119,899	10,797	119,139
Class B – exchanges	46	523	685	7,509
Class C	3,922,006	45,359,571	440,015	4,889,994
Class C2	409,484	4,731,991	3,630,019	39,981,174
Class I	22,905,515	265,424,082	21,314,117	234,319,653
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,783,235	32,130,804	3,080,486	33,706,331
Class B	428	4,890	6,665	73,122
Class C	52,877	613,647	1,197	13,402
Class C2	739,010	8,532,228	881,134	9,647,877
Class I	2,073,426	24,040,263	2,146,680	23,581,736
	50,955,269	589,788,980	44,230,836	485,681,250
Shares redeemed:
Class A	(16,086,340)	(185,017,033)	(39,729,988)	(432,939,176)
Class B	(11,686)	(132,181)	(176,490)	(1,942,907)
Class B – automatic conversion to Class A Shares	(186,936)	(2,119,899)	(10,778)	(119,139)
Class C	(225,896)	(2,631,153)	(3,349)	(37,640)
Class C2	(4,177,185)	(48,085,489)	(15,162,720)	(165,122,028)
Class I	(12,672,465)	(146,746,355)	(46,956,473)	(511,941,734)
	(33,360,508)	(384,732,110)	(102,039,798)	(1,112,102,624)
Net increase (decrease)	17,594,761	$205,056,870	(57,808,962)	$(626,421,374)

236	Nuveen Investments

	Year Ended 4/30/15		Year Ended 4/30/14
Inflation Protected	Shares	Amount	Shares	Amount
Shares sold:
Class A	814,867	$8,835,261	1,401,328	$15,100,629
Class C	114,397	1,242,761	22,156	236,306
Class C2	11,404	123,251	177,060	1,924,839
Class I	1,140,754	12,494,791	1,572,003	16,613,664
Shares issued to shareholders due to reinvestment of distributions:
Class A	61,354	664,688	90,106	951,420
Class C	1,133	12,163	35	376
Class C2	14,973	162,154	18,857	198,961
Class I	64,084	695,002	68,729	726,640
	2,222,966	24,230,071	3,350,274	35,752,835
Shares redeemed:
Class A	(1,288,469)	(13,932,743)	(4,285,061)	(45,055,357)
Class C	(11,092)	(118,268)	(23)	(242)
Class C2	(251,571)	(2,715,833)	(578,775)	(6,096,689)
Class I	(1,614,542)	(17,290,944)	(2,420,380)	(25,483,146)
	(3,165,674)	(34,057,788)	(7,284,239)	(76,635,434)
Net increase (decrease)	(942,708)	$(9,827,717)	(3,933,965)	$(40,882,599)

	Year Ended 4/30/15		Year Ended 4/30/14
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	49,083,204	$452,283,382	62,899,084	$562,779,554
Class A – automatic conversion of Class B Shares	118,455	1,083,860	3,414	30,892
Class B – exchanges	52	481	32,474	298,589
Class C	1,811,412	16,765,697	274,160	2,491,887
Class C2	267,428	2,477,514	2,446,934	22,006,271
Class I	90,319,681	836,458,602	80,373,783	726,130,881
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,893,107	26,753,963	1,908,486	17,181,212
Class B	158	1,462	2,746	24,740
Class C	16,699	154,818	539	4,917
Class C2	202,855	1,879,382	255,116	2,299,525
Class I	6,771,916	62,768,820	6,805,271	61,353,905
	151,484,967	1,400,627,981	155,002,007	1,394,602,373
Shares redeemed:
Class A	(64,229,621)	(594,646,460)	(23,409,601)	(210,127,906)
Class B	(10,151)	(93,128)	(109,993)	(992,036)
Class B – automatic conversion to Class A Shares	(118,068)	(1,083,860)	(3,403)	(30,892)
Class C	(173,822)	(1,607,168)	(10,914)	(99,373)
Class C2	(2,142,664)	(19,821,017)	(5,630,686)	(50,660,027)
Class I	(61,101,487)	(566,422,037)	(110,829,288)	(1,001,973,531)
	(127,775,813)	(1,183,673,670)	(139,993,885)	(1,263,883,765)
Net increase (decrease)	23,709,154	$216,954,311	15,008,122	$130,718,608

Nuveen Investments	237

Notes to Financial Statements (continued)

	Year Ended 4/30/15		Year Ended 4/30/14
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	34,710,016	$386,982,851	40,318,158	$445,841,472
Class C	4,198,352	46,625,207	899,294	9,951,409
Class C2	452,759	5,029,160	8,917,219	98,111,052
Class I	92,453,352	1,025,774,699	97,380,477	1,072,065,557
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,708,836	19,053,083	1,965,298	21,711,675
Class C	28,228	313,522	1,145	12,663
Class C2	558,740	6,208,595	659,801	7,262,578
Class I	2,070,899	22,982,851	1,473,647	16,198,836
	136,181,182	1,512,969,968	151,615,039	1,671,155,242
Shares redeemed:
Class A	(46,199,189)	(514,996,900)	(54,839,890)	(604,950,854)
Class C	(401,002)	(4,453,746)	(25,104)	(277,587)
Class C2	(9,522,071)	(105,782,059)	(17,567,359)	(193,196,191)
Class I	(54,435,890)	(604,000,591)	(76,078,446)	(835,578,898)
	(110,558,152)	(1,229,233,296)	(148,510,799)	(1,634,003,530)
Net increase (decrease)	25,623,030	$283,736,672	3,104,240	$37,151,712

	Year Ended 4/30/15		Year Ended 4/30/14
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,586,124	$87,155,010	26,249,463	$266,170,489
Class C	429,077	4,347,843	88,396	896,533
Class C2	95,624	969,580	3,700,423	37,443,708
Class I	28,902,371	293,467,350	34,566,597	350,644,803
Shares issued to shareholders due to reinvestment of distributions:
Class A	168,492	1,710,132	195,668	1,984,118
Class C	1,445	14,637	46	470
Class C2	13,127	133,105	23,809	241,086
Class I	202,092	2,051,469	129,361	1,311,968
	38,398,352	389,849,126	64,953,763	658,693,175
Shares redeemed:
Class A	(10,344,620)	(104,980,940)	(16,612,146)	(168,323,242)
Class C	(54,421)	(551,119)	(7,397)	(75,082)
Class C2	(1,248,208)	(12,651,132)	(1,991,170)	(20,165,708)
Class I	(27,156,616)	(275,606,625)	(23,290,718)	(236,058,056)
	(38,803,865)	(393,789,816)	(41,901,431)	(424,622,088)
Net increase (decrease)	(405,513)	$(3,940,690)	23,052,332	$234,071,087

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Purchases	$586,824,377	$12,455,895	$1,097,225,688	$1,153,132,444	$292,147,552
Sales and maturities	401,316,566	21,731,167	830,750,379	762,373,992	275,604,790

238	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Cost of investments	$2,213,358,433	$55,285,623	$4,187,499,275	$3,859,060,066	$710,770,567
Gross unrealized:
Appreciation	$222,942,183	$1,483,884	$234,036,451	$99,381,565	$6,599,231
Depreciation	(11,617,301)	(177,726)	(19,108,485)	(4,280,340)	(1,026,222)
Net unrealized appreciation (depreciation) of investments	$211,324,882	$1,306,158	$214,927,966	$95,101,225	$5,573,009

Permanent differences, primarily due to treatment of notional principal contracts, federal taxes paid, taxable market discount, expiration of capital loss carryforwards and paydowns, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2015, the Funds’ tax year end, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Capital paid-in	$(21,586)	$—	$—	$(7,283,015)	$(11,914)
Undistributed (Over-distribution of) net investment income	(111,559)	(24,577)	(174,590)	(95,375)	(175,410)
Accumulated net realized gain (loss)	133,145	24,577	174,590	7,378,390	187,324

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2015, the Funds’ tax year end, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$9,151,400	$181,432	$16,516,424	$7,977,039	$283,241
Undistributed net ordinary income[2]	59,998	—	21,242	254,033	43,253
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2015 through April 30, 2015, and paid on May 1, 2015.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2015 and April 30, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income[3]	$96,817,053	$1,574,949	$137,050,292	$73,455,736	$8,645,467
Distributions from net ordinary income[2]	284,523	6,360	201,182	208,876	—
Distributions from net long-term capital gains	—	—	—	—	—

Nuveen Investments	239

Notes to Financial Statements (continued)

2014	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$101,890,246	$1,974,662	$124,281,882	$69,465,076	$8,409,806
Distributions from net ordinary income[2]	62,491	2,227	845,008	668,272	—
Distributions from net long-term capital gains	—	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2015, as Exempt Interest Dividends.

As of April 30, 2015, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	All- American[4]	Inflation Protected	Intermediate Duration[4]	Limited Term	Short Term
Expiration:
April 30, 2016	$2,298,768	$—	$—	$546,020	$—
April 30, 2017	22,698,037	—	—	1,071,726	312,109
April 30, 2018	14,897,930	—	9,051,684	543,730	—
April 30, 2019	881,168	—	1,043,786	1,598,268	—
Not subject to expiration:	42,168,660	3,460,181	—	11,471,917	305,575
Total	$82,944,563	$3,460,181	$10,095,470	$15,231,661	$617,684
[4]	A portion of All-American’s and Intermediate Duration’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

As of April 30, 2015, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	All- American	Limited Term	Short Term
Expired capital loss carryforwards	$21,571	$7,283,015	$11,893

During the Funds’ tax year ended April 30, 2015, Intermediate Duration utilized $5,910,592 of its capital loss carryforward.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Limited Term
Post-October capital losses[5]	$1,406,548
Late-year ordinary losses[6]	—
[5]	Capital losses incurred from November 1, 2014 through April 30, 2015, the Fund’s tax year end.
[6]	Ordinary losses incurred from January 1, 2015 through April 30, 2015 and specified losses incurred from November 1, 2014 through April 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	All- American Fund-Level Fee	Inflation Protected Fund-Level Fee	Intermediate Duration Fund-Level Fee	Limited Term Fund-Level Fee	Short Term Fund-Level Fee
For the first $125 million	0.3000%	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2500	0.2000	0.2000
For net assets over $2 billion	—	0.2250	—	—	0.1750
For the next $3 billion	0.2250	—	0.2250	0.1750	—
For net assets over $5 billion	0.2125	—	0.2125	0.1625	—

240	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen Funds as set forth in the schedule below, and for Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the Fund’s assets that are not “eligible assets.” The complex level fee schedule for the Funds is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
All-American	0.1694%
Inflation Protected	0.1635
Intermediate Duration	0.1690
Limited Term	0.1635
Short Term	0.1778

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Inflation Protected	0.60%	August 31, 2015	1.05%
Intermediate Duration	N/A	N/A	0.75
N/A	– Not applicable.

The Adviser has agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares of Limited Term through August 31, 2015 and 0.45% of the 12b-1 distribution and/or service fees for Class C Shares of the Short Term through August 31, 2015.

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Sales charges collected (Unaudited)	$1,999,015	$26,623	$533,907	$1,288,923	$348,641
Paid to financial intermediaries (Unaudited)	1,746,525	22,594	478,280	1,241,278	341,648

Nuveen Investments	241

Notes to Financial Statements (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Commission advances (Unaudited)	$429,539	$10,079	$193,400	$656,413	$180,610

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained (Unaudited)	$141,000	$4,389	$62,664	$193,550	$12,649

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
CDSC retained (Unaudited)	$12,238	$30	$23,873	$46,940	$18,106

242	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

Boston, MA 02111

U.S. Bank National

Association

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	243

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

244	Nuveen Investments

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	245

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	195
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	195

246	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	195
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member and former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195

Nuveen Investments	247

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	195
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	196
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196

248	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Head of Business Development and Strategy, Global Structured Products Group (since November 2014); Managing Director (since 2009) and, formerly, Treasurer, of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management LLC; Vice President and, formerly, Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; Chartered Accountant Designation.	196
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc. and Nuveen Securities, LLC	196
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	196
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

Nuveen Investments	249

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

250	Nuveen Investments

Notes

Nuveen Investments	251

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NAT-0415D        8575-INV-Y-06/16

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Annual Report April 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen High Yield Municipal Bond Fund	NHMAX	NHCCX	NHMCX	NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	NVCCX	NVHCX	NVHIX
Nuveen Strategic Municipal Opportunities Fund	NSAOX	NSCOX	—	NSIOX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 22, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen High Yield Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. John Miller, CFA, has managed the Nuveen High Yield Municipal Bond Fund since 2000. John, along with Timothy Ryan, CFA, and Steven Hlavin, have managed the Nuveen Short Duration High Yield Municipal Bond Fund since its inception in 2013, while John and Tim have managed the Nuveen Strategic Municipal Opportunities Fund since the Fund’s inception on December 16, 2014.

Recently, the portfolio managers discussed economic and municipal market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended April 30, 2015.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended April 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase.

According to the government’s second estimate, the U.S. economy contracted at a 0.7% annualized rate in the first quarter of 2015, as measured by GDP, compared with an increase of 4.6% in the second quarter of 2014, 5.0% in the third quarter and 2.2% in the fourth quarter. The decline in real GDP growth rate from the fourth quarter of 2014 to the first quarter of 2015 primarily reflects a downturn in both state and local government spending, a decline in exports and consumer spending. These were partly offset by an upturn in federal government spending. The Consumer Price Index (CPI) fell 0.2% year-over-year as of April 2015. The core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of April 30, 2015, the national unemployment rate was 5.4%, the lowest level since May 2008 and the level considered “full employment” by some Fed officials, down from the 6.2% reported in April 2014. The housing market continued to post consistent gains, with 35 consecutive months of year-over-year increases as of its most recent reading in March 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.0% for the twelve months ended March 2015 (most recent data available at the time this report was prepared).

Municipal bonds enjoyed strong performance during the twelve-month reporting period, buoyed by a backdrop of low interest rates, improving investor sentiment and favorable supply-demand dynamics. Interest rates were widely expected to rise in 2014, as the economy improved and the Fed wound down its asset purchases. However, the 10-year Treasury yield ended the year even lower than where it began. As a result, fixed income asset classes performed surprisingly well (as yields fall, prices rise and vice versa). At the same time, investors grew more confident that the Fed’s tapering would proceed at a measured pace and that the credit woes of Detroit and Puerto Rico would be contained. In addition, credit fundamentals for state and local governments were generally stabilizing, although pockets of trouble remained. California and New York showed marked improvements during 2014, whereas Illinois, New Jersey and Puerto Rico, for example, still face considerable challenges.

Investors’ declining risk aversion bolstered demand for higher yielding assets, including municipal bonds, which reversed the tide of outflows municipal bond funds suffered in 2013. While demand and inflows rose, supply continued to be subdued in 2014. More municipal bonds left the market than were added, a condition known as net negative issuance. Part of the reason for net negative issuance was that a significant portion of issuer activity focused on current refundings, in which a new bond is issued to replace the called bond (in contrast to an advanced refunding, where the called bond remains in the market as a pre-refunded bond).

These factors helped drive municipal bond yields lower and tightened yield spreads relative to Treasuries in 2014 overall. However, as 2015 began, market conditions turned more volatile. A series of disappointing economic data underscored the fragility of the U.S. recovery, as well as cast further uncertainty on the timing of the Fed’s first rate hike. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended April 30, 2015, municipal bond issuance nationwide totaled $391.9 billion, an increase of 30.8% from the issuance for the twelve-month period ended April 30, 2014. The surge in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance. At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding smaller amounts of bonds on their books, dealers seek to mitigate their exposure to bonds that could potentially be worth less or be more difficult to sell in the future. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility in early 2015. The municipal bond market also experienced some seasonal weakness in the first few months of 2015 due to tax-related selling. Finally, divergence in economic growth and central bank policies around the world have reinforced an interest rate differential that favors demand for U.S. Treasuries, maintaining downward pressure on yields.

How did the Funds perform during the twelve-month reporting period ended April 30, 2015?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable one-year, five-year, ten-year and since-inception periods ended April 30, 2015. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

6	Nuveen Investments

Nuveen High Yield Municipal Bond Fund

During the twelve months ending April 30, 2015, the Nuveen High Yield Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Yield Index and the Lipper High Yield Municipal Debt Funds Classification Average. Compared with the benchmark, the Fund was helped by favorable duration (interest rate) positioning. Because the portfolio’s duration was longer than that of the benchmark, the Fund was able to benefit when interest rates unexpectedly fell for much of the reporting period.

Our credit quality positioning also helped lift results. Although credit spreads widened as a whole, meaning that lower rated, riskier bonds lost some favor with investors, many of the worst-performing securities were issued by Puerto Rico, a U.S. territory and frequent issuer of municipal bonds that experienced well-publicized financial challenges. Because the Fund lacked any exposure to Puerto Rico bonds, our lower rated positions actually saw narrowing credit spreads and added value relative to the benchmark.

In addition, the Fund benefited from favorable sector positioning. For example, we maintained an overweighting in land-secured debt, a predominantly lower rated category in which we have long invested. These real estate-backed bonds gained in value along with an improving property market, moderate supply of the bonds coupled with stable demand and the credits’ above-average income. In this sector, the Fund was particularly helped by bonds issued for the Copperleaf Community outside Denver, which did well amid a better local economy and housing market.

Exposure to the strong performing hospital sector added value, especially a position in Illinois Finance Authority bonds issued for Rush University Medical Center. Credit spreads on these securities continued to narrow. Moreover, the bonds were advance refunded during the reporting period, and the subsequent price appreciation contributed to results.

We also saw good results in the industrial development revenue (IDR) and transportation bond sectors. Among IDR issues, various airline bonds did well for the Fund; the industry has benefited from market consolidation, strong customer demand and declining oil prices. Within the transportation sector, we benefited the most from exposure to two strong performing highway issues, one for the San Joaquin Hills tollroad in California and another for the E470 tollroad in Denver.

Other notable individual contributors included bonds issued for 3 World Trade Center in New York City, a large position we established only midway through the reporting period and various Guam-issued bonds, which performed relatively well due to the U.S. territory’s favorable credit characteristics.

One negative impact on relative performance was the ownership of several London Inter-Bank Offered Rate (LIBOR) interest rate swaps. These securities accomplished their goal of lowering the Fund’s duration and making the portfolio less vulnerable to a rise in rates. However, as rates fell overall during the reporting period, the swaps lost value. If rates were to rise in the future, we would expect these swaps to contribute. Also detracting from performance was modest exposure to Native American gaming facilities bonds. Amid declining gambling activity nationwide, these bonds experienced declining prices.

Impact of Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (refer to page 16 for more detail) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease, unlike unlevered funds, when short-term interest rates increase and increase when short-term interest rates decrease, and leverage would serve to reduce the Fund’s income if short-term interest rates were to rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage. As of April 30, 2015, the effective leverage was 20.4%.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

The Fund’s use of leverage through inverse floating rate securities made a positive contribution to the performance of the Fund over this reporting period, largely because the yield realized on the underlying long-term bonds, net of fund expenses, exceeded the interest expense of the leveraging instruments.

Nuveen Short Duration High Yield Municipal Bond Fund

During the twelve months ending April 30, 2015, the Nuveen Short Duration High Yield Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Short-Intermediate Index and S&P Short Duration Municipal Yield Index. However, the Fund lagged the Lipper High Yield Municipal Debt Funds Classification Average. Effective April 30, 2015 the Fund’s benchmark was changed from the S&P Municipal Bond Short-Intermediate Index to the S&P Short Duration Municipal Yield Index. The S&P Short Duration Municipal Yield Index, which has 80% of its market value in bonds rated BBB/Baa or lower, is better aligned with the Fund’s high yield mandate than the Fund’s previous benchmark. The S&P Municipal Bond Short-Intermediate Index does not include high yield bonds, while the Lipper average includes bonds across the entire yield curve, unlike the Fund, which focuses on short duration investments.

Compared with the S&P Short Duration Municipal Yield Index, the Fund benefited from favorable credit quality positioning. We were overweighted in bonds with lower and below investment grade credit ratings while remaining underweighted in AA rated issues. At period end, more than three-quarters of the portfolio was held in bonds with ratings of BBB or lower, including non-rated bonds. This stance proved helpful, given that higher yielding, lower rated issues were helped by investors’ willingness to assume more credit risk in exchange for yield. The Fund also benefited from sector positioning. For example, we were significantly underweighted in state and local general obligation (GO) bonds. This allocation proved helpful, given that category’s underperformance of the index. In addition, the Fund was helped by overweightings in various outperforming sectors, such as land-secured, health care, tobacco and corporate-backed industrial development revenue bonds.

We owned interest rate swaps to modestly reduce the portfolio’s duration. By relying on hedges to manage sensitivity to changes in rates, we were able to be more deliberate about the securities we chose to own in the Fund. As expected in light of the overall drop in interest rates, however, these swaps hurt the Fund’s performance in absolute terms.

Nuveen Strategic Municipal Opportunities Fund

For the abbreviated reporting period from the Fund’s inception, December 16, 2014 to April 30, 2015, the Nuveen Strategic Municipal Opportunities Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index, as well as the Lipper General & Insured Municipal Debt Funds Classification Average.

The primary factor behind the Fund’s outperformance relative to the S&P Municipal Bond Index was effective security selection. Several of the Fund’s tax-exempt bond positions outpaced the index and made notable performance contributions. These included debt issued for the Hyatt Regency Chesapeake Bay Resort (Maryland); Pratt Paper (Indiana) and the Lombard Conference Center (Illinois). In all three cases, the securities were non-rated and benefited from narrowing credit spreads.

In contrast, yield curve positioning detracted from performance. Specifically, our exposure to short-dated bonds hampered results, as interest rates rose on that portion of the yield curve during the brief reporting period.

What key strategies were used to manage these Funds during the twelve-month reporting period ended April 30, 2015?

Each Fund continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

Our priority was keeping the Fund fully invested, as we received a steady stream of new investment inflows throughout the period. New purchases, which were in both the secondary and primary municipal bond markets, emphasized various sectors in which we

8	Nuveen Investments

regularly find opportunities we see as attractive. For example, our acquisitions included land-backed bonds, where we continued to find worthwhile candidates on a case-by-case basis. We were also active purchasers of health care, toll road and charter school bonds.

As the reporting period progressed, we believed that interest rates, which had already unexpectedly declined, were not likely to remain at historic lows. Accordingly, our focus turned to modestly shortening the Fund’s duration. We accomplished this goal in two primary ways. First, we sold some zero coupon bonds from the portfolio. Because these securities do not pay regular income, they are particularly sensitive to changes in rates. Second, as mentioned earlier, we made use of interest rate swaps, which allowed us to maintain our desired duration positioning without having to sell longer dated positions we otherwise found attractive.

The Fund also owned a credit default swap (CDS) on the debt obligations of the U.S. territory of Puerto Rico. We believe the performance of Puerto Rico bonds has historically been correlated with the overall high yield municipal bond market. As a result, this CDS provided us with a tool we used to limit the Fund’s risk should the municipal bond market experience fallout from credit problems in Puerto Rico. During the reporting period, this swap had a negligible impact on the Fund’s performance.

Nuveen Short Duration High Yield Municipal Bond Fund

In seeking high current income exempt from regular federal income taxes, the Fund invests in predominantly lower rated municipal bonds while maintaining a weighted average effective portfolio duration of less than 4.5 years. When appropriate, the Fund may also use leverage in an opportunistic manner through the use of inverse floating rate securities.

By design, the duration of the Fund is controlled to limit the impact of interest rate movements on performance, making this a potential option for investors who wish to add exposure to high yield municipal bonds to their portfolios, while limiting their interest rate risk.

During the reporting period, the Fund continued to receive new inflows, which we put to work in both the primary and secondary municipal markets. To keep the Fund fully invested, we continued to focus our acquisitions on those sectors in which we regularly find many opportunities: land secured, charter school, health care and industrial development revenue bonds. Many of our new purchases emphasized the A and BBB credit rating tiers, as we found better values in this part of the market. These bonds were also relatively liquid, providing us with greater flexibility to accomplish our management goals.

We were also closely managing the Fund’s duration, or interest rate sensitivity. As bonds matured from the portfolio, we tended to replace with them with new holdings offering maturities of seven to fifteen years. This focus enabled us to maintain the Fund’s duration in our desired range, while also allowing us to avoid the shortest segment of the yield curve, the most vulnerable to a potential rate increase from the Fed.

Nuveen Strategic Municipal Opportunities Fund

The Nuveen Strategic Municipal Opportunities Fund has latitude within its prospectus limits, to take advantage of changing market opportunities across the municipal bond landscape. The Fund is able to invest across any credit quality or maturity range and may utilize derivative strategies or leverage. Many of these tools are available to managers of other Nuveen municipal bond funds, but not to the same degree. With this flexibility, we are able to respond quickly to the opportunities we believe are in our shareholders’ best interests.

When the Fund was launched in December 2014, we positioned the Fund’s duration longer than that of the benchmark, meaning it was more sensitive to interest rate movements. We also overweighted lower investment grade bonds with a meaningful allocation to high yield credits. We further had increased exposure to the bonds of relatively liquid states, which we believed would keep the Fund invested while giving us more flexibility to take advantage of near-term opportunities as they arose.

Toward the end of the reporting period, with credit spreads continuing to narrow, we sold some of the Fund’s lower investment grade holdings, whose valuations began to look less attractive on a relative basis. We deployed some of the proceeds into selected high yield bonds that we believed still had room to benefit from improving credit fundamentals. We also expected that these lower rated securities would be less vulnerable to higher interest rates, given that most of their return is derived from their credit quality, rather than their maturity lengths.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

An Update Involving Detroit and Puerto Rico

We continued to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the City of Detroit’s bankruptcy case. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt is rated Caa2/CCC+/B (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

On February 6, 2015, a federal court found Puerto Rico’s Recovery Act to be unconstitutional. Though the Commonwealth is pursuing an appeal of the ruling, the outcome is uncertain. Puerto Rico’s non-voting Representative in Congress recently introduced legislation that would make chapter 9 bankruptcy available to the Commonwealth’s public corporations. A congressional committee hearing was held on February 26, 2015, but the bill has not advanced out of committee.

In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the Commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.33% of assets under management as of April 30, 2015. Overall, the small size of our exposures meant that our Puerto Rico holdings during the reporting period had a negligible impact on performance.

The second situation that we continued to monitor was the City of Detroit’s filing for chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy on November 7, 2014. The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services.

In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds also were permanently removed from the city’s bankruptcy case, which led to a rally in the bonds’ price.

10	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Nuveen Short Duration High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with shorter maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund may engage in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Nuveen Strategic Municipal Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The use of derivatives involves substantial financial risks and transaction costs. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. The Fund periodically engages in a significant amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk. These and other risk considerations, such as alternative minimum tax, call, defaulted bond, income, municipal bond market liquidity, municipal lease obligations, other investment companies, political and economic, tax, and zero coupon bonds risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	11

Risk Considerations and Dividend Information (continued)

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of April 30, 2015, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

12	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	10.29%	8.68%	3.85%
Class A Shares at maximum Offering Price	5.66%	7.76%	3.41%
S&P Municipal Yield Index	7.31%	7.24%	5.25%
Lipper High Yield Municipal Debt Funds Classification Average	8.14%	6.24%	4.04%

Class C2 Shares	9.75%	8.10%	3.29%
Class I Shares	10.50%	8.91%	4.05%

	Average Annual
	1-Year	Since Inception
Class C Shares	9.42%	11.58%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	12.74%	9.20%	4.06%
Class A Shares at maximum Offering Price	8.01%	8.27%	3.62%
Class C2 Shares	12.19%	8.62%	3.50%
Class I Shares	12.95%	9.42%	4.26%

	Average Annual
	1-Year	Since Inception
Class C Shares	11.86%	12.95%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.85%	1.65%	1.41%	0.65%

Effective Leverage Ratio as of April 30, 2015

Effective Leverage Ratio	20.40%

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	6.42%	4.08%
Class A Shares at maximum Offering Price	3.76%	2.91%
S&P Short Duration Municipal Yield Index	5.45%	3.78%
S&P Municipal Bond Short-Intermediate Index	2.01%	1.76%
Lipper High Yield Municipal Debt Funds Classification Average	8.14%	3.38%

Class C Shares	5.59%	6.58%
Class C2 Shares	5.85%	3.54%
Class I Shares	6.61%	4.26%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	7.71%	4.29%
Class A Shares at maximum Offering Price	5.02%	3.08%
Class C Shares	6.88%	7.24%
Class C2 Shares	7.24%	3.80%
Class I Shares	8.01%	4.52%

Since inception returns for Class A, Class C2, and Class I Shares, and the index and Lipper average, are from 2/01/13. Since inception returns for Class C Shares are from 2/10/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	0.86%	1.66%	1.41%	0.66%
Net Expense Ratios	0.82%	1.62%	1.37%	0.62%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.65% of the average daily net assets of any class of Fund shares. The expense limitation expiring April 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Effective Leverage Ratio as of April 30, 2015

Effective Leverage Ratio	1.44%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Strategic Municipal Opportunities Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Cumulative Total Returns as of April 30, 2015

Cumulative
Since Inception
Class A Shares at NAV	1.33%
Class A Shares at maximum Offering Price	(1.71)%
S&P Municipal Bond Index	0.53%
Lipper General & Insured Municipal Debt Funds Classification Average	0.47%

Class C Shares	1.02%
Class I Shares	1.47%

Cumulative Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

Cumulative
Since Inception
Class A Shares at NAV	1.72%
Class A Shares at maximum Offering Price	(1.33)%
Class C Shares	1.48%
Class I Shares	1.75%

Since inception returns for Class A, Class C, and Class I Shares, and the index and Lipper average, are from 12/16/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.17%	1.97%	0.97%
Net Expense Ratios	0.98%	1.78%	0.78%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring August 31, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Effective Leverage Ratio as of April 30, 2015

Effective Leverage Ratio	0.00%

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Yields as of April 30, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	5.16%	4.59%	4.83%	5.59%
SEC 30-Day Yield	4.16%	3.53%	3.79%	4.55%
Taxable-Equivalent Yield[2]	5.78%	4.90%	5.26%	6.32%

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.34%	2.60%	2.89%	3.60%
SEC 30-Day Yield – Subsidized	2.70%	1.97%	2.21%	2.97%
SEC 30-Day Yield – Unsubsidized	2.70%	1.97%	2.21%	2.97%
Taxable-Equivalent Yield – Subsidized[2]	3.75%	2.74%	3.07%	4.13%
Taxable-Equivalent Yield – Unsubsidized[2]	3.75%	2.74%	3.07%	4.13%

Nuveen Strategic Municipal Opportunities Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.36%	1.67%	2.68%
SEC 30-Day Yield – Subsidized	2.51%	1.81%	2.83%
SEC 30-Day Yield – Unsubsidized	1.75%	1.03%	2.03%
Taxable-Equivalent Yield – Subsidized[2]	3.49%	2.51%	3.93%
Taxable-Equivalent Yield – Unsubsidized[2]	2.43%	1.43%	2.82%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

20	Nuveen Investments

Holding

Summaries as of April 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	99.5%
Common Stocks	1.4%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate Obligations	102.1%
Floating Rate Obligations	(2.1) %
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	4.4%
AA	22.8%
A	9.6%
BBB	11.7%
BB or Lower	19.7%
N/R (not rated)	30.7%
N/A (not applicable)	1.1%
Total	100%

Portfolio Composition

(% of total Investments)1

Tax Obligation/Limited	24.8%
Health Care	15.1%
Education and Civic Organizations	12.1%
Industrials	9.3%
Transportation	8.7%
Long-Term Care	5.8%
Consumer Staples	5.7%
Other	18.5%
Total	100%

States and Territories

(% of total municipal bonds)

California	19.6%
Florida	12.2%
Illinois	7.4%
Colorado	7.1%
New York	6.6%
Texas	5.4%
Ohio	3.9%
Arizona	3.6%
Iowa	2.5%
Michigan	2.5%
Pennsylvania	2.4%
Indiana	2.4%
New Jersey	1.9%
Alabama	1.8%
Washington	1.8%
Tennessee	1.7%
Other	17.2%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	21

Holding Summaries (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.9%
Common Stocks	0.0%
Short-Term Municipal Bonds	1.1%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	1.7%
AA	7.0%
A	15.0%
BBB	23.3%
BB or Lower	26.8%
N/R (not rated)	26.2%
N/A (not applicable)	0.0%
Total	100%

Portfolio Composition

(% of total investments)1

Tax Obligation/Limited	22.1%
Health Care	16.1%
Utilities	10.0%
Education and Civic Organizations	8.9%
Transportation	8.8%
Consumer Staples	7.4%
Industrials	6.6%
Long-Term Care	6.3%
Other	13.8%
Total	100%

States and Territories

(% of total municipal bonds)

California	12.6%
Florida	11.4%
Texas	10.0%
Pennsylvania	6.9%
New York	5.8%
Illinois	5.4%
Ohio	5.0%
New Jersey	4.9%
Wisconsin	3.1%
Michigan	3.1%
Iowa	2.9%
Arizona	2.8%
Guam	2.3%
Alabama	2.2%
Colorado	1.8%
Other	19.8%
Total	100%

1	Excluding Investments in derivatives.

22	Nuveen Investments

Nuveen Strategic Municipal Opportunities Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.7%
Other Assets Less Liabilities	3.3%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	0.0%
AA	15.5%
A	20.3%
BBB	27.2%
BB or Lower	13.7%
N/R (not rated)	23.3%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	19.2%
Health Care	18.0%
Industrials	14.9%
Transportation	10.4%
Utilities	8.0%
Education and Civic Organizations	7.7%
Tax Obligation/General	6.5%
Other	15.3%
Total	100%

States and Territories

(% of total investments)

New York	15.6%
California	14.0%
Texas	7.8%
Florida	6.5%
Colorado	4.4%
Illinois	4.3%
Pennsylvania	4.0%
Nebraska	3.8%
Hawaii	3.6%
Iowa	3.6%
Alabama	3.1%
Guam	2.7%
Maryland	2.6%
Ohio	2.4%
Mississippi	2.1%
Other	19.5%
Total	100%

Nuveen Investments	23

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen Strategic Municipal Opportunities Fund reflect only the first 136 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2015.

The beginning of the period for Nuveen High Yield Municipal Bond Fund and Nuveen Short Duration High Yield Municipal Bond Fund is November 1, 2014. The beginning of the period for Nuveen Strategic Municipal Opportunities Fund is December 16, 2014 (commencement of operations).

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,029.60	$1,025.50	$1,026.80	$1,030.70
Expenses Incurred During Period	$4.13	$8.14	$6.88	$3.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.73	$1,016.76	$1,018.00	$1,021.72
Expenses Incurred During Period	$4.11	$8.10	$6.85	$3.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37 and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	Nuveen Investments

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.60	$1,017.50	$1,018.90	$1,022.50
Expenses Incurred During Period	$4.06	$8.05	$6.76	$3.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.78	$1,016.81	$1,018.10	$1,021.82
Expenses Incurred During Period	$4.06	$8.05	$6.76	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategic Municipal Opportunities Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.30	$1,010.20	$1,014.70
Expenses Incurred During Period	$3.45	$6.44	$2.70
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.20	$1,012.22	$1,015.95
Expenses Incurred During Period	$3.45	$6.45	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.92%, 1.72% and 0.72% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 136/365 (to reflect 136 days in the period since commencement of operation).

Nuveen Investments	25

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Municipal Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen High Yield Municipal Bond Fund, Nuveen Short Duration High Yield Municipal Bond Fund and Nuveen Strategic Municipal Opportunities Fund (commenced operations on December 16, 2014) (each a series of the Nuveen Municipal Trust) (hereinafter collectively referred to as the “Funds”) at April 30, 2015, the results of each of their operations for the periods then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

June 26, 2015

26	Nuveen Investments

Nuveen High Yield Municipal Bond Fund

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.9%

	MUNICIPAL BONDS – 99.5%

	National – 0.0%

$2,544	Municipal Tax Exempt Asset Trust, Trust Receipt, Series 2010-7 Loma Linda University Behavioral Medicine Center, Inc., 4.390%, 12/01/26	No Opt. Call	N/R	$2,527,998

	Alabama – 1.5%

16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30 (4)	8/20 at 100.00	N/R	14,156,319

10,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/15 at 100.00	B3	10,041,399

3,865	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/15 at 100.00	B3	3,881,000

14,480	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37 (Pre-refunded 2/01/17)	2/17 at 101.00	N/R (5)	15,700,664

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
3,425	5.125%, 4/01/17 – AMBAC Insured	4/16 at 100.00	B1	3,451,304
1,900	5.125%, 4/01/19 – AMBAC Insured	4/16 at 100.00	B1	1,906,099
140	5.125%, 4/01/20 – AMBAC Insured	4/16 at 100.00	B1	140,137
2,540	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	B1	2,522,626
2,525	5.000%, 4/01/26 – AMBAC Insured	4/16 at 100.00	B1	2,332,343

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
655	5.000%, 4/01/21 – NPFG Insured	10/15 at 100.00	AA–	655,334
1,500	5.000%, 4/01/22 – NPFG Insured	10/15 at 100.00	AA–	1,500,570
1,000	5.000%, 4/01/23 – NPFG Insured	10/15 at 100.00	AA–	1,000,260
7,990	5.000%, 4/01/24 – NPFG Insured	10/15 at 100.00	AA–	7,990,719

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
2,500	5.250%, 1/01/16	7/15 at 100.00	A–	2,512,450
4,275	5.250%, 1/01/17	7/15 at 100.00	A–	4,296,290
5,000	5.000%, 1/01/24	7/15 at 100.00	A–	5,024,900

	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A:
2,500	5.000%, 10/01/44 – AGM Insured	10/23 at 102.00	AA	2,720,125
6,100	5.250%, 10/01/48 – AGM Insured	10/23 at 102.00	AA	6,718,479

	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C:
16,370	0.000%, 10/01/38 – AGM Insured (6)	10/23 at 105.00	AA	11,254,539
5,000	0.000%, 10/01/42 – AGM Insured	10/23 at 105.00	AA	3,420,700
2,520	0.000%, 10/01/46 – AGM Insured	10/23 at 105.00	AA	1,714,532
10,000	0.000%, 10/01/50 – AGM Insured	10/23 at 105.00	AA	6,735,800

	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D:
34,800	6.000%, 10/01/42	10/23 at 105.00	BBB–	39,195,934
5,000	6.500%, 10/01/53	10/23 at 105.00	BBB–	5,827,200

13,625	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Refunding Bonds, MeadWestvaco Coated Board Project, Series 2012A, 4.125%, 5/15/35 (Alternative Minimum Tax)	No Opt. Call	BBB	13,496,378
173,710	Total Alabama			168,196,101

Nuveen Investments	27

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona – 3.6%

$4,250	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 19.302%, 7/01/27 (IF) (6)	1/18 at 100.00	AA–	$5,499,330

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3400:
1,995	22.288%, 1/01/22 (IF)	No Opt. Call	AA–	3,042,275
980	22.288%, 1/01/22 (IF)	No Opt. Call	AA–	1,494,451

1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 19.099%, 1/01/31 (IF) (6)	1/18 at 100.00	AA–	2,255,120

11,245	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	11,996,503

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
2,000	5.000%, 7/01/29 – FGIC Insured	1/16 at 100.00	Ba1	2,028,560
39,410	5.000%, 7/01/36 – FGIC Insured	1/16 at 100.00	Ba1	39,784,001
13,780	5.000%, 7/01/40 – FGIC Insured	1/16 at 100.00	Ba1	13,958,451

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
655	5.000%, 7/15/29	7/24 at 100.00	N/R	685,458
650	5.000%, 7/15/33	7/24 at 100.00	N/R	676,228
750	5.000%, 7/15/38	7/24 at 100.00	N/R	770,565

1,085	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 5.375%, 7/01/39	7/24 at 100.00	N/R	1,150,176

2,100	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 5.000%, 7/01/39	7/25 at 100.00	N/R	2,073,749

459	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/15 at 100.00	N/R	460,385

3,250	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	BB	3,529,044

3,000	Industrial Development Authority of Phoenix, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/45	No Opt. Call	BB	2,990,519

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R	424,207

13,165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	C	11,166,023

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
3,000	6.500%, 7/01/34	7/24 at 100.00	N/R	3,405,450
10,000	6.750%, 7/01/44	7/24 at 100.00	N/R	11,475,900

5,365	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41	7/21 at 100.00	N/R	5,981,331

	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32	7/20 at 100.00	N/R	2,465,165
3,725	7.500%, 7/01/42	7/20 at 100.00	N/R	3,825,873

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014:
$21,375	5.000%, 2/01/29	2/24 at 100.00	B+	$21,388,466
18,000	5.125%, 2/01/34	2/24 at 100.00	B+	17,870,040
22,630	5.375%, 2/01/41	2/24 at 100.00	B+	22,706,263

5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (6)	6/22 at 100.00	A	5,382,400

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086:
2,080	17.808%, 6/01/34 (IF) (6)	6/22 at 100.00	A	2,983,822
1,500	16.859%, 6/01/42 (IF) (6)	6/22 at 100.00	A	1,958,880
375	16.859%, 6/01/42 (IF) (6)	6/22 at 100.00	A	489,720
1,265	16.859%, 6/01/42 (IF) (6)	6/22 at 100.00	A	1,651,989
975	16.838%, 6/01/42 (IF) (6)	6/22 at 100.00	A	1,272,882
775	16.833%, 6/01/42 (IF) (6)	6/22 at 100.00	A	1,011,701

4,945	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	7/15 at 100.00	Baa2	4,960,478

3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BB–	3,648,366

	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Choice Education and Development, Series 2006:
75	6.000%, 6/01/16	No Opt. Call	N/R	75,922
1,465	6.250%, 6/01/26	6/16 at 100.00	N/R	1,474,200
4,225	6.375%, 6/01/36	6/16 at 100.00	N/R	4,253,477

	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014:
1,000	7.000%, 5/01/34	5/24 at 100.00	N/R	1,046,350
1,800	7.250%, 5/01/44	5/24 at 100.00	N/R	1,886,292

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014:
1,860	6.750%, 3/01/34	3/24 at 100.00	N/R	1,983,746
4,990	8.750%, 3/01/44	3/24 at 100.00	N/R	5,305,268

8,790	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 9.000%, 2/01/44	2/24 at 100.00	N/R	9,008,519

8,010	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (5)	10,026,996

2,250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, American Charter School Foundation, Series 2007A, 5.625%, 7/01/38	7/17 at 100.00	BB	2,150,325

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
4,275	7.375%, 1/01/32	1/22 at 100.00	B	4,208,054
6,695	7.500%, 1/01/42	1/22 at 100.00	B	6,535,860

4,000	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Horizon Community Learning Center Project, Series 2000, 5.250%, 6/01/35	6/15 at 100.00	BBB	4,002,680

5,770	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34	No Opt. Call	BB+	5,778,770

Nuveen Investments	29

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
$1,190	6.000%, 6/01/40	6/19 at 100.00	BB+	$1,247,299
2,250	6.100%, 6/01/45	6/19 at 100.00	BB+	2,362,365

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BB+	255,165
1,475	6.000%, 6/01/36	6/16 at 100.00	BB+	1,494,618

2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	2,972,556

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Tender Option Bond Trust 2015-XF0087, 15.042%, 3/01/30 (IF)	3/18 at 100.00	Aa2	4,116,937

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
1,280	6.625%, 12/01/17	No Opt. Call	B–	1,293,850
14,060	7.000%, 12/01/27	12/17 at 102.00	B–	13,525,579

19,225	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	B	21,811,337

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	A–	70,072
80	5.250%, 12/01/28	No Opt. Call	A–	95,032
26,530	5.500%, 12/01/37	No Opt. Call	A–	30,418,499

4,425	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	4/17 at 100.00	A	4,519,916

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,199,462
3,200	6.250%, 12/01/46	12/21 at 100.00	N/R	3,483,232

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/15 at 100.00	BB+	1,622,835
1,035	6.125%, 9/01/34 (Pre-refunded 6/18/15)	6/18 at 100.00	BB+ (5)	1,036,418

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
1,382	5.400%, 7/01/15	No Opt. Call	N/R	1,386,547
700	5.500%, 7/01/16	No Opt. Call	N/R	714,007
8,126	5.750%, 7/01/22	7/16 at 100.00	N/R	8,280,800
10,973	6.000%, 7/01/30	7/16 at 100.00	N/R	11,137,593

4,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Charter Schools, Series 2012, 5.125%, 3/01/42	No Opt. Call	BB+	4,470,721

	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011:
3,325	7.625%, 3/01/31	3/21 at 100.00	BB+	3,889,552
1,830	7.875%, 3/01/42	3/21 at 100.00	BB+	2,157,369

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	$1,260,699
379,105	Total Arizona			399,022,690

	California – 19.4%

	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
855	0.000%, 9/01/29 – AGM Insured	No Opt. Call	AA	489,043
10,500	0.000%, 9/01/34 – AGM Insured	No Opt. Call	AA	4,487,490
4,310	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	1,745,335

1,810	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.000%, 3/01/31	3/21 at 100.00	Ba2	2,036,884

3,415	Antioch Unified School District, Contra Costa County, California, General Obligation Bonds, Tender Option Bond Trust 1188, 17.170%, 8/01/47 (IF) (6)	8/23 at 100.00	A+	4,655,738

1,000	Arvin Community Redevelopment Agency, California, Tax Allocation Bonds, Arvin Redevelopment Project, Series 2005, 5.125%, 9/01/35	9/15 at 100.00	N/R	1,002,930

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	262,214

	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007:
3,095	5.000%, 9/01/27	9/17 at 100.00	N/R	3,176,863
7,385	5.000%, 9/01/37	9/17 at 100.00	N/R	7,571,102

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/42	5/40 at 100.00	Aa2	845,954
11,860	0.000%, 5/01/47	5/40 at 100.00	Aa2	5,888,253

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985:
1,085	17.642%, 4/01/31 (Pre-refunded 4/01/17) (IF)	4/17 at 100.00	AA (5)	1,450,244
1,250	19.690%, 4/01/43 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (5)	1,918,250
1,000	18.198%, 4/01/47 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (5)	1,491,440
1,250	17.889%, 4/01/47 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (5)	1,864,300

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,136,151

1,875	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	2,032,913

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	1,102,721

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,105,670

1,595	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 7A-1, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,726,061

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	9/15 at 100.00	N/R	1,001,720

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24 (Pre-refunded 9/01/15)	9/15 at 102.00	N/R (5)	1,509,679
1,875	5.800%, 9/01/35 (Pre-refunded 9/01/15)	9/15 at 102.00	N/R (5)	1,947,338

Nuveen Investments	31

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
$830	5.600%, 9/01/25	9/15 at 102.00	N/R	$853,082
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	2,378,014

1,390	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B, 5.400%, 9/01/35 (Pre-refunded 9/01/15)	9/15 at 102.00	N/R (5)	1,441,764

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/16 at 100.00	N/R	873,519
2,065	5.500%, 9/01/35	9/16 at 100.00	N/R	2,109,315

2,225	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,921,514

4,065	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	2,181,482

10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	11,568,097

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	6/15 at 100.00	BB–	857,980

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	B–	5,861,100

6,790	California Health Facilities Financing Authority, Hospital Revenue Bonds, Adventist Health System West, Tender Option Bonds Trust 4699, 19.510%, 9/01/28 – NPFG Insured (IF) (6)	9/18 at 100.00	N/R	8,802,013

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
2,500	20.255%, 5/15/19 (IF) (6)	No Opt. Call	AA	4,392,900
4,000	19.249%, 5/15/31 (IF) (6)	11/21 at 100.00	AA	6,692,480
1,500	20.255%, 11/15/40 (IF) (6)	11/21 at 100.00	AA	2,635,740

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 1270:
1,250	17.051%, 4/01/42 (IF) (6)	4/22 at 100.00	A+	1,783,300
605	17.018%, 4/01/42 (IF) (6)	4/22 at 100.00	A+	862,579

	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Trust 4726:
540	18.125%, 8/15/43 (IF) (6)	8/24 at 100.00	AA	814,666
1,250	18.153%, 8/15/51 (IF) (6)	8/22 at 100.00	AA	1,759,150

1,020	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 1384, 21.957%, 10/01/44 (IF) (6)	10/24 at 100.00	AA	1,650,972

	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120:
465	21.696%, 10/01/21 (IF) (6)	No Opt. Call	AA	789,979
460	21.740%, 10/01/21 (IF) (6)	No Opt. Call	AA	750,536
3,150	21.877%, 10/01/21 (IF) (6)	No Opt. Call	AA	5,098,590
2,000	21.877%, 10/01/21 (IF) (6)	No Opt. Call	AA	3,237,200
2,000	21.877%, 10/01/21 (IF) (6)	No Opt. Call	AA	3,237,200
845	21.802%, 10/01/21 (IF) (6)	No Opt. Call	AA	1,365,858

1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	1,982,289

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
$1,800	22.125%, 8/15/20 (IF) (6)	No Opt. Call	AA	$2,820,960
1,610	22.113%, 8/15/20 (IF) (6)	No Opt. Call	AA	2,522,677

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
2,000	17.793%, 8/15/41 (IF) (6)	8/22 at 100.00	AA	2,907,520
2,385	17.788%, 8/15/41 (IF) (6)	8/22 at 100.00	AA	3,466,908

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 11952:
2,500	22.238%, 8/15/18 (IF)	No Opt. Call	AA–	4,456,400
2,000	22.238%, 8/15/18 (IF)	No Opt. Call	AA–	3,565,120

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0061:
1,250	18.852%, 5/15/16 (IF)	No Opt. Call	AA–	1,526,450
1,870	18.117%, 5/15/16 (IF)	No Opt. Call	AA–	2,283,569

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
2,500	21.818%, 8/15/18 (IF) (6)	No Opt. Call	AA–	4,456,400
2,500	21.818%, 8/15/18 (IF) (6)	No Opt. Call	AA–	4,456,400

4,320	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 9.469%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A–	4,426,963

1,015	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 2014A-III, 4.600%, 8/01/39	2/24 at 100.00	AA+	1,047,429

19,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	A–	21,312,828

4,000	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	4,327,240

245	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Taxable Series 2012B, 8.500%, 6/01/16	No Opt. Call	N/R	244,520

2,000	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 5.000%, 10/01/44	10/22 at 102.00	BBB–	2,118,560

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
2,750	5.250%, 8/01/42	No Opt. Call	BB+	2,889,810
675	5.300%, 8/01/47	8/22 at 100.00	BB+	708,831

1,975	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 7.000%, 6/01/34	6/22 at 102.00	N/R	2,227,129

920	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Taxable Series 2014B , 7.250%, 6/01/18	No Opt. Call	N/R	930,046

1,680	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A, 6.125%, 8/01/49	8/24 at 100.00	BB	1,768,267

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	2,618,408

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
965	6.750%, 10/01/28	10/18 at 100.00	N/R	1,020,372
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	1,060,810

Nuveen Investments	33

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	$1,392,199

8,735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	9,884,875

5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	5,846,150

7,645	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/01/48	11/23 at 100.00	N/R	8,907,648

2,225	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A, 5.250%, 8/15/49	8/24 at 100.00	BBB	2,427,164

3,100	California Municipal Finance Authority, Multifamily Housing Revenue Bonds, Casa Griffin Apartments, Series 2011A-1, 6.000%, 10/01/46	No Opt. Call	BBB	3,326,393

	California Municipal Finance Authority, Revenue Bonds, Azusa Pacific University Project, Refunding Series 2015B:
2,490	5.000%, 4/01/35	4/25 at 100.00	Baa3	2,692,213
3,080	5.000%, 4/01/41	4/25 at 100.00	Baa3	3,309,214

	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32	1/22 at 100.00	N/R	620,080
530	6.875%, 1/01/42	1/22 at 100.00	N/R	580,848

1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	1,246,032

1,190	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014B, 5.500%, 1/01/19	No Opt. Call	N/R	1,189,476

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29	11/19 at 100.00	A3	611,765
1,040	8.500%, 11/01/39	11/19 at 100.00	AA	1,282,455

1,085	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/40	7/24 at 100.00	BBB–	1,198,046

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
36,305	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	39,382,208
32,985	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	35,694,386

35,480	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45	No Opt. Call	Baa3	36,810,498

1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	1,044,530

	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,205	5.750%, 6/01/34	6/24 at 100.00	BB+	1,282,964
2,390	6.000%, 6/01/44	6/24 at 100.00	BB+	2,557,300

12,000	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	13,242,000

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
$2,010	6.400%, 8/01/34	2/24 at 100.00	BB	$2,286,415
4,960	6.750%, 8/01/44	2/24 at 100.00	BB	5,722,749

2,000	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 4.125%, 7/01/35	7/25 at 100.00	BBB–	1,921,680

1,300	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.750%, 11/01/45	11/24 at 100.00	N/R	1,355,172

690	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.125%, 7/01/44	7/24 at 100.00	BB+	726,970

5,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A1	5,631,450

10,540	California State, General Obligation Bonds, Tender Option Bond Trust 1338, 17.219%, 9/01/32 (IF) (6)	9/23 at 100.00	Aa3	16,748,692

	California State, General Obligation Bonds, Tender Option Bond Trust 1342:
1,375	17.321%, 10/01/37 (IF) (6)	10/24 at 100.00	Aa3	2,160,070
815	17.270%, 10/01/37 (IF) (6)	10/24 at 100.00	Aa3	1,278,898
1,570	17.241%, 10/01/37 (IF) (6)	10/24 at 100.00	Aa3	2,462,121
15,725	17.321%, 4/01/43 (IF) (6)	4/23 at 100.00	Aa3	23,308,224
1,250	17.321%, 10/01/44 (IF) (6)	10/24 at 100.00	Aa3	1,902,950

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.500%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	7,625,700

	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 1364:
2,500	17.014%, 11/01/43 (IF) (6)	11/23 at 100.00	Aa3	3,783,100
1,875	17.003%, 11/01/43 (IF) (6)	11/23 at 100.00	Aa3	2,836,669
725	17.014%, 5/01/44 (IF) (6)	5/24 at 100.00	Aa3	1,089,443
750	13.054%, 11/01/44 (IF) (6)	11/24 at 100.00	Aa3	816,720

1,250	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 1387, 17.489%, 8/01/35 (IF) (6)	8/24 at 100.00	Aa3	1,969,950

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
3,000	5.250%, 12/01/34	12/24 at 100.00	BBB	3,317,460
53,020	5.250%, 12/01/44	12/24 at 100.00	BBB	57,789,149
105,560	5.500%, 12/01/54	12/24 at 100.00	BBB	116,512,902

1,500	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.250%, 11/01/42	No Opt. Call	N/R	1,566,525

1,950	California Statewide Communities Development Authority, Community Facilities District 2012-01, Fancher Creek, Special Tax Bonds, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	2,087,573

2,225	California Statewide Communities Development Authority, Educational Facilities Revenue Bonds, Huntington Park Charter School Project, Series 2007A, 5.250%, 7/01/42	7/17 at 100.00	N/R	2,237,060

1,000	California Statewide Communities Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	1,031,730

2,000	California Statewide Communities Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,227,080

Nuveen Investments	35

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	$3,175,344

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,794,899

	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
225	6.000%, 10/01/29	10/19 at 100.00	BBB+	253,681
4,650	6.250%, 10/01/39	10/19 at 100.00	BBB+	5,233,064

440	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 1385, 21.810%, 11/15/49 – AGM Insured (IF) (6)	11/24 at 100.00	AA	700,216

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	140,070

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.428%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	3,680,096

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,068,800

500	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	511,215

1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,293,578

4,170	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	4,549,095

1,250	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014B, 5.000%, 9/02/44	9/24 at 100.00	N/R	1,334,488

2,220	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,611,808

340	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	333,380

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,997,100

6,570	California Statewide Community Development Authority, Infrastructure Program Revenue Bonds, Series 2006A, 5.200%, 9/02/36	9/15 at 103.00	N/R	6,787,007

560	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/15 at 100.00	N/R	560,577

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A:
1,000	5.400%, 11/01/27	11/17 at 102.00	N/R	1,045,420
6,280	5.500%, 11/01/38	11/17 at 102.00	N/R	6,515,249

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
$1,250	7.250%, 11/01/31	11/21 at 100.00	N/R	$1,468,875
2,250	7.500%, 11/01/41	11/21 at 100.00	N/R	2,670,098

14,335	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	14,981,507

2,255	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	CCC	2,077,780

655	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	661,550

2,755	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/16 at 100.00	N/R	2,787,537

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,320,293
800	5.000%, 11/01/29	11/16 at 100.00	N/R	808,880

	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Tender Option Bond Trust 1185:
5,000	18.000%, 3/01/45 (IF) (6)	3/16 at 100.00	A+	5,603,400
820	17.638%, 3/01/45 (IF) (6)	3/16 at 100.00	A+	918,047

4,115	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	4,150,636

6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.903%, 11/15/32 (IF)	5/18 at 100.00	AA–	9,195,152

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.936%, 11/15/48 (IF) (6)	5/18 at 100.00	AA–	8,716,839

1,000	California Statewide Community Development Authority, Senior Living Revenue Bonds, Southern California Presbyterian Homes, Series 2006A, 4.875%, 11/15/36	11/16 at 100.00	BBB–	1,010,550

14,345	Chabot-Las Positas Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/46 – AMBAC Insured	No Opt. Call	Aa3	3,040,710

1,000	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/30	9/22 at 100.00	N/R	1,111,980

2,000	Chino, California, Special Tax Bonds, Community Facilities District 03-3 Improvement Area 2, Series 2006, 5.000%, 9/01/31	3/16 at 100.00	N/R	2,027,080

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,050,780

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
5,000	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	5,259,600
605	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	642,093

2,500	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Tender Option Trust 2013-10A, 18.078%, 8/01/38 (IF)	8/23 at 100.00	Aa1	3,865,900

	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Junior Lien Series 2013B:
1,015	5.000%, 9/01/32	9/23 at 100.00	N/R	1,101,519
500	5.000%, 9/01/35	9/23 at 100.00	N/R	538,920

Nuveen Investments	37

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Dana Point, California, Special Tax Bonds, Community Facilities District No. 2006-1, Series 2014:
$1,000	5.000%, 9/01/38	9/23 at 100.00	N/R	$1,089,230
1,250	5.000%, 9/01/45	9/23 at 100.00	N/R	1,356,250

	Desert Hot Springs Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Series 2008A-2:
1,000	5.000%, 9/01/23	9/18 at 100.00	CCC+	889,020
2,000	5.250%, 9/01/28	9/18 at 100.00	CCC+	1,727,640
2,000	5.750%, 9/01/38	9/18 at 100.00	CCC+	1,741,140

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 3171, 18.003%, 8/01/33 – AGC Insured (IF)	8/19 at 100.00	AA	6,730,800

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/16 at 100.00	N/R	5,218,856

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
6,100	5.200%, 9/01/27	9/15 at 102.00	N/R	6,241,764
15,470	5.250%, 9/01/37	9/15 at 102.00	N/R	15,720,305

	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
4,000	0.000%, 4/01/32 – SYNCORA GTY Insured	No Opt. Call	A+	1,879,240
5,480	0.000%, 4/01/33 – SYNCORA GTY Insured	No Opt. Call	A+	2,415,146
5,480	0.000%, 4/01/34 – SYNCORA GTY Insured	No Opt. Call	A+	2,294,476

3,755	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	4,120,324

1,500	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	1,510,380

2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.068%, 9/01/32 – AMBAC Insured (IF) (6)	7/15 at 100.00	A+	2,632,100

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006:
3,610	5.000%, 9/01/26	9/15 at 101.00	N/R	3,669,276
3,000	5.000%, 9/01/36	9/15 at 101.00	N/R	3,046,230

6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BB+	7,734,610

9,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/33	No Opt. Call	BBB–	4,024,440

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
5,000	0.000%, 1/15/29 – AGM Insured	No Opt. Call	AA	3,679,050
11,000	0.000%, 1/15/32 – AGM Insured	1/31 at 100.00	AA	8,108,540
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	AA	2,000,350
9,955	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	11,043,380
4,500	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,243,085
7,500	6.000%, 1/15/49	1/24 at 100.00	BBB–	8,877,975
3,665	6.000%, 1/15/53	1/24 at 100.00	BBB–	4,308,317

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
5,450	17.047%, 6/01/45 (Pre-refunded 6/01/15) – AMBAC Insured (IF) (6)	6/15 at 100.00	A1 (5)	5,526,300
750	17.039%, 6/01/38 (Pre-refunded 6/01/15) – FGIC Insured (IF) (6)	6/15 at 100.00	A1 (5)	760,500

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)
$2,500	17.039%, 6/01/38 (Pre-refunded 6/01/15) – FGIC Insured (IF) (6)	6/15 at 100.00	A1 (5)	$2,535,000
2,500	17.039%, 6/01/38 (Pre-refunded 6/01/15) – FGIC Insured (IF) (6)	6/15 at 100.00	A1 (5)	2,535,000
2,500	17.039%, 6/01/38 (Pre-refunded 6/01/15) – FGIC Insured (IF) (6)	6/15 at 100.00	A1 (5)	2,535,000
1,560	17.026%, 6/01/38 (Pre-refunded 6/01/15) – FGIC Insured (IF) (6)	6/15 at 100.00	A1 (5)	1,581,809
2,250	17.039%, 6/01/45 (Pre-refunded 6/01/15) – AMBAC Insured (IF) (6)	6/15 at 100.00	A1 (5)	2,281,500
1,880	17.018%, 6/01/45 (Pre-refunded 6/01/15) – AMBAC Insured (IF) (6)	6/15 at 100.00	A1 (5)	1,906,282
370	16.874%, 6/01/45 (Pre-refunded 6/01/15) – AMBAC Insured (IF) (6)	6/15 at 100.00	A1 (5)	375,125
1,750	17.039%, 6/01/45 (Pre-refunded 6/01/15) (IF) (6)	6/15 at 100.00	A1 (5)	1,774,500
980	17.019%, 6/01/45 (Pre-refunded 6/01/15) (IF) (6)	6/15 at 100.00	A1 (5)	993,700

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1211:
800	21.432%, 6/01/45 (Pre-refunded 6/01/15) – AGC Insured (IF) (6)	6/15 at 100.00	AA (5)	813,976
3,400	20.706%, 6/01/45 (Pre-refunded 6/01/15) – AGC Insured (IF) (6)	6/15 at 100.00	AA (5)	3,459,500
1,975	20.706%, 6/01/45 (Pre-refunded 6/01/15) – AGC Insured (IF) (6)	6/15 at 100.00	AA (5)	2,009,563
990	20.706%, 6/01/45 (Pre-refunded 6/01/15) – AGM Insured (IF) (6)	6/15 at 100.00	AA (5)	1,007,325

7,575	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.792%, 6/01/45 (Pre-refunded 6/01/15) – BHAC Insured (IF)	6/15 at 100.00	AA+ (5)	7,680,974

31,935	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 (Pre-refunded 6/01/15) – AMBAC Insured (UB)	6/15 at 100.00	A1 (5)	32,046,773

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686:
5,500	8.987%, 6/01/45 (Pre-refunded 6/01/15) – AGC Insured (IF) (6)	6/15 at 100.00	AA (5)	5,538,500
550	8.987%, 6/01/45 (Pre-refunded 6/01/15) – AGC Insured (IF) (6)	6/15 at 100.00	AA (5)	553,850

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
48,500	5.000%, 6/01/33	6/17 at 100.00	B	40,869,980
91,255	5.750%, 6/01/47	6/17 at 100.00	B	79,336,184
70,450	5.125%, 6/01/47	6/17 at 100.00	B	56,270,529

98,635	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	82,528,891

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 1389:
925	17.239%, 6/01/34 (IF) (6)	6/25 at 100.00	A1	1,416,656
34,335	17.760%, 6/01/45 (IF) (6)	6/25 at 100.00	A1	49,124,115

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Refunding Bonds, Gonzalez Redevelopment Project, Series 2011, 8.000%, 12/01/44	12/21 at 100.00	BB+	1,791,575

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.771%, 1/15/19 (IF) (6)	No Opt. Call	Aaa	3,619,575

1,000	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, South Bay, Series 2006, 4.600%, 9/01/21	9/16 at 102.00	N/R	1,047,350

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
5,675	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	N/R	5,683,002
6,780	5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	N/R	6,784,949
3,750	4.750%, 8/01/35 – AMBAC Insured	8/15 at 100.00	N/R	3,750,600

Nuveen Investments	39

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
$3,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	$3,392,935
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	No Opt. Call	N/R	1,040,180
3,050	5.000%, 9/01/31 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,142,415
4,245	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	4,349,045

2,935	Imperial, California, Special Tax Bonds, Community Facilities District 2006-2 Savanna Ranch Improvement Area 1, Series 2006, 5.000%, 9/01/37	9/15 at 100.00	N/R	2,976,971

2,380	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/36	9/25 at 100.00	N/R	2,528,393

1,000	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A, 5.125%, 5/15/41	5/16 at 100.00	A+	1,013,490

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40 (Pre-refunded 9/01/15)	9/15 at 100.00	N/R (5)	3,421,433

1,510	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	1,630,377

2,050	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005, 5.100%, 9/01/30	9/15 at 102.00	N/R	2,101,353

42,730	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 0.000%, 6/01/36	6/17 at 28.99	B–	8,468,659

	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
750	5.000%, 9/01/44	9/24 at 100.00	N/R	820,148
2,750	5.000%, 9/01/49	9/24 at 100.00	N/R	3,007,208

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 33 Eastvale Area, Series 2014:
3,260	5.000%, 9/01/43	9/24 at 100.00	N/R	3,595,454
3,140	5.000%, 9/01/43	9/24 at 100.00	N/R	3,463,106

1,225	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB+	1,334,540

4,970	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34	8/21 at 100.00	N/R	5,871,210

1,100	La Verne, California, Certificates of Participation, Brethren Hillcrest Homes, Series 2014, 5.000%, 5/15/36	5/22 at 101.00	BBB–	1,169,311

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
535	5.000%, 9/01/34	No Opt. Call	N/R	590,346
260	5.000%, 9/01/40	No Opt. Call	N/R	284,175

1,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/42	No Opt. Call	N/R	1,097,850

4,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	4,343,960

1,180	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,275,769

1,195	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1, Series 2005, 5.250%, 9/01/30 (Pre-refunded 9/01/15)	9/15 at 102.00	N/R (5)	1,238,904

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$7,590	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	$4,220,647

	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013:
1,500	6.000%, 9/01/38	9/23 at 100.00	N/R	1,781,745
1,000	6.000%, 9/01/43	9/23 at 100.00	N/R	1,184,380

1,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 0.000%, 9/01/29	9/22 at 100.00	N/R	1,056,980

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
2,000	6.875%, 8/01/34	8/19 at 100.00	BBB	2,355,200
1,045	6.875%, 8/01/39	No Opt. Call	BBB	1,211,792

1,400	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	1,735,622

645	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/15 at 100.00	N/R	646,206

1,095	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.375%, 9/01/35	9/23 at 100.00	N/R	1,219,107

1,825	Lincoln, California, Special Tax Bonds, Community Facilities District 2005-1 Sorrento Project, Series 2014A, 5.000%, 9/01/43	9/24 at 100.00	N/R	1,964,941

2,565	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	3,115,629

1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42	8/29 at 100.00	AA–	1,303,435

2,500	Los Angeles County Regional Financing Authority, California, Insured Revenue Bonds, Montecedro Inc. Project, Series 2014A, 5.000%, 11/15/44	11/22 at 100.00	A+	2,733,650

6,365	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,636,467

1,875	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.168%, 5/15/40 (IF) (6)	5/20 at 100.00	AA	2,889,375

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345:
1,150	18.128%, 7/01/20 (IF) (6)	No Opt. Call	AA–	1,718,537
1,715	18.160%, 1/01/22 (IF) (6)	No Opt. Call	AA–	2,608,498

2,420	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 3403, 22.563%, 7/01/22 (IF)	No Opt. Call	AA	4,127,770

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.489%, 6/01/34 (IF) (6)	6/19 at 100.00	AA+	4,170,000

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,249,050

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
1,185	7.000%, 8/01/26	8/21 at 100.00	A–	1,512,688
2,650	7.250%, 8/01/31	8/21 at 100.00	A–	3,340,908
10,010	7.500%, 8/01/41	8/21 at 100.00	A–	12,762,950

Nuveen Investments	41

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,950	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	8/21 at 100.00	A–	$5,036,329

625	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/26	9/15 at 100.00	N/R	629,275

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 1, Series 2015:
2,240	5.000%, 9/01/39	No Opt. Call	N/R	2,391,962
2,950	5.000%, 9/01/44	No Opt. Call	N/R	3,137,591
1,000	4.250%, 9/01/44	No Opt. Call	N/R	992,480

1,750	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 2, Series 2013, 6.000%, 9/01/43	9/23 at 100.00	N/R	1,814,418

1,500	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 6.250%, 9/01/29	9/19 at 100.00	N/R	1,550,325

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/15 at 100.00	N/R	1,101,611
1,245	5.300%, 9/01/36	9/15 at 100.00	N/R	981,932

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26	5/21 at 100.00	BBB+	1,898,497
1,075	6.900%, 5/01/36	5/21 at 100.00	BBB+	1,303,545

1,525	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.125%, 9/01/38	9/24 at 100.00	N/R	1,702,388

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	624,489

220	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	223,762

1,000	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37	9/15 at 100.00	N/R	1,024,170

	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	1,044,421
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	1,359,265

4,195	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	5,702,222

11,910	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	16,189,142

5,510	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	7,489,688

2,000	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	BBB–	2,196,600

1,245	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/15 at 100.00	N/R	1,252,806

2,505	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	3,161,786

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,390	Newman-Crows Landing Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election, Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	$2,033,559

2,305	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	1,092,270

2,485	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	9/15 at 103.00	N/R	2,568,894

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
2,095	5.250%, 9/01/26	9/15 at 101.00	N/R	2,125,273
4,640	5.450%, 9/01/32	9/16 at 100.00	N/R	4,707,419
5,515	5.500%, 9/01/36	9/16 at 100.00	N/R	5,593,699

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2007:
2,700	5.150%, 9/01/27	9/15 at 102.00	N/R	2,766,096
8,110	5.200%, 9/01/37	9/15 at 102.00	N/R	8,302,531

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
1,080	7.000%, 4/01/25	10/15 at 102.00	N/R	1,058,810
1,605	7.500%, 4/01/35	10/15 at 102.00	BB	1,591,759

	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	A–	565,074
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	A–	541,622

2,855	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/15 at 101.00	N/R	2,901,080

5,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	5,817,404

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	18,555,757

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	3,099,210

2,000	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 11872, 17.989%, 2/01/16 – NPFG Insured (IF)	No Opt. Call	AA–	2,555,120

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683:
3,750	17.728%, 8/01/37 – NPFG Insured (IF) (6)	8/17 at 100.00	AA–	4,790,850
7,000	17.728%, 8/01/37 – NPFG Insured (IF) (6)	8/17 at 100.00	AA–	8,942,920

3,190	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	3,528,842

16,610	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	18,506,860

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.930%, 8/01/37 – AGM Insured (IF) (6)	8/17 at 100.00	AA	6,688,600

285	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	332,216

Nuveen Investments	43

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
$1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	$1,322,315
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,535,662

1,050	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005, 5.150%, 9/01/32	9/15 at 100.00	N/R	1,051,565

1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,400,067

3,900	Pico Rivera Water Authority, California, Revenue Bonds, Refunding Water System Project, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	AA–	4,480,008

17,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	18,777,860

2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,376,300

4,360	Pittsburg Redevelopment Agency, California, Tax Allocation Refunding Bonds, Los Medanos Community Development Project, Series 2006C, 4.250%, 9/01/34 – AMBAC Insured	9/16 at 100.00	BBB–	4,360,087

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,471,063

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	8/15 at 100.00	BBB–	1,287,493

	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2015:
1,500	5.000%, 9/01/30	9/25 at 100.00	N/R	1,711,830
1,265	5.000%, 9/01/31	9/25 at 100.00	N/R	1,436,155
1,800	5.000%, 9/01/32	9/25 at 100.00	N/R	2,036,286
1,000	5.000%, 9/01/33	9/25 at 100.00	N/R	1,129,110
1,300	5.000%, 9/01/34	9/25 at 100.00	N/R	1,464,229
1,050	5.000%, 9/01/35	9/25 at 100.00	N/R	1,178,132
2,000	5.000%, 9/01/36	9/25 at 100.00	N/R	2,239,180

8,000	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 10/01/41 – BAM Insured (6)	10/23 at 100.00	AA	8,788,720

3,895	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2004-1 Sunridge Park Area, Series 2007, 6.125%, 9/01/37	9/17 at 100.00	N/R	4,097,151

4,405	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	10/15 at 102.00	N/R	4,517,504

1,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Refunding Series 2012, 5.000%, 9/01/37	No Opt. Call	N/R	1,121,680

1,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Series 2005, 5.500%, 9/01/37	9/15 at 100.00	N/R	1,010,260

4,745	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	4,947,754

	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011:
775	7.500%, 9/01/31	9/16 at 103.00	N/R	841,146
1,440	7.750%, 9/01/41	9/16 at 103.00	N/R	1,566,907

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,445	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Refunding Series 2014, 5.000%, 9/01/35	9/24 at 100.00	N/R	$1,606,956

31,284	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18 (4)	11/15 at 104.00	N/R	2,972,293

1,315	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Desert Communities Redevelopment Project, Refunding Series 2014A, 5.000%, 10/01/31 – AGM Insured	10/24 at 100.00	AA	1,492,407

720	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Refunding Series 2014E, 5.000%, 10/01/31 – AGM Insured	10/24 at 100.00	AA	817,135

	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A:
1,000	5.000%, 10/01/31 – AGM Insured	10/24 at 100.00	AA	1,134,910
1,045	5.000%, 10/01/32 – AGM Insured	10/24 at 100.00	AA	1,179,669

1,500	Riverside County Redevelopment Agency, California, Desert Communities Redevelopment Project Area Tax Allocation Bonds, Series 2010D, 6.000%, 10/01/30	10/20 at 100.00	A–	1,761,795

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Series 2011E:
7,100	0.000%, 12/01/41	No Opt. Call	BBB	1,330,114
7,075	0.000%, 12/01/42	No Opt. Call	BBB	1,227,654
7,050	0.000%, 12/01/43	No Opt. Call	BBB	1,074,561
5,600	0.000%, 12/01/44	No Opt. Call	BBB	799,176

5,000	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/39	No Opt. Call	A–	1,547,100

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A–	1,259,010

1,410	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 5.000%, 9/01/42	9/22 at 100.00	N/R	1,528,962

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 17.466%, 9/01/25 – AGC Insured (IF)	8/15 at 100.00	AA	3,066,935

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	AA–	193,996
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	AA–	220,737

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	9/15 at 102.00	N/R	1,024,520

7,085	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	7,190,354

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014:
1,880	5.000%, 9/01/39	9/24 at 100.00	N/R	1,908,369
1,395	5.000%, 9/01/44	9/24 at 100.00	N/R	1,410,471

1,800	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R	1,805,256

3,000	Roseville, California, Special Tax Bonds, Community Facilities District 5 Stone Point, Series 2006, 5.250%, 9/01/36	9/15 at 101.00	N/R	3,044,100

Nuveen Investments	45

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
$2,500	18.435%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	$4,574,800
3,000	18.435%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	5,489,760
6,580	18.435%, 12/01/33 – AMBAC Insured (IF) (6)	No Opt. Call	A+	12,186,160

1,790	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 1114, 17.952%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	3,272,442

5,945	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	6,289,453

2,740	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	AA–	2,921,799

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	BB	5,084,160
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	20,333,307

1,670	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A	1,847,571

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 19.852%, 2/01/33 (IF)	8/19 at 100.00	AA–	4,803,685

2,725	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2010C, 0.000%, 7/01/48	No Opt. Call	AA–	1,682,143

1,290	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 1381, 17.194%, 5/01/44 (IF) (6)	5/24 at 100.00	A+	1,947,023

4,285	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 1382, 17.149%, 5/01/44 (Alternative Minimum Tax) (IF) (6)	5/24 at 100.00	A+	5,798,505

5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/44	No Opt. Call	N/R	5,464,100

1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	BBB+	1,369,088

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 100.00	N/R	565,235
3,020	0.000%, 8/01/34	8/15 at 100.00	N/R	973,286

500	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	579,300

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B:
31,500	5.250%, 1/15/44	1/25 at 100.00	BB+	34,720,245
21,000	5.250%, 1/15/49	1/25 at 100.00	BB+	22,969,590

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
3,155	5.000%, 1/15/34	1/25 at 100.00	BBB–	3,494,951
45,000	5.000%, 1/15/44	1/25 at 100.00	BBB–	49,462,650
1,600	5.000%, 1/15/50	1/25 at 100.00	BBB–	1,743,584

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$8,240	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB+	$8,331,958

	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 2015-XF01212:
1,500	17.130%, 9/01/30 – AGM Insured (IF) (6)	3/17 at 100.00	AA	1,848,540
470	17.043%, 9/01/30 – AGM Insured (IF) (6)	3/17 at 100.00	AA	578,626

3,860	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.597%, 9/01/38 – BHAC Insured (IF)	9/17 at 100.00	AA+	5,143,566

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	AA	2,645,896

8,180	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	9/15 at 100.00	N/R	8,187,689

500	Santa Margarita Water District, California, Special Tax Bonds, Community Facilities District 99-1 Talega, Series 2013B, 5.000%, 9/01/38	9/24 at 100.00	N/R	549,100

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	3,998,410

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	2,517,125

	Saugus-Castaic School Facilities Financing Authority, California, Community Facilities District 2006-1C, Special Tax Bonds, Series 2013:
1,370	5.875%, 9/01/33	9/23 at 100.00	N/R	1,606,120
3,480	6.000%, 9/01/43	9/23 at 100.00	N/R	4,039,514

1,170	Shafter Community Development Agency, Kern County, California, Tax Allocation Bonds, Shafter Community Development Project Area 2, Refunding Series 2006A, 5.450%, 11/01/36	11/16 at 100.00	N/R	1,193,108

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (5)	971,604

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	BB	5,032,060

1,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	1,165,710

	Stockton Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2006A:
1,710	4.500%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA–	1,578,501
1,000	4.500%, 8/01/31 – NPFG Insured	8/15 at 100.00	AA–	942,090

1,300	Stockton Public Financing Authority, California, Water Revenue Bonds, Delta Water Supply Project, Series 2010A, 6.250%, 10/01/40	10/23 at 100.00	A	1,567,137

1,000	Stockton Redevelopment Agency, California, Revenue Bonds, Stockton Events Center Arena Project, Series 2004, 5.000%, 9/01/36 – FGIC Insured	9/15 at 100.00	AA–	1,000,010

	Stockton, California, Community Facilities District 2006-3, Northbrook Woodside Improvement Area 1 Special Tax Bonds, Series 2007:
1,935	6.125%, 9/01/31	9/15 at 102.00	N/R	1,984,807
2,930	6.250%, 9/01/37	9/15 at 102.00	N/R	3,006,678

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	7,764,150

Nuveen Investments	47

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,500	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39	3/24 at 100.00	BBB+	$3,807,090

6,000	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	No Opt. Call	N/R	6,243,120

	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006:
6,650	5.450%, 9/01/26	9/15 at 101.00	N/R	6,672,411
18,565	5.500%, 9/01/36	9/15 at 101.00	N/R	18,580,038

6,950	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Tender Option Bond Trust 2013-21U, 19.091%, 5/15/38 (IF) (6)	5/23 at 100.00	AA–	11,175,044

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
14,345	5.375%, 6/01/38	6/15 at 100.00	B–	12,109,045
6,115	5.500%, 6/01/45	6/15 at 100.00	B–	5,041,695

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
7,180	5.000%, 6/01/37	6/15 at 100.00	BB+	6,146,080
33,850	5.125%, 6/01/46	6/15 at 100.00	B+	28,492,899

	Tulare Local Health Care District, California, Revenue Bonds, Series 2007:
525	5.000%, 11/01/15	No Opt. Call	B	526,449
550	5.000%, 11/01/16	No Opt. Call	B	551,144
835	5.100%, 11/01/27	11/17 at 100.00	B	754,013
2,785	5.200%, 11/01/32	11/17 at 100.00	B	2,471,576

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	A–	1,524,479

	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32	9/21 at 100.00	BBB+	950,281
4,110	7.650%, 9/01/42	9/21 at 100.00	BBB+	5,197,835

1,565	University of California, General Revenue Bonds, Limited Project, Tender Option Bond Trust 3353, 18.181%, 5/15/20 (IF) (6)	No Opt. Call	AA–	2,375,545

2,500	University of California, General Revenue Bonds, Tender Option Bond Trust 1189, 17.853%, 5/15/36 (IF) (6)	5/23 at 100.00	AA	3,835,500

2,625	University of California, General Revenue Bonds, Tender Option Bond Trust 2013-24U, 18.091%, 5/15/39 (IF) (6)	5/23 at 100.00	AA	3,979,395

3,762	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	3,740,519

6,500	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/35 – AGM Insured	No Opt. Call	AA	2,641,925

600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A–	766,794

3,630	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,038,774

1,800	West Sacramento, California, Special Tax Bonds, Community Facilities District 14 Newport Estates, Refunding & capital Projects, Series 2014, 4.375%, 9/01/36	9/24 at 100.00	N/R	1,907,370

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
$1,000	5.625%, 9/01/24	9/15 at 100.00	N/R	$1,001,550
3,755	5.800%, 9/01/31	9/15 at 100.00	N/R	3,758,905

3,885	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	4,493,236

700	Westside Union School District, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	710,773

1,195	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project, Series 2007, 5.250%, 9/01/39 – RAAI Insured	9/17 at 100.00	AA	1,240,195

7,270	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005, 5.125%, 9/01/35	9/15 at 100.00	N/R	7,308,895
2,183,121	Total California			2,129,663,578

	Colorado – 7.1%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25 (7)	12/15 at 100.00	N/R	1,713,840
5,380	6.250%, 12/01/35 (26)	12/15 at 100.00	N/R	3,022,107

6,210	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	6,737,726

25,503	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	25,543,295

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	1,948,940

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	3,911,948
13,160	5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	13,523,742

5,065	Beacon Point Metropolitan District, Colorado, General Obligation Bonds, Limited Tax Series 2014, 6.500%, 12/15/45 (Pre-refunded 6/26/15)	6/15 at 100.00	N/R (5)	3,158,635

2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	2,052,840

125	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	128,195

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
155	4.250%, 12/01/19 – RAAI Insured	12/17 at 100.00	AA	158,312
1,555	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	AA	1,575,588
4,315	4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	4,369,369

1,495	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Bonds, Series 2003, 7.000%, 12/01/23 (4)	6/15 at 100.00	N/R	545,555

5,870	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Limited Tax Refunding and Improvement Bonds, Series 2010, 8.500%, 12/01/39 (4)	12/19 at 100.00	N/R	2,066,827

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,061,411

Nuveen Investments	49

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,860	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2015, 6.250%, 12/01/44	12/23 at 100.00	N/R	$2,865,434

4,010	Castle Oaks Metropolitan District, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2012, 5.500%, 12/01/22	No Opt. Call	N/R	4,026,241

530	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.000%, 12/01/25 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (5)	547,527

2,950	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	12/19 at 100.00	N/R	2,860,556

	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A:
1,625	6.000%, 12/01/38	12/23 at 100.00	BBB	1,914,738
625	5.625%, 12/01/38	12/23 at 100.00	BBB	716,750

1,380	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	1,435,048

6,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	6,027,660

3,290	City Center West Residential Metropolitan District, Greeley, Colorado, General Obligation and Special Revenue Bonds, Limited Tax Series 2014A, 6.250%, 12/01/44	12/19 at 100.00	N/R	3,292,369

2,600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010A, 6.250%, 11/01/40	11/20 at 100.00	B–	2,701,920

4,330	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 7.250%, 11/01/34	11/20 at 100.00	B–	4,622,188

1,072	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R	890,271

1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	1,819,160

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
680	7.250%, 3/01/24	9/15 at 100.00	N/R	680,714
1,570	7.375%, 3/01/35	9/15 at 100.00	N/R	1,568,964

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	4,629,099

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,085	5.500%, 2/15/26	2/16 at 101.00	N/R	2,106,267
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R	2,380,997

1,695	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R	1,693,068

1,015	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014B, 5.625%, 1/15/44	1/24 at 100.00	BBB–	1,089,633

3,825	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	3,990,164

2,265	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	4/18 at 100.00	N/R	2,354,807

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
$250	5.125%, 7/01/34	7/24 at 100.00	BB+	$264,993
900	5.375%, 7/01/44	7/24 at 100.00	BB+	955,449

925	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	1,049,089

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
2,245	5.000%, 12/15/35	12/25 at 100.00	BB+	2,293,155
4,000	5.000%, 12/15/45	12/25 at 100.00	BB+	4,012,880

2,305	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	2,355,203

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014:
890	5.000%, 11/01/44	11/24 at 100.00	BB+	909,589
765	5.125%, 11/01/49	11/24 at 100.00	BB+	777,202

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R	3,897,159

1,814	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	1,829,727

2,785	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	2,937,033

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	14,281,320

28,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	28,521,728

4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	5,427,730

1,790	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1234, 18.329%, 1/01/45 (IF) (6)	1/23 at 100.00	A+	2,541,388

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1278:
2,500	17.167%, 2/01/41 (IF) (6)	2/21 at 100.00	A+	3,223,800
3,450	17.167%, 2/01/41 (IF) (6)	2/21 at 100.00	A+	4,448,844

3,940	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1315, 17.271%, 1/01/45 (IF) (6)	1/23 at 100.00	A+	5,594,603

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3364, 18.443%, 10/01/37 (IF) (6)	11/23 at 100.00	A+	4,690,080

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,800	6.750%, 6/01/32	6/22 at 100.00	N/R	1,837,872
3,630	7.000%, 6/01/42	6/22 at 100.00	N/R	3,721,149
4,225	7.125%, 6/01/47	6/22 at 100.00	N/R	4,377,903

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3	816,618

Nuveen Investments	51

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3366:
$2,000	25.084%, 7/01/21 (IF) (6)	No Opt. Call	AA–	$3,786,900
4,785	1.661%, 1/01/22 (IF)	No Opt. Call	AA–	7,484,841

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0054:
1,000	18.942%, 1/01/18 (IF)	No Opt. Call	AA–	1,569,000
1,250	18.942%, 1/01/18 (IF)	No Opt. Call	AA–	1,961,250
3,500	17.937%, 1/01/18 (IF)	No Opt. Call	AA–	5,269,880
265	17.937%, 7/01/18 (IF)	No Opt. Call	AA–	386,518

300	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A3	307,542

4,250	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (Alternative Minimum Tax)	1/23 at 100.00	BBB–	4,586,770

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
895	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	897,121
199	5.000%, 9/01/16 (Alternative Minimum Tax) (8)	No Opt. Call	N/R	184,669

2,739	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	2,795,986

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
1,095	5.300%, 12/01/22 – RAAI Insured	12/17 at 100.00	AA	1,132,898
3,580	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	3,720,801
6,830	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	AA	7,033,534

5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	6,433,982

5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 – RAAI Insured	12/22 at 100.00	N/R	5,138,585

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
7,410	5.400%, 12/01/27	12/17 at 100.00	N/R	6,030,629
10,965	5.450%, 12/01/34	12/17 at 100.00	N/R	8,297,654

	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007:
100	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	AA	102,112
462	4.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	466,130
2,740	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	2,774,908
400	4.875%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	402,356

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
5,000	5.850%, 12/01/26	12/16 at 100.00	N/R	5,056,850
6,455	5.950%, 12/01/36	12/16 at 100.00	N/R	6,503,993

5,200	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40	12/21 at 100.00	N/R	5,458,232

4,126	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R	2,545,206

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,420	Cundall Farms Metropolitan District In the City of Thornton, Colorado, Limited Tax General Obligation Bonds, Series 2014, 6.875%, 12/01/44	12/19 at 100.00	N/R	$3,449,617

2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien, Tender Option Bond Trust 1386, 17.489%, 11/15/43 (IF) (6)	11/23 at 100.00	A	3,638,100

	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A:
8,200	5.750%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B+	8,731,114
30,700	5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B+	32,204,300

11,375	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2014A, 5.250%, 12/01/45	12/23 at 100.00	BBB+	12,412,286

2,110	Denver West Promenade Metropolitan District, Colorado, General Obligation Bonds, Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	2,114,579

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
22,000	0.000%, 9/01/35	No Opt. Call	Baa1	9,421,060
7,500	0.000%, 9/01/39	No Opt. Call	Baa1	2,680,800
13,000	0.000%, 9/01/40	No Opt. Call	Baa1	4,345,250
3,995	0.000%, 9/01/41	No Opt. Call	Baa1	1,268,972

1,125	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	AA–	773,246

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
47,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	27,716,279
5,285	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	2,947,022
500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	264,125
10,950	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	5,459,670
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	238,205

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
22,685	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	AA–	8,683,137
24,010	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	AA–	8,279,849
20,555	0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	AA–	6,355,400

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
36,250	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	23,959,438
24,545	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	15,241,463

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	1,666,140
9,000	0.000%, 9/01/29 – NPFG Insured	9/20 at 60.30	AA–	4,371,390
1,060	0.000%, 9/01/33 – NPFG Insured	9/20 at 48.04	AA–	402,090

45,720	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	AA–	14,929,409

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
295	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	AA	305,626
2,835	5.200%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	2,929,746
18,350	5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	18,897,197

3,377	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,416,851

3,249	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35 (9)	12/15 at 100.00	N/R	2,380,347

Nuveen Investments	53

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,765	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R	$3,868,425

1,692	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 6.750%, 12/15/26	12/16 at 100.00	N/R	1,402,939

5,326	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	5,899,557

2,445	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	No Opt. Call	N/R	2,476,907

	Foothills Metropolitan District In the City of Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
2,750	5.250%, 12/01/24	No Opt. Call	N/R	2,939,888
7,995	5.750%, 12/01/30	12/24 at 100.00	N/R	8,565,843
13,310	6.000%, 12/01/38	12/24 at 100.00	N/R	14,229,189

765	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	850,825

7,913	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	7,948,529

2,131	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,230,028

2,780	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,909,187

4,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 9.000%, 11/01/40	12/20 at 100.00	N/R	4,211,200

750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	817,388

2,065	Hawthorn Metropolitan District 2, Jefferson County, Colorado, General Obligation Bonds, Series 2014, 6.375%, 12/01/44	12/19 at 100.00	N/R	2,083,131

16,080	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	15,927,079

8,990	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	8,910,349

810	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	747,112

698	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	596,029

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R	1,004,560
1,693	8.250%, 12/01/37	12/16 at 100.00	N/R	1,733,971

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,837,128

2,282	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	6/15 at 100.00	N/R	1,997,640

1,558	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R	1,340,830

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$330	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	AA	$340,233

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,250	5.500%, 12/01/27	12/16 at 100.00	N/R	1,230,113
4,600	5.625%, 12/01/37	12/16 at 100.00	N/R	4,425,798

2,637	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R	2,658,887

5,350	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40	12/22 at 100.00	N/R	5,596,100

12,930	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A, 5.400%, 12/15/31	12/16 at 100.00	N/R	13,287,256

	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
475	4.750%, 12/01/35	No Opt. Call	N/R	465,814
3,160	5.000%, 12/01/44	12/24 at 100.00	N/R	3,109,503

	Regional Transportation District, Colorado, Certificates of Participation, Tender Option Bond Trust Series 1355:
2,660	17.249%, 6/01/39 (IF) (6)	6/23 at 100.00	Aa3	3,878,280
2,745	33.523%, 6/01/44 (IF) (6)	6/23 at 100.00	Aa3	4,009,869
3,750	14.076%, 6/01/44 (IF) (6)	6/23 at 100.00	Aa3	5,478,750
3,190	9.250%, 6/01/44 (IF) (6)	6/23 at 100.00	Aa3	4,659,984

10,000	Regional Transportation District, Colorado, Certificates of Participation, Series 2014A, 5.000%, 6/01/44 – AGM Insured (UB) (6)	6/23 at 100.00	AA	11,115,100

4,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	4,724,120

3,000	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	2,577,240

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,893,652

1,183	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	9/15 at 100.00	N/R	1,183,911

2,223	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,498,502

2,150	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	AA	2,197,881

	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010:
2,230	7.375%, 12/01/35	12/20 at 100.00	N/R	2,396,849
2,829	6.000%, 12/15/40	No Opt. Call	N/R	2,267,811

9,340	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/38	12/19 at 103.00	N/R	8,975,460

2,625	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015B, 7.750%, 12/15/38	12/19 at 103.00	N/R	2,605,339

4,990	Stetson Ridge Metropolitan District 3, Colorado, Limited Tax General Obligation Bonds, Series 2012, 7.125%, 12/01/42	No Opt. Call	N/R	4,999,082

Nuveen Investments	55

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (10)	12/17 at 100.00	N/R	$1,650,375

1,265	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	1,284,114

2,525	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,790,958

1,935	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.125%, 11/01/38	12/23 at 100.00	N/R	1,990,302

1,040	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	1,051,284

6,445	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,939,396

2,329	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,330,677

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37 (11)	12/18 at 100.00	N/R	2,395,425

525	Waterfront Metropolitan District, Loveland, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 4.800%, 12/01/35 – RAAI Insured	12/17 at 100.00	AA	527,856

	Wheatlands Metropolitan District 2, City of Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
1,978	6.000%, 12/01/25	12/15 at 100.00	N/R	1,983,736
7,946	6.125%, 12/01/35	12/15 at 100.00	N/R	7,960,780
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	7,033,040

1,993	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (5)	2,172,051

1,300	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (5)	1,590,875

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
500	6.250%, 12/01/25	12/15 at 100.00	N/R	494,940
1,393	6.375%, 12/01/35	12/15 at 100.00	N/R	1,364,012
937,645	Total Colorado			780,970,563

	Connecticut – 0.9%

7,050	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/16 at 100.00	B1	7,245,990

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
1,205	7.625%, 1/01/30	1/20 at 100.00	N/R	1,265,599
3,570	7.750%, 1/01/43	1/20 at 100.00	N/R	3,748,250

	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A:
818	7.000%, 4/01/22	4/20 at 100.00	N/R	972,970
38,220	7.875%, 4/01/39	4/20 at 100.00	N/R	46,011,911

143,700	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (4)	No Opt. Call	N/R	11,316,371

1,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2001, 6.250%, 1/01/21	9/15 at 100.00	B–	1,000,050

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003:
$420	5.125%, 1/01/23	7/15 at 100.00	B–	$416,636
20,600	5.250%, 1/01/33	7/15 at 100.00	B–	19,477,918

5,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2015A, 6.750%, 2/01/45	2/23 at 100.00	B–	5,035,250

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (5)	6,457,000
226,583	Total Connecticut			102,947,945

	Delaware – 0.4%

24,885	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	27,175,913

	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A:
4,890	6.750%, 9/01/35	3/25 at 100.00	N/R	4,892,885
7,500	7.000%, 9/01/45	3/25 at 100.00	N/R	7,504,275

1,400	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48 (Mandatory put 7/15/28)	7/21 at 100.00	N/R	1,552,656
38,675	Total Delaware			41,125,729

	District of Columbia – 0.3%

2,630	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/35	10/22 at 100.00	BBB–	2,720,078

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
2,365	18.900%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA	3,272,190
1,190	18.796%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA	1,643,866

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41	3/21 at 100.00	BBB–	2,265,168

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	BBB–	2,987,979
2,740	7.500%, 11/15/31	11/20 at 100.00	BBB–	3,193,141
1,000	7.875%, 11/15/40	11/20 at 100.00	BBB–	1,182,830

175	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	177,413

2,500	District of Columbia, Revenue Bonds, Howard University, Series 2011A, 6.500%, 10/01/41 (UB) (6)	4/21 at 100.00	BBB+	2,874,700

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006:
2,500	22.913%, 10/01/37 (IF) (6)	4/21 at 100.00	BBB+	3,941,600
3,025	22.885%, 10/01/37 (IF) (6)	4/21 at 100.00	BBB+	4,767,158
1,750	22.913%, 10/01/41 (IF) (6)	4/21 at 100.00	BBB+	2,799,160
1,250	22.913%, 10/01/41 (IF) (6)	4/21 at 100.00	BBB+	1,999,400
1,250	22.913%, 10/01/41 (IF) (6)	4/21 at 100.00	BBB+	1,999,400
625	22.913%, 10/01/41 (IF) (6)	4/21 at 100.00	BBB+	999,700
27,640	Total District of Columbia			36,823,783

Nuveen Investments	57

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 12.2%

$1,500	A.H. at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 6.250%, 11/01/46	11/29 at 100.00	N/R	$1,487,745

	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	3,129,525
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	3,123,725

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	12,136,815
12,700	8.125%, 11/15/41	11/21 at 100.00	N/R	14,756,384
7,500	8.125%, 11/15/46	No Opt. Call	N/R	8,695,350

2,680	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/15 at 100.00	N/R	2,682,894

3,020	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	2,532,451

1,730	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36 (12)	5/15 at 101.00	N/R	1,732,785

380	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	No Opt. Call	N/R	380,080

1,785	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 5.000%, 11/15/37	11/23 at 100.00	BBB	1,889,851

19,385	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	18,613,671

24,235	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	25,659,776

3,485	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43	11/24 at 100.00	N/R	3,772,513

2,255	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.500%, 11/01/44	11/25 at 100.00	N/R	2,267,515

8,000	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R	8,064,320

3,930	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 5.875%, 5/01/37	5/22 at 100.00	N/R	3,929,528

3,325	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-2, 5.400%, 5/01/37	5/22 at 100.00	N/R	3,392,930

4,960	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 0.000%, 5/01/37	5/22 at 100.00	N/R	4,422,733

3,430	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 0.000%, 5/01/37	5/22 at 100.00	N/R	2,693,853

2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	2,844,325

	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB–	2,572,021
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB–	1,065,501
4,050	5.000%, 9/01/48	9/23 at 100.00	BBB–	4,159,917

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,855	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	$1,869,914

	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
2,080	5.000%, 11/01/36	11/25 at 100.00	N/R	2,102,027
15,385	5.000%, 11/01/46	11/25 at 100.00	N/R	15,341,307

145	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/17 at 100.00	N/R	148,313

2,985	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	3,157,175

3,425	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,988,141

3,000	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	3,675,240

1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/24 at 100.00	N/R	1,130,220

1,420	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	1,424,217

30,705	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	31,932,586

5,680	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42 (4)	6/22 at 100.00	CC	3,407,716

2,630	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	2,596,073

5,470	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	5,531,920

	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009:
1,540	6.500%, 11/01/29	11/19 at 100.00	BB+	1,704,164
11,045	6.750%, 11/01/39	11/19 at 100.00	BB+	12,292,091

	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F:
660	5.125%, 10/01/21 – NPFG Insured	8/15 at 100.00	AA–	657,967
10,880	5.000%, 10/01/31 – NPFG Insured	8/15 at 100.00	AA–	10,747,590

1,890	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 8.250%, 1/01/44	1/21 at 103.00	N/R	2,021,053

5,000	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	5,480,800

	Capital Trust Agency, Florida, Senior Housing Revenue Bonds, Faulk Senior Residences Project, Series 2014:
1,500	6.750%, 12/01/44	12/22 at 102.00	N/R	1,520,145
3,500	6.750%, 12/01/49	12/22 at 102.00	N/R	3,510,010

1,320	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,334,494

3,540	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	3,551,647

Nuveen Investments	59

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
$4,005	5.000%, 5/01/34	5/24 at 100.00	N/R	$4,073,245
9,025	5.125%, 5/01/45	5/24 at 100.00	N/R	9,195,753

2,800	Century Gardens at Tamiami Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007A, 6.250%, 5/01/37	5/17 at 100.00	N/R	2,843,540

3,460	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	3,465,882

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	534,450
2,130	5.625%, 6/01/33	6/23 at 100.00	BBB–	2,314,245

	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A:
8,000	7.750%, 5/15/35	5/24 at 100.00	N/R	9,176,400
5,000	8.000%, 5/15/37	5/24 at 100.00	N/R	5,773,000

8,430	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, TEMPS 70 Series 2014B-2, 6.500%, 5/15/20	5/15 at 100.00	N/R	8,442,982

9,950	Concord Station Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 100.00	N/R	9,952,090

2,995	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,999,163

1,525	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	1,537,795

1,930	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	1,951,462

2,650	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/15 at 100.00	N/R	2,652,067

3,705	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-2, 7.000%, 5/01/30	5/24 at 100.00	N/R	3,749,312

2,690	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-3, 6.500%, 5/01/44	5/24 at 100.00	N/R	2,747,458

1,375	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	6/15 at 100.00	N/R	1,375,330

8,650	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.750%, 5/01/36	5/22 at 100.00	N/R	8,650,000

4,040	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	4,344,414

3,205	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33	5/23 at 100.00	N/R	3,289,163

4,250	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/45	5/27 at 100.00	N/R	4,939,520

3,360	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	3,389,803

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A:
$4,065	7.625%, 12/15/31	12/21 at 101.00	N/R	$4,343,249
13,615	7.750%, 6/15/42	12/21 at 101.00	N/R	14,576,764

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A:
6,025	6.250%, 7/01/34	7/24 at 100.00	N/R	6,297,933
9,780	6.500%, 7/01/44	7/24 at 100.00	N/R	10,218,144

320	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Taxable Series 2014B, 7.000%, 7/01/20	No Opt. Call	N/R	324,298

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
1,250	5.875%, 6/15/34	6/24 at 100.00	N/R	1,281,838
4,275	6.000%, 6/15/44	6/24 at 100.00	N/R	4,352,762

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A:
1,500	6.000%, 9/15/30	9/20 at 100.00	BB+	1,579,935
10,840	6.000%, 9/15/40	9/20 at 100.00	BB+	11,323,898

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A:
9,610	7.000%, 6/15/26	6/21 at 100.00	BB–	10,428,099
5,275	7.500%, 6/15/33	6/21 at 100.00	BB–	5,822,598
11,150	7.625%, 6/15/41	6/21 at 100.00	BB–	12,365,462

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,500	6.000%, 6/15/32	No Opt. Call	N/R	1,537,395
5,800	6.125%, 6/15/43	No Opt. Call	N/R	5,932,008

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A:
18,525	8.000%, 12/15/35	6/23 at 100.00	N/R	21,250,398
4,000	8.500%, 6/15/44	6/23 at 100.00	N/R	4,685,800

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A:
2,110	6.000%, 6/15/34	6/24 at 100.00	N/R	2,126,416
6,195	6.125%, 6/15/44	6/24 at 100.00	N/R	6,196,611

1,625	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BB	1,637,155

4,220	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,611,194

4,250	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/44	11/24 at 100.00	N/R	4,599,053

	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2015:
1,000	5.000%, 11/01/35	11/25 at 100.00	N/R	992,400
1,250	5.375%, 11/01/45	11/25 at 100.00	N/R	1,238,888

1,630	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.750%, 5/01/33	5/23 at 100.00	N/R	1,765,209

Nuveen Investments	61

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$220	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	$229,572

3,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 5.000%, 5/01/44	5/24 at 100.00	N/R	3,007,320

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 5.000%, 5/01/39	5/24 at 100.00	N/R	1,005,690

4,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.900%, 5/01/45	5/24 at 100.00	N/R	4,331,925

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	997,590

	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013:
1,080	5.000%, 11/15/26 (Alternative Minimum Tax)	5/23 at 100.00	N/R	1,123,103
9,830	5.000%, 11/15/36 (Alternative Minimum Tax)	No Opt. Call	N/R	9,982,562

905	Greeneway Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	941,182

6,000	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015, 5.125%, 5/01/36	5/25 at 100.00	N/R	6,132,900

5,030	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	5,119,534

	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014:
760	5.000%, 11/01/34	11/24 at 100.00	N/R	757,652
1,270	5.500%, 11/01/44	11/24 at 100.00	N/R	1,274,801

	Heritage Harbour North Community Development District, Florida, Special Assessment Bond, Series 2014:
1,200	5.000%, 5/01/34	5/29 at 101.00	N/R	1,216,464
2,170	5.125%, 5/01/45	5/29 at 101.00	N/R	2,193,805

3,410	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,437,451

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 18.555%, 7/28/16 (IF)	No Opt. Call	AA	6,541,879

3,130	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3187, 18.694%, 7/28/16 (IF)	No Opt. Call	AA	3,903,173

1,875	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3251, 19.219%, 5/15/31 – BHAC Insured (IF)	11/16 at 100.00	AA+	2,327,025

3,715	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BB+	3,744,237

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$12,000	Industrial Development Board of the City of Selma, Florida, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (WI/DD, Settling 5/14/15) (Alternative Minimum Tax)	7/21 at 100.00	N/R	$11,942,640

8,095	Jacksonville Economic Development Commission, Florida, Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	8,678,164

	Jacksonville Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Brooks Health System, Tender Option Bond Trust 1004:
5,810	17.823%, 11/01/32 (IF) (6)	11/17 at 100.00	A	7,274,527
2,865	17.827%, 11/01/38 (IF) (6)	11/17 at 100.00	A	3,544,492

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 2015-XF0062, 17.623%, 4/01/35 (IF)	10/21 at 100.00	AA–	3,743,098

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel O-1 Project, Series 2014:
500	5.125%, 11/01/34	11/24 at 100.00	N/R	510,425
920	5.375%, 11/01/44	11/24 at 100.00	N/R	942,448

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014:
610	5.125%, 11/01/34	11/24 at 100.00	N/R	622,719
1,030	5.375%, 11/01/44	11/24 at 100.00	N/R	1,055,132

5,540	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	5,545,041

2,400	La Collina Community Development District, Florida, Special Assessment Revenue Bonds, Series 2015, 5.625%, 11/01/46	11/25 at 100.00	N/R	2,379,000

2,630	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/32	5/25 at 100.00	N/R	2,665,137

	Lake County, Florida, Industrial Development Revenue Bonds, Crane’s View Lodge Project, Series 2012A:
865	6.250%, 11/01/27	11/17 at 102.00	N/R	794,658
3,500	7.125%, 11/01/42	No Opt. Call	N/R	3,179,330

2,030	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	2,005,843

1,245	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	No Opt. Call	N/R	1,295,908

8,180	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.625%, 5/01/34	5/24 at 100.00	N/R	8,695,013

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
4,600	5.250%, 11/01/33	11/22 at 100.00	N/R	4,710,952
3,155	5.750%, 11/01/42	11/22 at 100.00	N/R	3,303,033

	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A:
2,390	5.250%, 5/01/13	No Opt. Call	N/R	955,833
675	5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	269,946

1,000	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015, 4.875%, 5/01/35	No Opt. Call	N/R	996,200

9,660	Landmark at Doral Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/38	5/16 at 100.00	N/R	9,797,945

Nuveen Investments	63

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,835	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	$1,999,416

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
12,640	5.250%, 6/15/27	6/17 at 100.00	BB	12,916,816
34,550	5.375%, 6/15/37	6/17 at 100.00	BB	35,245,492

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
2,625	5.500%, 6/15/32	6/22 at 100.00	BB	2,804,786
4,700	5.750%, 6/15/42	6/22 at 100.00	BB	5,033,747

5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2012, 5.750%, 10/01/42	No Opt. Call	N/R	6,123,609

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2014:
2,495	4.500%, 10/01/32	10/22 at 102.00	BB+	2,502,535
3,490	5.500%, 10/01/47	10/22 at 102.00	BB+	3,711,301

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
7,085	9.000%, 12/01/30	12/18 at 104.00	N/R	7,828,358
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	17,255,771

1,000	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007, 5.000%, 11/15/29	5/17 at 100.00	BBB–	1,048,020

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB) (6)	4/17 at 100.00	A	7,136,124
23,920	5.000%, 4/01/37 (UB) (6)	4/17 at 100.00	A	25,047,110

252	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	247,671

9,515	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25 (4)	7/15 at 100.00	N/R	6,062,197

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14 (4)	No Opt. Call	N/R	1,468,290

1,940	Marshall Creek Community Development District, Saint Johns County, Florida, Capital Improvement and Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/32	5/25 at 100.00	N/R	1,981,361

7,500	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2012, 5.500%, 11/15/42	No Opt. Call	BBB+	8,261,850

410	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014-2, 6.000%, 5/01/34	5/24 at 100.00	N/R	436,921

	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2014:
8,220	4.250%, 11/15/34	11/19 at 100.00	Baa1	8,316,338
4,570	5.000%, 11/15/39	11/24 at 100.00	Baa1	4,950,224

2,235	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/43	10/24 at 100.00	BBB+	2,460,512

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Pine crest Academy Project, Series 2014:
$1,850	5.000%, 9/15/34	9/24 at 100.00	BBB–	$1,939,041
1,550	5.250%, 9/15/44	No Opt. Call	BBB–	1,626,167

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 1009, 18.538%, 10/01/41 (IF) (6)	10/20 at 100.00	A	4,459,046

3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 17.920%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (6)	10/18 at 100.00	AA	4,939,060

3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 3271, 21.089%, 6/01/17 – AGC Insured (IF)	No Opt. Call	AA	5,055,236

	Miami-Dade County, Florida, Special Obligation Bonds, Subordinate Series 2005A:
900	0.000%, 10/01/33 – NPFG Insured	10/15 at 39.62	AA–	348,966
3,300	0.000%, 10/01/35 – NPFG Insured	10/15 at 35.68	AA–	1,122,825
3,785	0.000%, 10/01/37 – NPFG Insured	10/15 at 32.05	AA–	1,157,112
9,675	0.000%, 10/01/38 – NPFG Insured	10/15 at 30.36	AA–	2,793,656
8,385	0.000%, 10/01/39 – NPFG Insured	10/15 at 28.76	AA–	2,287,344

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
855	17.765%, 4/01/19 – AGM Insured (IF)	No Opt. Call	AA	1,307,808
3,750	17.765%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA	5,736,000
2,065	17.744%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA	3,157,282

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
1,030	4.250%, 5/01/24	5/23 at 100.00	N/R	1,098,928
2,895	5.000%, 5/01/29	5/23 at 100.00	N/R	3,092,005
7,665	5.000%, 5/01/37	5/23 at 100.00	N/R	8,108,037

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A:
4,090	4.250%, 5/01/24	5/23 at 100.00	N/R	4,363,703
3,500	5.000%, 5/01/29	5/23 at 100.00	N/R	3,738,175
15,285	5.000%, 5/01/37	5/23 at 100.00	N/R	16,168,473

1,270	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,282,764

3,640	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.375%, 5/01/32	5/23 at 100.00	N/R	3,912,927

2,100	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/35	5/25 at 100.00	N/R	2,066,106

1,820	Monterra Community Development District, Cooper City, Florida, Special Assessment Bonds, Refunding Series 20015, 3.500%, 5/01/36 – AGM Insured	5/25 at 100.00	AA	1,723,886

10,250	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	10,370,643

	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014:
1,565	5.250%, 11/01/35	11/24 at 100.00	N/R	1,635,675
2,690	5.625%, 11/01/45	11/24 at 100.00	N/R	2,820,815

870	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	478,500

Nuveen Investments	65

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,590	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16 (4)	No Opt. Call	N/R	$874,500

2,025	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.750%, 8/01/32	8/22 at 100.00	N/R	2,146,743

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
1,495	5.000%, 8/01/29	8/24 at 100.00	N/R	1,530,745
2,700	5.000%, 8/01/34	8/24 at 100.00	N/R	2,743,659
15,500	5.000%, 8/01/46	8/24 at 100.00	N/R	15,504,495

	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015:
1,290	4.750%, 11/01/35	11/25 at 100.00	N/R	1,282,647
3,245	4.875%, 11/01/45	11/25 at 100.00	N/R	3,214,465

950	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	960,460

345	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 1071, 16.624%, 10/01/42 (IF) (6)	4/22 at 100.00	A	438,057

3,565	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 1071, 16.671%, 10/01/42 (IF) (6)	4/22 at 100.00	A	4,529,439

1,860	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	1,874,954

	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,073,980
1,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	1,053,990

	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
500	6.750%, 6/01/24	6/22 at 102.00	N/R	571,600
1,000	6.850%, 6/01/26	6/22 at 102.00	N/R	1,145,260
1,000	7.000%, 6/01/29	6/22 at 102.00	N/R	1,144,420
5,000	7.375%, 6/01/44	6/22 at 102.00	N/R	5,687,750
10,100	7.500%, 6/01/49	6/22 at 102.00	N/R	11,537,228

5,795	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	5,842,749

575	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BB	577,484

2,150	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,308,434

500	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44	11/27 at 100.00	N/R	552,660

	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2014A:
710	5.000%, 11/01/27	11/24 at 100.00	N/R	720,167
2,085	5.750%, 11/01/44	11/24 at 100.00	N/R	2,114,461

	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
500	4.875%, 5/01/22	No Opt. Call	N/R	524,345
1,480	5.375%, 5/01/31	5/22 at 100.00	N/R	1,545,209

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$10,965	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/15 at 100.00	N/R	$10,965,548

2,550	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	2,247,366

575	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	588,777

	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
2,445	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	2,632,409
315	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	338,093

2,575	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,684,026

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
420	5.750%, 11/01/22	No Opt. Call	N/R	470,282
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,510,763
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,246,830

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015:
1,350	5.000%, 11/01/35	11/25 at 100.00	N/R	1,323,203
2,270	5.200%, 11/01/45	11/25 at 100.00	N/R	2,228,777

4,245	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,731,313

3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,430,863

3,500	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	5/15 at 100.00	N/R	3,521,420

2,740	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015, 5.000%, 5/01/36 (WI/DD, Settling 5/19/15)	5/28 at 100.00	N/R	2,740,000

2,770	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,917,142

1,900	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 7.125%, 11/01/44	11/24 at 100.00	N/R	2,027,243

6,375	Saint Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Refunding Series 2014A, 1.344%, 1/01/49	4/17 at 100.00	N/R	2,232,653

2,359	Saint Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Refunding Series 2014B, 2.500%, 1/01/49	4/17 at 100.00	N/R	24

8,300	Sarasota National Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/39	5/17 at 100.00	N/R	8,360,673

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
3,000	5.500%, 10/01/24	10/17 at 100.00	BBB–	3,209,970
21,150	5.250%, 10/01/27	10/17 at 100.00	BBB–	22,440,150

2,190	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 5.000%, 5/01/38	5/24 at 101.00	N/R	2,140,243

Nuveen Investments	67

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,500	Solterra Resort Community Development District, Florida, Special Assessment Bonds, Series 2014, 5.375%, 11/01/44	11/25 at 100.00	N/R	$2,503,975

6,500	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	6,521,255

6,825	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.350%, 5/01/36	5/15 at 100.00	N/R	6,826,433

2,155	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	2,203,940

2,340	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Tender Option Bond Trust 1255, 22.530%, 8/15/42 (IF) (6)	8/17 at 100.00	AA	2,970,981

6,350	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.571%, 2/15/28 (IF)	8/17 at 100.00	AA	6,716,522

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	17.436%, 8/15/23 (IF)	8/17 at 100.00	AA	1,011,510
6,250	15.928%, 8/15/42 (IF)	8/17 at 100.00	AA	7,083,250

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030:
3,835	15.894%, 8/15/15 (IF) (6)	No Opt. Call	AA	5,049,506
2,130	15.876%, 8/15/15 (IF) (6)	No Opt. Call	AA	2,809,129

4,120	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB–	4,358,095

2,015	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34	5/23 at 101.00	N/R	2,230,927

3,370	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30	3/24 at 100.00	BBB+	3,724,221

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014:
2,125	5.125%, 11/01/34	11/24 at 100.00	N/R	2,168,669
3,265	5.500%, 11/01/44	11/24 at 100.00	N/R	3,340,519

2,225	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	2,403,779

2,500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 6.500%, 5/01/39	5/23 at 100.00	N/R	2,917,725

	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014:
2,740	5.125%, 11/01/34	11/29 at 100.00	N/R	2,819,542
3,945	5.500%, 11/01/44	11/29 at 100.00	N/R	4,044,256

215	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	222,295

8,750	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	8,805,125

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
415	6.750%, 11/01/27	11/18 at 100.00	N/R	433,907
2,025	7.850%, 11/01/41	11/18 at 100.00	N/R	2,185,664

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$9,585	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	$7,036,061

22,690	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	13,578,377

11,820	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	5,241,224

	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
340	6.375%, 5/01/17 (4)	No Opt. Call	N/R	3
1,715	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	17
2,060	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	21
10,355	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	104

12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	121

	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT:
20	6.375%, 5/01/17 (4)	No Opt. Call	N/R	20,216
150	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	153,216
175	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	178,736
870	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	892,359

3,130	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007A-1. RMKT, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	2,966,176

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
310	6.375%, 5/01/17	No Opt. Call	N/R	308,772
2,855	6.450%, 5/01/23	5/17 at 100.00	N/R	2,870,588
3,460	6.550%, 5/01/27	5/17 at 100.00	N/R	3,480,345
2,260	5.250%, 5/01/39	5/17 at 100.00	N/R	2,269,447
17,090	6.650%, 5/01/40	5/17 at 100.00	N/R	17,404,798

35,080	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	21,636,993

21,550	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	5/18 at 100.00	N/R	11,244,575

23,470	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40	5/18 at 100.00	N/R	235

35,810	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/15 at 100.00	N/R	35,837,216

3,285	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 6.250%, 11/01/44	11/26 at 102.00	N/R	3,314,237

1,230	Tradition Community Development District 1, Port Saint Lucie, Florida, Special Assessment Bonds, Refunding Series 2014, 4.250%, 5/01/32 – AGM Insured	5/24 at 100.00	AA	1,255,104

9,200	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (4)	5/16 at 100.00	N/R	6,117,172

750	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/43 – AGM Insured	11/32 at 100.00	N/R	943,448

Nuveen Investments	69

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015:
$1,725	5.000%, 11/01/36	11/25 at 100.00	N/R	$1,728,778
2,570	5.125%, 11/01/45	11/25 at 100.00	N/R	2,538,723

5,840	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.250%, 5/01/37	5/16 at 100.00	N/R	5,858,221

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
535	5.000%, 5/01/23	5/22 at 100.00	N/R	571,738
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,579,950
100	6.125%, 5/01/42	5/22 at 100.00	N/R	106,293

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
1,365	5.000%, 5/01/23	5/22 at 100.00	N/R	1,446,709
2,750	5.500%, 5/01/34	5/22 at 100.00	N/R	2,913,790

1,055	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,232,641

4,700	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	4,847,533

6,020	Verano Center Community Development District, Florida, Special Assessment Revenue Bonds, Community Infrastructure Projects, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	6,021,264

2,315	Villa Portofino East Development District, Homestead, Florida, Special Assessment Bonds, Series 2007A, 5.200%, 5/01/37	5/17 at 100.00	N/R	2,362,365

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/13 (4)	No Opt. Call	N/R	836,182
1,000	5.350%, 5/01/17 (4)	No Opt. Call	N/R	550,120
1,500	5.550%, 5/01/39 (4)	5/17 at 100.00	N/R	825,165

575	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	N/R	609,937

	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014:
2,000	5.125%, 11/01/35	11/24 at 100.00	N/R	2,015,480
2,420	5.500%, 11/01/45	11/24 at 100.00	N/R	2,440,401

18,450	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	5/15 at 100.00	N/R	18,456,642

3,425	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.500%, 5/01/37	5/15 at 100.00	N/R	3,425,480

	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2014:
500	5.375%, 5/01/35	5/25 at 100.00	N/R	504,620
2,390	5.625%, 5/01/45	5/25 at 100.00	N/R	2,413,111

1,360	Wynnfield Lakes Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 4.500%, 5/01/36	5/24 at 100.00	A–	1,388,274

1,690	Wynnmere West Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/44	11/25 at 100.00	N/R	1,708,810
1,404,776	Total Florida			1,334,790,259

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia – 1.3%

$1,485	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	BBB+	$1,497,741

5,725	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	6,707,009

2,900	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	3,397,437

	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Trust 2015-2A:
4,385	22.058%, 11/01/40 (IF)	5/25 at 100.00	AA–	7,257,263
1,215	22.001%, 11/01/40 (IF)	5/25 at 100.00	AA–	2,008,747

500	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	7/15 at 100.00	Baa2	500,700

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22	6/15 at 100.00	CCC	869,308
95	5.375%, 12/01/28	6/15 at 100.00	CCC	91,407

11,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB–	14,384,430

12,625	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	BB–	12,717,541

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	6/15 at 100.00	BB–	3,470,665
3,310	5.000%, 12/01/26	6/15 at 100.00	BB–	3,278,323

4,750	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	5,194,600

	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010:
5,200	7.625%, 12/01/30 (4), (8)	12/20 at 100.00	N/R	1,681,461
5,200	8.000%, 12/01/40 (4), (8)	12/20 at 100.00	N/R	1,681,461
3,500	8.125%, 12/01/45 (4), (8)	12/20 at 100.00	N/R	1,131,752

5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	5,500,320

	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A:
9,550	5.000%, 7/01/27	7/17 at 100.00	N/R	9,706,333
1,000	5.000%, 7/01/29	7/17 at 100.00	N/R	1,014,090
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	8,084,879
39,945	5.125%, 7/01/42	7/17 at 100.00	N/R	40,327,671

4,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006B, 7.300%, 7/01/42 (Mandatory put 7/01/23)	No Opt. Call	N/R	4,050,320

2,630	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Tender Option Bond Trust 1388, 23.468%, 8/15/49 (IF) (6)	2/25 at 100.00	AA–	4,430,761

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
1,128	5.500%, 7/15/23	7/21 at 100.00	N/R	1,148,442
2,242	5.500%, 7/15/30	7/21 at 100.00	N/R	2,281,947
2,461	5.500%, 1/15/36	7/21 at 100.00	N/R	2,504,421
143,171	Total Georgia			144,919,029

Nuveen Investments	71

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam – 0.7%

$1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	$1,626,240

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,000	6.625%, 12/01/30	12/20 at 100.00	B+	1,120,810
8,000	6.875%, 12/01/40	12/20 at 100.00	B+	8,967,920

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35 (Pre-refunded 7/01/15)	7/15 at 100.00	A– (5)	1,009,420

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.250%, 7/01/25	7/20 at 100.00	A–	2,213,940

	Guam Government, General Obligation Bonds, 2009 Series A:
7,800	6.750%, 11/15/29	11/19 at 100.00	BB–	9,299,784
32,530	7.000%, 11/15/39	11/19 at 100.00	BB–	39,132,289

	Guam International Airport Authority, Revenue Bonds, Series 2013C:
1,410	6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,667,240
1,000	6.125%, 10/01/43 – AGM Insured (Alternative Minimum Tax)	10/23 at 100.00	AA	1,174,020

2,755	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	3,045,653

3,100	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A–	3,431,142

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
2,000	5.250%, 7/01/33	7/23 at 100.00	A–	2,252,780
3,840	5.500%, 7/01/43	7/23 at 100.00	A–	4,396,070
67,935	Total Guam			79,337,308

	Hawaii – 0.3%

3,815	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,843,994

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
3,040	6.625%, 7/01/33	7/23 at 100.00	BB+	3,429,120
8,950	6.875%, 7/01/43	7/23 at 100.00	BB+	10,203,448

4,550	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	No Opt. Call	N/R	4,669,210

5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	BB+	5,585,173

	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,140,612
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	3,110,280
29,660	Total Hawaii			31,981,837

	Idaho – 0.1%

3,835	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	4,469,386

1,305	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB–	1,364,652

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho (continued)

	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Xavier Charter School, Inc. Project, Series 2015A:
$1,000	5.000%, 6/01/35	6/25 at 100.00	BBB–	$1,002,310
2,380	5.000%, 6/01/44	6/25 at 100.00	BBB–	2,376,263
8,520	Total Idaho			9,212,611

	Illinois – 7.4%

1,065	Bellwood, Illinois, General Obligation Bonds, Series 2008, 7.000%, 12/01/29	No Opt. Call	N/R	1,122,318

8,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/17 at 100.00	N/R	8,625,387

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/17 at 100.00	N/R	4,023,000

2,540	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	2,608,428

924	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	AA	934,589

4,660	Central Illinois Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Huntington Ridge Apartments Project, Series 2014, 5.000%, 8/01/30	8/24 at 100.00	N/R	4,813,034

5,505	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 1210, 22.912%, 12/01/39 – AMBAC Insured (IF) (6)	12/21 at 100.00	AA	7,482,286

8,750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42 – AGM Insured (6)	12/22 at 100.00	AA	9,171,400

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C:
1,000	5.250%, 12/01/35	12/24 at 100.00	A–	974,180
5,000	5.250%, 12/01/39	12/24 at 100.00	A–	4,852,000

1,765	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 – FGIC Insured	No Opt. Call	AA–	838,004

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2014-4A:
8,000	22.320%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	12,711,200
500	22.320%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	794,450
2,950	22.306%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	4,686,075

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bonds Trust 1362:
2,600	22.003%, 12/01/44 (IF) (6)	12/24 at 100.00	AA	4,131,140
2,000	22.003%, 12/01/44 (IF) (6)	12/24 at 100.00	AA	3,177,800
3,755	22.003%, 12/01/44 (IF) (6)	12/24 at 100.00	AA	5,966,320
1,000	23.254%, 12/01/49 (IF) (6)	12/24 at 100.00	AA	1,646,750
2,000	23.254%, 12/01/49 (IF) (6)	12/24 at 100.00	AA	3,293,500
1,150	23.254%, 12/01/49 (IF) (6)	12/24 at 100.00	AA	1,893,763

1,200	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33	9/15 at 100.00	N/R	1,200,624

1,088	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	1,091,962

6,480	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/15 at 100.00	N/R	4,686,271

4,510	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopment Project, Series 2013A, 7.125%, 3/15/33	10/18 at 100.00	N/R	4,645,526

Nuveen Investments	73

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$800	Chicago, Illinois, General Obligation Bonds, Tender Option Bond Trust 1212, 21.956%, 1/01/35 – AGM Insured (IF) (6)	1/21 at 100.00	AA	$1,015,880

	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Refunding Series 2014:
1,000	5.000%, 1/01/32 – AGM Insured	1/24 at 100.00	AA+	1,099,510
2,000	5.000%, 1/01/33 – AGM Insured	1/24 at 100.00	AA+	2,195,900

58,080	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	62,697,941

2,402	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	2,303,350

653	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2011A, 6.000%, 10/01/42	5/15 at 101.00	N/R	633,338

1,600	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	No Opt. Call	N/R	1,605,952

	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011:
7,660	7.750%, 7/01/30	7/21 at 100.00	N/R	8,634,046
1,545	8.000%, 7/01/35	7/21 at 100.00	N/R	1,759,384
2,000	8.250%, 7/01/41	7/21 at 100.00	N/R	2,295,600

3,145	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/35 – AGM Insured	3/24 at 100.00	AA	3,338,512

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,761,175

2,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 2014-2A, 22.400%, 1/01/39 (IF)	1/24 at 100.00	AA–	3,136,600

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/15 at 100.00	BB	791,335

3,300	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 4.500%, 11/01/36	11/24 at 100.00	A	3,290,991

1,265	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	BBB–	1,266,442

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
25	5.000%, 12/01/21	12/16 at 100.00	BBB	25,965
1,250	5.000%, 12/01/36	12/16 at 100.00	BBB	1,261,038

3,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	3,440,220

205	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Tender Option Bond Trust 3302, 18.187%, 12/01/15 (IF)	No Opt. Call	AAA	226,291

62,480	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	67,587,740

200	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.500%, 4/01/44	10/19 at 100.00	Baa3	216,360

	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
3,510	7.750%, 5/15/30	5/20 at 100.00	N/R	3,983,815

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)
$10,000	8.000%, 5/15/40	5/20 at 100.00	N/R	$11,440,200
10,625	8.000%, 5/15/46	5/20 at 100.00	N/R	12,126,100

15,650	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB	16,614,040

5,140	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	5,202,759

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 1098:
1,500	18.282%, 8/15/15 – AGC Insured (IF) (6)	No Opt. Call	AA	2,000,220
1,625	18.282%, 2/15/39 – AGC Insured (IF) (6)	8/18 at 100.00	AA	2,103,465
2,495	18.282%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA	3,229,628
625	18.282%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA	809,025
550	18.204%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA	711,205

890	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	891,210

5,500	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	9/15 at 100.00	BB–	5,500,770

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
1,000	5.000%, 4/01/26	4/16 at 100.00	Baa3	1,002,720
11,170	5.000%, 4/01/31	4/16 at 100.00	Baa3	11,177,484
19,140	5.000%, 4/01/36	4/16 at 100.00	Baa3	18,870,509

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	6,448,320

2,905	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	3,246,599

10,375	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	10,293,971

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
110	5.250%, 5/15/15	No Opt. Call	N/R	110,136
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,949,126
11,825	5.750%, 5/15/38	5/17 at 100.00	N/R	11,966,191
350	5.400%, 5/15/38	5/15 at 100.00	N/R	350,039

3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 2015-XF0060, 17.550%, 5/01/26 (IF)	5/20 at 100.00	AA	4,611,000

	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076:
560	17.847%, 8/15/20 (IF)	No Opt. Call	AA+	791,146
1,000	17.847%, 8/15/20 (IF)	No Opt. Call	AA+	1,412,760
1,925	17.858%, 2/15/37 (IF)	8/22 at 100.00	AA+	2,636,769

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 11783:
490	20.008%, 2/15/19 (IF)	No Opt. Call	AA–	736,431
625	20.008%, 2/15/31 (IF)	8/19 at 100.00	AA–	948,975

24,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2006, 5.000%, 12/01/42 (Pre-refunded 12/01/15) (UB)	12/15 at 100.00	AAA	25,132,345

1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (UB) (6)	11/17 at 100.00	A	2,068,777

Nuveen Investments	75

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702:
$1,125	20.125%, 11/15/33 (IF) (6)	11/17 at 100.00	A	$1,531,294
4,260	21.153%, 5/15/39 (IF) (6)	5/20 at 100.00	A	7,103,465
1,705	21.153%, 5/15/39 (IF) (6)	5/20 at 100.00	A	2,839,712
4,740	21.148%, 5/15/39 (IF) (6)	5/20 at 100.00	A	7,903,855

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 1115:
3,525	16.597%, 5/15/41 (IF) (6)	5/22 at 100.00	A	4,656,525
2,500	16.597%, 5/15/41 (IF) (6)	5/22 at 100.00	A	3,302,500

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28	5/20 at 100.00	BBB+	1,284,281

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	9,981,754

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (Pre-refunded 11/01/18) (UB) (6)	11/18 at 100.00	Aaa	10,900,522

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (Pre-refunded 11/01/18) (UB) (6)	11/18 at 100.00	Aaa	2,954,235

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB)	5/19 at 100.00	Aaa	6,684,254

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 1017:
300	21.832%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	533,592
250	22.822%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	454,370
3,067	22.809%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	5,572,800
1,065	22.770%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	1,933,571
815	22.754%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	1,479,201
315	22.647%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	570,462

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
5,000	5.000%, 8/15/35	8/25 at 100.00	Baa1	5,411,550
10,000	5.000%, 8/15/44	8/25 at 100.00	Baa1	10,779,400

650	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB+ (5)	797,648

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121:
1,030	21.539%, 2/15/19 – AGM Insured (IF) (6)	No Opt. Call	AA	1,819,557
665	21.422%, 2/15/19 – AGM Insured (IF) (6)	No Opt. Call	AA	1,171,883

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 20.008%, 2/15/31 (IF)	8/19 at 100.00	AA–	3,469,453

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 2015-XF0108:
3,025	19.798%, 2/15/19 (IF) (6)	No Opt. Call	AA–	4,512,211
4,250	19.798%, 2/15/35 (IF) (6)	2/21 at 100.00	AA–	6,339,470

3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00	N/R	3,097,946

985	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	1,015,171

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A:
$1,290	5.000%, 6/01/14 (4)	No Opt. Call	Ca	$1,193,147
7,540	5.500%, 6/01/19 (4)	6/15 at 100.00	Caa2	6,973,897
6,905	5.000%, 6/01/24 (4)	6/15 at 100.00	Caa2	6,386,573
21,710	5.125%, 6/01/35 (4)	6/15 at 100.00	Caa2	20,080,013

1,430	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0107, 18.125%, 2/01/33 (IF) (6)	8/18 at 100.00	AA	1,512,697

22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (UB) (6)	4/16 at 100.00	AA+	22,158,127

	Illinois Sports Facility Authority, State Tax Supported Bonds, Tender Option Bond Trust 1358:
250	18.340%, 6/15/32 – AGM Insured (IF) (6)	6/24 at 100.00	AA	374,010
3,305	18.333%, 6/15/32 – AGM Insured (IF) (6)	6/24 at 100.00	AA	4,943,784
2,245	18.330%, 6/15/32 – AGM Insured (IF) (6)	6/24 at 100.00	AA	3,357,981

1,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/39	No Opt. Call	AA	1,066,410

	Illinois State, General Obligation Bonds, Series 2014:
8,695	5.000%, 4/01/36 – AGM Insured (UB) (6)	4/24 at 100.00	AA	9,294,520
8,825	5.000%, 4/01/37 – AGM Insured (UB) (6)	4/24 at 100.00		9,453,958

1,795	Illinois State, General Obligation Bonds, Tender Option Bond Trust 1350, 17.206%, 4/01/32 – AGM Insured (IF) (6)	4/24 at 100.00	AA	2,344,539

	Illinois State, General Obligation Bonds, Tender Option Bond Trust 1360:
1,170	17.014%, 2/01/39 – AGM Insured (IF) (6)	2/24 at 100.00	AA	1,472,656
6,665	17.049%, 2/01/39 – AGM Insured (IF) (6)	2/24 at 100.00	AA	8,392,835

	Illinois State, General Obligation Bonds, Tender Option Bond Trust 1371:
2,750	17.409%, 7/01/28 – AGM Insured (IF) (6)	7/23 at 100.00	AA	3,705,350
1,850	18.415%, 7/01/33 – AGM Insured (IF) (6)	7/23 at 100.00	AA	2,494,170

	Illinois State, General Obligation Bonds, Tender Option Bond Trust 1379:
1,910	16.525%, 5/01/29 (IF) (6)	5/24 at 100.00	A–	2,422,243
3,565	16.545%, 5/01/30 (IF) (6)	5/24 at 100.00	A–	4,467,159
2,000	16.556%, 5/01/32 (IF) (6)	5/24 at 100.00	A–	2,420,480

25,935	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (14)	1/16 at 100.00	N/R	12,915,630

4,015	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CC	2,862,815

	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
1,595	5.250%, 1/01/25 (13)	1/16 at 100.00	D	465,740
3,675	5.250%, 1/01/30 (13)	1/16 at 100.00	D	1,073,100
5,420	5.250%, 1/01/36 (13)	1/16 at 100.00	D	1,582,640

12,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	1,149,867

4,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Tender Option Bond Trust 3297, 18.141%, 6/15/20 – NPFG Insured (Alternative Minimum Tax) (IF) (6)	No Opt. Call	AAA	4,748,960

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3220:
265	19.958%, 12/15/18 (IF) (6)	No Opt. Call	AAA	353,976
9,300	18.941%, 6/15/42 (IF) (6)	6/20 at 100.00	AAA	11,014,920

Nuveen Investments	77

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

$4,500		Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	$4,415,355

11,135		Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	11,340,998

4,560		Plano, Illinois, Special Tax Bonds, Special Service Area 3 & 4 Lakewood Springs Project, Refunding Series 2015, 4.000%, 3/01/35	3/25 at 100.00	N/R	4,553,616

3,425		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	3,432,432

5,750		Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	6,108,973

–	(27)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	205

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,190		6.950%, 1/01/21	1/18 at 100.00	N/R	2,240,436
1,935		6.950%, 1/01/25	1/18 at 100.00	N/R	1,937,032

2,600		Southwestern Illinois Development Authority Local Government Program Revenue Bonds, Granite City Project, Series 2009C, 7.750%, 3/01/22 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (5)	2,607,020

14,000		Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	BB–	14,315,700

		Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
500		7.250%, 11/01/33	11/23 at 100.00	BB+	622,280
7,775		7.250%, 11/01/36	11/23 at 100.00	BB+	9,644,577
15,225		7.125%, 11/01/43	11/23 at 100.00	BB+	18,687,470

2,285		Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (5)	2,310,295

1,000		Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/36	2/17 at 100.00	BBB–	1,010,660

3,000		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	3,132,900

1,750		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,838,778

7,457		Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	7,518,297

2,047		Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/17 at 100.00	N/R	1,884,857

565		Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	550,813

3,347		Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 Woods Creek, Series 2004, 6.750%, 3/01/34	3/16 at 100.00	N/R	3,380,671

2,150		Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,289,979

1,900		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 5.000%, 3/01/33	3/23 at 100.00	N/R	1,907,999

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$4,068	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2005-108 Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	$4,069,058

6,780	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball & Beecher, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	6,877,768
761,554	Total Illinois			810,780,360

	Indiana – 2.4%

1,080	Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	N/R	776,142

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,000	7.125%, 11/15/42	No Opt. Call	N/R	1,112,870
7,500	7.125%, 11/15/47	No Opt. Call	N/R	8,321,925

125	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (5)	132,591

6,835	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B–	7,298,276

860	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29	8/15 at 100.00	B–	861,909

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.729%, 4/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	AA	2,939,984

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2015-XF0115, 17.622%, 4/15/17 (IF) (6)	No Opt. Call	A	5,874,450

5,855	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	BB–	5,823,793

	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A:
2,000	7.000%, 7/01/33	7/23 at 100.00	BB–	2,199,240
6,000	7.250%, 7/01/43	7/23 at 100.00	BB–	6,633,000

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A:
2,280	7.000%, 7/01/33	7/23 at 100.00	BB–	2,507,134
5,240	7.250%, 7/01/43	7/23 at 100.00	BB–	5,829,133

3,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB–	3,459,466

9,560	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB–	10,489,328

21,110	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	21,686,725

	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Tender Option Bond Trust 1325:
3,750	16.995%, 5/01/42 (IF) (6)	5/23 at 100.00	A	4,976,700
1,000	16.995%, 5/01/42 (IF) (6)	5/23 at 100.00	A	1,327,120
1,600	16.995%, 5/01/42 (IF) (6)	5/23 at 100.00	A	2,123,392
1,000	16.995%, 5/01/42 (IF) (6)	5/23 at 100.00	A	1,327,120

	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010:
1,045	5.500%, 8/15/40	8/20 at 100.00	BBB+	1,141,673
875	5.500%, 8/15/45	8/20 at 100.00	BBB+	955,063

Nuveen Investments	79

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$7,620	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 7/01/40 (Alternative Minimum Tax)	7/23 at 100.00	BBB	$8,176,336

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds, Tender Option Bond Trust 2015-XF0106:
3,085	18.713%, 6/01/17 (IF) (6)	No Opt. Call	AA	4,700,121
1,460	18.777%, 6/01/17 (IF) (6)	No Opt. Call	AA	2,224,033
330	18.687%, 12/01/32 (IF) (6)	12/19 at 100.00	AA	502,841
1,250	18.687%, 12/01/32 (IF) (6)	12/19 at 100.00	AA	1,904,700
5,000	15.537%, 12/01/32 (IF) (6)	12/19 at 100.00	AA	7,618,800

5,450	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	5,980,558

	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 2015-XF0090:
2,750	19.831%, 5/15/31 (IF)	11/16 at 100.00	AA+	3,397,020
1,500	17.847%, 5/15/31 (IF)	11/16 at 100.00	AA+	1,852,920

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA	11,357,500

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
310	19.498%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA	478,330
2,500	19.498%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA	3,857,500
4,995	20.490%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA	7,866,725
6,250	19.498%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA	9,643,750

1,550	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	A	1,578,489

10,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	B–	10,997,595

1,500	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,681,785

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23 (4)	8/15 at 100.00	N/R	153,250
2,500	5.375%, 2/15/34 (4)	8/15 at 100.00	N/R	125,000

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	2,229,283

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	5/15 at 100.00	N/R	230,465

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31	9/21 at 100.00	N/R	6,057,050
5,000	8.000%, 9/01/41	9/21 at 100.00	N/R	6,056,250

	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
3,000	5.700%, 9/01/37	9/17 at 100.00	N/R	3,148,170
19,000	5.750%, 9/01/42	9/17 at 100.00	N/R	19,926,060
39,655	5.800%, 9/01/47	9/17 at 100.00	N/R	41,603,647
233,115	Total Indiana			261,145,212

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 2.5%

$152,670	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	$157,506,586

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
8,470	5.500%, 12/01/22	12/18 at 100.00	BB–	9,052,228
59,275	5.250%, 12/01/25	12/23 at 100.00	BB–	66,348,879

4,905	Iowa Finance Authority, Multifamily Housing Revenue Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	4,947,577

2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.750%, 9/01/30	9/20 at 100.00	BB	2,077,300

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
19,215	5.375%, 6/01/38	6/15 at 100.00	B+	17,023,914
11,970	5.500%, 6/01/42	6/15 at 100.00	B+	10,563,645
8,075	5.625%, 6/01/46	6/15 at 100.00	B+	7,214,770

1,490	Pottawattamie County, Iowa, Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007E, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,533,240
268,070	Total Iowa			276,268,139

	Kansas – 0.6%

4,340	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	4,459,220

2,115	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 17.816%, 1/01/34 (IF)	1/20 at 100.00	AA–	3,110,827

1,955	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37	3/20 at 100.00	N/R	2,031,499

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16 (4)	No Opt. Call	N/R	512,900
4,780	5.000%, 3/01/26 (4)	3/16 at 100.00	N/R	2,451,614

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (4)	12/16 at 100.00	N/R	1,077,107

	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A:
18,500	5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	18,614,515
1,000	5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	1,004,210

14,000	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	14,014,560

8,910	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	8,934,681

3,944	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 7.350%, 12/01/33 (Alternative Minimum Tax)	5/15 at 100.00	N/R	4,210,267
63,334	Total Kansas			60,421,400

	Kentucky – 0.2%

8,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40	6/20 at 100.00	BBB+	9,154,640

Nuveen Investments	81

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1314, 22.192%, 1/01/45 (IF) (6)	1/23 at 100.00	A+	$7,442,686

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,072,800

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,090,250

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,191,993
17,430	Total Kentucky			20,952,369

	Louisiana – 1.1%

42,125	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	45,875,810

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (8)	No Opt. Call	N/R	1,500

13,415	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB	15,667,244

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14 (4)	No Opt. Call	N/R	233,311

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17 (4)	No Opt. Call	N/R	2,429,202

590	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R (5)	678,459

9,115	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	9,308,238

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
6,750	6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	4,378,725
1,085	6.000%, 12/15/37	6/15 at 100.00	N/R	602,067

90	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	49,950

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 1012:
1,375	20.225%, 10/01/40 (IF) (6)	10/20 at 100.00	A	2,225,795
3,315	20.213%, 10/01/40 (IF) (6)	10/20 at 100.00	A	5,364,897

10,300	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	11,737,468

2,885	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 4.500%, 7/01/37 – CIFG Insured	7/17 at 100.00	N/R	2,868,815

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,125,710

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
$505	7.750%, 12/15/31	12/21 at 100.00	N/R	$576,806
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	8,572,460

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37	5/21 at 100.00	Baa1	2,346,140
600	6.750%, 5/15/41	5/21 at 100.00	Baa1	711,990

3,900	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.250%, 12/15/38	12/23 at 100.00	N/R	4,591,392

2,245	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	2,470,218

1,940	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (4)	5/15 at 100.00	N/R	388,252

	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015:
865	5.250%, 11/15/29	11/24 at 100.00	N/R	904,271
1,000	5.250%, 11/15/37	11/24 at 100.00	N/R	1,026,780

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (4)	10/15 at 100.00	N/R	412,498
137,913	Total Louisiana			124,547,998

	Maine – 0.1%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	BBB–	2,679,293
6,500	7.000%, 7/01/41	7/21 at 100.00	BBB–	7,540,910

3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	10/15 at 100.00	B3	3,966,353
12,750	Total Maine			14,186,556

	Maryland – 1.5%

	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014:
1,310	4.900%, 7/01/30	7/24 at 100.00	N/R	1,336,344
1,035	5.125%, 7/01/36	7/24 at 100.00	N/R	1,057,522
1,840	5.250%, 7/01/44	7/24 at 100.00	N/R	1,876,414

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
8,300	5.000%, 9/01/32 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	8,479,529
12,905	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	13,229,819

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	508,040

19,255	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	19,895,614

8,409	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing Special Taxing District, Series 2006, 5.500%, 7/01/36	7/16 at 100.00	N/R	8,492,922

Nuveen Investments	83

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A:
$1,270	5.250%, 4/01/27	4/17 at 100.00	N/R	$1,274,763
1,085	5.250%, 4/01/33	4/17 at 100.00	N/R	1,075,626

	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014:
725	5.800%, 2/15/34	No Opt. Call	N/R	775,025
1,000	6.100%, 2/15/44	No Opt. Call	N/R	1,075,450

	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Series 2007A:
2,280	4.850%, 7/01/37 (UB)	1/17 at 100.00	AA+	2,304,807
8,705	4.950%, 1/01/49 (UB)	1/17 at 100.00	AA+	8,793,965

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	AA	7,386,932

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
1,710	17.296%, 3/01/30 (Alternative Minimum Tax) (IF) (6)	3/17 at 100.00	Aa2	1,787,189
940	17.091%, 3/01/30 (Alternative Minimum Tax) (IF) (6)	3/17 at 100.00	Aa2	982,742

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,650	5.000%, 12/01/16 (4)	No Opt. Call	N/R	899,102
75,800	5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	41,304,178

3,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R	1,907,185

	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore Project, Refunding Series 2015:
745	5.000%, 7/01/31	7/25 at 100.00	BBB–	817,153
1,020	5.000%, 7/01/35	7/25 at 100.00	BBB–	1,103,599
1,055	5.000%, 7/01/39	7/25 at 100.00	BBB–	1,135,075

1,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012B, 5.000%, 11/15/51 (UB)	11/21 at 100.00	AA+	1,993,212

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Tender Option Bond Trust 2015-XF130:
1,000	22.125%, 11/15/19 (IF) (6)	No Opt. Call	AA+	1,536,700
1,155	22.125%, 11/15/19 (IF) (6)	No Opt. Call	AA+	1,774,889
1,135	22.082%, 11/15/43 (IF) (6)	11/21 at 100.00	AA+	1,742,929

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB–	1,580,550

20,220	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44 (UB) (6)	6/25 at 100.00	AA	22,796,635
189,184	Total Maryland			158,923,910

	Massachusetts – 0.7%

12,275	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax) (15)	9/15 at 100.00	Caa3	8,769,997

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax) (4)	7/15 at 100.00	N/R	691,356

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$2,000	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	$2,011,540

19,835	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	20,190,047

1,960	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/37 – ACA Insured	1/17 at 100.00	N/R	1,982,070

2,500	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 6.000%, 1/01/33	1/23 at 100.00	BBB–	2,801,850

7,500	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.125%, 7/01/44	7/24 at 100.00	BBB–	7,954,125

5,228	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43 (4), (8)	7/15 at 103.00	D	286,710

4,082	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43 (4), (8)	7/15 at 17.13	D	223,856

5,926	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43 (4), (8)	7/15 at 103.00	D	324,971

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB	4,084,150

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
5,950	6.250%, 1/15/28 (4)	1/18 at 100.00	N/R	15,173
5,300	6.500%, 1/15/38 (4)	1/18 at 100.00	N/R	13,515

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
4,000	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	AA	4,033,240
1,400	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	AA	1,409,576

2,500	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2010-64W., 20.009%, 6/01/41 (IF) (6)	6/20 at 100.00	AA–	3,012,300

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,605	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	1,608,916
1,505	5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	1,508,672
4,000	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	4,009,760
11,190	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	11,217,304
106,336	Total Massachusetts			76,149,128

	Michigan – 2.5%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
3,670	6.000%, 11/01/28	11/18 at 100.00	BBB–	3,863,556
5,105	6.000%, 11/01/37	11/18 at 100.00	BBB–	5,330,437

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	1,053,875

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,703,822

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
5,195	5.000%, 11/01/26	11/16 at 100.00	B+	4,202,287
3,750	5.250%, 11/01/31	11/16 at 100.00	B+	2,896,838
3,840	5.250%, 11/01/36	11/16 at 100.00	B+	2,830,003

Nuveen Investments	85

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Michigan (continued)

		Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
$3,475		6.000%, 10/01/33	10/23 at 100.00	N/R	$2,889,393
4,110		6.000%, 10/01/43	10/23 at 100.00	N/R	3,308,262

		Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,775		5.650%, 11/01/25	11/15 at 100.00	B–	1,378,412
500		5.750%, 11/01/30	11/15 at 100.00	B–	362,915
2,425		5.750%, 11/01/35	11/15 at 100.00	B–	1,662,774

5,285		Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/15 at 100.00	B–	5,078,885

155		Detroit, Michigan, General Obligation Bonds, Series 2002, 5.125%, 4/01/22	10/15 at 100.00	A3	155,149

		Detroit, Michigan, General Obligation Bonds, Series 2003A:
300		5.250%, 4/01/18 – SYNCORA GTY Insured	10/15 at 100.00	N/R	300,111
168		5.250%, 4/01/19 – SYNCORA GTY Insured	No Opt. Call	N/R	168,224
465		5.250%, 4/01/22	10/15 at 100.00	N/R	464,967
159		5.250%, 4/01/23 – SYNCORA GTY Insured	10/15 at 100.00	N/R	158,865

1,055		Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36 (4)	11/16 at 102.00	N/R	210,937

3,500		Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	3,572,555

9,145		Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (5)	10,020,451

2,700		Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BB+	2,859,381

1,000		Merritt Academy, Michigan, Certificates of Participation, Series 2004, 7.250%, 12/01/24	6/15 at 100.00	N/R	1,004,340

1,900		Merritt Academy, Michigan, Certificates of Participation, Series 2006, 6.250%, 12/01/36	6/15 at 100.00	N/R	1,756,265

		Michigan Finance Authority, Limited Obligation Revenue Bonds, Michigan Technical Academy, Series 2011:
1,630		5.700%, 10/01/21	No Opt. Call	N/R	1,628,240
2,140		7.100%, 10/01/31	10/21 at 100.00	N/R	2,201,932
7,000		7.450%, 10/01/41	10/21 at 100.00	N/R	7,251,580

845		Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-3A, 5.125%, 4/01/22 – NPFG Insured	7/15 at 100.00	A–	842,043

		Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-4A:
1,635		5.250%, 4/01/18 – SYNCORA GTY Insured	5/15 at 100.00	A–	1,635,075
917		5.250%, 4/01/19 – SYNCORA GTY Insured	10/15 at 100.00	A–	916,742
–	(27)	5.250%, 4/01/23 – SYNCORA GTY Insured	10/15 at 100.00	A–	125

3,000		Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3, 5.000%, 7/01/33 – AGM Insured	7/24 at 100.00	AA	3,320,460

11,250		Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-6, 5.000%, 7/01/33	7/24 at 100.00	BBB+	12,204,788

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6:
$1,215	5.000%, 7/01/34 – NPFG Insured	7/24 at 100.00	AA–	$1,323,986
8,115	5.000%, 7/01/36 – NPFG Insured	7/24 at 100.00	AA–	8,803,720

1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/18 at 100.00	BBB–	1,579,124

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,386,743

7,155	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BB–	6,329,528

400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BB	412,212

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011:
1,430	7.750%, 7/15/26	7/21 at 100.00	B–	1,358,114
9,000	8.000%, 7/15/41	7/21 at 100.00	B–	8,343,000

1,000	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/36	10/21 at 100.00	BB–	1,050,430

3,775	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – AGM Insured (Alternative Minimum Tax) (UB) (6)	7/15 at 100.00	AA	3,780,511

955	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	974,215

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,519,794

1,500	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	1,507,110

3,425	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	3,437,433

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
220	7.250%, 4/01/20	No Opt. Call	BB	235,162
1,140	8.000%, 4/01/30	4/20 at 100.00	BB	1,233,035
500	8.000%, 4/01/40	4/20 at 100.00	BB	538,825

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	10,562,700

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	BB+	2,250,675
11,200	5.500%, 11/15/35	5/15 at 100.00	BB+	11,201,680

14,715	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	14,236,321

48,175	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	48,938,574

7,950	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC Sauk Trail Hills Project, Series 2014, 6.750%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	N/R	8,222,288

Nuveen Investments	87

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$10,900	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	$10,826,207

	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
940	5.500%, 5/01/27	5/22 at 100.00	BBB–	980,448
1,315	6.000%, 5/01/37	5/22 at 100.00	BBB–	1,398,279

1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	1,580,580

1,000	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/33	No Opt. Call	BBB	1,044,790

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
290	5.000%, 11/01/15	No Opt. Call	BB	291,688
1,705	5.250%, 11/01/20	11/15 at 100.00	BB	1,712,127
545	6.750%, 5/01/21	No Opt. Call	BB	595,260
4,795	5.350%, 11/01/25	11/15 at 100.00	BB	4,801,665
3,685	5.500%, 11/01/30	11/15 at 100.00	BB	3,686,437
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,814,856
6,900	5.500%, 11/01/35	11/15 at 100.00	BB	6,824,790
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,916,028

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB	2,302,275
270,609	Total Michigan			268,234,299

	Minnesota – 0.9%

	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014:
1,200	5.375%, 11/01/34	11/24 at 100.00	N/R	1,256,124
1,000	5.125%, 11/01/49	11/24 at 100.00	N/R	1,009,960

1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,044,870

14,220	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	16,509,989

1,940	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	2,307,378

1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 5.125%, 7/01/48	7/23 at 100.00	BBB–	1,032,170

	Falcon Heights, Minnesota, Lease Revenue Bonds, Kaleidoscope Charter School Revenue Bonds, Series 2007A:
425	6.000%, 11/01/27 (Pre-refunded 11/01/15)	11/15 at 100.00	N/R (5)	437,202
1,550	6.000%, 11/01/37 (Pre-refunded 11/01/15)	11/15 at 100.00	N/R (5)	1,594,501

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,050,050

2,000	Hayward, Minnesota, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2014, 5.750%, 2/01/44	8/24 at 100.00	N/R	2,082,040

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
810	5.000%, 7/01/34	7/24 at 100.00	BBB–	867,923
2,965	5.000%, 7/01/44	7/24 at 100.00	BBB–	3,132,819

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$2,275	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	6/15 at 100.00	B3	$2,284,419

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,000	7.750%, 1/01/33	1/21 at 100.00	N/R	1,012,820
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,015,040

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,654,395

	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
500	5.000%, 9/01/34	9/24 at 100.00	BB+	519,630
1,840	5.000%, 9/01/44	9/24 at 100.00	BB+	1,879,818

1,695	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,773,089

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	1,012,640

2,150	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A, 5.000%, 12/01/43	12/24 at 100.00	BBB–	2,166,190

450	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	3/16 at 100.00	N/R	456,723

	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB+	2,706,453
2,800	5.875%, 5/01/30	5/15 at 100.00	BB+	2,805,908

8,300	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	8,318,426

13,225	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	13,357,515

1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	1,018,650

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/16 at 100.00	BB+	406,672
500	6.000%, 9/01/36	9/16 at 100.00	BB+	508,445

1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/16 at 100.00	N/R	1,319,864

2,185	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/16 at 100.00	N/R	2,217,447

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/15 at 100.00	N/R	848,650
1,225	5.375%, 5/01/43	5/15 at 100.00	N/R	1,229,018

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/16 at 101.00	N/R	1,508,595
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/16 at 101.00	N/R	803,632

Nuveen Investments	89

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
$1,485	5.500%, 11/01/32	5/19 at 102.00	N/R	$1,605,775
3,000	5.750%, 11/01/39	5/19 at 102.00	N/R	3,253,500
6,100	6.000%, 5/01/47	5/19 at 102.00	N/R	6,659,980

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30	9/17 at 100.00	N/R	1,020,970
3,250	6.875%, 9/01/42	9/17 at 100.00	N/R	3,328,520
94,135	Total Minnesota			99,017,810

	Mississippi – 0.0%

1,489	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	1,503,543

	Missouri – 0.8%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	250,385
600	5.625%, 3/01/25	3/16 at 100.00	N/R	600,552

175	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	B	159,271

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	592,909
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,590,350

1,705	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,916,761

1,300	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2012A, 6.000%, 3/01/42	3/16 at 101.00	N/R	1,332,942

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	6,769,947

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
865	5.150%, 6/01/16	6/15 at 100.00	N/R	883,866
3,000	5.400%, 6/01/24	6/16 at 100.00	N/R	3,057,240

18,500	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28 (16)	4/16 at 100.00	N/R	9,250,000

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	BBB–	1,547,295

	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
1,395	5.000%, 5/01/35	5/20 at 100.00	N/R	1,476,273
2,365	6.000%, 5/01/42	5/20 at 100.00	N/R	2,493,845

12,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	13,959,081

5,085	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Tender Option Bond Trust 1383, 17.360%, 11/15/48 (IF) (6)	11/23 at 100.00	A	7,012,876

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,660	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	$1,751,234

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,299,351
5,700	5.350%, 6/15/32	6/15 at 103.00	N/R	5,676,858

8,870	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	9,253,716

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	9/15 at 100.00	N/R	1,487,699

1,767	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	8/15 at 100.00	N/R	1,665,769

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	7/15 at 100.00	N/R	1,976,002

1,261	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	No Opt. Call	N/R	1,190,788

1,209	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	7/15 at 100.00	N/R	1,097,482

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26 (17)	No Opt. Call	N/R	1,051,609

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	5/15 at 100.00	N/R	500,300
1,000	5.375%, 11/01/24	5/15 at 100.00	N/R	1,000,380

1,760	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	5/15 at 100.00	N/R	1,762,464

1,350	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	1,364,094
93,593	Total Missouri			84,971,339

	Nebraska – 0.1%

	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012:
10,245	5.000%, 9/01/32	9/22 at 100.00	A	11,378,199
3,400	5.000%, 9/01/42	9/22 at 100.00	A	3,706,612
13,645	Total Nebraska			15,084,811

	Nevada – 0.7%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.594%, 1/01/36 (IF)	1/20 at 100.00	A+	7,127,590

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 18.518%, 1/01/18 (IF)	No Opt. Call	A+	1,534,781

	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015:
1,000	5.000%, 12/15/35	12/25 at 100.00	BB	1,001,580
2,520	5.125%, 12/15/45	12/25 at 100.00	BB	2,530,105

Nuveen Investments	91

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and University System, Series 2014A:
$1,515	5.500%, 1/01/34	7/24 at 100.00	BBB–	$1,695,633
2,630	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,911,542
3,000	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,306,690

1,510	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-17, Madeira Canyon, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,552,824

4,510	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18, Inspirada Series 2006, 5.300%, 9/01/35	9/15 at 100.00	N/R	3,446,362

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB	5,776,600

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
400	5.000%, 6/01/28	6/24 at 100.00	N/R	413,040
1,000	5.000%, 6/01/30	6/24 at 100.00	N/R	1,025,120

300	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013, 5.000%, 6/01/24	6/23 at 103.00	N/R	326,202

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
455	6.000%, 8/01/27	8/16 at 101.00	N/R	465,028
2,285	6.150%, 8/01/37	8/16 at 101.00	N/R	2,327,615

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,728,335

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,095	6.500%, 9/01/20	9/18 at 100.00	N/R	1,194,141
1,395	6.750%, 9/01/27	9/18 at 100.00	N/R	1,480,611

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
5,530	6.500%, 6/15/20	6/18 at 100.00	B1	5,994,409
25,590	6.750%, 6/15/28	6/18 at 100.00	B1	27,612,122
67,395	Total Nevada			73,450,330

	New Hampshire – 0.0%

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
420	0.000%, 1/01/20 – ACA Insured	No Opt. Call	Caa1	321,443
510	0.000%, 1/01/21 – ACA Insured	7/15 at 100.00	Caa1	364,160
370	0.000%, 1/01/22 – ACA Insured	No Opt. Call	Caa1	244,962
185	0.000%, 1/01/23 – ACA Insured	No Opt. Call	Caa1	112,349
50	0.000%, 1/01/25 – ACA Insured	7/15 at 100.00	Caa1	26,021

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB	203,820
1,735	Total New Hampshire			1,272,755

	New Jersey – 1.9%

9,155	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB	9,203,979

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	$1,033,270

2,370	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.125%, 1/01/37	7/15 at 100.00	Caa1	1,803,712

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A:
850	5.625%, 8/01/34	8/24 at 100.00	BB	879,351
1,530	5.875%, 8/01/44	8/24 at 100.00	BB	1,585,049
1,000	6.000%, 8/01/49	8/24 at 100.00	BB	1,033,970

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A:
2,390	5.500%, 8/01/33	8/23 at 100.00	B	1,764,346
4,120	5.650%, 8/01/43	8/23 at 100.00	B	2,902,499
2,395	5.750%, 8/01/47	8/23 at 100.00	B	1,682,416

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
1,025	4.875%, 1/01/29	1/24 at 100.00	N/R	1,065,713
1,075	5.000%, 1/01/34	1/24 at 100.00	N/R	1,116,291
1,675	5.250%, 1/01/44	1/24 at 100.00	N/R	1,752,620

5,485	New Jersey Economic Development Authority, Revenue Bonds, Gloucester Marine Terminal Project, Refunding Series 2006A, 6.625%, 1/01/37	1/16 at 100.00	N/R	5,545,335

920	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	995,495

1,500	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A, 6.200%, 10/01/44	10/24 at 100.00	BB–	1,551,780

22,150	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	B+	24,223,240

795	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	10/15 at 100.00	B+	797,457

11,425	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B+	12,555,504

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B:
3,000	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B+	3,437,970
7,625	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B+	8,596,959

5,580	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 5.500%, 6/01/33 (Alternative Minimum Tax)	6/23 at 101.00	B+	6,231,744

1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,677,585

2,400	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	2,998,944

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018:
5,000	18.772%, 7/01/38 – AGC Insured (IF) (6)	7/19 at 100.00	AA	7,319,000
1,250	18.772%, 7/01/38 – AGC Insured (IF) (6)	7/19 at 100.00	AA	1,829,750
1,815	18.747%, 7/01/38 – AGC Insured (IF) (6)	7/19 at 100.00	AA	2,655,635

Nuveen Investments	93

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,365	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	$1,511,697

26,290	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	27,394,702

5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	5,572,700

2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	2,714,750

35,440	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA	38,180,929

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 11853-1, 21.792%, 6/01/16 – AGC Insured (Alternative Minimum Tax) (IF)	No Opt. Call	AA	2,009,069

2,650	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736, 11.633%, 12/01/24 (Alternative Minimum Tax) (IF) (6)	12/23 at 100.00	AA	2,692,109

1,250	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2014A, 5.000%, 11/01/39	11/24 at 100.00	A–	1,335,775

23,860	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	18,502,953
198,920	Total New Jersey			206,154,298

	New Mexico – 0.3%

1,425	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	6/15 at 100.00	N/R	1,425,613

1,340	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,440,634

3,000	Jicarilla Apache Nation, New Mexico, Revenue Bonds, Series 2002A, 5.500%, 9/01/23	No Opt. Call	N/R	2,999,790

4,695	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 9/01/32	9/15 at 43.19	N/R	562,977

885	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	N/R	883,965

3,935	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 0.000%, 9/01/32	9/25 at 100.00	N/R	3,477,320

5,175	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	9/25 at 100.00	N/R	4,387,313

2,000	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	2,146,120

5,245	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB–	5,366,736

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,186,085
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,366,000

4,880	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 7.250%, 10/01/43	No Opt. Call	N/R	5,205,886
37,170	Total New Mexico			32,448,439

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 6.6%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
$19,430	0.000%, 7/15/32	No Opt. Call	BBB–	$9,026,595
15,765	0.000%, 7/15/33	No Opt. Call	BBB–	6,851,942
5,220	0.000%, 7/15/35	No Opt. Call	BBB–	2,071,975
1,750	6.375%, 7/15/43	1/20 at 100.00	BBB–	2,057,878
17,410	0.000%, 7/15/45	No Opt. Call	BBB–	4,063,494

6,700	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014, 5.500%, 11/01/44	11/24 at 100.00	BB	7,208,865

	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014:
670	4.500%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	720,826
8,570	5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	9,204,951

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	510,545

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
935	5.000%, 5/01/38	5/23 at 100.00	BB+	1,012,203
2,500	4.250%, 5/01/42	No Opt. Call	BB+	2,488,050

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,878,118
1,930	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,153,417
3,065	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,409,843

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
2,000	6.500%, 12/01/21	12/18 at 100.00	Ba1	2,280,460
3,000	6.250%, 12/01/37	12/18 at 100.00	Ba1	3,309,180

1,700	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2015, 5.000%, 12/01/45 (WI/DD, Settling 5/13/15)	6/25 at 100.00	Ba1	1,768,068

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 1351:
1,890	22.090%, 3/15/35 (IF) (6)	3/24 at 100.00	AAA	3,181,758
1,000	22.091%, 3/15/36 (IF) (6)	3/24 at 100.00	AAA	1,671,120
2,990	22.084%, 3/15/39 (IF) (6)	3/24 at 100.00	AAA	4,922,228
4,000	22.113%, 3/15/44 (IF) (6)	3/24 at 100.00	AAA	6,473,800

5,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2013A, 7.650%, 2/01/44	2/21 at 100.00	N/R	5,687,700

4,655	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Tender Option Bond Trust 1326, 17.399%, 11/15/41 (IF) (6)	11/22 at 100.00	AA–	6,647,014

	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
2,870	5.000%, 7/01/40 (WI/DD, Settling 5/06/15)	7/25 at 100.00	BBB	3,117,710
5,155	5.000%, 7/01/45 (WI/DD, Settling 5/06/15)	7/25 at 100.00	Baa1	5,581,989

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
4,960	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	5,370,936
5,600	8.000%, 8/01/28	8/16 at 101.00	N/R	6,089,944
14,300	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	15,511,067

Nuveen Investments	95

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
$2,425	5.625%, 10/01/17 (18)	No Opt. Call	N/R	$909,375
12,570	5.750%, 10/01/27 (19)	10/17 at 100.00	N/R	4,713,750
28,560	5.750%, 10/01/37 (19)	10/17 at 100.00	N/R	10,710,000
61,500	5.875%, 10/01/46 (20)	10/17 at 102.00	N/R	23,062,498

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B:
1,410	5.000%, 12/01/31	12/16 at 100.00	BB	1,452,004
7,760	5.250%, 12/01/36	12/16 at 100.00	BB	8,031,910

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/26 – AMBAC Insured	1/17 at 100.00	BB+	1,039,260
1,045	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	1,073,069
3,625	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BB+	3,719,975
3,535	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	3,608,210
38,585	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	39,564,284

5,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	6,291,176

21,895	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/15 at 100.00	BB	21,942,512

2,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	6/15 at 100.00	BB	2,012,480

8,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/15 at 100.00	N/R	8,683,600

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
1,395	5.000%, 5/15/20 (Alternative Minimum Tax)	5/15 at 100.00	B	1,395,670
7,445	5.125%, 5/15/30 (Alternative Minimum Tax)	5/15 at 100.00	B	7,447,159

5,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 5.000%, 3/01/46 – FGIC Insured	9/16 at 100.00	BBB	5,108,650

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Tender Option Bond Trust 1365:
2,155	22.373%, 6/15/44 (IF) (6)	6/21 at 100.00	AA+	3,334,712
3,700	22.378%, 6/15/46 (IF) (6)	6/23 at 100.00	AA+	5,847,850

2,245	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0128, 22.044%, 6/15/19 (IF) (6)	No Opt. Call	AA+	3,471,309

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0129:
2,000	22.000%, 6/15/18 (IF) (6)	No Opt. Call	AA+	3,161,000
970	21.978%, 6/15/18 (IF) (6)	No Opt. Call	AA+	1,532,503
2,025	21.958%, 6/15/20 (IF) (6)	No Opt. Call	AA+	3,077,028
1,320	22.000%, 6/15/21 (IF) (6)	No Opt. Call	AA+	2,086,260

375	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 17.747%, 6/15/17 (IF)	No Opt. Call	AA+	561,675

10,000	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Series 2012FF, 5.000%, 6/15/45 (UB)	6/22 at 100.00	AA+	11,041,100

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Tender Option Bond Trust 1217:
$1,970	21.989%, 6/15/43 (IF) (6)	6/21 at 100.00	AA+	$3,102,927
1,000	22.003%, 6/15/44 (IF) (6)	6/21 at 100.00	AA+	1,548,200
2,265	22.003%, 6/15/45 (IF) (6)	6/22 at 100.00	AA+	3,444,046
400	21.978%, 6/15/45 (IF) (6)	6/22 at 100.00	AA+	608,220
1,600	21.978%, 6/15/47 (IF) (6)	6/23 at 100.00	AA+	2,522,800

1,030	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015, Tender Option Bond Trust 3399, 22.547%, 8/01/22 (IF)	No Opt. Call	AAA	1,768,613

	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Tender Option Bond Trust 1327:
2,500	17.227%, 11/15/44 (IF) (6)	11/21 at 100.00	A+	3,543,500
3,750	17.227%, 11/15/44 (IF) (6)	11/21 at 100.00	A+	5,315,250

	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 1190:
2,170	22.028%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	3,541,635
3,750	17.781%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	5,645,400
2,000	17.781%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	3,010,880

81,890	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	AA–	85,618,452

	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
24,480	5.150%, 11/15/34	11/24 at 100.00	N/R	26,745,134
41,040	5.375%, 11/15/40	No Opt. Call	N/R	45,187,913

115,400	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44	11/24 at 100.00	N/R	140,045,975

8,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	9,423,200

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
1,000	18.536%, 1/15/44 (IF) (6)	1/20 at 100.00	AA+	1,428,440
1,875	18.536%, 1/15/44 (IF) (6)	1/20 at 100.00	AA+	2,678,325

2,530	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 1380, 22.119%, 3/15/43 (IF) (6)	3/23 at 100.00	AAA	4,014,250

3,445	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2014-3A, 22.166%, 3/15/32 (IF)	3/23 at 100.00	AAA	5,796,729

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	AA–	17,526,400

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, Trust 2977, 13.826%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	AA–	2,141,989

5,020	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	N/R	5,226,623

90	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/15 at 100.00	N/R	90,015

Nuveen Investments	97

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
$1,000	5.000%, 6/01/26	6/16 at 100.00	BB–	$1,005,130
3,355	5.000%, 6/01/34	6/16 at 100.00	B	3,047,447
7,760	5.125%, 6/01/42	6/16 at 100.00	B	6,636,352

8,508	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2014A, 5.000%, 11/01/44	5/24 at 101.00	A3	9,434,138

	Westchester County Local Development Corporation, New York, Revenue Bonds, Pace University, Series 2014A:
1,735	5.000%, 5/01/34	5/24 at 100.00	BB+	1,923,612
7,495	5.500%, 5/01/42	5/24 at 100.00	BB+	8,689,853

4,000	Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2005, 5.125%, 6/01/45	6/15 at 100.00	BB+	3,718,360

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/15 at 100.00	B+	1,001,820
743,288	Total New York			724,582,323

	North Carolina – 0.3%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	1,655,415

1,565	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 19.182%, 1/15/19 (IF)	No Opt. Call	AA–	2,331,991

8,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	8,007,920

1,898	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	2,031,695

10,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/16 at 100.00	N/R	9,909,188

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35	6/18 at 100.00	BBB	1,072,490

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 11808, 22.316%, 6/01/20 (IF)	No Opt. Call	AA	3,220,400

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,896,180
1,695	5.600%, 10/01/36	10/16 at 100.00	N/R	1,746,189

2,720	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2014A, 5.250%, 1/01/41	1/24 at 100.00	N/R	2,820,422
33,428	Total North Carolina			35,691,890

	North Dakota – 0.1%

10,130	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	10,595,777

	Ohio – 3.9%

2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Tender Option Bond Trust 3352, 17.879%, 5/01/35 (IF) (6)	5/22 at 100.00	AA–	3,398,500

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	$1,162,800

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,000	5.375%, 6/01/24	6/17 at 100.00	B–	2,637,450
30,220	5.125%, 6/01/24	6/17 at 100.00	B–	25,781,891
74,965	5.875%, 6/01/30	6/17 at 100.00	B–	63,585,313
68,535	5.750%, 6/01/34	6/17 at 100.00	B–	55,930,043
18,200	6.000%, 6/01/42	6/17 at 100.00	B	15,273,258
30,280	5.875%, 6/01/47	6/17 at 100.00	B	25,064,876

38,445	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	33,724,338

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,405	5.750%, 12/01/34	12/22 at 100.00	N/R	2,429,122
4,285	6.000%, 12/01/43	12/22 at 100.00	N/R	4,327,593

2,625	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,954,595

3,800	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Tender Option Bond Trust 1328, 17.282%, 2/01/44 (IF) (6)	2/24 at 100.00	A–	5,081,208

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
640	5.000%, 12/01/22	12/16 at 100.00	N/R	649,229
3,250	5.000%, 12/01/32	12/16 at 100.00	N/R	3,228,810

6,330	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 6.250%, 12/01/33	6/23 at 100.00	N/R	6,685,113

15,715	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	17,439,564

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,740,950

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 19.410%, 5/01/29 (IF)	5/19 at 100.00	A+	2,699,585

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,860	5.000%, 2/15/27	2/23 at 100.00	BB+	1,980,788
8,685	5.000%, 2/15/33	2/23 at 100.00	BB+	9,083,381
38,060	5.000%, 2/15/44	2/23 at 100.00	BB+	39,321,687
4,120	5.000%, 2/15/48	2/23 at 100.00	BB+	4,252,416

20,150	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	20,914,290

15,565	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	9/15 at 100.00	B–	15,588,970

7,302	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	8/15 at 100.00	B–	7,315,655

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax) (4)	8/15 at 101.00	N/R	2,378,419
11,000	7.250%, 8/01/34 (Alternative Minimum Tax) (4)	8/16 at 100.00	N/R	8,028,460

Nuveen Investments	99

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2013D:
$321	10.635%, 8/01/25 (8)	9/15 at 100.00	N/R	$—
1,108	10.820%, 8/01/34 (8)	9/15 at 100.00	N/R	—

1,004	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax) (4)	8/16 at 100.00	N/R	411,958

	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A:
1,500	6.500%, 7/01/34	7/24 at 100.00	N/R	1,568,280
3,000	6.750%, 7/01/43	7/24 at 100.00	N/R	3,110,550
5,000	7.000%, 7/01/49	7/24 at 100.00	N/R	5,209,000

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	BB	2,408,493
12,000	6.000%, 12/01/42	12/22 at 100.00	BB	12,945,600

1,200	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015, 5.500%, 12/01/43	12/24 at 100.00	BB	1,264,824

11,300	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/15 at 100.00	B–	11,316,950

1,525	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/16 at 100.00	BBB+	1,541,699

2,005	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Public Improvement Project, Series 2003, 5.375%, 12/01/35	12/15 at 100.00	BB	2,014,484

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	64,743
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	101,384

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (4)	7/17 at 102.00	N/R	50
497,915	Total Ohio			425,616,319

	Oklahoma – 0.9%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	9,617,042

3,380	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	3,441,989

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,516,014
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,229,492

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,510	7.250%, 11/01/40	5/20 at 100.00	N/R	8,319,728
10,760	7.250%, 11/01/45	5/20 at 100.00	N/R	11,894,965

31,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2000B, 5.500%, 6/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	34,095,600

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

$2,750	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001A, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	$2,997,775

15,705	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	17,120,021

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
2,085	6.000%, 5/01/25	5/16 at 103.00	N/R	2,172,111
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,784,399
91,180	Total Oklahoma			97,189,136

	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	3,062,010

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A2	1,075,275
2,670	8.250%, 1/01/38	1/19 at 100.00	A2	3,181,145

2,235	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 5.000%, 5/01/40	5/22 at 100.00	BBB	2,424,282

5,325	Lane County School District 19, Springfield, Oregon, General Obligation Bonds, Deferred Interest Series 2015B, 0.000%, 6/15/40	No Opt. Call	AA+	1,841,012

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	10/15 at 100.00	N/R	497,465
130	5.000%, 10/01/21	7/15 at 100.00	N/R	129,565
735	5.350%, 10/01/31	10/15 at 100.00	N/R	650,615

1,600	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	9/20 at 100.00	BB+	1,736,368

1,940	Oregon State Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 7.000%, 11/01/37	No Opt. Call	N/R	2,052,268

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	6/15 at 100.00	B–	8,288,525

2,480	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	2,487,167

850	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	882,853
30,635	Total Oregon			28,308,550

	Pennsylvania – 2.4%

3,825	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.875%, 5/01/30	11/19 at 100.00	BB–	4,373,543

7,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB–	8,670,225

7,335	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	7,526,957

Nuveen Investments	101

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
$1,250	6.750%, 11/01/31	11/21 at 100.00	BBB–	$1,449,388
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB–	2,922,600

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	2,085,060

1,505	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 6.000%, 7/15/38	7/23 at 100.00	BB+	1,598,927

4,685	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,760,756

2,110	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Tender Option Bonds 3374, 22.192%, 5/01/20 (IF) (6)	No Opt. Call	AA–	2,995,040

	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A:
1,295	4.875%, 3/15/27	3/17 at 100.00	BBB–	1,307,639
1,000	5.000%, 3/15/37	3/17 at 100.00	BBB–	1,006,700

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
475	5.125%, 10/15/15	No Opt. Call	N/R	478,586
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	5,052,016
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	12,480,237

9,500	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BBB–	9,853,970

	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014:
1,600	5.000%, 10/01/39	10/24 at 100.00	BBB–	1,696,352
785	5.000%, 10/01/44	10/24 at 100.00	BBB–	824,478

1,100	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/35	8/23 at 100.00	Baa3	1,181,026

1,595	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	Baa3	1,684,033

1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	1,103,936

1,000	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/39	No Opt. Call	BBB–	1,056,600

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
7,475	5.875%, 7/01/31	7/16 at 100.00	N/R	7,602,897
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	4,520,845

1,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/27	4/22 at 100.00	BB+	1,047,570

4,125	Latrobe Industrial Development Authority, Pennsylvania, College Revenue Bonds, Saint Vincent College Project, Series 2013, 5.000%, 5/01/43	5/23 at 100.00	Baa1	4,317,349

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$3,880	Lehigh County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, West Hills Business Center Project, Series 2014, 6.500%, 7/01/32	7/23 at 100.00	N/R	$4,324,842

6,695	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	6,991,722

1,440	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.176%, 8/01/38 (IF) (6)	8/20 at 100.00	AA	2,222,842

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Mortgage Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2008, 7.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	N/R (5)	1,163,970

	Mount Lebanon School District, Allegheny County, Pennsylvania, General Obligation Bonds, Tender Option Bonds Trust 1192:
945	17.788%, 2/15/31 (IF) (6)	8/23 at 100.00	Aa1	1,509,628
1,340	17.817%, 2/15/32 (IF) (6)	8/23 at 100.00	Aa1	2,116,570
1,410	17.803%, 2/15/33 (IF) (6)	8/23 at 100.00	Aa1	2,208,723
1,480	17.833%, 2/15/34 (IF) (6)	8/23 at 100.00	Aa1	2,296,605

1,071	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	6/15 at 100.00	N/R	972,059

1,000	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2012, 5.000%, 7/01/36	No Opt. Call	BBB–	1,040,230

5,500	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	6,016,230

900	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc. Series 2002A, 7.500%, 2/15/29	8/15 at 100.00	N/R	477,873

49,050	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/15 at 100.00	B–	49,051,472

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,101,840

2,070	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	B	2,484,104

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 3252:
1,205	21.669%, 2/15/19 (IF)	No Opt. Call	AA–	2,103,484
750	21.163%, 2/15/19 (IF)	No Opt. Call	AA–	1,287,570

4,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	4,370,640

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	1,017,760

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (4)	7/15 at 100.00	N/R	3,905,721

2,050	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,275,828

Nuveen Investments	103

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
$155	5.800%, 5/01/16	No Opt. Call	BB+	$157,750
1,380	6.050%, 5/01/23	5/16 at 100.00	BB+	1,397,429
985	6.250%, 5/01/33	5/16 at 100.00	BB+	995,313

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Tacony Academy Charter School, Series of 2014:
1,000	6.875%, 6/15/33	6/23 at 100.00	BB+	1,133,680
6,070	7.375%, 6/15/43	6/23 at 100.00	BB+	7,055,465

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B, 5.500%, 7/01/26	7/17 at 100.00	BB+	3,139,500

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A:
4,705	5.625%, 7/01/36	No Opt. Call	BB+	5,043,242
31,855	5.625%, 7/01/42	7/22 at 100.00	BB+	33,865,688

1,000	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Refunding Series 2006, 4.800%, 9/15/30 – RAAI Insured	9/15 at 100.00	AA	935,820

550	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/15 at 100.00	AA–	539,600

	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007:
90	5.000%, 6/01/22 – RAAI Insured	6/17 at 100.00	AA	89,519
5,245	5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	AA	5,198,005

4,935	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	5,193,446

6,620	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	6,716,983

2,960	Scranton, Pennsylvania, General Obligation Bonds, Series 2013A, 7.250%, 9/01/23	No Opt. Call	N/R	3,012,629

1,250	Scranton, Pennsylvania, General Obligation Notes, Series 2012B, 8.500%, 9/01/22	No Opt. Call	N/R	1,315,463

465	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 6.875%, 8/01/31	8/21 at 100.00	BBB+	555,154
251,771	Total Pennsylvania			266,881,129

	Rhode Island – 0.2%

11,050	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	12,734,794

	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A:
2,370	5.500%, 9/01/28	9/23 at 100.00	BBB	2,610,934
2,500	6.000%, 9/01/33	9/23 at 100.00	BBB	2,806,100

1,890	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3189, 18.228%, 10/01/26 (IF)	10/16 at 100.00	AA+	1,985,180

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,663,352
19,360	Total Rhode Island			21,800,360

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 0.6%

$816	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	$691,358

	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Tender Option Bond Trust 2014-3U:
510	22.000%, 5/01/33 (IF) (6)	5/24 at 100.00	AA–	827,944
500	22.169%, 5/01/34 (IF) (6)	5/24 at 100.00	AA–	807,975
1,000	22.169%, 5/01/39 (IF) (6)	5/24 at 100.00	AA–	1,562,650

5,229	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	1,568,909

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	4,217,962

3,555	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	3,580,383

1,890	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	1,938,460

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
2,385	5.250%, 10/01/26	11/16 at 100.00	N/R	2,389,532
4,465	5.300%, 10/01/35	11/16 at 100.00	N/R	4,473,260

	South Carolina Jobs and Economic Development Authority, Health Facilities Revenue Bonds, The Lutheran Homes of South Carolina Inc., Series 2013:
750	5.000%, 5/01/43	5/23 at 100.00	N/R	771,968
1,250	5.125%, 5/01/48	5/23 at 100.00	N/R	1,287,275

2,000	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45	11/24 at 100.00	N/R	2,182,500

195	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Taxable Series 2014B, 8.000%, 11/15/19	No Opt. Call	N/R	197,970

3,000	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.250%, 8/15/46	No Opt. Call	BB	3,018,540

	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
1,370	7.000%, 11/01/33	11/24 at 100.00	N/R	1,507,740
11,515	7.250%, 11/01/45	11/24 at 100.00	N/R	12,774,971

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
2,100	5.500%, 5/01/28	5/17 at 100.00	N/R	2,156,784
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	1,018,150

15,055	South Carolina JOBS Economic Development Authority, Solid Waste Recycling Facilities Revenue Bonds, Viva Recycling of South Carolina, LLC Project, Series 2012, 8.125%, 1/01/28 (Alternative Minimum Tax)	1/22 at 100.00	N/R	14,902,493
72,643	Total South Carolina			61,876,824

	South Dakota – 0.1%

6,400	Lower Brule Sioux Tribe, South Dakota, Tribal Purpose Refunding Bonds, Series 2014C, 6.000%, 3/01/32	3/24 at 100.00	N/R	6,560,256

Nuveen Investments	105

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota (continued)

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 1018:
$1,250	18.356%, 11/01/40 (IF) (6)	11/19 at 100.00	A+	$1,851,100
250	18.356%, 11/01/40 (IF) (6)	11/19 at 100.00	A+	370,220
2,905	18.348%, 11/01/40 (IF) (6)	11/19 at 100.00	A+	4,301,346
10,805	Total South Dakota			13,082,922

	Tennessee – 1.7%

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond 1268:
2,545	18.245%, 1/01/40 (IF) (6)	1/23 at 100.00	A+	3,614,282
2,500	18.254%, 1/01/45 (IF) (6)	1/23 at 100.00	A+	3,550,900
1,495	18.210%, 1/01/45 (IF) (6)	1/23 at 100.00	A+	2,121,854
865	18.148%, 1/01/45 (IF) (6)	1/23 at 100.00	A+	1,228,084

4,735	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	Baa2	5,159,682

10,250	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	BBB+	11,070,410

	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
4,185	5.250%, 5/01/25	11/24 at 100.00	N/R	4,250,077
47,900	6.000%, 5/01/34	11/24 at 100.00	N/R	48,597,903

	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A:
4,565	5.875%, 3/01/44	3/24 at 100.00	A	4,998,995
4,160	6.125%, 3/01/49	3/24 at 100.00	A	4,552,995

1,250	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Fixed Rate Revenue Refunding Bonds, Trezevant Manor, Series 2013A, 5.375%, 9/01/41	9/23 at 100.00	N/R	1,266,450

76,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	88,489,688

12,240	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	9,362,988
172,990	Total Tennessee			188,264,308

	Texas – 5.4%

220	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB+	244,202

1,645	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 4.300%, 1/01/33 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	1,655,610

26,850	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	BB	27,897,150

1,590	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	7/15 at 100.00	N/R	1,597,203

8,395	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013, 6.000%, 11/01/28	11/23 at 100.00	N/R	8,994,403

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31	8/21 at 100.00	BB+	1,620,980
3,525	7.750%, 8/15/41	8/21 at 100.00	BB+	3,666,388

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$6,970	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax) (4)	7/15 at 100.00	C	$435,625

4,375	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (4)	10/15 at 100.00	C	273,438

8,350	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (4)	9/15 at 100.00	C	542,750

40,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (4)	7/18 at 100.00	N/R	2,600,000

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014:
1,450	6.625%, 9/01/32	9/22 at 103.00	N/R	1,489,121
3,400	7.000%, 9/01/40	9/22 at 103.00	N/R	3,490,066

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014:
2,025	7.250%, 9/01/32	9/22 at 103.00	N/R	2,077,994
3,500	7.625%, 9/01/40	9/22 at 103.00	N/R	3,589,950

1,100	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.875%, 9/01/40	9/20 at 103.00	N/R	1,077,197

	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015:
1,750	6.000%, 9/01/30	9/22 at 103.00	N/R	1,722,298
5,000	6.250%, 9/01/40	9/22 at 103.00	N/R	4,899,900

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,225	0.000%, 1/01/28	No Opt. Call	BBB	1,298,710
4,000	0.000%, 1/01/29	No Opt. Call	BBB	2,225,680

20,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.750%, 1/01/41	1/21 at 100.00	BBB–	24,365,800

2,335	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/42	1/23 at 100.00	BBB–	2,515,752

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
60	7.750%, 2/15/18	No Opt. Call	B+	63,428
7,500	9.000%, 2/15/38	2/18 at 100.00	B+	8,107,575

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
2,895	4.350%, 12/01/42	12/22 at 100.00	BBB–	2,876,472
1,900	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,886,909

1,455	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.600%, 12/01/49	12/24 at 100.00	BBB–	1,444,975

2,430	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BBB–	2,564,452

6,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.500%, 8/15/43	8/23 at 100.00	BBB–	6,888,167

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
1,000	6.625%, 9/01/31	9/23 at 100.00	N/R	1,215,310
7,010	6.375%, 9/01/42	9/23 at 100.00	N/R	8,201,560

Nuveen Investments	107

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A:
$2,000	5.000%, 9/01/34	9/24 at 100.00	BB+	$2,120,820
11,875	5.250%, 9/01/44	9/24 at 100.00	BB+	12,663,738

	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014:
1,400	6.500%, 9/01/36	No Opt. Call	N/R	1,483,160
2,000	6.750%, 9/01/43	No Opt. Call	N/R	2,105,920

2,200	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	2,309,384

6,900	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Series 2012C, 5.000%, 7/01/42	No Opt. Call	BB–	6,236,151

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	10/15 at 100.00	BB+	2,534,706

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
885	8.625%, 9/01/29	9/19 at 100.00	N/R	988,819
8,610	9.000%, 9/01/38	9/19 at 100.00	N/R	9,611,687

	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014:
500	6.625%, 9/01/37	9/22 at 100.00	N/R	510,930
525	6.750%, 9/01/44	9/22 at 100.00	N/R	536,424

500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 7.000%, 9/01/33	9/22 at 100.00	N/R	510,780

2,500	Harris County Cultural Education Facilities Finance Corporation, Texas, First Mortgage Revenue Bonds, Brazos Presbyterian Homes, Inc. Project, Series 2013B, 7.000%, 1/01/43	1/23 at 100.00	BB+	2,922,575

3,102	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	5/15 at 100.00	N/R	3,104,167

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,875	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	AA–	1,351,481
16,030	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	AA–	10,482,658
4,920	0.000%, 11/15/26	No Opt. Call	AA–	3,055,566
5,000	0.000%, 11/15/27 – NPFG Insured	No Opt. Call	AA–	2,943,350
12,075	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	AA–	6,724,326
10,525	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	AA–	5,573,409
14,715	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	7,402,381
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	AA–	2,406,500
1,910	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	AA–	857,609
180	0.000%, 11/15/33	11/31 at 88.44	AA–	75,386
2,075	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	AA–	817,239
35	0.000%, 11/15/35	11/31 at 78.18	AA–	12,854
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	AA–	1,436,573
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	AA–	490,928
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	AA–	583,767
1,130	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	AA–	321,078
10,045	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	AA–	2,637,717
5,460	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	1,346,327

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,840	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	$478,198

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
100	0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	AA–	43,625
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	AA–	247,651
1,420	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	AA–	543,008
215	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	AA–	77,800
555	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	AA–	188,328
10,000	0.000%, 11/15/38 – NPFG Insured	11/24 at 43.83	AA–	2,821,200
17,675	0.000%, 11/15/39	11/24 at 41.26	AA–	4,694,303

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
1,180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	483,717
27,155	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	8,528,842
10,750	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	AA	3,001,185

3,685	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	8/15 at 100.00	N/R	3,691,375

8,220	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	8,389,168

7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (Alternative Minimum Tax)	7/21 at 100.00	B+	8,183,070

	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1:
9,000	5.000%, 7/15/30 (Alternative Minimum Tax)	7/25 at 100.00	B+	9,565,290
13,045	5.000%, 7/15/35 (Alternative Minimum Tax)	7/25 at 100.00	N/R	13,652,767

15,150	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	B+	16,125,357

42,260	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	45,039,863

	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014:
775	5.750%, 9/01/38	9/19 at 103.00	N/R	772,954
750	5.875%, 9/01/44	9/19 at 103.00	N/R	747,848

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phases 2 -5 Major Improvement Project:
2,765	7.150%, 9/01/27	3/18 at 103.00	N/R	2,896,144
1,475	7.400%, 9/01/28	3/20 at 103.00	N/R	1,562,423

	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014:
870	6.900%, 9/01/32	3/18 at 103.00	N/R	911,577
1,215	7.150%, 9/01/37	3/18 at 103.00	N/R	1,272,627

	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015:
500	5.375%, 9/15/35	9/23 at 100.00	N/R	495,690
400	5.500%, 9/15/40	9/23 at 100.00	N/R	396,192

Nuveen Investments	109

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C. – Texas A&M University-Corpus Christi Project, Series 2014A:

$1,215	4.750%, 4/01/34	4/24 at 100.00	BBB–	$1,275,616
6,470	5.000%, 4/01/39	No Opt. Call	BBB–	6,922,706
7,260	5.000%, 4/01/44	No Opt. Call	BBB–	7,740,031

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

2,500	5.000%, 4/01/46	4/24 at 100.00	BBB–	2,678,800
2,915	5.000%, 4/01/46 – AGM Insured	4/24 at 100.00	AA	3,158,956

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville III, L.L.C. – Tarleton State University Project, Series 2015A:

835	5.000%, 4/01/35	4/25 at 100.00	BBB–	899,262
5,000	5.000%, 4/01/47	4/25 at 100.00	BBB–	5,329,250

9,900	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 4.750%, 4/01/46	4/24 at 100.00	Baa3	10,214,424

1,500	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42	8/15 at 100.00	BBB–	1,548,540

2,500	North Texas Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2012A, 4.875%, 12/01/32	No Opt. Call	BBB–	2,705,650

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015, 20.031%, 1/01/38 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	A3 (5)	18,336,650

18,240	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	11/15 at 100.00	BB–	18,302,746

3,605	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Baa2	3,772,921

9,400	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	11/15 at 100.00	BB–	9,432,336

	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012:
6,280	7.000%, 12/15/32	No Opt. Call	N/R	5,922,417
3,800	7.250%, 12/15/42	No Opt. Call	N/R	3,576,142
14,375	7.250%, 12/15/47	12/21 at 100.00	N/R	13,443,069

4,030	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46	11/21 at 100.00	N/R	4,724,369

3,300	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014A, 7.750%, 11/15/44	11/24 at 100.00	N/R	3,891,162

5,945	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (4)	11/15 at 100.00	C	371,563

1,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22 (4)	7/15 at 100.00	C	62,500

1,300	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22 (4)	8/15 at 100.00	C	81,250

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,500	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2014, 5.625%, 11/15/41	11/24 at 100.00	N/R	$2,595,725

2,075	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,368,384

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	1,667,547

11,050	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, NRG Energy, Inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45	2/25 at 100.00	Baa3	10,820,050

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A–	115,902

	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
1,750	5.000%, 12/15/30	No Opt. Call	A3	1,926,733
2,575	5.000%, 12/15/31	No Opt. Call	A3	2,824,209
15,000	5.000%, 12/15/32	No Opt. Call	A3	16,388,850

1,900	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	2,257,922

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	10,597,896
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,363,804
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	12,584,520

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
6,665	7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	8,289,460
3,660	6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	4,455,684

3,370	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	6/15 at 100.00	BB	3,327,336

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	BB+	6,396,225

980	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax) (4)	5/15 at 100.00	C	61,250

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
3,610	5.250%, 11/01/32	11/17 at 100.00	Baa2	3,782,630
5,600	5.375%, 11/01/37	11/17 at 100.00	Baa2	5,872,160

	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,025	6.125%, 9/01/35	9/25 at 100.00	N/R	2,966,164
2,280	6.250%, 9/01/40	9/25 at 100.00	N/R	2,231,550
4,545	6.375%, 9/01/45	9/25 at 100.00	N/R	4,443,147
724,952	Total Texas			596,225,185

Nuveen Investments	111

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah – 0.5%

$2,000	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	$2,263,900

875	Provo, Utah, Charter School Revenue Bonds, Freedom Academy Foundation, Series 2007, 5.500%, 6/15/37	6/17 at 100.00	N/R	884,538

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,145	5.550%, 11/15/26	11/16 at 100.00	N/R	1,160,045
9,195	5.700%, 11/15/36	11/16 at 100.00	N/R	9,270,859

4,500	Utah County, Utah, Charter School Revenue Bonds, Lakeview Academy, Series 2007A, 5.625%, 7/15/37	7/15 at 102.00	BBB–	4,601,520

640	Utah County, Utah, Charter School Revenue Bonds, Lakeview Academy, Series 2012, 5.250%, 7/15/43	No Opt. Call	BBB–	652,774

1,850	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Tender Option Bond Trust Series 2015-1U, 22.545%, 5/15/45 (IF) (6)	5/24 at 100.00	AA+	3,101,525

2,000	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BB+	2,213,660

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
1,730	6.500%, 10/15/33	10/18 at 100.00	BB+	1,829,977
2,650	6.750%, 10/15/43	10/18 at 100.00	BB+	2,809,769

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
1,850	6.250%, 6/15/28	6/17 at 100.00	N/R	1,879,545
2,975	6.500%, 6/15/38	6/17 at 100.00	N/R	3,028,282

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
2,050	8.000%, 7/15/30	7/18 at 102.00	N/R	2,247,026
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R	4,282,154

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R	5,847,138

	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A:
1,255	5.750%, 7/15/22	7/15 at 102.00	N/R	1,279,071
1,530	5.875%, 7/15/27	7/15 at 102.00	N/R	1,550,028
3,475	6.000%, 7/15/37	7/15 at 102.00	N/R	3,517,534

4,100	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	4,243,910
52,875	Total Utah			56,663,255

	Virgin Islands – 0.0%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	1,413,724

	Virginia – 1.1%

20,000	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 6.350%, 11/01/44	11/24 at 100.00	N/R	20,186,600

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
$2,238	6.250%, 3/01/18 (21)	3/16 at 100.00	N/R	$1,444,875
5,464	6.600%, 3/01/25 (22)	9/15 at 100.00	N/R	3,528,651
3,281	6.750%, 3/01/34 (23)	3/16 at 100.00	N/R	2,119,296

720	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A, 6.250%, 12/01/38	11/18 at 100.00	N/R	598,054

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R	3,068,288
11,500	5.625%, 12/01/39	12/15 at 100.00	N/R	8,888,925

11,300	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2013, 7.250%, 3/01/43	3/23 at 100.00	N/R	11,824,207

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
5,600	5.000%, 12/01/42	12/23 at 100.00	N/R	5,693,576
4,000	5.000%, 12/01/47	12/23 at 100.00	N/R	4,057,040

280	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BB–	280,731

5,000	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45	3/25 at 100.00	N/R	4,953,700

7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	7,317,170

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA	1,506,358
1,400	0.000%, 10/01/29 – AGC Insured	No Opt. Call	AA	770,686
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA	2,278,738
10,800	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	3,480,084
3,175	0.000%, 10/01/40 – AGC Insured	No Opt. Call	AA	971,931

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	4,015,442

	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc. – Harbor’s Edge Project, Refunding Series 2014:
3,500	5.375%, 1/01/46	1/25 at 100.00	N/R	3,608,220
5,000	5.000%, 1/01/46	1/25 at 100.00	N/R	5,003,450

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
1,236	6.350%, 9/01/28	9/17 at 100.00	N/R	1,323,200
9,360	6.450%, 9/01/37	9/17 at 100.00	N/R	9,997,697

17,350	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/42	No Opt. Call	BBB–	4,579,359

2,340	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006, 5.250%, 6/15/37	6/16 at 100.00	Baa1	2,382,752

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	733,910

Nuveen Investments	113

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A:
$1,200	5.000%, 7/01/35	7/25 at 100.00	BB+	$1,276,680
3,115	5.000%, 7/01/45	7/25 at 100.00	BB+	3,279,254

4,845	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	5,162,396
155,789	Total Virginia			124,331,270

	Washington – 1.8%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (6)	6/19 at 100.00	AA	1,818,412

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B:
2,500	19.382%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	3,858,500
750	19.382%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	1,157,550

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,156,659

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,450	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,473,012
3,660	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	3,706,445

1,580	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	2,078,695

6,800	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	BB	7,118,716

4,130	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	4,164,279

6,960	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	10/15 at 100.00	N/R	7,042,058

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Refunding Series 2015, 5.000%, 7/01/39 (WI/DD, Settling 5/05/15)	7/25 at 100.00	Baa1	3,210,930

	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bonds Trust 1391:
500	18.003%, 8/15/40 (IF) (6)	8/25 at 100.00	AA–	724,360
2,125	18.003%, 8/15/45 (IF) (6)	8/25 at 100.00	AA–	3,009,510

4,750	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014C, 5.000%, 10/01/44 (UB) (6)	10/24 at 100.00	AA	5,313,350

15,700	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, 5.000%, 10/01/41 (UB)	10/24 at 100.00	AA	17,629,059

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0132:
5,000	21.877%, 10/01/22 (IF) (6)	No Opt. Call	AA	8,071,750
1,060	21.877%, 10/01/22 (IF) (6)	No Opt. Call	AA	1,688,580
600	21.877%, 10/01/22 (IF) (6)	No Opt. Call	AA	955,800

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4730:
$1,510	18.196%, 10/01/42 (IF) (6)	10/22 at 100.00	AA	$2,109,274
630	18.154%, 10/01/42 (IF) (6)	10/22 at 100.00	AA	880,236
785	17.709%, 10/01/42 (IF) (6)	10/22 at 100.00	AA	1,095,311

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4742:
2,500	17.971%, 10/01/44 (IF) (6)	10/24 at 100.00	AA	3,686,000
3,740	17.953%, 10/01/44 (IF) (6)	10/24 at 100.00	AA	5,512,461
1,190	18.034%, 10/01/44 (IF) (6)	10/24 at 100.00	AA	1,753,346

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 1180:
1,750	17.925%, 10/01/40 (IF) (6)	10/20 at 100.00	AA	2,526,650
3,685	17.919%, 10/01/40 (IF) (6)	10/20 at 100.00	AA	5,319,813
935	18.026%, 10/01/42 (IF) (6)	10/22 at 100.00	AA	1,303,801
945	17.704%, 10/01/42 (IF) (6)	10/22 at 100.00	AA	1,317,245

20,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2015B, 5.000%, 10/01/38 (UB) (6)	4/25 at 100.00	AA	22,620,800

2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Tender Option Bond Trust 1180, 17.825%, 10/01/40 (IF) (6)	10/20 at 100.00	AA	3,609,500

	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2006:
1,600	5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	AA	1,686,800
1,810	5.000%, 12/01/25 – RAAI Insured	12/16 at 100.00	AA	1,899,867
17,180	4.750%, 12/01/31 – RAAI Insured	12/16 at 100.00	AA	17,867,025

1,125	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 1095, 17.199%, 8/15/42 (IF) (6)	8/22 at 100.00	AA–	1,516,635

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679:
1,875	19.066%, 10/01/39 (IF) (6)	4/20 at 100.00	AA	2,735,700
1,520	19.265%, 10/01/39 (IF) (6)	4/20 at 100.00	AA	2,217,163

14,097	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26	No Opt. Call	N/R	13,603,799

	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,130	6.500%, 10/01/32	No Opt. Call	N/R	2,321,785
18,225	6.750%, 10/01/47	No Opt. Call	N/R	19,898,420

2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community Refunding, Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,744,428
165,602	Total Washington			192,403,724

	West Virginia – 0.5%

7,878	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	No Opt. Call	N/R	8,324,525

3,325	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 6.500%, 7/01/33	7/23 at 100.00	Ba1	3,738,863

Nuveen Investments	115

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia (continued)

$2,000	Monongalia County Building Commission, West Virginia, Revenue Bonds, Monongalia Health System, Refunding & Improvement Series 2015, 4.000%, 7/01/35	7/25 at 100.00	A–	$1,947,180

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	371,285

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R	1,780,944

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
13,180	6.500%, 10/01/38	10/18 at 100.00	N/R	13,818,966
22,435	6.750%, 10/01/43	10/18 at 100.00	N/R	23,679,019
50,858	Total West Virginia			53,660,782

	Wisconsin – 1.6%

8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	9,277,946

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–	724,139
500	7.125%, 7/01/42	7/19 at 100.00	BBB–	549,650

4,535	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Palm Beach Maritime Academy, Series 2014A, 7.000%, 5/01/40 (4)	5/24 at 100.00	N/R	4,534,592

1,900	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A, 6.000%, 2/01/45	2/25 at 100.00	N/R	1,840,948

9,685	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	9,909,789

	Public Finance Authority of Wisconsin, for the Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,740	5.000%, 10/01/34	10/22 at 100.00	BB+	1,774,504
1,085	5.125%, 10/01/45	10/22 at 100.00	BB+	1,098,975

1,725	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc Project, Refunding Series 2015A, 5.000%, 9/01/38	9/24 at 100.00	BB	1,728,709

	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012:
4,475	5.500%, 4/01/32	No Opt. Call	BB–	4,373,686
4,250	5.750%, 4/01/42	No Opt. Call	BB–	4,153,100

4,410	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	BB–	4,366,826

3,030	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BBB–	3,304,973

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
1,100	6.000%, 10/01/32	10/22 at 100.00	BB+	1,191,520
3,275	6.200%, 10/01/42	10/22 at 100.00	BB+	3,545,482

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
1,650	5.500%, 5/01/34	5/24 at 100.00	N/R	1,739,793
2,635	5.750%, 5/01/39	5/24 at 100.00	N/R	2,779,793

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$3,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3184, 18.207%, 5/15/20 (IF)	No Opt. Call	AA+	$5,652,565

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Tender Option Bond Trust 1191, 17.907%, 4/15/35 (IF) (6)	4/23 at 100.00	A	3,585,400

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,362,126

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 19.229%, 8/15/37 (IF) (6)	2/20 at 100.00	AA–	4,074,290

1,280	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 6.125%, 12/01/34	6/15 at 100.00	N/R	1,264,397

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 18.642%, 4/01/17 (IF) (6)	No Opt. Call	AA–	1,311,903

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Tender Option Bond Trust 1334:
2,500	17.228%, 11/15/44 (IF) (6)	11/22 at 100.00	A+	3,413,900
380	17.228%, 11/15/44 (IF) (6)	11/22 at 100.00	A+	518,913
750	17.228%, 11/15/44 (IF) (6)	11/22 at 100.00	A+	1,024,170

5,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	5,972,285

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
1,000	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	1,241,730
3,925	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	4,929,879

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	555,870

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113:
9,750	15.957%, 8/15/30 (IF)	8/16 at 100.00	A–	10,971,090
3,535	16.449%, 8/15/31 (IF)	8/16 at 100.00	A–	4,016,114
3,750	16.460%, 8/15/34 (IF)	8/16 at 100.00	A–	4,208,550

	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A:
2,655	8.375%, 6/01/37	No Opt. Call	N/R	3,178,725
42,905	8.625%, 6/01/47	6/22 at 100.00	N/R	51,716,826

4,305	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012B, 8.375%, 6/01/20	6/15 at 100.00	N/R	4,319,465
149,765	Total Wisconsin			170,212,623
$11,426,688	Total Municipal Bonds (cost $10,364,205,917)			10,915,832,228

Shares	Description (1)			Value

	COMMON STOCKS – 1.4%

	Airlines – 1.4%

3,138,890	American Airlines Group Inc. (24)			$151,561,304

	Containers & Packaging – 0.0%

21,692	Rock-Tenn Company (25)			1,366,162
	Total Common Stocks (cost $47,172,780)			152,927,466

Nuveen Investments	117

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$68	Las Vegas Monorail Company, Senior Interest Bonds (8), (28)	5.500%	7/15/19	N/R	$12,199

18	Las Vegas Monorail Company, Senior Interest Bonds (8), (28)	3.000%	7/15/55	N/R	2,410
$86	Total Corporate Bonds (cost $7,689)				14,609
	Total Long-Term Investments (cost $10,411,386,386)				11,068,774,303

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.2%

	MUNICIPAL BONDS – 0.2%

	Alabama – 0.1%

$3,850	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2005A-1, 0.483%, 1/01/27 – AMBAC Insured	9/15 at 100.00		A–	$3,748,938

3,025	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2005A-2, 0.488%, 1/01/27 – AMBAC Insured	9/15 at 100.00		A–	2,945,594

2,575	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2005A-3, 0.498%, 1/01/27 – AMBAC Insured	9/15 at 100.00		A–	2,507,406
9,450	Total Alabama				9,201,938

	California – 0.1%

13,795	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (8)	No Opt. Call		N/R	13,855,146

1,340	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (8)	No Opt. Call		N/R	1,345,842

2,040	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (8)	No Opt. Call		N/R	2,048,894
$17,175	Total California				17,249,882
	Total Short-Term Investments (cost $26,489,625)				26,451,820
	Total Investments (cost $10,437,876,011) – 101.1%				11,095,226,123
	Floating Rate Obligations – (2.1)%				(235,047,000)
	Other Assets Less Liabilities – 1.0% (29)				110,953,765
	Net Assets – 100%				$10,971,132,888

Investments in Derivatives as of April 30, 2015

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (30)	Current Credit Spread (31)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup Inc.	Commonwealth of Puerto Rico	Buy	22.25 - 24.25%	$31,000,000	5.000%	12/20/19	$8,512,977	$1,634,299
Goldman Sachs	Commonwealth of Puerto Rico	Buy	21.75 - 23.75	15,655,000	5.000	9/20/19	4,182,430	1,062,862
Goldman Sachs	Commonwealth of Puerto Rico	Sell	22.75 - 24.75	5,000,000	5.000	3/20/20	(1,406,109)	(87,533)
Goldman Sachs	Markit MCDX NA 21	Buy	1.05 - 1.15	30,000,000	1.000	12/20/18	72,685	(85,172)
				$81,655,000			$11,361,983	$2,524,456

118	Nuveen Investments

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (32)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays PLC	$28,000,000	Receive	Weekly USD-SIFMA	2.882%	Quarterly	9/29/15	9/29/39	$(3,532,520)
Barclays PLC	87,500,000	Receive	Weekly USD-SIFMA	3.254	Quarterly	8/28/15	8/28/45	(18,592,286)
Citigroup Inc.	50,000,000	Receive	Weekly USD-SIFMA	2.900	Quarterly	12/15/15	12/15/44	(6,301,674)
JPMorgan	55,500,000	Receive	Weekly USD-SIFMA	2.913	Quarterly	9/29/15	9/29/39	(7,318,297)
JPMorgan	57,000,000	Receive	Weekly USD-SIFMA	2.983	Quarterly	10/14/15	10/14/39	(8,183,848)
JPMorgan	30,000,000	Receive	Weekly USD-SIFMA	2.967	Quarterly	10/28/15	10/28/39	(4,188,963)
JPMorgan	36,000,000	Receive	Weekly USD-SIFMA	3.085	Quarterly	11/16/15	11/16/39	(5,767,907)
JPMorgan	50,000,000	Receive	Weekly USD-SIFMA	2.948	Quarterly	1/15/16	1/15/44	(6,671,902)
JPMorgan	75,000,000	Receive	Weekly USD-SIFMA	3.240	Quarterly	7/27/15	7/27/45	(15,880,299)
	$469,000,000							$(76,437,696)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(7)	On June 4, 2014, the Fund’s Adviser determined it was likely that this borrower would fulfill a portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 0.000% to 2.450%.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	On June 3, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.375% to 3.825%.

(10)	On June 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on the security, and therefore reduced the security’s interest rate of accrual from 7.250% to 1.813%. On May 7, 2015, the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(11)	On December 1, 2014, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.750% to 0.775%.

(12)	On May 1, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.800% to 4.350%.

(13)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.

(14)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700%.

(15)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.500% to 5.200%.

(16)	On October 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.000% to 3.150%.

(17)	On February 8, 2011, the Fund’s Adviser directed the Fund’s to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Effective March 1, 2011, the Fund resumed accruing income at an annual interest rate of 4.50%.

(18)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.625% to 2.250%.

(19)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(20)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(21)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.250% to 4.688%.

(22)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.600% to 4.950%.

Nuveen Investments	119

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

(23)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.750% to 5.063%.

(24)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(25)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.

(26)	On June 4, 2014, the Fund’s Adviser determined it was likely that this borrower would fulfill a portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 0.000% to 2.500%.

(27)	Principal Amount (000) rounds to less than $1,000.

(28)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(29)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(30)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(31)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(32)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-SIFMA	United States Dollar-Securities Industry and Financial Market Association

120	Nuveen Investments

Nuveen Short Duration High Yield Municipal Bond Fund

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.9%

	MUNICIPAL BONDS – 97.9%

	National – 0.2%

$4,919	Municipal Tax Exempt Asset Trust, Trust Reciept, Series 2010-7 Loma Linda University Behavioral Medicine Center, Inc., 4.390%, 12/01/26	No Opt. Call	N/R	$4,888,059

	Alabama – 1.7%

10,020	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/15 at 100.00	B3	10,061,483

3,745	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/15 at 100.00	B3	3,760,504

100	Bessemer Governmental Utility Services Corporation, Alabama, Water Supply Revenue Bonds, Series 2008A, 3.750%, 6/01/17	No Opt. Call	A2	103,328

555	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	557,004

1,000	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	BBB (4)	1,004,100

3,250	Fairfield Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2011, 5.375%, 6/01/15	No Opt. Call	BB–	3,259,978

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
45	5.125%, 4/01/18 – AMBAC Insured	4/16 at 100.00	B1	45,245
100	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	B1	99,316

	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A:
500	5.000%, 4/01/22 – NPFG Insured	7/15 at 100.00	AA–	500,190
5,500	5.000%, 4/01/23 – NPFG Insured	7/15 at 100.00	AA–	5,501,430

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
500	5.000%, 4/01/18 – NPFG Insured	7/15 at 100.00	AA–	500,600
1,000	5.000%, 4/01/20 – NPFG Insured	7/15 at 100.00	AA–	1,000,770
25	5.000%, 4/01/21 – NPFG Insured	7/15 at 100.00	AA–	25,013

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
300	5.250%, 1/01/16	7/15 at 100.00	A–	301,494
525	5.250%, 1/01/18 – AGM Insured	7/15 at 100.00	AA	526,218
150	5.250%, 1/01/19 – AGM Insured	7/15 at 100.00	AA	150,309
5,315	5.250%, 1/01/20	7/15 at 100.00	A–	5,341,469
10,000	5.500%, 1/01/22	7/15 at 100.00	A–	10,049,800
150	5.500%, 1/01/22 – AGM Insured	7/15 at 100.00	AA	150,383
1,785	5.250%, 1/01/23	7/15 at 100.00	A–	1,793,889
1,000	5.000%, 1/01/24	7/15 at 100.00	A–	1,004,980
75	4.750%, 1/01/25 – AGM Insured	7/15 at 100.00	AA	75,022

895	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2000, 5.500%, 2/15/20 – AGM Insured	7/15 at 100.00	AA	897,864

Nuveen Investments	121

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama (continued)

	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D:
$1,300	5.000%, 10/01/21	No Opt. Call	BBB–	$1,460,446
1,000	5.000%, 10/01/22	No Opt. Call	BBB–	1,121,530
48,835	Total Alabama			49,292,365

	Alaska – 0.0%

	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2007:
490	5.000%, 8/01/18 – FGIC Insured	8/17 at 100.00	AA–	526,721
230	5.000%, 8/01/21 – FGIC Insured	8/17 at 100.00	AA–	249,375
720	Total Alaska			776,096

	Arizona – 2.8%

2,680	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	2,704,093

650	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 0.994%, 1/02/37	1/17 at 100.00	AA–	585,611

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3384:
3,000	1.821%, 10/01/29 (IF)	1/17 at 100.00	AA–	2,009,400
3,000	1.798%, 10/01/29 (IF)	1/17 at 100.00	AA–	2,009,400
1,500	1.798%, 10/01/29 (IF)	1/17 at 100.00	AA–	1,004,700
1,500	1.820%, 10/01/29 (IF)	1/17 at 100.00	AA–	1,004,700

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
3,000	5.000%, 2/01/27	2/22 at 100.00	BBB+	3,329,280
850	5.000%, 2/01/30	2/22 at 100.00	BBB+	925,242

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2007A:
1,000	5.000%, 7/01/21 – NPFG Insured	7/17 at 100.00	A1	1,066,610
4,085	4.500%, 7/01/23 – NPFG Insured	7/17 at 100.00	A1	4,272,665

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
565	4.000%, 7/01/18 – FGIC Insured	1/16 at 100.00	Ba1	572,153
90	4.125%, 7/01/19 – FGIC Insured	No Opt. Call	Ba1	91,164
85	4.250%, 7/01/20 – FGIC Insured	1/16 at 100.00	Ba1	86,107
370	4.250%, 7/01/21 – FGIC Insured	1/16 at 100.00	Ba1	374,570
830	5.250%, 7/01/22 – FGIC Insured	1/16 at 100.00	Ba1	845,172
1,075	5.250%, 7/01/23 – FGIC Insured	1/16 at 100.00	Ba1	1,093,920
4,045	5.250%, 7/01/26 – FGIC Insured	1/16 at 100.00	Ba1	4,115,464
7,515	5.000%, 7/01/29 – FGIC Insured	1/16 at 100.00	Ba1	7,622,314

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
145	3.000%, 7/15/16	No Opt. Call	N/R	147,680
170	3.000%, 7/15/18	No Opt. Call	N/R	172,263
605	5.000%, 7/15/24	No Opt. Call	N/R	663,552

230	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 4.375%, 7/01/25	7/24 at 100.00	N/R	237,675

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$285	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 4.000%, 7/01/18	No Opt. Call	BB	$290,774

150	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Senior Lien Series 2012A, 3.000%, 7/01/18	No Opt. Call	AA+	156,321

	Industrial Development Authority of Phoenix, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015:
600	3.000%, 7/01/20	No Opt. Call	BB	600,972
2,220	4.000%, 7/01/25	No Opt. Call	BB	2,245,841

675	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Candeo Schools, Inc. Project, Series 2013, 6.000%, 7/01/23	No Opt. Call	BB+	753,793

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
700	4.750%, 7/01/19	No Opt. Call	N/R	725,109
1,250	5.750%, 7/01/24	No Opt. Call	N/R	1,375,125

325	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 5.200%, 7/01/22	7/21 at 100.00	BB	340,109

14,260	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014, 5.000%, 2/01/24	No Opt. Call	B+	14,896,139

640	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 6.000%, 5/01/24	No Opt. Call	N/R	669,555

1,170	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014, 6.250%, 3/01/24	No Opt. Call	N/R	1,238,504

1,330	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 7.500%, 2/01/25	2/24 at 100.00	N/R	1,355,682

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2013Q:
1,230	4.000%, 7/01/19	No Opt. Call	Baa3	1,264,379
740	4.500%, 7/01/20	No Opt. Call	Baa3	774,847

950	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 4.000%, 12/15/24	No Opt. Call	BB+	954,494

660	Quail Creek Community Facilities District, Arizona, General Obligation Bonds, Series 2006, 5.150%, 7/15/16	No Opt. Call	N/R	679,213

55	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/21	No Opt. Call	A–	64,240

2,970	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.700%, 4/01/22	10/15 at 100.00	A	3,022,896

6,280	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/35 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (4)	6,329,863

7,000	Verrado District 1 Community Faciliites District, Buckeye, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	7,100,100

951	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	7/16 at 100.00	N/R	969,117

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
1,000	5.000%, 8/01/19	No Opt. Call	Baa1	1,095,280

Nuveen Investments	123

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)
$500	5.000%, 8/01/20	No Opt. Call	Baa1	$554,655
82,931	Total Arizona			82,390,743

	California – 12.0%

715	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Eskaton Properties Inc., Refunding Series 2013, 5.000%, 11/15/20	No Opt. Call	BBB	795,902

280	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	307,230

995	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A, 4.750%, 6/01/24	No Opt. Call	BB+	1,047,476

7,850	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	6,228,426

200	Anaheim Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Redevelopment Project Areas, Series 2007A, 5.000%, 2/01/16 – AGM Insured	No Opt. Call	AA	206,718

9,225	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2002A, 5.250%, 9/01/17	7/15 at 100.00	Ba2	9,243,266

2,900	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26	No Opt. Call	Ba2	3,283,989

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 4740, 3.437%, 4/01/36 (IF) (5)	10/26 at 100.00	AA	1,104,120

2,675	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/25	No Opt. Call	N/R	3,083,045

1,120	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 7A-1, Series 2015A, 5.000%, 9/01/28	9/25 at 100.00	N/R	1,248,139

1,265	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 4.500%, 6/01/21	6/17 at 100.00	BBB+	1,260,762

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
18,030	5.250%, 6/01/21	12/18 at 100.00	B+	18,200,203
11,275	5.450%, 6/01/28	12/18 at 100.00	B2	11,053,446

575	California Health Facilities Financing Authority, Insured Senior Living Revenue Bonds, Aldersly Project, Series 2015A, 5.000%, 5/15/32	5/25 at 100.00	BBB+	627,377

500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 6.000%, 8/01/23	No Opt. Call	BB	559,595

920	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Literacy First Project, Series 2010A, 5.500%, 9/01/22	9/20 at 100.00	BBB–	1,015,873

570	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 4.150%, 10/01/24	10/22 at 102.00	BBB–	591,238

1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 4.750%, 8/01/22	No Opt. Call	BB+	1,220,198

1,525	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education?Multiple Projects, Series 2014A , 6.000%, 6/01/23	6/22 at 102.00	N/R	1,644,255

1,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.250%, 8/15/30	8/24 at 100.00	N/R	1,583,156

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
$565	5.000%, 8/15/21	No Opt. Call	BBB	$656,988
325	5.000%, 8/15/22	No Opt. Call	BBB	378,443
500	5.000%, 8/15/23	No Opt. Call	BBB	589,040

	California Municipal Finance Authority, Revenue Bonds, Azusa Pacific University Project, Refunding Series 2015B:
1,285	5.000%, 4/01/23	No Opt. Call	Baa3	1,467,483
395	5.000%, 4/01/25	No Opt. Call	Baa3	451,769

50	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.000%, 10/01/18	No Opt. Call	Baa1	55,142

165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	191,078

	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A:
500	4.000%, 7/01/15	No Opt. Call	Baa2	502,315
1,000	5.125%, 7/01/23	7/20 at 100.00	Baa2	1,123,950

1,500	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	No Opt. Call	BBB+	1,671,420

2,280	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 4.250%, 1/01/25	No Opt. Call	N/R	2,266,480

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/23	No Opt. Call	BBB–	229,336
300	5.000%, 11/01/24	No Opt. Call	BBB–	344,205
350	5.000%, 11/01/27	11/24 at 100.00	BBB–	388,689

3,000	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 7/01/30 (Alternative Minimum Tax)	No Opt. Call	Baa3	3,314,040

500	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 5.500%, 6/01/22	6/20 at 102.00	N/R	531,275

1,800	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014, 5.350%, 8/01/24	2/24 at 100.00	BB	2,022,228

425	California School finance Authority, School Facility Revenue Bonds, ICEF – View Park Elementary and Middle Schools, Series 2014A, 4.750%, 10/01/24	No Opt. Call	BB	437,678

380	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 5.750%, 11/01/24	No Opt. Call	N/R	397,009

450	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 4.125%, 7/01/24	No Opt. Call	BB+	472,329

1,300	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 5.900%, 7/01/23	No Opt. Call	BB+	1,420,952

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
15,425	5.250%, 12/01/29	12/24 at 100.00	BBB	17,200,880
3,440	5.250%, 12/01/34	12/24 at 100.00	BBB	3,804,021

1,000	California Statewide Communities Development Authority, Educational Facilities Revenue Bonds, Huntington Park Charter School Project, Series 2007A, 5.150%, 7/01/30	7/17 at 100.00	N/R	1,010,470

Nuveen Investments	125

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$455	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 5.250%, 1/01/16 (ETM)	No Opt. Call	N/R (4)	$463,741

1,000	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.000%, 11/01/24	No Opt. Call	N/R	1,080,050

5,910	California Statewide Communities Development Authority, Revenue Bonds, Ridgecrest Regional Hospital, Series 2007A, 5.000%, 2/01/37 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA– (4)	6,456,439

2,845	California Statewide Community Development Authority, Infrastructure Program Revenue Bonds, Series 2006A, 5.125%, 9/02/25	9/15 at 100.00	N/R	2,940,279

1,260	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/24	7/15 at 100.00	CCC	1,161,027

2,255	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	CCC	2,078,208

775	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.250%, 7/01/25	7/15 at 100.00	CCC	714,062

300	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/21	11/16 at 100.00	N/R	307,152

1,625	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	1,633,174

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
6,755	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	7,105,720
2,000	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	2,122,620

	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014:
530	5.000%, 9/01/21	No Opt. Call	N/R	618,325
540	5.000%, 9/01/23	No Opt. Call	N/R	637,724
1,250	5.000%, 9/01/25	No Opt. Call	N/R	1,468,888

5,150	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Reunding Series 2013B-3, 0.000%, 1/15/53 (Mandatory put 1/15/23)	7/22 at 100.00	BBB–	5,973,331

700	Glendale Redevelopment Agency, California, Tax Allocation Bonds, Central Glendale Redevelopment Project, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	735,126

2,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/29	6/23 at 100.00	A1	2,279,100

43,040	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B	41,891,693

	Hemet Unified School District Financing Authority, California, Special Tax Revenue Bonds, Series 2015:
300	5.000%, 9/01/24	No Opt. Call	N/R	355,860
925	5.000%, 9/01/25	3/25 at 100.00	N/R	1,094,506

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
150	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	N/R	158,334
1,390	5.000%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,435,675

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014:
$375	4.000%, 9/01/19	No Opt. Call	N/R	$409,909
255	5.000%, 9/01/20	No Opt. Call	N/R	293,752
200	5.000%, 9/01/23	No Opt. Call	N/R	232,932
250	5.000%, 9/01/24	No Opt. Call	N/R	292,060
320	5.000%, 9/01/25	9/24 at 100.00	N/R	367,546
195	5.000%, 9/01/26	9/24 at 100.00	N/R	221,329

855	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 4.000%, 9/01/20	No Opt. Call	N/R	945,963

	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015:
4,110	5.000%, 9/15/25	No Opt. Call	N/R	4,601,885
3,200	5.000%, 9/15/25	No Opt. Call	N/R	3,512,192

	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Pillar Ridge, Refunding Series 2014A:
1,175	3.000%, 5/15/20	No Opt. Call	BBB	1,216,771
465	4.000%, 5/15/21	No Opt. Call	BBB	503,614

100	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Refunding Series 2006A, 4.000%, 9/01/16 – AMBAC Insured	No Opt. Call	AA–	103,045

230	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/19	8/18 at 100.00	BBB–	253,513

95	Industry Public Facilities Authority, California, Tax Allocation Revenue Bonds, Series 2007, 4.000%, 5/01/16 – NPFG Insured	7/15 at 100.00	AA–	95,388

	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
810	5.000%, 6/01/21	6/17 at 100.00	B–	809,838
6,560	4.625%, 6/01/21	6/17 at 100.00	B–	6,482,067

	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
100	5.000%, 9/01/22	No Opt. Call	N/R	115,931
100	5.000%, 9/01/24	No Opt. Call	N/R	115,060
100	5.000%, 9/01/25	9/24 at 100.00	N/R	113,990
175	5.000%, 9/01/26	9/24 at 100.00	N/R	198,629

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
500	5.000%, 9/01/23	No Opt. Call	N/R	574,305
595	5.000%, 9/01/24	No Opt. Call	N/R	684,607

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 9/01/23	No Opt. Call	N/R	1,144,640
1,400	5.000%, 9/01/24	No Opt. Call	N/R	1,604,736
1,265	5.000%, 9/01/25	No Opt. Call	N/R	1,451,980

635	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.000%, 9/01/20	No Opt. Call	N/R	714,369

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
130	4.250%, 11/15/16	No Opt. Call	A	136,263

Nuveen Investments	127

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)
$415	5.250%, 11/15/19	No Opt. Call	A	$469,440
500	5.250%, 11/15/21	No Opt. Call	A	576,660

4,000	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B, 1.600%, 11/15/27	No Opt. Call	A	3,762,240

445	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	555,827

1,190	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 5.250%, 9/01/20	9/19 at 100.00	N/R	1,214,859

	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A:
1,965	0.000%, 12/01/17 – AMBAC Insured	No Opt. Call	N/R	1,805,580
1,055	0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	678,080

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B:
1,220	4.750%, 9/01/23	No Opt. Call	N/R	1,339,231
920	5.200%, 9/01/28	9/24 at 100.00	N/R	1,044,384

250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	315,548

7,000	Northern California Gas Authority 1, Gas Project Revenue Bonds, Index Series 2007B, 0.891%, 7/01/27	No Opt. Call	A	6,382,460

690	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 5.500%, 11/01/19	No Opt. Call	Ba1	759,097

1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	1,088,470

2,565	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 4.000%, 9/01/18	No Opt. Call	N/R	2,696,020

	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E:
425	4.000%, 9/01/20	No Opt. Call	N/R	467,946
440	4.000%, 9/01/21	No Opt. Call	N/R	480,594
455	4.000%, 9/01/22	No Opt. Call	N/R	492,533
475	4.000%, 9/01/23	No Opt. Call	N/R	512,573
495	4.000%, 9/01/24	No Opt. Call	N/R	531,818
515	5.000%, 9/01/25	9/24 at 100.00	N/R	591,519
540	5.000%, 9/01/26	9/24 at 100.00	N/R	617,576

	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2015:
1,600	5.000%, 9/01/27	3/25 at 100.00	N/R	1,846,176
1,955	5.000%, 9/01/29	3/25 at 100.00	N/R	2,241,564

2,475	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Refunding Series 2014A, 4.375%, 9/01/24	9/23 at 100.00	N/R	2,697,676

	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014:
10	1.250%, 10/01/15	No Opt. Call	N/R	9,994
20	1.800%, 10/01/16	10/15 at 102.00	N/R	20,029
35	2.150%, 10/01/17	10/15 at 102.00	N/R	35,070
50	2.500%, 10/01/18	10/15 at 102.00	N/R	50,282
70	3.050%, 10/01/19	10/15 at 102.00	N/R	70,712

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)
$85	3.450%, 10/01/20	10/15 at 102.00	N/R	$86,049
105	3.850%, 10/01/21	10/15 at 102.00	N/R	106,580
135	4.150%, 10/01/22	10/15 at 102.00	N/R	137,191
155	4.400%, 10/01/23	10/15 at 102.00	N/R	157,726
175	4.550%, 10/01/24	10/15 at 102.00	N/R	178,112
205	4.650%, 10/01/25	10/15 at 102.00	N/R	208,647
230	4.800%, 10/01/26	10/15 at 102.00	N/R	234,480
260	4.900%, 10/01/27	10/15 at 102.00	N/R	265,273
290	5.050%, 10/01/28	10/15 at 102.00	N/R	296,473
325	5.100%, 10/01/29	10/15 at 102.00	N/R	332,202
360	5.200%, 10/01/30	10/15 at 102.00	N/R	368,356
395	5.250%, 10/01/31	10/15 at 102.00	N/R	404,093
440	5.350%, 10/01/32	10/15 at 102.00	N/R	450,463
480	5.400%, 10/01/33	10/15 at 102.00	N/R	491,587

500	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/24 at 100.00	AA	585,615

	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Refunding Series 2014:
800	5.000%, 9/01/23	No Opt. Call	N/R	938,224
450	5.000%, 9/01/25	9/24 at 100.00	N/R	524,786

245	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/29 – AGM Insured	10/24 at 100.00	AA	282,985

	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014:
500	4.125%, 9/01/23	No Opt. Call	N/R	505,750
500	4.250%, 9/01/24	No Opt. Call	N/R	501,050
750	5.000%, 9/01/25	9/24 at 100.00	N/R	787,028

135	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	147,455

340	Riverside Unified School District Finance Authority, Riverside County, California, Special Tax Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/24 – BAM Insured	No Opt. Call	AA	406,514

	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007:
80	5.000%, 2/15/16	No Opt. Call	A	82,458
60	5.000%, 2/15/18	No Opt. Call	A	64,901
125	5.000%, 2/15/20	No Opt. Call	A	139,270

	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2002-1 Kaiser Commerce Center, Refunding Series 2014:
400	5.000%, 9/01/23	No Opt. Call	N/R	459,444
585	5.000%, 9/01/24	No Opt. Call	N/R	673,101
500	5.000%, 9/01/25	9/24 at 100.00	N/R	565,650
655	5.000%, 9/01/26	9/24 at 100.00	N/R	737,831
1,250	5.000%, 9/01/27	9/24 at 100.00	N/R	1,401,700

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
2,500	6.500%, 12/01/22	No Opt. Call	BB	3,025,250
500	8.000%, 12/01/26	12/21 at 100.00	BB	660,340
4,000	7.000%, 12/01/26	No Opt. Call	BB	4,936,360

100	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/16	9/15 at 102.00	Baa1	103,205

Nuveen Investments	129

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,425	San Fernando Redevelopment Agency, California, Tax Allocation Bonds, Civic Center Redevelopment Project 3, Series 2006, 4.500%, 9/15/17	9/16 at 100.00	BBB+	$1,460,839

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
360	5.000%, 8/01/23	No Opt. Call	BBB+	419,717
400	5.000%, 8/01/24	No Opt. Call	BBB+	467,576
350	5.000%, 8/01/25	8/24 at 100.00	BBB+	405,668

500	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/27	8/22 at 100.00	N/R	569,590

19,585	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29	1/25 at 100.00	BBB–	22,139,472

65	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 1993, 6.000%, 8/01/15 – NPFG Insured	No Opt. Call	AA–	65,891

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
160	5.000%, 8/01/17 – NPFG Insured	8/15 at 100.00	AA–	161,907
100	5.000%, 8/01/18 – NPFG Insured	8/15 at 100.00	AA–	101,181

250	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2013, 5.000%, 9/01/21	No Opt. Call	N/R	293,278

23,455	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 1.641%, 11/01/38	No Opt. Call	A	20,746,886

200	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2008A, 4.000%, 8/01/19	8/16 at 102.00	AA	211,118

125	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	148,419

100	Stockton-East Water District, California, Certificates of Participation, Series 2002A Refunding, 5.000%, 4/01/20 – FGIC Insured	7/15 at 100.00	AA–	100,203

805	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.100%, 9/01/16	9/15 at 100.00	N/R	817,075

1,460	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	7/15 at 100.00	AA–	1,461,621

10,560	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/15 at 100.00	B+	10,559,261

340	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.375%, 12/01/20	No Opt. Call	A	402,016

3,265	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.000%, 1/01/26	1/21 at 100.00	A–	3,836,179

750	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21	8/19 at 100.00	A–	841,253

1,040	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/21	7/17 at 100.00	Baa1	1,102,140

8,260	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 9/01/25	9/22 at 102.00	N/R	8,947,728

750	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diable Grande Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/21	No Opt. Call	N/R	754,103

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Refunding Series 2015.:
$680	5.000%, 9/01/26	3/25 at 100.00	N/R	$788,365
735	5.000%, 9/01/27	3/25 at 100.00	N/R	841,399
795	5.000%, 9/01/28	3/25 at 100.00	N/R	908,407
865	5.000%, 9/01/29	3/25 at 100.00	N/R	983,981
930	5.000%, 9/01/30	3/25 at 100.00	N/R	1,055,969
1,010	5.000%, 9/01/31	3/25 at 100.00	N/R	1,141,088
1,045	5.000%, 9/01/32	3/25 at 100.00	N/R	1,176,597
339,465	Total California			352,648,016

	Colorado – 1.8%

500	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.875%, 10/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB–	574,650

	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
275	5.000%, 6/01/23	No Opt. Call	A	318,937
600	5.000%, 6/01/29	6/23 at 100.00	A	663,780

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A:
25	5.000%, 6/15/15	No Opt. Call	A	25,113
75	5.000%, 6/15/16	No Opt. Call	A	77,813
100	4.750%, 6/15/22	6/17 at 100.00	A	104,351

360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 4.750%, 7/15/29	7/19 at 100.00	BBB	370,483

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28	8/18 at 100.00	N/R	528,145

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/29	1/24 at 100.00	A	551,510

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB	1,063,890

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 4.125%, 7/01/24	No Opt. Call	BB+	521,815

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
545	4.000%, 12/15/25	No Opt. Call	BB+	549,213
600	5.000%, 12/15/28	12/25 at 100.00	BB+	631,824

540	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014, 4.000%, 11/01/24	No Opt. Call	BB+	548,181

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 6.375%, 8/01/24	No Opt. Call	N/R	1,115,940

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 5.625%, 6/01/22	No Opt. Call	N/R	1,000,230

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
2,000	5.000%, 12/01/25	No Opt. Call	BBB+	2,194,220
495	4.000%, 12/01/26	12/22 at 100.00	BBB+	503,445

Nuveen Investments	131

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$535	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	BBB+	$595,396

2,090	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2012, 5.000%, 12/01/25	No Opt. Call	A3	2,353,695

50	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.000%, 12/01/18 – RAAI Insured	12/17 at 100.00	AA	51,801

1,500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.850%, 12/01/26	12/16 at 100.00	N/R	1,517,055

295	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.000%, 12/01/30 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	303,169

720	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2009A, 6.250%, 12/01/33	12/19 at 100.00	BBB+	813,773

175	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%, 9/01/16 – NPFG Insured	No Opt. Call	AA–	184,690

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	AA–	533,206

270	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-1, 5.500%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	274,220

3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007CD-2, 1.820%, 9/01/39 (Mandatory put 9/01/17) – NPFG Insured	3/17 at 100.00	AA–	3,017,610

215	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	AA	222,744

1,052	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R	1,080,898

5,315	Foothills Metropolitan District In the City of Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 5.250%, 12/01/24	No Opt. Call	N/R	5,682,001

1,395	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.000%, 12/01/28	12/24 at 100.00	N/R	1,385,960

425	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB	429,964

4,660	North Range Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/15/27	12/17 at 100.00	N/R	4,742,482

1,500	One Horse Business Improvement District, Lakewood, Colorado, Sales Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24	7/15 at 100.00	N/R	1,502,700

2,500	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2005, 5.250%, 12/01/20	12/15 at 101.00	BBB	2,563,750

1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/18	No Opt. Call	N/R	1,585,680

100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010B, 3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	103,381

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
4,670	5.250%, 12/15/21	12/16 at 100.00	N/R	4,825,511
1,250	5.400%, 12/15/31	12/16 at 100.00	N/R	1,284,538

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
$2,085	6.125%, 11/15/23	No Opt. Call	A	$2,576,435
405	6.250%, 11/15/28	No Opt. Call	A	509,761

200	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015, 4.250%, 12/01/28	12/24 at 100.00	N/R	199,380

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
215	5.375%, 1/15/25	7/20 at 100.00	Baa3	241,815
800	6.000%, 1/15/26	7/20 at 100.00	Baa3	917,632

940	Rendezous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.200%, 12/01/17	No Opt. Call	N/R	860,702

250	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/16 – RAAI Insured	No Opt. Call	AA	257,565

1,000	Tablerock Metropolitan District, Jefferson County, Colorado, Limited Tax, General Obligation Improvement Bonds, Refunding Series 2007, 4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,029,870

540	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	545,859

85	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.250%, 12/01/25	12/15 at 100.00	N/R	84,140
50,877	Total Colorado			53,620,923

	Connecticut – 0.3%

3,500	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/16 at 100.00	B1	3,597,300

75	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 4.375%, 7/01/18 – RAAI Insured	7/15 at 100.00	AA	75,334

1,685	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/22	No Opt. Call	A	1,931,701

1,850	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	5/15 at 100.00	Ba1	1,853,682

300	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/15 at 100.00	A–	302,901

1,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2001, 6.250%, 1/01/31	7/15 at 100.00	B–	999,990
8,410	Total Connecticut			8,760,908

	Delaware – 0.1%

2,040	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A, 6.250%, 9/01/25	3/25 at 100.00	N/R	2,039,776

830	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21	No Opt. Call	BBB–	915,449
2,870	Total Delaware			2,955,225

Nuveen Investments	133

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 0.4%

$8,555	District of Columbia, Revenue Bonds, Howard University, Refunding Series 2011A, 6.250%, 10/01/32	No Opt. Call	BBB+	$9,651,580

725	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BBB+	839,318
9,280	Total District of Columbia			10,490,898

	Florida – 11.3%

500	A.H. at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 5.500%, 11/01/25	No Opt. Call	N/R	497,635

950	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	No Opt. Call	N/R	950,200

1,510	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24	No Opt. Call	N/R	1,654,432

1,025	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	1,030,822

	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
3,225	4.000%, 11/01/25	No Opt. Call	N/R	3,233,224
3,105	4.700%, 11/01/29	11/25 at 100.00	N/R	3,138,379

860	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	1,021,482

	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Refunding Series 2014:
1,005	3.375%, 5/01/21	No Opt. Call	A3	1,037,130
1,040	3.600%, 5/01/22	No Opt. Call	A3	1,082,505
1,080	3.750%, 5/01/23	No Opt. Call	A3	1,126,440
1,125	3.875%, 5/01/24	No Opt. Call	A3	1,174,455
1,165	4.000%, 5/01/25	5/24 at 100.00	A3	1,210,785
1,220	4.125%, 5/01/26	5/24 at 100.00	A3	1,268,105
1,070	4.250%, 5/01/27	5/24 at 100.00	A3	1,112,297

2,290	Brandy Creek Community Development District, St. Johns County, Florida, Special Assessment Bonds, Series 2006A, 5.600%, 5/01/37	5/15 at 100.00	N/R	2,293,550

420	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2013A, 5.000%, 4/01/19	No Opt. Call	A–	469,879

3,595	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BB+	3,978,227

	Capital Projects Finance Authority, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F:
120	5.500%, 10/01/17 – NPFG Insured	7/15 at 100.00	AA–	120,042
200	5.125%, 10/01/21 – NPFG Insured	7/15 at 100.00	AA–	199,384

735	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 6.500%, 1/01/24	1/21 at 103.00	N/R	772,147

7,495	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	8,279,352

	Capital Trust Agency, Florida, Senior Housing Revenue Bonds, Faulk Senior Residences Project, Series 2014:
1,000	6.000%, 12/01/24	12/22 at 102.00	N/R	1,005,000
1,030	6.500%, 12/01/34	12/22 at 102.00	N/R	1,035,026

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
$1,350	4.750%, 5/01/24	No Opt. Call	N/R	$1,372,059
1,500	5.000%, 5/01/34	5/24 at 100.00	N/R	1,525,560

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
65	6.000%, 6/01/16	No Opt. Call	A+	68,890
95	5.500%, 6/01/16 – AGC Insured	No Opt. Call	AA	100,273

425	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 4.000%, 6/01/16	No Opt. Call	AA–	441,286

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
50	5.000%, 6/01/15	No Opt. Call	A+	50,209
130	5.000%, 6/01/16	No Opt. Call	A+	136,388
285	4.250%, 6/01/17	No Opt. Call	A+	305,167
265	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	282,384

230	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	A+	272,842

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
4,780	4.500%, 6/01/23	No Opt. Call	BBB–	5,029,898
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	534,450
1,000	5.625%, 6/01/33	6/23 at 100.00	BBB–	1,086,500

3,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.000%, 5/15/24	No Opt. Call	N/R	3,532,470

12,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, TEMPS 70 Series 2014B-2, 6.500%, 5/15/20	5/15 at 100.00	N/R	12,018,480

2,465	Concord Station Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/35	7/15 at 100.00	N/R	2,465,518

2,130	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1, 4.000%, 5/01/24	No Opt. Call	BBB	2,149,745

	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015:
2,200	3.750%, 5/01/20	No Opt. Call	N/R	2,201,496
2,750	4.250%, 5/01/25	5/22 at 100.00	N/R	2,750,000

1,050	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 4.125%, 11/01/23	No Opt. Call	N/R	1,046,976

325	Escambia County Health Facilities Authority, Florida, Health Facility Revenue Bonds, Baptist Hospital, Inc. Project, Series 2010A, 5.750%, 8/15/29	8/20 at 100.00	A3	371,576

1,270	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%, 11/01/26	No Opt. Call	N/R	1,426,515

1,495	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013A, 3.625%, 5/01/18	No Opt. Call	N/R	1,535,784

1,775	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/21	No Opt. Call	N/R	1,753,824

Nuveen Investments	135

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.625%, 12/15/31	12/21 at 101.00	N/R	$4,273,800

1,635	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 5.750%, 7/01/24	No Opt. Call	N/R	1,704,635

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
165	5.000%, 6/15/24	No Opt. Call	N/R	168,262
1,250	5.625%, 6/15/29	6/24 at 100.00	N/R	1,272,675

1,410	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB–	1,514,284

5,855	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 6.375%, 12/15/25	6/23 at 100.00	N/R	6,348,108

1,750	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 5.750%, 6/15/29	6/24 at 100.00	N/R	1,761,305

50	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 4.250%, 4/01/17	No Opt. Call	Baa1	52,573

500	Florida Municipal Loan Council, Infrastructure Improvement Revenue Bonds, 9B Design-Build-Finance Project, Series 2012, 1.750%, 8/15/16	No Opt. Call	A	505,520

1,325	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	11/24 at 100.00	N/R	1,433,054

765	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	761,152

835	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.250%, 5/01/23	No Opt. Call	N/R	905,641

490	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	5/16 at 100.00	N/R	490,397

845	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 4.000%, 5/01/25	5/24 at 100.00	N/R	841,688

955	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 4.000%, 5/01/25	5/24 at 100.00	N/R	951,256

1,595	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.250%, 5/01/28	5/24 at 100.00	N/R	1,565,556

2,010	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 5.875%, 5/01/28	5/24 at 100.00	N/R	1,996,473

50	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/15	No Opt. Call	A–	50,185

6,585	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.000%, 5/01/25	5/24 at 100.00	N/R	6,734,940

470	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 4.625%, 11/01/24	No Opt. Call	N/R	469,159

10,000	Industrial Development Board of the City of Selma, Florida, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (WI/DD, Settling 5/14/15) (Alternative Minimum Tax)	7/21 at 100.00	N/R	9,952,200

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013:
$380	2.875%, 5/01/19	No Opt. Call	A–	$387,832
390	3.000%, 5/01/20	No Opt. Call	A–	397,956
405	3.250%, 5/01/21	No Opt. Call	A–	415,170

135	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2014, 4.750%, 5/01/25	5/24 at 100.00	N/R	141,001

4,000	Jacksonville Economic Development Commission, Florida, Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	4,288,160

335	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	342,105

740	La Collina Community Development District, Florida, Special Assessment Revenue Bonds, Series 2015, 5.000%, 11/01/28	11/25 at 100.00	N/R	735,693

2,485	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/25	No Opt. Call	N/R	2,608,703

170	Lake Powell Residential Golf Community Development District, Bay County, FLorida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.250%, 11/01/22	No Opt. Call	N/R	178,114

4,805	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.125%, 5/01/24	No Opt. Call	N/R	5,095,751

300	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012, 5.000%, 11/01/24	11/22 at 100.00	N/R	307,110

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015:
1,000	4.250%, 5/01/25	No Opt. Call	N/R	997,580
735	4.875%, 5/01/35	No Opt. Call	N/R	732,207

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
7,330	5.250%, 6/15/27	6/17 at 100.00	BB	7,490,527
3,500	5.375%, 6/15/37	6/17 at 100.00	BB	3,570,455

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007:
2,000	5.000%, 11/15/16	No Opt. Call	BBB–	2,114,940
3,500	5.000%, 11/15/22	5/17 at 100.00	BBB–	3,722,775
2,110	5.000%, 11/15/29	5/17 at 100.00	BBB–	2,211,322

	Manatee County School Board, Florida, Certificates of Participation, Series 2011A:
790	4.500%, 7/01/18	No Opt. Call	BBB+	840,568
1,225	5.000%, 7/01/20	No Opt. Call	BBB+	1,352,596

17,060	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	17,410,242

1,735	Martin County School Board, Florida, Certificates of Participation, Refunding Series 2014A, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	2,000,802

	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012:
295	4.000%, 5/01/19	No Opt. Call	BBB+	307,446
305	4.200%, 5/01/20	No Opt. Call	BBB+	322,248
1,320	5.100%, 5/01/31	5/22 at 100.00	BBB+	1,421,614

Nuveen Investments	137

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$450	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2014, 5.000%, 11/15/23	No Opt. Call	Baa1	$523,863

335	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/24	No Opt. Call	BBB+	395,719

500	Miami, Florida, Limited Ad Valorem Tax Refunding Bonds, Homeland Defense / Neighborhood Capital Improvement Project, Series 2007A, 5.000%, 1/01/22 – NPFG Insured	1/17 at 100.00	AA–	528,480

1,770	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/26	7/24 at 100.00	A–	2,086,883

750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Project, Series 2014, 5.000%, 9/15/24	No Opt. Call	BBB–	841,890

5,685	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastrusture Project, Refunding Series 2014B, 4.250%, 5/01/24	5/23 at 100.00	N/R	6,065,440

6,365	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 4.250%, 5/01/24	5/23 at 100.00	N/R	6,790,946

605	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	648,463

	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015:
1,000	3.500%, 5/01/20	No Opt. Call	N/R	991,170
3,730	5.000%, 5/01/28	5/25 at 100.00	N/R	3,875,843

1,225	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	1,256,715

625	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Heron Bay North Assessment Area, Series 2006A, 5.200%, 5/01/27	5/16 at 100.00	N/R	628,456

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
1,270	3.750%, 8/01/19	No Opt. Call	N/R	1,274,102
2,500	4.500%, 8/01/24	No Opt. Call	N/R	2,513,425

	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015:
500	3.500%, 11/01/20	No Opt. Call	N/R	498,105
375	4.250%, 11/01/25	No Opt. Call	N/R	373,114

500	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012, 4.500%, 6/01/27	6/21 at 100.00	A–	525,505

965	Orange County Health Facilities Authority, Florida, Revenue Bonds, Orlando Lutheran Towers, Refunding Series 2005, 5.375%, 7/01/20	7/15 at 100.00	N/R	969,680

1,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, Senior Lien 6th Cent Contract Payments, Series 2008A, 5.250%, 11/01/19	No Opt. Call	AA	1,077,410

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014:
1,000	5.000%, 12/01/22	No Opt. Call	BBB	1,159,450
1,170	5.000%, 12/01/23	No Opt. Call	BBB	1,362,535
2,335	5.000%, 12/01/24	No Opt. Call	BBB	2,728,191

750	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/21	No Opt. Call	BBB+	849,923

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace Community Inc., Series 2015C:
$2,015	5.000%, 5/15/26	5/25 at 100.00	A	$2,327,970
740	5.000%, 5/15/27	5/25 at 100.00	A	843,578

1,650	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Entrance Fee Series 2014C, 6.000%, 6/01/21	No Opt. Call	N/R	1,801,503

3,300	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, The Waterford Project, Series 2007, 5.750%, 11/15/26 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	3,706,395

570	Panther Trails Community Development District, Floridia, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BB	572,462

1,555	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-2, 7.400%, 11/01/19	No Opt. Call	N/R	1,629,453

	Parklands Lee Community Development District, Florida, Special Assessment Bonds, Series 2013A-1:
145	3.125%, 5/01/20	No Opt. Call	A–	144,856
145	3.250%, 5/01/21	No Opt. Call	A–	144,559
155	3.375%, 5/01/22	No Opt. Call	A–	155,149

495	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	519,102

1,390	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	1,437,608

1,770	Pinellas County Educational Facilities Authority, Florida, Revenue Bonds, Eckerd College Project, Series 2006, 5.250%, 10/01/29 – ACA Insured	10/16 at 100.00	N/R	1,828,640

1,750	Plantation Health Facilities Authority, Revenue Refunding Bonds, Covenant Village of Florida, Inc., Series 1998, 5.125%, 12/01/22 (Pre-refunded 5/04/15)	5/15 at 100.00	BBB+ (4)	1,755,373

620	Pompano Beach, Florida, Revenue Bonds, John Knox Village Project, Series 2015, 5.000%, 9/01/23	No Opt. Call	A–	720,508

	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
1,305	5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	AA–	1,411,384
425	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	456,157

880	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	868,701

	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015:
550	3.500%, 5/01/19 (WI/DD, Settling 5/19/15)	No Opt. Call	N/R	550,000
995	4.250%, 5/01/25 (WI/DD, Settling 5/19/15)	No Opt. Call	N/R	995,000

330	Sabal Palm Community Development District, Florida, Specoal Assessment Bonds, Series 2014, 6.125%, 11/01/27	11/24 at 100.00	N/R	347,840

7,935	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007, 5.625%, 7/01/27	7/17 at 100.00	N/R	8,051,565

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
1,440	5.750%, 10/01/22	10/17 at 100.00	BBB–	1,549,181
8,035	5.500%, 10/01/24	10/17 at 100.00	BBB–	8,597,370
7,050	5.250%, 10/01/27	10/17 at 100.00	BBB–	7,480,050

Nuveen Investments	139

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015:
$440	3.625%, 5/01/20	No Opt. Call	N/R	$437,017
535	4.375%, 5/01/25	5/24 at 101.00	N/R	530,083

1,000	Solterra Resort Community Development District, Florida, Special Assessment Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	1,001,620

2,260	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.350%, 5/01/36	7/15 at 100.00	N/R	2,260,475

	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1:
1,275	5.000%, 3/01/19	No Opt. Call	BBB+	1,410,673
1,325	5.000%, 3/01/20	No Opt. Call	BBB+	1,488,598
2,000	5.000%, 3/01/21	No Opt. Call	BBB+	2,272,260
1,000	5.000%, 3/01/22	No Opt. Call	BBB+	1,137,640
1,000	5.000%, 3/01/23	No Opt. Call	BBB+	1,142,080
1,925	5.000%, 3/01/24	No Opt. Call	BBB+	2,202,277
6,000	5.000%, 3/01/30	3/24 at 100.00	BBB+	6,630,660

900	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	916,299

	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013:
780	3.500%, 5/01/18	No Opt. Call	N/R	795,655
1,185	4.000%, 5/01/25	5/23 at 100.00	N/R	1,234,106

1,020	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 5.500%, 5/01/24	5/23 at 100.00	N/R	1,137,494

2,525	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	2,568,784

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/25	1/24 at 100.00	A3	568,870

	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014B:
2,815	5.000%, 7/01/28	7/24 at 100.00	A3	3,160,063
2,955	5.000%, 7/01/29	7/24 at 100.00	A3	3,296,273
3,100	5.000%, 7/01/30	7/24 at 100.00	A3	3,437,528
1,585	5.000%, 7/01/31	7/24 at 100.00	A3	1,752,344
1,500	5.000%, 7/01/32	7/24 at 100.00	A3	1,649,775

790	Talis Park Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2013, 4.250%, 11/01/24	11/23 at 100.00	N/R	821,774

1,500	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 5.750%, 11/01/27	11/26 at 102.00	N/R	1,511,985

	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015:
440	3.625%, 11/01/20	No Opt. Call	N/R	440,730
530	4.375%, 11/01/25	No Opt. Call	N/R	531,060

400	Tuscany Reserve Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.550%, 5/01/36	5/15 at 101.00	N/R	403,304

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$650	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	$749,736

1,650	Village Community Development District 10, Sumter County, Florida, Special Assessment Revenue Bonds, Series 2012, 4.500%, 5/01/23	No Opt. Call	N/R	1,833,794

	Village Community Development District 11, Florida, Special Assessment Bonds, Series 2014:
1,560	3.250%, 5/01/19	No Opt. Call	N/R	1,567,597
3,000	3.875%, 5/01/24	5/23 at 100.00	N/R	3,045,630

	Village Community Development District 7, Sumter County, Florida, Special Assessment Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 5/01/23 (WI/DD, Settling 5/01/15)	No Opt. Call	A	1,075,540
850	4.000%, 5/01/24 (WI/DD, Settling 5/01/15)	No Opt. Call	A	908,523
700	4.000%, 5/01/25 (WI/DD, Settling 5/01/15)	No Opt. Call	A	743,295
2,450	4.000%, 5/01/26 (WI/DD, Settling 5/01/15)	5/25 at 100.00	A	2,571,643

	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2015B:
650	5.000%, 10/15/24	No Opt. Call	A–	770,413
400	5.000%, 10/15/25	4/25 at 100.00	A–	472,460

2,005	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	2,031,406

70	Westchase East Community Development District, Florida, Special Assessment Bonds, Series 2007-2, 4.000%, 5/01/18 – NPFG Insured	5/17 at 100.00	AA–	70,879

695	Wynnmere West Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	702,930
314,105	Total Florida			330,437,553

	Georgia – 0.9%

1,750	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.600%, 1/01/30	7/15 at 100.00	A–	1,763,038

	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, Kennesaw State University Real Estate Foundations Projects, Refunding Series 2014C:
940	5.000%, 7/15/21	No Opt. Call	Baa2	1,065,095
985	5.000%, 7/15/22	No Opt. Call	Baa2	1,114,390
1,040	5.000%, 7/15/23	No Opt. Call	Baa2	1,174,670
750	5.000%, 7/15/24	No Opt. Call	Baa2	841,988
1,000	5.000%, 7/15/26	7/24 at 100.00	Baa2	1,097,660
1,000	5.000%, 7/15/27	7/24 at 100.00	Baa2	1,088,600
1,000	5.000%, 7/15/29	7/24 at 100.00	Baa2	1,073,150

1,200	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 5.750%, 10/01/24	10/23 at 100.00	N/R	1,307,616

4,970	Fulton County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East, Series 2007A, 1.086%, 11/15/28	No Opt. Call	AA+	4,757,632

560	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23	No Opt. Call	N/R	572,342

	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A:
1,080	5.000%, 7/01/17	No Opt. Call	N/R	1,135,458
2,500	5.000%, 7/01/27	7/17 at 100.00	N/R	2,540,925

Nuveen Investments	141

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
$490	5.500%, 7/15/23	7/21 at 100.00	N/R	$498,322
958	5.500%, 7/15/30	7/21 at 100.00	N/R	975,439
1,052	5.500%, 1/15/36	7/21 at 100.00	N/R	1,070,864

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
590	5.000%, 3/15/20	No Opt. Call	A	658,464
330	5.000%, 3/15/21	No Opt. Call	A	371,369
830	5.000%, 3/15/22	No Opt. Call	A	937,410

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
240	5.125%, 9/15/17	No Opt. Call	A	258,934
2,000	5.500%, 9/15/28	No Opt. Call	A	2,363,080

125	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/19	No Opt. Call	Baa2	141,860

925	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/33	4/24 at 100.00	Baa2	1,014,882
26,315	Total Georgia			27,823,188

	Guam – 2.2%

	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A:
750	4.125%, 11/01/15	No Opt. Call	A–	763,733
500	5.000%, 11/01/16	No Opt. Call	A–	530,810
500	5.000%, 11/01/17	No Opt. Call	A–	545,700
1,000	6.000%, 11/01/26	No Opt. Call	A–	1,182,850

2,200	Guam Education Financing Foundation, Certificates of Participation, Guam Public School Facilities Project, Series 2006B, 4.500%, 10/01/26 – ACA Insured	10/16 at 100.00	N/R	2,190,210

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,080	6.000%, 12/01/20	No Opt. Call	B+	1,179,976
2,000	6.625%, 12/01/30	12/20 at 100.00	B+	2,241,620
125	6.875%, 12/01/40	12/20 at 100.00	B+	140,124

1,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	A– (4)	1,039,919

	Guam Government, General Obligation Bonds, 2009 Series A:
1,445	6.000%, 11/15/19	No Opt. Call	BB–	1,594,818
5,525	6.750%, 11/15/29	11/19 at 100.00	BB–	6,587,347
3,515	7.000%, 11/15/39	11/19 at 100.00	BB–	4,228,404

	Guam Government, General Obligation Bonds, Series 2007A:
3,000	5.000%, 11/15/23	11/17 at 100.00	BB–	3,098,880
2,265	5.125%, 11/15/27	11/17 at 100.00	BB–	2,329,824

	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A:
175	5.000%, 12/01/15	No Opt. Call	BBB+	179,148
2,010	5.375%, 12/01/24	12/19 at 100.00	BBB+	2,227,361

660	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.000%, 10/01/18	No Opt. Call	BBB	742,474

3,250	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 – AGM Insured (Alternative Minimum Tax) (5)	No Opt. Call	AA	3,677,570

9,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.500%, 10/01/30	10/20 at 100.00	BBB	10,127,070

1,500	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,779,270

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam (continued)

	Guam Power Authority, Revenue Bonds, Series 2014A:
$1,000	5.000%, 10/01/23	No Opt. Call	BBB	$1,155,860
1,000	5.000%, 10/01/25	10/24 at 100.00	BBB	1,152,390

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A:
410	5.000%, 7/01/19	No Opt. Call	A–	458,610
1,000	5.000%, 7/01/20	No Opt. Call	A–	1,135,310
385	5.000%, 7/01/21	No Opt. Call	A–	441,249
400	5.000%, 7/01/22	No Opt. Call	A–	462,560
1,750	5.000%, 7/01/23	No Opt. Call	A–	2,033,553
2,200	5.000%, 7/01/24	No Opt. Call	A–	2,559,964
2,250	5.000%, 7/01/25	7/24 at 100.00	A–	2,598,593
5,035	5.000%, 7/01/29	7/24 at 100.00	A–	5,639,552

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
350	5.250%, 7/01/20	No Opt. Call	A–	401,608
1,000	5.000%, 7/01/28	7/23 at 100.00	A–	1,127,320
58,310	Total Guam			65,553,677

	Hawaii – 1.1%

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
1,335	5.000%, 7/01/20	No Opt. Call	BB+	1,414,619
1,555	5.750%, 7/01/23	No Opt. Call	BB+	1,714,465
1,575	6.250%, 7/01/27	7/23 at 100.00	BB+	1,753,589

19,725	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	No Opt. Call	N/R	20,241,795

270	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	BB+	270,000

4,510	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	7/15 at 100.00	B+	4,514,961

1,500	Kuakini Health System, Hawaii, Special Purpose Revenue Bonds, Series 2002A, 6.375%, 7/01/32	7/15 at 100.00	BB+	1,503,150
30,470	Total Hawaii			31,412,579

	Idaho – 0.2%

1,000	Canyon County School District 131 Nampa, Idaho, General Obligation Bonds, Series 2006, 5.000%, 7/30/21 – NPFG Insured	No Opt. Call	AA–	1,073,970

1,320	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Compass Public Charter School, Inc. Project, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	BB+	1,394,514

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
25	5.250%, 9/01/26	9/16 at 100.00	BB+	25,432
1,500	5.250%, 9/01/30	9/16 at 100.00	BB+	1,520,760

1,290	Nez Pierce County, Idaho, Pollution Control Revenue Bonds, Potlach Corporation Project, Refunding Series 1996, 6.000%, 10/01/24	7/15 at 100.00	BB+	1,291,342
5,135	Total Idaho			5,306,018

Nuveen Investments	143

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 5.4%

$3,575	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.000%, 5/01/26	11/17 at 100.00	N/R	$3,610,178

1,000	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/17 at 100.00	N/R	974,620

4,380	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004, 3.840%, 6/15/23	12/15 at 100.00	N/R	4,381,708

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
1,500	5.000%, 12/01/16	No Opt. Call	A–	1,543,995
1,620	5.000%, 12/01/17	No Opt. Call	A–	1,672,164
3,390	5.000%, 12/01/18	No Opt. Call	A–	3,519,464

1,490	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2009F, 5.000%, 12/01/16	No Opt. Call	A–	1,533,702

630	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	7/15 at 100.00	AA–	632,507

1,200	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33	7/15 at 100.00	N/R	1,200,624

372	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	3/17 at 100.00	Ba1	394,681

470	Chicago, Illinois, General Obligation Bonds, Direct Access Bond Program Series 2006B-1, 4.300%, 1/01/24 – AMBAC Insured	7/15 at 100.00	A+	466,616

1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2014A, 5.000%, 1/01/22	No Opt. Call	A+	1,052,000

1,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/26	No Opt. Call	A+	1,018,660

4,900	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	AA+	5,241,040

924	Chicago, Illinois, Special Assessment Bonds, Lakeshore East Project, Series 2003, 6.750%, 12/01/32	7/15 at 100.00	N/R	928,001

2,750	Chicago, Illinois, Tax Increment Allocation Bonds, Chicago Pilsen Redevelopment Project, Series 2014, 5.000%, 6/01/22	No Opt. Call	A	3,107,143

2,390	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	2,575,536

300	Governors State University Board of Trustes, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2008, 4.125%, 1/01/21	No Opt. Call	AA	308,508

1,665	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 6.550%, 1/01/20	1/18 at 102.00	N/R	1,808,906

1,235	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,270,840

765	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	842,166

225	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	243,182

120	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	146,962

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
$1,095	5.000%, 12/01/16	No Opt. Call	BBB	$1,159,923
350	5.000%, 12/01/21	12/16 at 100.00	BBB	363,503

2,415	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 6.875%, 10/01/31	10/21 at 100.00	BBB–	2,747,280

	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2015:
1,080	5.000%, 9/01/25	No Opt. Call	BBB	1,223,446
1,000	5.000%, 9/01/32	9/24 at 100.00	BBB	1,068,540

315	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.250%, 5/15/20	5/15 at 100.00	N/R	315,910

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
360	5.000%, 9/01/22	No Opt. Call	BBB	404,766
800	5.000%, 9/01/23	No Opt. Call	BBB	903,032
1,495	5.000%, 9/01/25	9/24 at 100.00	BBB	1,671,993
1,000	5.000%, 9/01/26	9/24 at 100.00	BBB	1,102,480
1,400	5.000%, 9/01/27	9/24 at 100.00	BBB	1,530,354
800	5.000%, 9/01/29	9/24 at 100.00	BBB	863,392

95	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 4.900%, 11/15/17	No Opt. Call	N/R	96,046

2,000	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	7/15 at 100.00	BB–	2,000,840

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
100	5.000%, 4/01/19	4/16 at 100.00	Baa3	101,488
5,765	5.000%, 4/01/22	4/16 at 100.00	Baa3	5,813,253
1,000	5.000%, 4/01/26	4/16 at 100.00	Baa3	1,002,720

435	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	477,530

2,900	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	2,949,126

1,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29	5/19 at 100.00	A	1,186,480

195	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.250%, 5/01/22	5/20 at 100.00	BBB+	231,631

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
1,000	5.000%, 7/01/20	No Opt. Call	A–	1,117,680
1,000	5.000%, 7/01/21	No Opt. Call	A–	1,125,350
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,133,090

25	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 4.000%, 5/15/16 – AGM Insured	No Opt. Call	AA	25,639

2,500	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/25	5/25 at 100.00	A+	3,015,925

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
165	5.000%, 8/15/24	No Opt. Call	Baa1	188,064
375	5.000%, 8/15/25	No Opt. Call	Baa1	428,171
1,000	5.000%, 8/15/27	8/25 at 100.00	Baa1	1,118,350

Nuveen Investments	145

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,635	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	$4,117,437

110	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	131,144

	Illinois Finance Authority, Revenue Refunding Bonds, Swedish Covenant Hospital, Refunding Series 2010A:
510	5.000%, 8/15/17	No Opt. Call	BBB+	544,364
4,915	5.750%, 8/15/29	2/20 at 100.00	BBB+	5,440,954

1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	1,033,410

1,135	Illinois Medical District Office Building, Illinois, Certificates of Participation, Series 2002, 5.000%, 6/01/22 – NPFG Insured	7/15 at 100.00	AA–	1,136,339

	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014:
3,380	5.000%, 6/15/22	No Opt. Call	A	3,867,464
3,200	5.000%, 6/15/23	No Opt. Call	A	3,680,768
4,005	5.000%, 6/15/24	No Opt. Call	A	4,609,074
10,000	5.000%, 6/15/27 – AGM Insured	6/24 at 100.00	AA	11,236,000

3,500	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/24	No Opt. Call	A–	3,924,655

5,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/29	5/24 at 100.00	A–	5,335,900

120	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/19	No Opt. Call	A–	131,779

	Illinois State, General Obligation Bonds, Refunding Series 2012:
1,000	5.000%, 8/01/23 – AGM Insured	No Opt. Call	AA	1,141,490
5,000	5.000%, 8/01/24	8/22 at 100.00	A–	5,503,100

5,000	Illinois State, General Obligation Bonds, Series 2013A, 5.000%, 4/01/24 – AGM Insured	No Opt. Call	AA	5,626,050

380	Illinois State, General Obligation Bonds, Series 2013, 4.000%, 7/01/18	No Opt. Call	A–	403,340

2,092	Minooka, Illinois, Special Assessment Bonds, Refunding Improvement Series 2014, 5.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	2,349,211

9,010	Plano, Illinois, Special Tax Bonds, Special Service Area 3 & 4 Lakewood Springs Project, Refunding Series 2015, 4.000%, 3/01/35	3/25 at 100.00	N/R	8,997,386

3,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	3,537,210

3,000	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	3,187,290

	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015:
500	5.000%, 10/01/23	No Opt. Call	BBB+	577,120
500	5.000%, 10/01/24	No Opt. Call	BBB+	577,850

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
1,375	5.250%, 11/01/17	No Opt. Call	BB+	1,472,928
1,510	5.750%, 11/01/19	No Opt. Call	BB+	1,708,490

2,710	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	7/15 at 100.00	N/R	2,711,220

1,055	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 4.000%, 3/01/20	No Opt. Call	N/R	1,058,397
146,208	Total Illinois			157,879,575

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 1.0%

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
$1,505	6.000%, 11/15/22	No Opt. Call	N/R	$1,672,988
1,550	7.000%, 11/15/27	No Opt. Call	N/R	1,758,351

250	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	264,403

1,380	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB–	1,476,269

1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB–	1,069,760

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A:
330	6.000%, 10/01/21	10/19 at 100.00	BB–	336,300
1,500	6.625%, 10/01/29	10/19 at 100.00	BB–	1,515,240

6,140	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB–	6,736,869

1,550	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB–	1,731,955

1,225	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	BBB+	1,313,935

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
250	5.000%, 10/01/22	No Opt. Call	BBB+	288,558
325	5.000%, 10/01/23	No Opt. Call	BBB+	376,639
300	5.000%, 10/01/24	10/23 at 100.00	BBB+	344,220
1,400	5.000%, 10/01/29	10/23 at 100.00	BBB+	1,531,124

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Methodist Hopsitals, Inc., Refunding Series 2014A, 5.000%, 9/15/26	9/24 at 100.00	BBB	1,154,010

1,175	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A, 5.000%, 5/01/29	No Opt. Call	A+	1,314,167

500	Indiana Finance Authority, Revenue Bonds, Marquette Project, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	526,370

	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
1,405	5.250%, 9/01/26 (Alternative Minimum Tax)	9/24 at 100.00	BBB	1,630,278
1,250	5.250%, 9/01/27 (Alternative Minimum Tax)	9/24 at 100.00	BBB	1,439,538

730	Monroe County, Indiana, Multifamily Housing Revenue Bonds, Canterbury Hous Apartments Project, Series 2001B, Pass through Certificates Series 2002-1, 5.900%, 11/01/34 (Mandatory put 11/01/22)	7/15 at 100.00	Baa1	733,657

2,600	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	3,002,428
27,365	Total Indiana			30,217,059

	Iowa – 2.9%

1,000	Coralville, Iowa, Urban Renewal Revenue Bonds, Refunding Series 2007C, 5.000%, 6/01/18	6/17 at 100.00	Ba1	1,005,660

1,000	Iowa Finance Authority, Health Facilities Revenue Bonds, Mercy Medical Center Project, Series 2012, 5.000%, 8/15/26	No Opt. Call	A	1,137,190

4,800	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	4,931,664

Nuveen Investments	147

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
$33,370	5.000%, 12/01/19	No Opt. Call	BB–	$36,119,688
23,430	5.500%, 12/01/22	12/18 at 100.00	BB–	25,040,578
12,990	5.250%, 12/01/25	12/23 at 100.00	BB–	14,540,227

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010:
550	5.000%, 9/01/15	No Opt. Call	BB	554,620
745	5.000%, 9/01/16	No Opt. Call	BB	768,304
730	5.000%, 9/01/17	No Opt. Call	BB	764,201

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
125	3.000%, 9/01/16	No Opt. Call	BB	125,568
60	4.000%, 9/01/17	No Opt. Call	BB	61,397
78,800	Total Iowa			85,049,097

	Kansas – 0.5%

	Kansas Power Pool, Electric Utility Revenue Bonds, Clay Center Projects, Series 2013A:
100	3.000%, 12/01/18	No Opt. Call	Baa1	103,197
310	4.000%, 12/01/20	No Opt. Call	Baa1	333,371

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
3,305	5.250%, 5/15/22	5/17 at 100.00	N/R	3,404,117
500	5.375%, 5/15/27	5/17 at 100.00	N/R	511,815

3,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007A, 5.000%, 5/15/24	5/17 at 100.00	N/R	3,053,490

	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B:
40	5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	40,553
4,325	5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	4,329,498

25	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.200%, 4/01/20	No Opt. Call	BBB	27,768

500	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.000%, 5/15/29	5/19 at 100.00	N/R	512,660

1,000	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, TEMPS 50 Series 2014IV-B-2, 3.375%, 11/15/20	5/15 at 100.00	N/R	1,000,220

145	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 4.750%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	166,389
13,250	Total Kansas			13,483,078

	Kentucky – 0.1%

2,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26	No Opt. Call	A	2,286,660

	Louisiana – 0.7%

1,250	Beauregard Parish, Louisiana, Revenue Bonds, Boise Cascade Corporation Project, Series 2002, 6.800%, 2/01/27	7/15 at 100.00	B3	1,255,175

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
$1,850	6.250%, 7/01/26	No Opt. Call	BB	$1,937,727
1,100	6.250%, 7/01/31	7/21 at 100.00	BB	1,289,112

500	Louisiana Local Government Enrvironmental Facilities and Community Development Authority, Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%, 1/01/28 – AGM Insured	1/19 at 100.00	AA	563,735

1,225	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	1,359,432

2,500	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	2,848,900

150	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2006A, 5.000%, 7/01/21 – CIFG Insured	7/16 at 100.00	N/R	152,652

135	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 5.000%, 7/01/19	No Opt. Call	A+	152,477

1,740	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 6.625%, 12/15/23	No Opt. Call	N/R	1,899,593

200	Louisiana Public Facilities Authority, Revenue Bonds, The Oaks of Alexandria, L.L.C. – Louisiana State University at Alexandria Student Housing Project, Series 2006, 4.000%, 10/01/17 – NPFG Insured	10/16 at 100.00	AA–	207,624

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
450	5.000%, 6/01/22	No Opt. Call	A	526,406
500	5.000%, 6/01/24	No Opt. Call	A	587,805
500	5.000%, 6/01/25	6/24 at 100.00	A	578,005
500	5.000%, 6/01/26	6/24 at 100.00	A	572,870

	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014:
2,260	5.000%, 12/01/25	12/24 at 100.00	BBB+	2,653,963
835	5.000%, 12/01/26	12/24 at 100.00	BBB+	969,176
1,050	5.000%, 12/01/28	12/24 at 100.00	BBB+	1,191,551

1,250	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.000%, 11/15/24	No Opt. Call	N/R	1,335,025
17,995	Total Louisiana			20,081,228

	Maine – 0.5%

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
400	5.000%, 7/01/22	No Opt. Call	Baa1	465,260
1,540	5.000%, 7/01/25	7/23 at 100.00	Baa1	1,756,863
1,000	5.000%, 7/01/26	7/23 at 100.00	Baa1	1,126,180
1,000	5.000%, 7/01/27	7/23 at 100.00	Baa1	1,110,620

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
165	5.000%, 7/01/19	No Opt. Call	BBB–	181,266
100	5.250%, 7/01/21	No Opt. Call	BBB–	111,213
545	6.000%, 7/01/26	No Opt. Call	BBB–	616,433

8,550	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	7/15 at 100.00	B3	8,585,397
13,300	Total Maine			13,953,232

Nuveen Investments	149

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.3%

$700	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014, 4.200%, 7/01/24	No Opt. Call	N/R	$714,539

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
375	5.250%, 9/01/21 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	389,261
100	5.250%, 9/01/23 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	103,160

2,115	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/27	4/17 at 100.00	N/R	2,122,931

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
2,360	5.000%, 12/01/16 (6)	No Opt. Call	N/R	1,285,988
5,000	5.000%, 12/01/31 (6)	12/16 at 100.00	N/R	2,724,550

	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore Project, Refunding Series 2015:
790	4.000%, 7/01/22	No Opt. Call	BBB–	848,428
600	4.000%, 7/01/24	No Opt. Call	BBB–	634,074
625	5.000%, 7/01/26	7/25 at 100.00	BBB–	705,750
12,665	Total Maryland			9,528,681

	Massachusetts – 1.2%

750	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/27 – ACA Insured	1/17 at 100.00	N/R	761,108

	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,015	4.250%, 1/01/21	No Opt. Call	BBB–	1,094,109
1,040	4.500%, 1/01/22	No Opt. Call	BBB–	1,137,906
1,080	4.700%, 1/01/23	No Opt. Call	BBB–	1,197,493

	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014:
1,400	5.000%, 7/01/21	No Opt. Call	BBB–	1,563,380
1,000	5.000%, 7/01/24	No Opt. Call	BBB–	1,118,610

	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F:
100	5.000%, 7/15/19	No Opt. Call	BBB–	109,336
300	5.000%, 7/15/21	No Opt. Call	BBB–	330,693
335	5.000%, 7/15/22	No Opt. Call	BBB–	367,991
325	5.000%, 7/15/23	No Opt. Call	BBB–	356,993
315	5.000%, 7/15/24	7/23 at 100.00	BBB–	341,933

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2013:
2,365	4.375%, 7/01/23 (Alternative Minimum Tax)	7/22 at 100.00	AA	2,501,413
7,000	5.250%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	7,691,740

125	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	AA	142,135

1,600	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/26 (Alternative Minimum Tax)	1/25 at 100.00	AA	1,784,240

200	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Simmons College Issue, Series 2007H, 5.250%, 10/01/21 – SYNCORA GTY Insured	No Opt. Call	BBB+	226,844

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	AA	$504,155

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Jordan Hospital, Series 1998D:
600	5.250%, 10/01/23	7/15 at 100.00	B+	600,846
50	5.375%, 10/01/28	7/15 at 100.00	B+	50,062

2,485	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB+	2,499,264

715	Massachusetts Industrial Finance Agency, Revenue Bonds, Dexter School, Series 2007, 5.000%, 5/01/20	5/17 at 100.00	BBB+	759,502

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
610	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	611,488
1,295	5.000%, 1/01/21 – AMBAC Insured	7/15 at 100.00	N/R	1,298,160
210	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	210,512
8,135	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	8,154,849
33,550	Total Massachusetts			35,414,762

	Michigan – 3.1%

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A:
725	4.750%, 7/01/18 – NPFG Insured	7/15 at 100.00	AA–	725,000
1,100	4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AA–	1,078,638

39	Detroit, Michigan, General Obligation Bonds, Series 1999A, 5.000%, 4/01/17 – AGM Insured	7/15 at 100.00	AA	38,834

	Detroit, Michigan, General Obligation Bonds, Series 2001A-1:
155	5.375%, 4/01/18 – NPFG Insured	10/15 at 100.00	A3	155,112
775	5.000%, 4/01/19	10/15 at 100.00	A3	775,070
775	5.000%, 4/01/20	10/15 at 100.00	A3	775,000

78	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/17 – SYNCORA GTY Insured	7/15 at 100.00	N/R	77,630

115	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Second Lien Series 2005B, 5.000%, 7/01/15 – NPFG Insured	No Opt. Call	AA–	115,879

240	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	7/15 at 100.00	AA–	240,806

350	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2001C, 5.750%, 7/01/21 – BHAC Insured	No Opt. Call	AA+	393,894

1,000	Genesee County Industrial Development Agency, Michigan, Civic Facility Revenue Bonds, United Memorial Medical Center Project, Series 2007, 5.000%, 12/01/32	7/15 at 100.00	N/R	1,000,680

211	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-1A, 5.000%, 4/01/17 – AGM Insured	7/15 at 100.00	AA	211,706

	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-2A:
845	5.375%, 4/01/18 – NPFG Insured	10/15 at 100.00	A–	845,608
4,225	5.000%, 4/01/19	10/15 at 100.00	A–	4,225,380
4,225	5.000%, 4/01/20	10/15 at 100.00	A–	4,225,000

423	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-4A, 5.250%, 4/01/17 – SYNCORA GTY Insured	7/15 at 100.00	A–	423,548

Nuveen Investments	151

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3:
$5,000	5.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	$5,789,100
5,000	5.000%, 7/01/23 – AGM Insured (5)	No Opt. Call	AA	5,796,250
5,000	5.000%, 7/01/24 – AGM Insured (5)	No Opt. Call	AA	5,820,250

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
2,000	5.000%, 7/01/22 – NPFG Insured	No Opt. Call	AA–	2,287,480
1,200	5.000%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	1,376,004
2,895	5.000%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	3,329,771

425	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB	435,578

1,655	Michigan Finance AuthorIty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 7.750%, 7/15/26	7/21 at 100.00	B–	1,571,803

195	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	201,380

500	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	488,685

1,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	967,470

34,030	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	34,569,376

1,750	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC ? Sauk Trail Hills Project, Series 2014, 5.750%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	1,792,193

1,800	Oakland County Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Archdiocese of Detriot, Refunding Series 2011, 6.500%, 12/01/20	No Opt. Call	N/R	1,939,464

2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/23	No Opt. Call	A1	2,978,975

750	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	790,290

2,715	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/22	No Opt. Call	BBB	2,956,119

105	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.000%, 11/01/15	No Opt. Call	BB	105,611

2,035	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	7/15 at 100.00	AA–	2,040,433
85,836	Total Michigan			90,544,017

	Minnesota – 0.7%

1,330	Cloquet, Minnesota, Pollution Control Revenue Bonds, Potlatch Corporation, Refunding Series 1996, 5.900%, 10/01/26	7/15 at 100.00	BB+	1,331,370

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
270	4.000%, 7/01/19	No Opt. Call	BBB–	285,425
300	4.000%, 7/01/20	No Opt. Call	BBB–	318,459

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)
$500	4.000%, 7/01/23	No Opt. Call	BBB–	$519,975
420	4.000%, 7/01/24	No Opt. Call	BBB–	433,419
500	5.000%, 7/01/29	7/24 at 100.00	BBB–	545,355

2,460	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	7/15 at 100.00	N/R	2,467,109

1,880	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen?Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	1,892,916

550	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BB	581,301

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015:
500	4.000%, 3/01/22	No Opt. Call	N/R	518,130
335	4.000%, 3/01/24	3/23 at 100.00	N/R	338,280
325	4.000%, 3/01/27	3/23 at 100.00	N/R	324,682

600	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 4.150%, 9/01/24	No Opt. Call	BB+	613,602

2,285	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen?Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	2,300,698

1,130	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/23	12/21 at 100.00	BBB–	1,257,001

1,000	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.000%, 9/01/27	9/22 at 100.00	BB+	1,040,970

	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A:
1,190	4.000%, 12/01/24	No Opt. Call	BBB–	1,209,897
700	4.500%, 12/01/29	12/24 at 100.00	BBB–	707,042

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
2,205	6.000%, 11/15/25	11/15 at 100.00	BBB–	2,254,326
500	6.000%, 11/15/35	11/15 at 100.00	BBB–	510,770

	Woodbury Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Saint Therese of Woodbury, Series 2014:
240	4.000%, 12/01/22	No Opt. Call	N/R	244,718
200	4.000%, 12/01/23	No Opt. Call	N/R	201,588
400	4.000%, 12/01/24	No Opt. Call	N/R	402,524
19,820	Total Minnesota			20,299,557

	Mississippi – 0.4%

5,240	Lowndes County, Mississippi, Solid Waste Disposal and Pollution Control Refunding Revenue Bonds (Weyerhaeuser Company Project), Series 1992A, 6.800%, 4/01/22	No Opt. Call	BBB	6,615,867

100	Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development Revenue Bonds, Northrop Grumman Ship Systems Inc. Project, Series 2006, 4.550%, 12/01/28	12/16 at 100.00	BB+	100,897

1,695	Mississippi Development Bank, Special Obligation Bonds, Gulfport School District General Obligation Project, Series 2014, 5.000%, 4/01/27 – BAM Insured	4/24 at 100.00	AA	1,958,200

Nuveen Investments	153

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi (continued)

$3,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	A–	$3,464,550

1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, South Central Regional Medical Center, Refunding & Improvement Series 2006, 5.250%, 12/01/21	12/16 at 100.00	BBB	1,044,200
11,035	Total Mississippi			13,183,714

	Missouri – 0.5%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
315	5.000%, 6/01/17	No Opt. Call	B	314,247
100	5.000%, 6/01/19	6/17 at 100.00	B	99,996
1,460	5.000%, 6/01/27	6/17 at 100.00	B	1,387,438

	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015:
1,650	5.000%, 2/15/24	No Opt. Call	BBB+	1,904,001
1,800	5.000%, 2/15/26	2/24 at 100.00	BBB+	2,045,952

1,000	Kansas City Industrial Development Authority, Missouri, Health Care Facilities First Mortgage Revenue Bonds, The Bishop Spenser Place, Incorporated, Series 2004A, 6.500%, 1/01/35	7/15 at 100.00	N/R	1,001,520

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
1,125	3.375%, 3/01/20	No Opt. Call	N/R	1,155,769
1,150	3.750%, 3/01/21	No Opt. Call	N/R	1,199,910

500	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	509,540

380	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	7/15 at 100.00	N/R	380,065

	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A:
660	4.000%, 5/01/20	No Opt. Call	N/R	671,695
1,135	5.000%, 5/01/24	5/23 at 100.00	N/R	1,197,198

1,150	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.250%, 6/15/25	6/15 at 103.00	N/R	1,153,864

665	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/22 – NPFG Insured	12/16 at 100.00	AA–	706,609

440	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	7/15 at 100.00	N/R	440,616
13,530	Total Missouri			14,168,420

	Nebraska – 0.1%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
160	5.250%, 12/01/18	No Opt. Call	A	180,510
150	5.250%, 12/01/19	No Opt. Call	A	170,694
790	5.250%, 12/01/21	No Opt. Call	A	909,756

875	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA–	964,119

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$1,000	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/26	5/24 at 100.00	BBB+	$1,146,190
2,975	Total Nebraska			3,371,269

	Nevada – 1.2%

2,000	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Regional Healthcare Project, Refunding Series 2012, 5.000%, 9/01/27	No Opt. Call	BBB+	2,205,440

	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 142 Mountain’s Edge, Refunding 2012:
885	5.000%, 8/01/21	No Opt. Call	BBB–	958,986
1,700	4.000%, 8/01/22	No Opt. Call	BBB–	1,739,525
2,385	4.000%, 8/01/23	No Opt. Call	BBB–	2,407,681

1,500	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	1,670,700

1,900	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015, 4.000%, 12/15/25	No Opt. Call	BB	1,890,177

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-12, Lake Las Vegas NorthShore, Refunding Series 2013:
640	3.000%, 8/01/15	No Opt. Call	N/R	642,349
1,665	4.000%, 8/01/16	No Opt. Call	N/R	1,712,869
1,730	4.000%, 8/01/17	No Opt. Call	N/R	1,808,940
1,795	4.000%, 8/01/18	No Opt. Call	N/R	1,894,802

85	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-13 Cornerstone, Refunding Series 2013, 4.000%, 3/01/17	No Opt. Call	N/R	86,046

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18, Inspirada Series 2006:
1,000	5.125%, 9/01/19	9/15 at 100.00	N/R	984,120
1,000	5.150%, 9/01/20	9/15 at 100.00	N/R	957,240
100	5.150%, 9/01/21	9/15 at 100.00	N/R	91,760

300	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 6.500%, 6/15/17	No Opt. Call	BBB	321,834

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
900	4.000%, 6/01/18	No Opt. Call	N/R	947,286
615	4.000%, 6/01/19	No Opt. Call	N/R	650,695
500	4.000%, 6/01/21	No Opt. Call	N/R	517,520
650	5.000%, 6/01/23	No Opt. Call	N/R	698,029
600	5.000%, 6/01/24	No Opt. Call	N/R	639,318
500	5.000%, 6/01/25	6/24 at 100.00	N/R	524,650

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
555	4.000%, 6/01/18	No Opt. Call	N/R	571,922
700	4.000%, 6/01/19	No Opt. Call	N/R	722,722
510	4.000%, 6/01/20	No Opt. Call	N/R	525,489

2,520	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/27 – NPFG Insured	5/16 at 100.00	AA–	2,546,485

535	North Las Vegas, Nevada, General Obligation Bonds, Water and Sewer Series 2005B, 4.000%, 8/01/16 – AMBAC Insured	8/15 at 100.00	BB–	535,942

Nuveen Investments	155

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$6,260	North Las Vegas, Nevada, Local Improvement Bonds, Aliante Special Improvement District 60, Refunding Series 2006A, 4.625%, 12/01/22 – AMBAC Insured	6/16 at 100.00	BBB+	$6,351,271

300	Overton Power District 5, Nevada, Special Obligation Revenue Bonds, Series 2008, 8.000%, 12/01/38	12/18 at 100.00	Baa1	352,647

100	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.500%, 6/15/20	6/18 at 100.00	B1	108,398
33,930	Total Nevada			35,064,843

	New Hampshire – 0.1%

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
180	0.000%, 1/01/17 – ACA Insured	No Opt. Call	AA	166,378
900	0.000%, 1/01/19 – ACA Insured	No Opt. Call	Caa1	736,605

310	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	346,069

1,180	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.000%, 4/01/29 (Mandatory put 10/01/19) (Alternative Minimum Tax)	No Opt. Call	B1	1,190,927
2,570	Total New Hampshire			2,439,979

	New Jersey – 4.9%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
1,780	5.000%, 2/15/26	No Opt. Call	BBB+	2,029,075
2,900	5.000%, 2/15/27	No Opt. Call	BBB+	3,275,202

	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004:
1,860	5.250%, 1/01/18 – AMBAC Insured	7/15 at 100.00	BBB–	1,903,487
640	5.250%, 1/01/19 – AMBAC Insured	7/15 at 100.00	BBB–	654,963

	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A:
200	5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	200,702
4,405	5.250%, 6/01/21 – NPFG Insured	6/15 at 100.00	AA–	4,419,933

3,960	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	4,468,979

335	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A, 4.750%, 8/01/24	No Opt. Call	BB	346,129

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
240	2.875%, 1/01/17	No Opt. Call	N/R	240,130
400	3.250%, 1/01/18	No Opt. Call	N/R	402,180
500	3.625%, 1/01/19	No Opt. Call	N/R	506,635
1,000	4.375%, 1/01/24	No Opt. Call	N/R	1,029,230

1,120	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	1,295,650

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A:
$575	5.000%, 1/01/24	No Opt. Call	BBB–	$649,727
650	5.000%, 1/01/25	No Opt. Call	BBB–	735,690

1,315	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 4.000%, 7/01/22	No Opt. Call	BBB–	1,385,353

	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A:
780	4.000%, 7/01/20	No Opt. Call	BBB–	824,164
2,460	4.000%, 7/01/24	No Opt. Call	BBB–	2,552,767

4,345	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/26	7/25 at 100.00	BBB–	4,781,195

500	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	561,265

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 1151:
250	2.003%, 9/01/25 (IF) (5)	3/25 at 100.00	A–	224,800
1,000	3.191%, 9/01/27 (IF) (5)	3/23 at 100.00	A–	944,440

100	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A, 5.125%, 10/01/24	No Opt. Call	BB–	103,086

4,490	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	B+	4,910,264

530	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	7/15 at 100.00	B+	531,638

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,875	4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	B+	1,979,831
7,720	5.125%, 9/15/23 (Alternative Minimum Tax)	9/15 at 100.00	B+	8,520,564

150	New Jersey Economic Development Authority, Transportation Sublease Revenue Bonds, Light Rail Transit System, Refunding Series 2008A, 5.000%, 5/01/19	No Opt. Call	A–	165,384

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,335	5.000%, 7/01/20	No Opt. Call	BB+	4,735,207
525	5.000%, 7/01/21	No Opt. Call	BB+	575,348
6,750	6.000%, 7/01/26	7/21 at 100.00	BB+	7,555,545

	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A:
1,000	5.000%, 7/01/22	No Opt. Call	A–	1,171,740
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,161,010

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008:
145	5.750%, 7/01/15	No Opt. Call	BBB–	146,089
2,555	6.000%, 7/01/18	No Opt. Call	BBB–	2,738,398

10,070	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Series 2007A, 5.250%, 7/01/23	7/17 at 100.00	BBB	10,731,297

Nuveen Investments	157

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1, 3.500%, 12/01/24 (Alternative Minimum Tax)	12/23 at 100.00	AA	$2,007,960

10,150	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	11,524,919

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
12,981	4.500%, 6/01/23	6/17 at 100.00	BB	13,006,183
26,415	4.625%, 6/01/26	6/17 at 100.00	B+	25,513,192
15,000	5.000%, 6/01/29	6/17 at 100.00	B	12,893,850
139,006	Total New Jersey			143,403,201

	New Mexico – 0.3%

1,900	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	1,900,817

2,355	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010A, 5.200%, 6/01/40 (Mandatory put 6/01/20)	No Opt. Call	BBB	2,640,120

605	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 5.750%, 10/01/23	No Opt. Call	N/R	656,377

2,335	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, FHA/HFA Risk Sharing Program: Sandpiper Apartments Project, Series 2002A, 6.050%, 7/01/28 (Alternative Minimum Tax)	No Opt. Call	AA–	2,408,646

1,325	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 5.750%, 10/01/23	No Opt. Call	N/R	1,411,735
8,520	Total New Mexico			9,017,695

	New York – 5.8%

	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015:
565	5.000%, 7/01/24	No Opt. Call	BBB+	663,146
450	5.000%, 7/01/26	7/25 at 100.00	BBB+	520,254
180	5.000%, 7/01/28	7/25 at 100.00	BBB+	202,271

85	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B	87,718

	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
485	4.000%, 4/01/19	No Opt. Call	BBB–	507,800
525	4.000%, 4/01/21	No Opt. Call	BBB–	549,560
545	4.000%, 4/01/22	No Opt. Call	BBB–	568,391

	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014:
2,895	3.750%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	N/R	3,000,639
3,000	4.500%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	3,227,580

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
200	4.000%, 5/01/22	No Opt. Call	BB+	213,578

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)
$730	5.000%, 5/01/23	No Opt. Call	BB+	$830,740
3,250	5.000%, 5/01/24	No Opt. Call	BB+	3,683,680
2,895	5.000%, 5/01/26	No Opt. Call	BB+	3,237,797
1,000	5.000%, 5/01/27	No Opt. Call	BB+	1,113,950

8,250	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21	12/18 at 100.00	Ba1	9,406,898

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2015:
800	5.000%, 12/01/25 (WI/DD, Settling 5/13/15)	6/25 at 100.00	Ba1	886,608
300	5.000%, 12/01/26 (WI/DD, Settling 5/13/15)	6/25 at 100.00	Ba1	328,257
1,200	5.000%, 12/01/28 (WI/DD, Settling 5/13/15)	6/25 at 100.00	Ba1	1,288,200

1,695	Green Island Power Authority, New York, Power System Revenue Bonds, Subordinante Series 2000, 6.000%, 12/15/25 (Alternative Minimum Tax)	12/15 at 100.00	Ba1	1,700,916

3,500	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	3,979,115

555	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Refunding Series 2013B, 4.000%, 12/01/20	No Opt. Call	A–	608,757

800	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 4.000%, 12/01/23	12/22 at 100.00	A–	869,312

400	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B, 5.000%, 7/01/29	No Opt. Call	BBB+	451,212

1,715	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/26	7/24 at 100.00	BBB+	1,982,197

5,520	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/16 at 100.00	B	5,511,002

	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
500	5.000%, 7/01/24 (WI/DD, Settling 5/06/15)	No Opt. Call	BBB	577,680
335	5.000%, 7/01/26 (WI/DD, Settling 5/06/15)	7/25 at 100.00	BBB	384,161
210	5.000%, 7/01/27 (WI/DD, Settling 5/06/15)	7/25 at 100.00	BBB	238,388
375	5.000%, 7/01/28 (WI/DD, Settling 5/06/15)	7/25 at 100.00	BBB	421,571

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
915	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	959,698
10,150	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	10,990,928
2,060	8.000%, 8/01/28	8/16 at 101.00	N/R	2,240,229
4,100	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	4,447,229

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A:
215	5.000%, 12/01/16	No Opt. Call	BB	222,996
500	5.000%, 12/01/21	12/16 at 100.00	BB	526,175
4,525	5.000%, 12/01/28	12/16 at 100.00	BB	4,687,583

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B:
785	5.000%, 12/01/21	12/16 at 100.00	BB	826,095
1,480	5.000%, 12/01/28	12/16 at 100.00	BB	1,533,176
1,510	5.000%, 12/01/31	12/16 at 100.00	BB	1,554,983

Nuveen Investments	159

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$2,075	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$2,086,890

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
170	5.000%, 1/01/19 – AMBAC Insured	1/17 at 100.00	BB+	180,351
75	5.000%, 1/01/20 – AMBAC Insured	1/17 at 100.00	BB+	79,285
175	5.000%, 1/01/21 – AMBAC Insured	1/17 at 100.00	BB+	184,403
635	5.000%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	666,642
195	5.000%, 1/01/23 – AMBAC Insured	1/17 at 100.00	BB+	204,093
1,000	5.000%, 1/01/26 – AMBAC Insured	1/17 at 100.00	BB+	1,039,260
275	4.300%, 1/01/26 – AMBAC Insured	1/17 at 100.00	BB+	277,481

395	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/15 at 100.00	BB	395,857

250	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	7/15 at 100.00	BB	251,560

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
1,945	5.000%, 5/15/20 (Pre-refunded 6/15/15) (Alternative Minimum Tax)	6/15 at 100.00	B (4)	1,945,934
1,350	5.125%, 5/15/30 (Pre-refunded 6/15/15) (Alternative Minimum Tax)	6/15 at 100.00	B (4)	1,350,392

2,165	New York City, Industrial Development Agency, Senior Airport Facilities Revenue Refunding Bonds, TrIPs Obligated Group, Series 2012A, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	2,413,542

31,750	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34	11/24 at 100.00	N/R	34,687,828

5,250	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2014, 0.000%, 12/01/44 (Alternative Minimum Tax)	No Opt. Call	B+	5,256,248

	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph?s Hospital Health Center Project, Series 2014A:
1,000	5.000%, 7/01/19	No Opt. Call	BB	1,092,770
1,250	4.625%, 7/01/22	7/19 at 100.00	BB	1,339,400

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
745	5.000%, 12/01/20	No Opt. Call	BBB	854,075
1,000	6.500%, 12/01/28	12/15 at 100.00	BBB	1,032,980

75	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	AA–	75,418

185	Rockland County, New York, General Obligation Bonds, Various Purpose Series 2010B, 2.000%, 9/01/15	No Opt. Call	Baa2	185,681

	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A:
2,705	5.250%, 12/01/16	No Opt. Call	N/R	2,824,642
8,600	5.000%, 12/01/23	6/17 at 100.00	N/R	8,953,976

6,065	Suffolk County Industrial Development Agency, New York, Continuing Care Retirement Community Revenue Bonds, Jefferson’s Ferry Project, Series 2006, 5.000%, 11/01/28	11/16 at 100.00	BBB–	6,230,817

100	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 5.000%, 6/01/18	No Opt. Call	BBB+	101,163

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,400	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008B, 5.375%, 6/01/28	6/18 at 100.00	BBB–	$1,388,898

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
210	4.750%, 6/01/22	6/16 at 100.00	BBB–	211,539
18,780	5.000%, 6/01/26	6/16 at 100.00	BB–	18,876,341
159,020	Total New York			169,217,936

	North Carolina – 0.2%

2,450	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/16 at 100.00	N/R	2,368,538

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006, 5.400%, 10/01/27	10/16 at 100.00	N/R	1,034,350

	Northern Hospital District Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008:
1,085	5.500%, 10/01/21	4/18 at 100.00	BBB	1,176,227
500	6.250%, 10/01/38	4/18 at 100.00	BBB	541,080
5,035	Total North Carolina			5,120,195

	North Dakota – 0.2%

490	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/22 (ETM)	No Opt. Call	N/R (4)	590,269

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
500	5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	598,680
165	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	197,564
1,200	5.000%, 7/01/24 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	1,436,832
1,070	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	1,281,175
1,460	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	1,748,146
4,885	Total North Dakota			5,852,666

	Ohio – 4.9%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
10,590	5.375%, 6/01/24	6/17 at 100.00	B–	9,310,199
39,000	5.125%, 6/01/24	6/17 at 100.00	B–	33,272,460

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,320	5.000%, 12/01/24	12/22 at 100.00	N/R	2,344,128
2,170	5.750%, 12/01/34	12/22 at 100.00	N/R	2,191,765

2,550	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/22	11/20 at 100.00	A–	2,963,279

	Dayton City School District, Montgomery County, Ohio, General Obligation Bonds, Refunding School Facilities Construction & Improvement Series 2014:
910	5.000%, 11/01/29	No Opt. Call	Aa2	1,101,227
990	5.000%, 11/01/30	No Opt. Call	Aa2	1,196,989

	Franklin County, Ohio Health Care Facilities Revenue Bonds, Friendship Village of Dublin, Ohio, Inc., Refunding &Improvement, Series 2014:
150	5.000%, 11/15/23	No Opt. Call	A–	173,145
205	5.000%, 11/15/24	No Opt. Call	A–	237,050
200	5.000%, 11/15/25	11/24 at 100.00	A–	229,466
500	5.000%, 11/15/26	11/24 at 100.00	A–	567,500

Nuveen Investments	161

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$5,000	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/27	1/17 at 100.00	BBB	$5,157,750

	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012:
1,650	5.000%, 6/01/21	No Opt. Call	A3	1,912,664
5,000	5.250%, 6/01/26	No Opt. Call	A3	5,794,800

560	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A, 5.000%, 12/01/22	12/16 at 100.00	N/R	568,075

2,425	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 5.375%, 12/01/23	6/23 at 100.00	N/R	2,585,293

270	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.000%, 4/01/20	No Opt. Call	BBB–	292,321

2,590	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.250%, 5/01/29	11/23 at 100.00	A+	2,997,329

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
100	5.000%, 2/15/19	No Opt. Call	BB+	107,708
2,445	5.000%, 2/15/20	No Opt. Call	BB+	2,662,629
1,000	5.000%, 2/15/21	No Opt. Call	BB+	1,093,870
2,250	5.000%, 2/15/27	2/23 at 100.00	BB+	2,396,115

2,000	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	Baa1	2,221,540

10,930	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	11,436,606

400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Corp. Project, Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20)	No Opt. Call	BBB–	416,944

3,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, FirstEnergy Generation Corp. Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	BBB–	3,460,110

8,780	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	9,862,311

2,135	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	2,215,981

	Ohio State Treasurer, Tax-Exempt Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth Bypass Project, Series 2015:
1,000	5.000%, 6/30/24 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,151,880
1,820	5.000%, 12/31/25 (Alternative Minimum Tax)	6/25 at 100.00	Baa2	2,085,301
1,000	5.000%, 12/31/26 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	1,157,000

2,000	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	7/15 at 100.00	B–	2,003,080

265	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	7/15 at 100.00	B–	265,496

350	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	No Opt. Call	BB–	401,415

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$9,010	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 0.000%, 12/01/33	No Opt. Call	BBB–	$9,536,725

1,000	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R	1,082,030

500	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A–	561,980

250	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A, 5.625%, 7/01/25	7/24 at 100.00	N/R	259,683

	Southeastern Ohio Port Authority, Hosptial Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015:
300	5.000%, 12/01/23	No Opt. Call	BB	322,287
595	5.000%, 12/01/24	No Opt. Call	BB	638,048
415	5.000%, 12/01/25	12/24 at 100.00	BB	441,299
850	5.500%, 12/01/29	12/24 at 100.00	BB	919,683

1,260	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/15 at 100.00	B–	1,261,890

	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Public Improvement Project, Series 2003:
8,590	5.250%, 12/01/23	7/15 at 100.00	BB	8,687,411
125	5.375%, 12/01/35	12/15 at 100.00	BB	125,591

	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo, L.L.C. – The University of Toledo Project, Series 2014A:
1,485	5.000%, 7/01/24	No Opt. Call	BBB–	1,659,903
2,250	5.000%, 7/01/29	7/24 at 100.00	BBB–	2,446,830
143,185	Total Ohio			143,776,786

	Oklahoma – 0.4%

2,950	Arbuckle Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2008, 7.250%, 1/01/38	1/18 at 102.00	N/R	3,222,816

2,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001A, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	2,725,250

5,375	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	5,859,288
10,825	Total Oklahoma			11,807,354

	Oregon – 0.2%

1,000	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2015A, 5.000%, 5/01/25	No Opt. Call	BBB	1,155,230

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
650	5.000%, 10/01/19	No Opt. Call	N/R	709,605
500	5.000%, 10/01/24	No Opt. Call	N/R	556,755

840	Oregon State Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 4.000%, 10/01/21	No Opt. Call	BBB–	881,227

2,000	Oregon State Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2010A, 5.000%, 10/01/23	10/20 at 100.00	BBB+	2,237,640

Nuveen Investments	163

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$1,150	Oregon State Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 6.875%, 11/01/27	11/21 at 100.00	N/R	$1,215,090

405	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	406,170

115	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Refunding Series 2006B, 5.000%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	116,084
6,660	Total Oregon			7,277,801

	Pennsylvania – 6.8%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
690	6.500%, 5/01/17	No Opt. Call	BB–	739,873
3,365	6.750%, 11/01/24	11/19 at 100.00	BB–	3,819,039
45	6.875%, 5/01/30	11/19 at 100.00	BB–	51,453

2,200	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	2,214,652

400	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	438,960

290	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A, 5.000%, 11/15/17 (ETM)	No Opt. Call	N/R (4)	307,655

950	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 5.250%, 7/15/23	No Opt. Call	BB+	1,001,053

2,365	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB–	2,468,469

7,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	7,089,320

2,800	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/30	No Opt. Call	Baa2	3,035,340

2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 0.000%, 4/01/41	No Opt. Call	BBB–	2,072,920

20,050	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	BBB–	20,741,525

1,070	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	1,086,863

250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company Project, Series 1999B, 4.750%, 8/01/20 (Mandatory put 5/01/18)	No Opt. Call	A1	268,630

190	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 4.875%, 3/15/27	3/17 at 100.00	BBB–	191,854

1,500	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, U.S. Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	No Opt. Call	BB–	1,756,110

164	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A:
$600	5.000%, 7/01/25	No Opt. Call	A–	$699,342
500	5.000%, 7/01/26	7/25 at 100.00	A–	578,060
490	5.000%, 7/01/27	7/25 at 100.00	A–	557,140

2,890	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	B–	2,881,128

1,975	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2012A, 5.000%, 10/15/22	No Opt. Call	BBB–	2,117,022

1,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 3.750%, 10/01/24	No Opt. Call	BBB–	1,012,010

1,000	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	Baa3	1,070,720

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
1,095	5.000%, 5/01/22	No Opt. Call	Baa3	1,249,395
655	5.000%, 5/01/23	No Opt. Call	Baa3	745,888
500	5.000%, 5/01/24	No Opt. Call	Baa3	571,305

13,450	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Keystone Obligatyed Group, Series 2006A, 5.000%, 12/15/26	12/16 at 100.00	BB	13,845,027

2,445	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/26	No Opt. Call	BBB	2,783,095

7,620	Delaware Valley Regional Finance Authority, Bucks, Chester, Delaware and Montgomery Counties, Pennsylvania, Local Government Revenue Bonds, Series 2007C, 0.808%, 6/01/27	No Opt. Call	A+	6,872,935

150	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AA	166,017

515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	BBB	574,307

270	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	289,405

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014:
790	5.000%, 7/01/20	No Opt. Call	BBB–	879,697
870	5.000%, 7/01/22	No Opt. Call	BBB–	977,793
405	5.000%, 7/01/24	No Opt. Call	BBB–	454,730
1,000	5.000%, 7/01/29	No Opt. Call	BBB–	1,089,090

2,455	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/25 (WI/DD, Settling 5/05/15)	No Opt. Call	BBB–	2,752,080

100	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Bonds, Series 2002A, 5.000%, 7/15/24 – AGM Insured	7/15 at 100.00	AA	100,221

1,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/18 – AGM Insured	7/15 at 100.00	AA	1,003,390

1,500	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/29	5/25 at 100.00	A	1,719,180

Nuveen Investments	165

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
$1,000	5.000%, 5/01/20	No Opt. Call	BBB	$1,072,820
1,000	5.000%, 5/01/22	No Opt. Call	BBB	1,067,600

1,065	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 6.000%, 11/15/35	7/15 at 100.00	B+	1,065,607

1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/15 – FGIC Insured	No Opt. Call	AA–	1,026,750

3,120	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	3,258,278

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Holy Redeemer Health System Inc., Refunding Series 2014A:
1,165	5.000%, 10/01/24	No Opt. Call	BBB+	1,318,640
1,200	5.000%, 10/01/25	10/24 at 100.00	BBB+	1,341,552
2,000	5.000%, 10/01/26	10/24 at 100.00	BBB+	2,213,940

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Mortgage Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2008, 7.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	N/R (4)	1,163,970

6,050	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/15 at 100.00	B–	6,050,182

4,100	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	Baa2	4,764,323

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
3,600	5.000%, 12/31/24 (Alternative Minimum Tax)	No Opt. Call	BBB	4,177,188
3,250	5.000%, 6/30/25 (Alternative Minimum Tax)	No Opt. Call	BBB	3,778,808
7,120	5.000%, 12/31/25 (Alternative Minimum Tax)	No Opt. Call	BBB	8,298,146
3,415	5.000%, 12/31/26 (Alternative Minimum Tax)	6/26 at 100.00	BBB	3,936,163

1,000	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010A, 7.500%, 5/01/20	No Opt. Call	B	1,165,400

175	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 5.000%, 11/01/19	No Opt. Call	Baa3	191,679

1,525	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc. Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB	1,528,233

3,320	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 6.375%, 1/01/23	No Opt. Call	N/R	3,569,266

55	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/17 – AGM Insured	No Opt. Call	AA	60,150

70	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Nineth Series, 2010, 5.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	79,544

1,840	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007A, 5.500%, 7/01/30	7/17 at 100.00	BB+	1,889,367

166	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B:
$6,530	5.000%, 7/01/17	No Opt. Call	BB+	$7,014,461
7,440	5.500%, 7/01/26	7/17 at 100.00	BB+	7,785,960

25,475	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	No Opt. Call	BB+	27,250,098

100	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008F, 5.000%, 9/01/17 – BHAC Insured	No Opt. Call	AA+	108,837

180	Reading, Berks County, Pennsylvania, General Obligation Bonds, Refunding Series 2011A, 5.250%, 11/15/19 – AGM Insured	No Opt. Call	A2	202,486

150	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 4.250%, 9/15/18 – FGIC Insured	7/15 at 100.00	AA–	147,909

1,000	Scranton, Pennsylvania, General Obligation Bonds, Series 2003B, 4.350%, 9/01/20 – AMBAC Insured	7/15 at 100.00	N/R	956,770

1,000	Scranton, Pennsylvania, General Obligation Bonds, Series 2013A, 7.250%, 9/01/23	No Opt. Call	N/R	1,017,780

500	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (4)	554,585

3,265	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/26 – RAAI Insured	12/15 at 100.00	AA	3,314,824

370	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 5.000%, 12/01/20	No Opt. Call	BBB–	419,998

3,225	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2007F, 0.000%, 11/15/34	11/17 at 100.00	AA	2,849,126

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,239,680
187,745	Total Pennsylvania			199,152,813

	Rhode Island – 0.4%

	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and Municipal Building Projects, Refunding Series 2015A:
1,500	5.000%, 4/01/23	No Opt. Call	Baa2	1,709,220
1,500	5.000%, 4/01/24	No Opt. Call	Baa2	1,707,105
1,910	5.000%, 4/01/25 – AGM Insured	No Opt. Call	AA	2,210,787
1,750	5.000%, 4/01/26 – AGM Insured	4/25 at 100.00	AA	1,996,715
1,110	5.000%, 4/01/27	4/25 at 100.00	Baa2	1,228,160

85	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 5.000%, 5/15/17 – AGC Insured	No Opt. Call	A3	89,777

1,115	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.000%, 9/01/23	No Opt. Call	BBB	1,223,980

110	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2007-55B, 4.550%, 10/01/22 (Alternative Minimum Tax)	10/16 at 100.00	AA+	112,565
9,080	Total Rhode Island			10,278,309

	South Carolina – 0.6%

1,250	Greenwood County, South Carolina, Hospital Faciilties Revenue Bonds, Self Regional Healthcare, Refunding Series 2012B, 5.000%, 10/01/25	No Opt. Call	A+	1,425,450

Nuveen Investments	167

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$6,850	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	$7,379,779

	South Carolina Jobs and Economic Development Authority, Health Facilities Revenue Bonds, The Lutheran Homes of South Carolina Inc., Series 2013:
1,870	5.000%, 5/01/21	No Opt. Call	N/R	2,038,655
1,170	5.000%, 5/01/22	No Opt. Call	N/R	1,272,855
1,000	5.000%, 5/01/23	No Opt. Call	N/R	1,090,790

415	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 4.500%, 8/15/25	2/25 at 100.00	BB	417,590

960	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A, 5.750%, 11/01/23	No Opt. Call	N/R	1,009,373

130	South Carolina Jobs-Economic Authority, Student Housing Revenue Bonds, Coastal Housing Foundation, LLC Project, Series 2009A, 5.500%, 4/01/20 (ETM)	No Opt. Call	N/R (4)	145,674

400	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.250%, 8/01/24	8/23 at 100.00	BBB+	469,764

3,200	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	7/15 at 100.00	BB–	3,208,384
17,245	Total South Carolina			18,458,314

	South Dakota – 0.0%

80	Heartland Consumers Power District, South Dakota, Electric System Revenue Refunding Bonds, Series 1992, 6.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	AA (4)	85,002

160	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 5.000%, 12/01/20	12/19 at 100.00	Baa3	175,666
240	Total South Dakota			260,668

	Tennessee – 1.7%

3,000	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	BBB	3,020,070

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A:
700	5.000%, 10/01/24	No Opt. Call	Baa2	808,836
1,135	5.000%, 10/01/25	10/24 at 100.00	Baa2	1,291,324

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
810	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A	907,338
740	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	843,126

1,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Appalachian Christian Village Project, Refunding Series 2013, 4.000%, 2/15/23	No Opt. Call	BBB–	1,017,390

25,105	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014, 5.250%, 5/01/25	11/24 at 100.00	N/R	25,495,383

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
850	5.250%, 9/01/21	No Opt. Call	A	977,560
445	5.250%, 9/01/24	No Opt. Call	A	524,001
1,585	5.250%, 9/01/26	No Opt. Call	A	1,873,613

168	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$5,456	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	$6,327,651

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
190	5.000%, 2/01/17	No Opt. Call	A	202,019
755	5.000%, 2/01/18	No Opt. Call	A	824,694
925	5.000%, 2/01/20	No Opt. Call	A	1,034,150
1,745	5.000%, 2/01/21	No Opt. Call	A	1,961,415
40	5.000%, 2/01/24	No Opt. Call	A	45,950
190	5.000%, 2/01/25	No Opt. Call	A	217,592
1,750	5.000%, 2/01/27	No Opt. Call	A	2,006,515
46,421	Total Tennessee			49,378,627

	Texas – 9.9%

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
1,500	5.250%, 1/01/19 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	1,572,270
3,000	5.250%, 1/01/24 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	3,094,620

1,000	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013, 4.500%, 11/01/18	No Opt. Call	N/R	1,036,120

255	Bexar County Health Facilities Development Corporation, Texas, Revenue Bonds, Army Retirement Residence Foundation Project, Series 2010, 4.250%, 7/01/15	No Opt. Call	BBB	256,599

480	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007, 5.000%, 7/01/27	7/17 at 100.00	BBB	497,899

95	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Industries Inc., Series 1998D, 4.900%, 10/01/15 – NPFG Insured	No Opt. Call	AA–	96,671

2,535	Brazos River Harbor Navigation District of Brazoria County, Texas, Environmental Facilities Revenue Bonds, The Dow Chemical Company Project, Series 2002-A4, 5.950%, 5/15/33 (Alternative Minimum Tax)	5/18 at 102.00	BBB	2,848,681

3,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Refunding Bonds, Dow Chemical Company Project, Series 2002-B2, 4.950%, 5/15/33	5/17 at 102.00	BBB	3,211,770

2,900	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 6.375%, 9/01/28	9/22 at 103.00	N/R	2,979,199

1,050	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014, 6.750%, 9/01/24	9/22 at 103.00	N/R	1,076,303

700	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.375%, 9/01/28	9/20 at 103.00	N/R	689,479

1,500	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015, 5.500%, 9/01/24	9/22 at 103.00	N/R	1,482,870

65	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/18	No Opt. Call	BBB	72,709

180	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2010A, 4.000%, 12/01/15	No Opt. Call	BBB–	182,147

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D:
2,000	5.000%, 11/01/24 (Alternative Minimum Tax)	No Opt. Call	A+	2,334,680
2,525	5.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A+	2,946,524

Nuveen Investments	169

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, Learjet Inc., Series 2001A-1, 6.150%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	B1	$1,004,770

1,285	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 5.250%, 8/15/23	No Opt. Call	BBB–	1,407,769

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A:
315	5.000%, 9/01/19	No Opt. Call	BB+	356,857
255	4.000%, 9/01/20	No Opt. Call	BB+	276,912
255	5.000%, 9/01/21	No Opt. Call	BB+	287,513
230	5.000%, 9/01/22	No Opt. Call	BB+	256,869
325	5.000%, 9/01/23	No Opt. Call	BB+	361,709
305	5.000%, 9/01/24	No Opt. Call	BB+	338,843
1,785	5.250%, 9/01/29	9/24 at 100.00	BB+	1,950,041

1,000	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.125%, 9/01/28	No Opt. Call	N/R	1,053,240

4,100	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2015A, 4.020%, 10/01/29 (Mandatory put 3/01/17)	7/15 at 103.00	BB–	4,166,543

3,580	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	3,760,969

225	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014, 6.000%, 9/01/26	9/22 at 100.00	N/R	230,036

500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 6.750%, 9/01/28	9/22 at 100.00	N/R	510,880

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
105	5.000%, 6/01/18	No Opt. Call	Baa3	114,347
915	5.000%, 6/01/23	No Opt. Call	Baa3	1,037,674
1,400	5.000%, 6/01/28	6/23 at 100.00	Baa3	1,525,048

3,300	Harris County Industrial Development Corporation,Texas, Airport Facilities Revenue Bonds, Continental Airlines Inc. Project, Refunding Series 1998, 5.375%, 7/01/19 (Pre-refunded 6/22/15) (Alternative Minimum Tax)	6/15 at 100.00	B+ (4)	3,307,194

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
425	5.000%, 11/15/23	No Opt. Call	A3	498,546
545	5.000%, 11/15/24	No Opt. Call	A3	640,484
1,000	5.000%, 11/15/25	11/24 at 100.00	A3	1,166,690
1,000	5.000%, 11/15/30	11/24 at 100.00	A3	1,122,500

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
1,435	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	1,705,512
965	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	1,135,612

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,005	4.500%, 7/01/16	No Opt. Call	BB–	2,019,897
5,500	5.250%, 7/01/28	7/20 at 100.00	BB–	5,302,055

170	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$5,500	Health Facilities Development District of Central Texas, Revenue Bonds, Legacy at Willow Bend Project, Series 2006A, 5.625%, 11/01/26	11/16 at 100.00	N/R	$5,595,755

1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (Alternative Minimum Tax)	No Opt. Call	B+	1,471,663

5,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-2, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	N/R	5,402,200

10,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	B+	10,661,900

	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014:
9,250	4.500%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	B+	9,836,543
28,565	4.750%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	B+	31,158,702
1,600	5.000%, 7/01/29	7/24 at 100.00	B+	1,703,008

1,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/25	9/24 at 100.00	A2	1,173,910

775	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014, 5.375%, 9/01/28	9/19 at 103.00	N/R	773,481

	Little Elm,Texas, Special Assessment Revenue Bonds, Valencia Public ImprovementI District Phases 2 -5 Major Improvement Project:
4,055	6.650%, 9/01/21	3/16 at 103.00	N/R	4,190,315
2,945	6.900%, 9/01/24	3/17 at 103.00	N/R	3,065,127

	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014:
860	6.400%, 9/01/23	3/18 at 103.00	N/R	901,719
805	6.650%, 9/01/28	3/18 at 103.00	N/R	843,753

1,370	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB	1,493,204

	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Refunding Series 2009:
1,000	5.500%, 2/15/18 (ETM)	No Opt. Call	N/R (4)	1,118,940
340	5.750%, 2/15/19 (ETM)	No Opt. Call	N/R (4)	394,356

25	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Series 2007, 4.750%, 2/15/17 (ETM)	No Opt. Call	N/R (4)	26,736

705	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1, 4.000%, 6/01/30	6/23 at 100.00	A–	720,644

500	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015, 5.125%, 9/15/28	9/23 at 100.00	N/R	496,625

300	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Series 2014, 5.000%, 2/15/24	No Opt. Call	BBB–	322,383

1,245	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.000%, 1/01/24	No Opt. Call	N/R	1,309,279

Nuveen Investments	171

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C. – Texas A&M University-Corpus Christi Project, Series 2014A:

$465	4.000%, 4/01/20	No Opt. Call	BBB–	$500,103
540	5.000%, 4/01/21	No Opt. Call	BBB–	609,790
655	5.000%, 4/01/23	No Opt. Call	BBB–	737,681
690	5.000%, 4/01/24	No Opt. Call	BBB–	780,728
300	5.000%, 4/01/25	4/24 at 100.00	BBB–	336,492
3,280	5.000%, 4/01/29	No Opt. Call	BBB–	3,610,034
1,000	5.000%, 4/01/34	4/24 at 100.00	BBB–	1,082,420

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

450	4.000%, 4/01/24 – AGM Insured	No Opt. Call	AA	480,348
2,250	5.000%, 4/01/29	4/24 at 100.00	BBB–	2,483,595

725	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/29	4/24 at 100.00	BBB–	793,331

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville III, L.L.C. – Tarleton State University Project, Series 2015A:

440	4.000%, 4/01/22	No Opt. Call	BBB–	470,972
430	5.000%, 4/01/24	No Opt. Call	BBB–	486,898

1,845	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville, L.L.C. – Tarleton State University Project, Series 2013A, 5.375%, 4/01/28	4/23 at 100.00	BBB–	2,071,049

305	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/24	No Opt. Call	Baa3	351,988

	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
900	5.000%, 1/01/26	1/25 at 100.00	A3	1,047,609
1,850	5.000%, 1/01/27	1/25 at 100.00	A3	2,128,314

2,100	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002A., 6.450%, 11/01/30	7/15 at 100.00	BB–	2,106,783

3,750	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	7/15 at 100.00	BB–	3,762,900

1,890	Port of Bay City Authority, Matagorda County, Texas, Revenue Bonds, Hoechst Celanese Corporation Project, Series 1996, 6.500%, 5/01/26 (Alternative Minimum Tax)	5/15 at 100.00	BB–	1,896,180

1,970	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/29	2/24 at 100.00	Baa2	2,113,396

1,350	Red River Authority, Texas, Pollution Control Revenue Bonds, AEP Texas North Company, Public Service Company of Oklahoma and AEP Texas Central Company Oklaunion Project, Refunding Series 2007, 4.450%, 6/01/20 – NPFG Insured	No Opt. Call	AA–	1,483,043

1,000	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	7/15 at 100.00	BB–	1,003,440

500	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 5.625%, 12/15/22	No Opt. Call	N/R	464,605

172	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,855	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014B-1, 6.125%, 11/15/20	11/15 at 100.00	N/R	$1,873,680

550	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014B-2, 5.000%, 11/15/19	5/15 at 100.00	N/R	550,908

	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007:
10	5.250%, 8/01/17	No Opt. Call	A	10,866
700	5.500%, 8/01/22	No Opt. Call	A	820,736
2,000	5.500%, 8/01/25	No Opt. Call	A	2,389,600
250	5.500%, 8/01/27	No Opt. Call	A	300,290

	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment Zone Bonds, Series 2005A:
245	5.000%, 7/15/34 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	BBB	246,801
5,750	5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	BBB	5,773,920

1,000	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2007, 5.500%, 11/15/22	11/17 at 100.00	N/R	1,038,590

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
280	5.625%, 12/15/17	No Opt. Call	A–	300,647
52,220	6.250%, 12/15/26	No Opt. Call	A–	64,260,365

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A:
710	5.250%, 12/15/18	No Opt. Call	A–	789,548
40	5.250%, 12/15/20	No Opt. Call	A–	45,762

	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
200	5.000%, 12/15/19	No Opt. Call	A3	227,132
500	5.000%, 12/15/21	No Opt. Call	A3	580,505
5,000	5.000%, 12/15/22	No Opt. Call	A3	5,810,000
3,400	5.000%, 12/15/24	No Opt. Call	A3	3,875,218
7,335	5.000%, 12/15/25	No Opt. Call	A3	8,306,667
500	5.000%, 12/15/27	No Opt. Call	A3	559,375
725	5.000%, 12/15/29	No Opt. Call	A3	800,262
2,000	5.000%, 12/15/31	No Opt. Call	A3	2,193,560

	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
45	5.000%, 8/15/23	No Opt. Call	BBB+	52,816
500	5.000%, 8/15/24	No Opt. Call	BBB+	588,710
2,500	5.000%, 8/15/26	8/24 at 100.00	BBB+	2,878,700
4,000	5.000%, 8/15/27	8/24 at 100.00	BBB+	4,566,000

1,480	Travis County Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Longhorn Village Project, Refunding Series 2012A, 6.000%, 1/01/22	No Opt. Call	N/R	1,589,890

2,005	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37	11/17 at 100.00	Baa2	2,102,443

	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,275	5.500%, 9/01/25	No Opt. Call	N/R	3,231,639
1,840	6.125%, 9/01/35	9/25 at 100.00	N/R	1,804,212
263,230	Total Texas			290,947,835

Nuveen Investments	173

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah – 0.7%

$17,500	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	$18,699,800

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,365	5.550%, 11/15/21	11/16 at 100.00	N/R	1,393,733
500	5.550%, 11/15/26	11/16 at 100.00	N/R	506,570

400	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A, 3.625%, 10/15/18	No Opt. Call	BB+	405,552

255	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2008A, 6.375%, 7/15/18	7/16 at 102.00	BB+	266,562
20,020	Total Utah			21,272,217

	Vermont – 0.2%

2,190	Burlington, Vermont, Airport Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/28	No Opt. Call	Baa3	2,197,380

1,300	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26 (Pre-refunded 5/01/16)	5/16 at 100.00	N/R (4)	1,357,200

500	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/02/18) (Alternative Minimum Tax)	No Opt. Call	B+	509,385

2,250	Vermont Student Assistance Corporation, Education Loan Revenue Bonds, Senior Series 2014A, 5.000%, 6/15/23 (Alternative Minimum Tax)	No Opt. Call	AA	2,559,173
6,240	Total Vermont			6,623,138

	Virgin Islands – 1.4%

	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
1,000	4.000%, 10/01/22	No Opt. Call	BBB+	1,048,000
1,180	5.000%, 10/01/32	No Opt. Call	BBB+	1,285,893

	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A:
7,135	5.000%, 10/01/24	No Opt. Call	BBB+	8,249,059
2,000	5.000%, 10/01/29	10/24 at 100.00	BBB+	2,220,260

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/25	10/20 at 100.00	BBB	1,125,950

5,800	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/18	No Opt. Call	BBB	6,354,306

50	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 5.125%, 10/01/19	No Opt. Call	Baa3	55,425

2,220	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	2,435,473

1,530	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,665,650

	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A:
200	6.625%, 10/01/29	10/19 at 100.00	Baa3	227,000
5,000	6.750%, 10/01/37	10/19 at 100.00	Baa3	5,700,500

174	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands (continued)

	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2010A:
$1,000	4.750%, 7/01/15	No Opt. Call	BBB–	$1,002,600
1,225	4.750%, 7/01/16	No Opt. Call	BBB–	1,259,043
1,300	4.750%, 7/01/17	No Opt. Call	BBB–	1,357,564
2,380	5.000%, 7/01/18	No Opt. Call	BBB–	2,534,819

3,305	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2003, 4.500%, 7/01/28 – AMBAC Insured	7/15 at 100.00	BBB–	3,306,124
36,325	Total Virgin Islands			39,827,666

	Virginia – 0.7%

1,000	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 5.000%, 11/01/29	11/24 at 100.00	N/R	1,009,910

960	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/20	No Opt. Call	Baa1	1,078,022

	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2014:
1,000	5.000%, 6/15/26	6/24 at 100.00	Baa1	1,123,560
2,000	5.000%, 6/15/27	6/24 at 100.00	Baa1	2,224,060

700	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	703,563

2,130	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 4.000%, 3/01/25	No Opt. Call	N/R	2,094,259

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
293	5.800%, 9/01/17	No Opt. Call	N/R	316,956
2,717	6.250%, 9/01/24	9/17 at 100.00	N/R	2,915,314
1,460	6.450%, 9/01/37	9/17 at 100.00	N/R	1,559,469

1,715	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Central Virginia CSB, Series 2008B, 6.500%, 8/01/28	2/18 at 100.00	N/R	1,822,821

	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A:
500	5.000%, 7/01/22	No Opt. Call	BB+	558,194
1,320	5.000%, 7/01/23	No Opt. Call	BB+	1,471,033
1,390	5.000%, 7/01/24	No Opt. Call	BB+	1,544,498
1,455	5.000%, 7/01/25	No Opt. Call	BB+	1,617,944

1,000	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014, 5.000%, 10/01/24	No Opt. Call	A–	1,180,339
19,640	Total Virginia			21,219,942

	Washington – 1.2%

	Energy Northwest, Washington, Wind Project Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 7/01/25	No Opt. Call	A2	1,190,579
4,030	5.000%, 7/01/26	7/25 at 100.00	A2	4,751,208

Nuveen Investments	175

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
$1,110	5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	$1,282,360
1,165	5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	A–	1,355,022
2,600	4.000%, 12/01/28 (Alternative Minimum Tax)	No Opt. Call	A–	2,569,241

295	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/16 at 100.00	N/R	298,477

800	Tukwila, Washington, Special Assessment Bonds, Local Improvement District 33 Series 2013, 4.500%, 1/15/23	1/16 at 100.00	BBB	804,415

	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Refunding Series 2015:
3,040	5.000%, 7/01/24 (WI/DD, Settling 5/05/15)	No Opt. Call	Baa1	3,507,035
2,000	5.000%, 7/01/25 (WI/DD, Settling 5/05/15)	No Opt. Call	Baa1	2,308,480

1,000	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,086,159

5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Tender Option Bonds, Trust 1390, 3.411%, 1/01/35 (IF) (5)	7/24 at 100.00	A	5,001,000

100	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	112,622

820	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A, 5.000%, 1/01/23	No Opt. Call	N/R	872,536

85	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 4.000%, 7/01/18	No Opt. Call	A–	89,509

2,950	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A, 6.000%, 1/01/24	No Opt. Call	N/R	3,138,180

2,925	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 50 Series 2014B-3, 5.125%, 1/01/20	7/15 at 100.00	N/R	2,926,549

2,700	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 65 Series 2014B-2, 5.375%, 1/01/20	7/15 at 100.00	N/R	2,702,024

2,350	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 80 Series 2014B-1, 5.875%, 1/01/21	7/15 at 100.00	N/R	2,352,302
33,970	Total Washington			36,347,698

	West Virginia – 0.3%

2,220	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 5.750%, 7/01/23	No Opt. Call	Ba1	2,463,844

	Monongalia County Building Commission, West Virginia, Revenue Bonds, Monongalia Health System, Refunding & Improvment Series 2015:
1,870	5.000%, 7/01/25	No Opt. Call	A–	2,188,516
1,000	5.000%, 7/01/26	7/25 at 100.00	A–	1,152,359

1,500	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	1,525,829
6,590	Total West Virginia			7,330,548

	Wisconsin – 3.1%

1,905	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	2,127,846

176	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$800	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%, 6/01/23	No Opt. Call	N/R	$809,263

6,510	Kaukauna, Wisconsin, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2005A, 5.250%, 6/01/29 (Pre-refunded 6/01/15) (Alternative Minimum Tax)	6/15 at 100.00	BBB (4)	6,537,276

250	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin – Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/22	No Opt. Call	BBB–	280,459

1,725	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Palm Beach Maritime Academy, Series 2014A, 6.500%, 5/01/29 (6)	5/24 at 100.00	N/R	1,724,844

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A:
670	5.250%, 2/01/25	No Opt. Call	N/R	661,932
1,380	5.750%, 2/01/35	2/25 at 100.00	N/R	1,327,890

6,780	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	6,937,363

325	Public Finance Authority of Wisconsin, for the Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A, 4.125%, 10/01/24	10/22 at 100.00	BB+	330,605

	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc Project, Refunding Series 2015A:
1,125	4.000%, 9/01/20	No Opt. Call	BB	1,170,652
1,250	5.000%, 9/01/25	No Opt. Call	BB	1,334,162

465	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 6.000%, 8/01/23	No Opt. Call	BB+	502,944

1,900	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012, 5.000%, 4/01/22	No Opt. Call	BB–	1,942,179

3,000	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.000%, 4/01/25	No Opt. Call	BB–	3,009,239

1,500	Public Finance Authority of Wisconsin, Senior Living Revenue Bonds, Rose Villa Project, TEMPS 50 Series 2014, 3.750%, 11/15/19	11/15 at 100.00	N/R	1,512,974

1,000	Public Finance Authority of Wisconsin, Senior Living Revenue Bonds, Rose Villa Project, TEMPS 65 Series 2014, 4.250%, 11/15/20	11/15 at 100.00	N/R	1,007,109

1,820	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 5.750%, 7/15/32	No Opt. Call	BBB–	1,979,595

710	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A, 5.500%, 10/01/22	No Opt. Call	BB+	791,748

4,850	Public Finance Authority, Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	5,403,481

	Wisconsin Health and Edcuational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
645	5.000%, 5/01/23	No Opt. Call	N/R	681,106
1,250	5.000%, 5/01/26	5/24 at 100.00	N/R	1,312,837

2,080	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc. Obligated Group, Series 2013, 5.000%, 8/15/23	No Opt. Call	A+	2,477,300

2,265	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/26	No Opt. Call	A–	2,552,699

Nuveen Investments	177

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/25	No Opt. Call	A2	$2,892,249

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
300	5.000%, 7/01/21	No Opt. Call	BBB+	348,116
750	5.000%, 7/01/22	No Opt. Call	BBB+	872,362
1,000	5.000%, 7/01/23	No Opt. Call	BBB+	1,165,199
385	5.000%, 7/01/25	7/24 at 100.00	BBB+	443,319
670	5.000%, 7/01/26	7/24 at 100.00	BBB+	763,451

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
200	5.000%, 8/15/21	No Opt. Call	A–	226,639
200	5.000%, 8/15/22	No Opt. Call	A–	227,335

5,825	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006A, 5.125%, 5/15/29	5/16 at 100.00	BBB+	5,927,810

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2014:
700	5.000%, 3/01/24	No Opt. Call	BBB	796,389
500	5.000%, 3/01/25	3/24 at 100.00	BBB	561,149

390	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/21	8/16 at 100.00	A–	410,989

2,140	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	2,207,002

4,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/29	12/22 at 102.00	N/R	4,168,618

1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 4.250%, 10/01/24	10/22 at 102.00	N/R	1,523,849

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
1,345	5.000%, 5/01/22	No Opt. Call	BBB	1,525,767
1,485	5.000%, 5/01/24	No Opt. Call	BBB	1,687,078
350	5.000%, 5/01/25	5/24 at 100.00	BBB	391,443
800	5.000%, 5/01/26	5/24 at 100.00	BBB	890,151

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,000	5.750%, 5/01/33	5/19 at 100.00	AA–	8,094,589
8,000	6.000%, 5/01/36	5/19 at 100.00	AA–	9,368,639
84,265	Total Wisconsin			90,907,646

	Wyoming – 0.3%

	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A:
1,230	5.000%, 9/01/23	No Opt. Call	BBB	1,402,888
795	5.000%, 9/01/24	9/23 at 100.00	BBB	894,287
1,360	5.000%, 9/01/25	9/23 at 100.00	BBB	1,514,468
1,310	5.000%, 9/01/30	9/23 at 100.00	BBB	1,405,380

1,000	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	1,024,449

178	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming (continued)

$1,100	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BBB	$1,249,588
6,795	Total Wyoming			7,491,060
$2,712,413	Total Municipal Bonds (cost $2,794,373,881)			2,868,291,534

Shares	Description (1)			Value

	COMMON STOCKS – 0.0%

	Airlines – 0.0%

11,715	American Airlines Group Inc. (7)			$565,659
	Total Common Stocks (cost $363,949)			565,659
	Total Long-Term Investments (cost $2,794,737,830)			2,868,857,193

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.1%

	MUNICIPAL BONDS – 1.1%

	Alabama – 0.4%

$11,175	Jefferson County, Alabama, Limited Obligation School Warrants, Variable Rate Demand Obligations, Series 2005A-1, 0.509%, 1/01/27 – AMBAC Insured (8)	7/15 at 100.00	A–	$10,881,656

2,875	Jefferson County, Alabama, Limited Obligation School Warrants, Variable Rate Demand Obligations, Series 2005A-2, 0.000%, 1/01/27 – AMBAC Insured (8)	9/15 at 100.00	A–	2,799,531
14,050	Total Alabama			13,681,187

	California – 0.5%

2,000	California Municipal Finance Authority, Revenue Bonds, Northbay Healthcare Group, Variable Rate Demand Obligation, Series 2013A, 2.170%, 11/01/27 (8)	11/15 at 100.00	BBB–	2,003,780

9,430	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Variable Rate Demand Obligations, Series 2014A, 6.000%, 7/10/15 (9)	No Opt. Call	N/R	9,471,115

920	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Variable Rate Demand Obligations, Series 2014B, 6.000%, 7/10/15 (9)	No Opt. Call	N/R	924,011

1,395	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Variable Rate Demand Obligations, Series 2014C, 6.000%, 7/10/15 (9)	No Opt. Call	N/R	1,401,083
13,745	Total California			13,799,989

	Indiana – 0.2%

5,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Variable Rate Demand Obligations, Series 2014, 0.820%, 12/01/44 (8)	6/19 at 100.00	A-1	4,979,050
$32,795	Total Short-Term Investments (cost $32,489,284)			32,460,226
	Total Investments (cost $2,827,227,114) – 99.0%			2,901,317,419
	Other Assets Less Liabilities – 1.0% (10)			29,798,189
	Net Assets – 100%			$2,931,115,608

Nuveen Investments	179

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2015

Investments in Derivatives as of April 30, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$52,000,000	Receive	Weekly USD-SIFMA	2.179%	Quarterly	9/01/15	9/01/22	$(2,704,993)
JPMorgan	111,600,000	Receive	Weekly USD-SIFMA	1.601	Quarterly	8/20/15	8/20/19	(2,727,253)
JPMorgan	32,100,000	Receive	Weekly USD-SIFMA	1.937	Quarterly	3/17/16	3/17/25	(507,840)
Morgan Stanley	43,000,000	Receive	Weekly USD-SIFMA	1.630	Quarterly	3/01/16	3/01/24	110,100
	$238,700,000							$(5,829,986)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(WI/DD)	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-SIFMA	United States Dollar-Securities Industry and Financial Market Association

180	Nuveen Investments

Nuveen Strategic Municipal Opportunities Fund

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.7%

	MUNICIPAL BONDS – 96.7%

	National – 1.4%

$195	Municipal Tax Exempt Asset Trust, Trust Reciept, Series 2010-7 Loma Linda University Behavioral Medicine Center, Inc., 4.390%, 12/01/26	No Opt. Call	N/R	$193,773

	Alabama – 3.0%

200	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 4.750%, 1/01/25 – AGM Insured	1/25 at 100.00	AA	200,058

90	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2009A, 6.250%, 11/01/33	11/19 at 100.00	BBB	106,648

100	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2010A, 5.800%, 5/01/34	5/20 at 100.00	BBB	115,479
390	Total Alabama			422,185

	Arizona – 1.2%

170	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A, 5.000%, 7/01/40 – FGIC Insured	1/16 at 100.00	Ba1	172,202

	California – 13.5%

200	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 10/01/32	10/24 at 100.00	Aa3	231,540

250	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 6.000%, 1/15/49	1/24 at 100.00	BBB–	295,930

200	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B	159,746

100	Hemet Unified School District Financing Authority, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/39	3/25 at 100.00	N/R	111,975

215	Hollister Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Community Development Project, Refunding Series 2014, 5.000%, 10/01/27 – BAM Insured	10/24 at 100.00	AA	250,868

250	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Project, Series 2015A, 5.000%, 12/01/44	12/24 at 100.00	AA	280,958

250	Riverside Unified School District Finance Authority, Riverside County, California, Special Tax Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/31 – BAM Insured	3/25 at 100.00	AA	284,088

150	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/32 – NPFG Insured	No Opt. Call	AA–	72,252

175	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB+	190,437
1,790	Total California			1,877,794

	Colorado – 4.2%

200	Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/26	12/24 at 100.00	Aa2	241,890

200	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	210,666

Nuveen Investments	181

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$105	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A	$132,160
505	Total Colorado			584,716

	District of Columbia – 1.8%

200	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	253,950

	Florida – 6.3%

200	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2014, 5.000%, 4/01/32	4/24 at 100.00	A–	221,114

200	Industrial Development Board of the City of Selma, Florida, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (WI/DD, Settling 5/14/15) (Alternative Minimum Tax)	7/21 at 100.00	N/R	199,044

200	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 5.000%, 5/01/37	5/23 at 100.00	N/R	211,560

200	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/24	10/21 at 100.00	AA+	235,086
800	Total Florida			866,804

	Guam – 2.7%

150	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	165,618

195	Guam Government, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23	11/17 at 100.00	BB–	201,427
345	Total Guam			367,045

	Hawaii – 3.5%

200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	No Opt. Call	N/R	205,240

250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queen’s Health Systems, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	AA–	285,060
450	Total Hawaii			490,300

	Illinois – 4.1%

200	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	216,350

200	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/38	5/25 at 100.00	A+	220,668

270	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 6.375%, 1/01/16	No Opt. Call	N/R	134,460
670	Total Illinois			571,478

	Indiana – 0.8%

110	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	113,005

	Iowa – 3.5%

250	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	257,920

182	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$205	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	$229,465
455	Total Iowa			487,385

	Louisiana – 1.6%

200	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	227,912

	Maine – 1.6%

200	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth Issue, Series 2015, 5.000%, 7/01/30	7/24 at 100.00	A+	224,098

	Maryland – 2.5%

500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	272,455

65	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2015, 5.000%, 7/01/39	7/24 at 100.00	A	71,970
565	Total Maryland			344,425

	Michigan – 1.5%

200	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	203,170

	Mississippi – 2.0%

220	Lowndes County, Mississippi, Solid Waste Disposal and Pollution Control Refunding Revenue Bonds (Weyerhaeuser Company Project), Series 1992A, 6.800%, 4/01/22	No Opt. Call	BBB	277,765

	Nebraska – 3.6%

200	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/26	5/24 at 100.00	BBB+	229,238

250	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A1	276,508
450	Total Nebraska			505,746

	Nevada – 1.4%

200	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18, Inspirada Series 2006, 5.150%, 9/01/20	9/15 at 100.00	N/R	191,448

	New Jersey – 1.1%

130	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B+	148,979

	New York – 15.1%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
105	6.000%, 7/15/30	1/20 at 100.00	BBB–	122,416
250	0.000%, 7/15/35	No Opt. Call	BBB–	99,233

200	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	214,818

250	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/40 (WI/DD, Settling 5/01/15)	7/25 at 100.00	A–	281,160

Nuveen Investments	183

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	April 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$200	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A, 5.000%, 7/01/39	7/24 at 100.00	A3	$224,348

200	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	216,938

175	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	7/15 at 100.00	BB	176,092

250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	261,383

250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.375%, 11/15/40	No Opt. Call	N/R	275,268

200	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A, 5.000%, 4/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa1	229,284
2,080	Total New York			2,100,940

	Ohio – 2.3%

225	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	191,957

120	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/19	No Opt. Call	BB+	129,250
345	Total Ohio			321,207

	Pennsylvania – 3.9%

100	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 5.000%, 10/01/34	10/24 at 100.00	BBB–	106,864

200	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 5.000%, 6/01/22	No Opt. Call	Baa3	226,054

200	Scranton, Pennsylvania, General Obligation Bonds, Series 2013A, 7.250%, 9/01/23	No Opt. Call	N/R	203,556
500	Total Pennsylvania			536,474

	South Carolina – 1.6%

200	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.250%, 8/01/30	8/23 at 100.00	BBB+	227,578

	Tennessee – 1.7%

200	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A, 5.000%, 1/01/26	No Opt. Call	A	231,892

	Texas – 7.6%

200	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	208,718

100	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 4.500%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	B+	106,341

200	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2015, 5.000%, 1/01/21	No Opt. Call	A	231,074

200	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/25	No Opt. Call	A3	226,494

184	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$135	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/33	8/24 at 100.00	BBB+	$148,574

125	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37	11/17 at 100.00	Baa2	131,075
960	Total Texas			1,052,276

	Virgin Islands – 1.6%

200	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/18	No Opt. Call	BBB	219,114

	Wisconsin – 1.6%

200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	219,532
$12,930	Total Long-Term Investments (cost $13,413,947)			13,433,193
	Other Assets Less Liabilities – 3.3%			456,815
	Net Assets – 100%			$13,890,008

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(WI/DD)	Investment, or portion of investment purchase on a when-issued or delayed delivery basis.

Nuveen Investments	185

Statement of

Assets and Liabilities	April 30, 2015

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Assets
Long-term investments, at value (cost $10,411,386,386, $2,794,737,830 and $13,413,947, respectively)	$11,068,774,303	$2,868,857,193	$13,433,193
Short-term investments, at value (cost $26,489,625, $32,489,284 and $—, respectively)	26,451,820	32,460,226	—
Cash	22,780,296	—	679,766
Cash collateral at brokers(1)	—	2,740,000	—
Credit default swaps premiums paid	8,837,527	—	—
Unrealized appreciation on credit default swaps, net	2,524,456	—	—
Unrealized appreciation on interest rate swaps	—	110,100	—
Receivable for:
Dividends	313,889	1,172	—
Interest	225,294,356	44,282,864	193,156
Investments sold	41,558,971	48,237,804	122,905
Reimbursement from Adviser	—	—	2,609
Shares sold	35,789,309	17,900,929	26
Other assets	1,116,687	203,441	4,555
Total assets	11,433,441,614	3,014,793,729	14,436,210
Liabilities
Floating rate obligations	235,047,000	—	—
Cash overdraft	—	29,790,730	—
Unrealized depreciation on interest rate swaps	76,437,696	5,940,086	—
Payable for:
Dividends	13,463,742	2,475,830	22,450
Investments purchased	32,755,705	37,845,308	484,820
Shares redeemed	95,957,250	5,605,818	5,009
Accrued expenses:
12b-1 distribution and service fees	1,746,039	193,912	161
Management fees	4,495,949	1,283,016	—
Trustees fees	607,028	36,965	44
Other	1,798,317	506,456	33,718
Total liabilities	462,308,726	83,678,121	546,202
Net assets	$10,971,132,888	$2,931,115,608	$13,890,008

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives in addition to the Fund’s securities pledged as collateral as noted in the Fund’s portfolio of investments.

See accompanying notes to financial statements.

186	Nuveen Investments

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Class A Shares
Net assets	$3,569,745,827	$661,919,286	$608,034
Shares outstanding	208,027,422	65,171,515	60,394
Net asset value (“NAV”) per share	$17.16	$10.16	$10.07
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 2.50% and 3.00%, respectively, of offering price)	$17.91	$10.42	$10.38
Class C Shares
Net assets	$402,337,783	$75,833,400	$84,353
Shares outstanding	23,470,807	7,473,282	8,384
NAV and offering price per share	$17.14	$10.15	$10.06
Class C2 Shares
Net assets	$1,345,259,789	$42,973,623	$—
Shares outstanding	78,459,427	4,230,430	—
NAV and offering price per share	$17.15	$10.16	$—
Class I Shares
Net assets	$5,653,789,489	$2,150,389,299	$13,197,621
Shares outstanding	329,448,302	211,610,172	1,309,915
NAV and offering price per share	$17.16	$10.16	$10.08
Net assets consist of:
Capital paid-in	$11,653,862,908	$2,868,359,638	$13,840,227
Undistributed (Over-distribution of) net investment income	16,577,758	2,413,532	37,831
Accumulated net realized gain (loss)	(1,282,744,650)	(7,917,881)	(7,296)
Net unrealized appreciation (depreciation)	583,436,872	68,260,319	19,246
Net assets	$10,971,132,888	$2,931,115,608	$13,890,008
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	187

Statement of

Operations	Year Ended April 30, 2015

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities(2)
Investment Income	$653,356,477	$94,497,583	$162,952
Expenses
Management fees	50,053,580	11,456,632	26,922
12b-1 service fees – Class A Shares(1)	6,659,431	1,007,470	210
12b-1 distribution and service fees – Class C Shares	2,413,211	467,503	248
12b-1 distribution and service fees – Class C2 Shares	10,549,643	327,462	—
Interest expense	5,080,774	296,997	—
Custodian fees	1,429,600	364,618	4,224
Trustees fees	306,830	63,086	103
Professional fees	1,315,066	122,941	29,359
Shareholder reporting expenses	910,211	105,238	1,244
Shareholder servicing agent fees	3,598,299	608,826	324
Federal and state registration fees	817,718	265,581	2,825
Other	162,985	41,465	676
Total expenses before fee waiver/expense reimbursement	83,297,348	15,127,819	66,135
Fee waiver/expense reimbursement	—	—	(31,411)
Net expenses	83,297,348	15,127,819	34,724
Net investment income (loss)	570,059,129	79,369,764	128,228
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	109,905,985	(1,194,382)	(7,296)
Swaps	(3,848,028)	(2,329,000)	—
Change in net unrealized appreciation (depreciation) of:
Investments	362,059,754	55,786,726	19,246
Swaps	(89,538,429)	(4,870,284)	—
Net realized and unrealized gain (loss)	385,001,691	47,393,060	11,950
Net increase (decrease) in net assets from operations	$948,638,411	$126,762,824	$140,178

(1)	Includes 12b-1 distribution and service fees incurred on High Yield’s Class B Shares during the period. Class B Shares of High Yield converted to Class A Shares at the close of business on June 23, 2014, and are no longer available through an exchange from other Nuveen mutual funds.

(2)	For the period December 16, 2014 (commencement of operations) through April 30, 2015.

See accompanying notes to financial statements.

188	Nuveen Investments

Statement of

Changes in Net Assets

	High Yield		Short Duration High Yield
	Year Ended 4/30/15	Year Ended 4/30/14	Year Ended 4/30/15	Year Ended 4/30/14
Operations
Net investment income (loss)	$570,059,129	$479,607,941	$79,369,764	$22,426,609
Net realized gain (loss) from:
Investments	109,905,985	(82,080,203)	(1,194,382)	(4,461,893)
Swaps	(3,848,028)	(101,389)	(2,329,000)	—
Change in net unrealized appreciation (depreciation) of:
Investments	362,059,754	(467,105,679)	55,786,726	17,669,633
Swaps	(89,538,429)	9,563,722	(4,870,284)	(959,702)
Net increase (decrease) in net assets from operations	948,638,411	(60,115,608)	126,762,824	34,674,647
Distributions to Shareholders
From net investment income:
Class A Shares	(185,392,744)	(165,809,454)	(17,679,467)	(6,857,941)
Class B Shares	—	(731,671)	—	—
Class C Shares(1)	(11,354,585)	(362,312)	(1,263,603)	(27,738)
Class C2 Shares(2)	(70,967,522)	(82,312,108)	(1,312,961)	(735,972)
Class I Shares	(294,613,250)	(222,874,105)	(59,363,091)	(12,053,138)
Decrease in net assets from distributions to shareholders	(562,328,101)	(472,089,650)	(79,619,122)	(19,674,789)
Fund Share Transactions
Proceeds from sale of shares	5,789,063,871	4,425,347,741	2,342,530,221	1,323,869,619
Proceeds from shares issued to shareholders due to reinvestment of distributions	405,761,729	338,211,794	58,536,874	16,871,904
	6,194,825,600	4,763,559,535	2,401,067,095	1,340,741,523
Cost of shares redeemed	(4,036,395,433)	(5,196,363,232)	(728,338,372)	(287,282,906)
Net increase (decrease) in net assets from Fund share transactions	2,158,430,167	(432,803,697)	1,672,728,723	1,053,458,617
Net increase (decrease) in net assets	2,544,740,477	(965,008,955)	1,719,872,425	1,068,458,475
Net assets at the beginning of period	8,426,392,411	9,391,401,366	1,211,243,183	142,784,708
Net assets at the end of period	$10,971,132,888	$8,426,392,411	$2,931,115,608	$1,211,243,183
Undistributed (Over-distribution of) net investment income at the end of period	$16,577,758	$11,164,016	$2,413,532	$2,712,907

(1)	Established and commenced operations on February 10, 2014.

(2)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.

See accompanying notes to financial statements.

Nuveen Investments	189

Statement of Changes in Net Assets (continued)

Strategic Municipal Opportunities
Period 12/16/14 (commencement of operations) through 4/30/15
Operations
Net investment income (loss)	$128,228
Net realized gain (loss) from:
Investments	(7,296)
Swaps	—
Change in net unrealized appreciation (depreciation) of:
Investments	19,246
Swaps	—
Net increase (decrease) in net assets from operations	140,178
Distributions to Shareholders
From net investment income:
Class A Shares	(2,406)
Class B Shares	—
Class C Shares	(307)
Class C2 Shares	—
Class I Shares	(87,908)
Decrease in net assets from distributions to shareholders	(90,621)
Fund Share Transactions
Proceeds from sale of shares	13,946,702
Proceeds from shares issued to shareholders due to reinvestment of distributions	23,103
13,969,805
Cost of shares redeemed	(129,354)
Net increase (decrease) in net assets from Fund share transactions	13,840,451
Net increase (decrease) in net assets	13,890,008
Net assets at the beginning of period	—
Net assets at the end of period	$13,890,008
Undistributed (Over-distribution of) net investment income at the end of period	$37,831

See accompanying notes to financial statements.

190	Nuveen Investments

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Nuveen Investments	191

Financial

Highlights

High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/99)
2015	$16.45	$0.96	$0.70	$1.66	$(0.95)	$—	$(0.95)	$17.16
2014	17.41	1.00	(0.97)	0.03	(0.99)	—	(0.99)	16.45
2013	16.17	1.02	1.23	2.25	(1.01)	—	(1.01)	17.41
2012	14.22	1.09	1.92	3.01	(1.06)	—	(1.06)	16.17
2011	15.53	1.08	(1.33)	(0.25)	(1.06)	—	(1.06)	14.22
Class C (2/14)
2015	16.43	0.82	0.71	1.53	(0.82)	—	(0.82)	17.14
2014(f)	15.91	0.10	0.61	0.71	(0.19)	—	(0.19)	16.43
Class C2 (6/99)(g)
2015	16.43	0.87	0.71	1.58	(0.86)	—	(0.86)	17.15
2014	17.39	0.92	(0.98)	(0.06)	(0.90)	—	(0.90)	16.43
2013	16.16	0.93	1.22	2.15	(0.92)	—	(0.92)	17.39
2012	14.21	1.01	1.93	2.94	(0.99)	—	(0.99)	16.16
2011	15.51	0.99	(1.32)	(0.33)	(0.97)	—	(0.97)	14.21
Class I (6/99)
2015	16.45	1.00	0.70	1.70	(0.99)	—	(0.99)	17.16
2014	17.41	1.03	(0.97)	0.06	(1.02)	—	(1.02)	16.45
2013	16.17	1.06	1.22	2.28	(1.04)	—	(1.04)	17.41
2012	14.22	1.12	1.92	3.04	(1.09)	—	(1.09)	16.17
2011	15.52	1.10	(1.31)	(0.21)	(1.09)	—	(1.09)	14.22

192	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

10.29%	$3,569,746	0.83%		0.78%		5.63%		15%
0.56	3,017,069	0.85		0.79		6.29		30
14.24	3,162,448	0.85		0.82		6.01		13
21.93	2,382,456	0.85		0.83		7.18		16
(1.78)	1,700,469	0.88		0.85		7.12		31

9.42	402,338	1.63		1.58		4.81		15
4.45	73,770	1.60	*	1.54	*	4.84	*	30

9.75	1,345,260	1.38		1.33		5.11		15
(0.01)	1,420,874	1.41		1.35		5.76		30
13.57	1,780,581	1.40		1.37		5.46		13
21.31	1,376,916	1.40		1.38		6.64		16
(2.33)	1,059,268	1.43		1.40		6.59		31

10.50	5,653,789	0.63		0.58		5.85		15
0.75	3,905,060	0.65		0.59		6.48		30
14.44	4,426,124	0.65		0.62		6.20		13
22.17	2,665,906	0.65		0.63		7.38		16
(1.52)	1,711,647	0.68		0.65		7.32		31

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(d)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense and fees paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Expense to Average Net Assets
Year Ended April 30:
2015	0.04%
2014	0.05
2013	0.01
2012	0.01
2011	0.01

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.

See accompanying notes to financial statements.

Nuveen Investments	193

Financial Highlights (continued)

Short Duration High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/13)
2015	$9.89	$0.35	$0.28	$0.63	$(0.36)	$—	$(0.36)	$10.16
2014	10.12	0.37	(0.27)	0.10	(0.33)	—	(0.33)	9.89
2013(f)	10.00	0.05	0.12	0.17	(0.05)	—	(0.05)	10.12
Class C (2/14)
2015	9.88	0.27	0.28	0.55	(0.28)	—	(0.28)	10.15
2014(h)	9.71	0.06	0.17	0.23	(0.06)	—	(0.06)	9.88
Class C2 (2/13)(i)
2015	9.89	0.30	0.27	0.57	(0.30)	—	(0.30)	10.16
2014	10.12	0.33	(0.29)	0.04	(0.27)	—	(0.27)	9.89
2013(f)	10.00	0.04	0.12	0.16	(0.04)	—	(0.04)	10.12
Class I (2/13)
2015	9.89	0.37	0.28	0.65	(0.38)	—	(0.38)	10.16
2014	10.12	0.40	(0.29)	0.11	(0.34)	—	(0.34)	9.89
2013(f)	10.00	0.05	0.13	0.18	(0.06)	—	(0.06)	10.12

194	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest (d)(e)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest (d)(e)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

6.42%	$661,919	0.80%		0.79%		3.49%		0.80%		0.79%		3.49%		17%
1.06	354,642	0.86		0.86		3.80		0.82		0.82		3.84		28
1.72	66,924	1.35	*	1.35	*	1.76	*	0.82	*	0.82	*	2.30	*	0	**

5.59	75,833	1.60		1.59		2.64		1.60		1.59		2.64		17
2.35	11,279	1.62	*	1.62	*	3.29	*	1.62	*	1.62	*	3.29	*	28

5.85	42,974	1.35		1.34		2.99		1.35		1.34		2.99		17
0.50	43,627	1.41		1.41		3.32		1.37		1.37		3.37		28
1.63	4,844	2.20	*	2.20	*	1.07	*	1.37	*	1.37	*	1.90	*	0	**

6.61	2,150,389	0.60		0.59		3.69		0.60		0.59		3.69		17
1.24	801,695	0.66		0.66		4.07		0.62		0.62		4.12		28
1.75	71,017	1.43	*	1.43	*	1.49	*	0.62	*	0.62	*	2.30	*	0	**
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense and fees paid on Fund borrowings for each share class as follows:

Ratios of Borrowing Expense to Average Net Assets
Year Ended April 30:
2015	0.01%
2014	—
2013(f)	—

(f)	For the period February 1, 2013 (commencement of operations) through April 30, 2013.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(i)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	195

Financial Highlights (continued)

Strategic Municipal Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/14)
2015(d)	$10.00	$0.10	$0.03	$0.13	$(0.06)	$—	$(0.06)	$10.07
Class C (12/14)
2015(d)	10.00	0.06	0.04	0.10	(0.04)	—	(0.04)	10.06
Class I (12/14)
2015(d)	10.00	0.10	0.05	0.15	(0.07)	—	(0.07)	10.08

196	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.33%	$608	1.55	%*	2.08	%*	0.92	%*	2.70	%*	12%

1.02	84	2.36	*	1.02	*	1.72	*	1.67	*	12

1.47	13,198	1.38	*	2.03	*	0.72	*	2.69	*	12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 16, 2014 (commencement of operations) through April 30, 2015.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	197

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Municipal Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”), Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) and Nuveen Strategic Municipal Opportunities Fund (“Strategic Municipal Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The end of the reporting period for the Funds is April 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended April 30, 2015 (“the current fiscal period”).

The reporting period for Strategic Municipal Opportunities is for the period December 16, 2014 (commencement of operations) through April 30, 2015.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

High Yield and Short Duration High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with each Fund’s primary objective.

Under normal market conditions, each Fund invests at least 80% of the sum its net assets and the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Under normal market conditions, each Fund invests at least 65% of its net assets in low- to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Below investment grade municipal bonds (those rated BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase each Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. The Funds will only invest in inverse floating rate securities whose underlying bonds are rated A or higher. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

High Yield is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. The Fund invests significantly in lower-quality long-term municipal bonds and may employ effective leverage through investments in inverse floaters. The Fund may invest in inverse floating rate securities that create effective leverage of up to 30% of the Fund’s total investment exposure. Short Duration High Yield, under normal market conditions, will generally maintain an investment portfolio with a weighted average effective duration of less than 4.5 years. The Fund invests significantly in lower-quality municipal bonds and may employ effective leverage through investments in inverse floaters. The Fund may invest in inverse floaters that create effective leverage of up to 15% of the Fund’s total investment exposure.

Strategic Municipal Opportunities’ investment object is to seek total return through income exempt from regular federal income taxes and capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund may invest in bonds of any maturity. Under normal

198	Nuveen Investments

market conditions, the Fund expects to maintain a weighted average portfolio duration of no more than 15 years. Duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity. The Fund may invest in municipal bonds of any credit quality, and may invest without limitation in securities rated below investment grade or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. Below investment grade municipal bonds (those rated BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The Fund may invest up to 20% of its net assets in taxable debt obligations, including taxable municipal bonds and U.S. Treasury securities. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. The Fund may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure. The Fund will only invest in inverse floating rate securities whose underlying bonds are rated A or higher. The Fund may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in the types of securities in which the Fund may invest directly.

Each Fund may utilize the following derivatives: futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps, and options on swap agreements. The Funds may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio. Short Duration may also use derivatives for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. Short Duration’s use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

During the current fiscal period, High Yield offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of the Fund were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Outstanding when-issued/delayed delivery purchase commitments	$28,551,422	$29,582,906	$484,820

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Nuveen Investments	199

Notes to Financial Statements (continued)

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more for High Yield and Strategic Municipal Opportunities, and $250,000 or more for Short Duration High Yield are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incurred a 0.75% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares were held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares will be issued upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purposes of dividend reinvestment, but are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that the Funds would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

200	Nuveen Investments

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Yield	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$10,910,315,848	$5,516,380	***	$10,915,832,228
Common Stocks	152,927,466	—	—		152,927,466
Corporate Bonds	—	—	14,609		14,609
Short-Term Investments*:
Municipal Bonds	—	9,201,938	17,249,882	***	26,451,820
Investments in Derivatives:
Credit Default Swaps**	—	2,524,456	—		2,524,456
Interest Rate Swaps**	—	(76,437,696)	—		(76,437,696)
Total	$152,927,466	$10,845,604,546	$22,780,871		$11,021,312,883

Nuveen Investments	201

Notes to Financial Statements (continued)

Short Duration High Yield	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$2,868,291,534	$—		$2,868,291,534
Common Stocks	565,659	—	—		565,659
Short-Term Investments*:
Municipal Bonds	—	20,664,017	11,796,209	***	32,460,226
Investments in Derivatives:
Interest Rate Swaps**	—	(5,829,986)	—		(5,829,986)
Total	$565,659	$2,883,125,565	$11,796,209		$2,895,487,433

Strategic Municipal Opportunities
Long-Term Investments*:
Municipal Bonds	$—	$13,433,193	$—		$13,433,193
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer the Fund’s Portfolio of Investments for the breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose trust (referred to as the “Trust”) created by or at the direction of one or more Funds. In turn, the Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a third party liquidity provider, or by the sale of assets from the Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

202	Nuveen Investments

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the Fund, thereby collapsing the Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Statement of Assets and Liabilities as “Floating rate obligations.” In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters during the current fiscal period were as follows:

Self-Deposited Inverse Floaters	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average floating rate obligations outstanding	$197,928,123	$—	$—
Average annual interest rate and fees	0.61%	—%	—%

As of the end of the reporting period, the total amount of floating rate obligations associated with each Fund’s self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Floating rate obligations: self-deposited Inverse Floaters	$235,047,000	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	2,576,923,000	42,750,000	—
Total	$2,811,970,000	$42,750,000	$—

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

Floating Rate Obligations – Externally-Deposited Recourse Trusts	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Maximum exposure to Recourse Trusts	$2,425,053,000	$42,750,000	$—

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Nuveen Investments	203

Notes to Financial Statements (continued)

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund invests, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swaps

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, High Yield and Short Duration High Yield continued to invest in forward interest rate swap contracts to reduce the duration of its portfolio.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield
Average notional amount of interest rate swap contracts outstanding*	$337,700,000	$204,910,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

204	Nuveen Investments

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, High Yield continued to manage credit risk by investing in credit default swap contracts, purchasing and selling credit protection. The Fund sold protection to reduce outstanding exposure on credit protection purchased.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

High Yield
Average notional amount of credit default swap contracts outstanding*	$35,993,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield
Credit	Swaps (OTC)	Unrealized appreciation on credit default swaps, net**	$2,524,456	—	$—
Interest Rate	Swaps (OTC)	—	—	Unrealized depreciation on interest rate swaps	(76,437,696)
Total			$2,524,456		$(76,437,696)
Short Duration High Yield
Interest Rate	Swaps (OTC)	Unrealized appreciation on interest rate swaps	$110,100	Unrealized depreciation on interest rate swaps	$(5,940,086)
**	Some swap contracts require a counterparty to pay or receive a premium, which disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following tables present the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Gross Amounts Not Offset on the Statement of Assets and Liabilities		Net Exposure
						Financial Instruments****	Collateral Pledged to (from) Counterparty
High Yield
	Barclays Bank PLC	$—	$(22,124,806)	$—	$(22,124,806)	$22,124,806	$—	$—
	Citigroup Inc.	—	(6,301,674)	—	(6,301,674)	6,301,674	—	—
	JPMorgan	—	(48,011,216)	—	(48,011,216)	48,011,216	—	—
Total		$—	$(76,437,696)	$—	$(76,437,696)	$76,437,696	$—	$—

Nuveen Investments	205

Notes to Financial Statements (continued)

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Gross Amounts Not Offset on the Statement of Assets and Liabilities		Net Exposure
						Financial Instruments****	Collateral Pledged to (from) Counterparty
Short Duration High Yield
	Barclays Bank PLC	$—	$(2,704,993)	$—	$(2,704,993)	$—	$2,704,993	$—
	JPMorgan	—	(3,235,093)	—	(3,235,093)	—	3,235,093	—
	Morgan Stanley	110,100	—	—	110,100	—	—	110,100
Total		$110,100	$(5,940,086)	$—	$(5,829,986)	$—	$5,940,086	$110,100
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
****	Represents inverse floating rate securities.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Gross Amounts Not Offset on the Statement of Assets and Liabilities		Net Exposure
						Financial Instruments	Collateral Pledged to (from) Counterparty
High Yield
	Citigroup Inc.	$1,634,299	$—	$—	$1,634,299	$—	$(1,634,299)	$—
	Goldman Sachs	1,062,862	(172,705)	(172,705)	890,157	—	(890,157)	—
Total		$2,697,161	$(172,705)	$(172,705)	$2,524,456	$—	$(2,524,456)	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Yield
	Credit	Swaps	$(48,243)	$1,792,413
	Interest rate	Swaps	(3,799,785)	(91,330,842)
Total			$(3,848,028)	$(89,538,429)
Short Duration High Yield	Interest rate	Swaps	$(2,329,000)	$(4,870,284)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

206	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal periods were as follows:

	Year Ended 4/30/15		Year Ended 4/30/14
High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	101,928,218	$1,738,129,379	90,686,933	$1,437,062,169
Class A – automatic conversion of Class B Shares	501,002	8,416,047	35,366	565,170
Class B – exchanges	180	3,021	3,321	53,387
Class C	19,732,970	336,308,369	4,525,471	73,265,941
Class C2	813,310	13,870,869	13,117,464	208,059,803
Class I	216,703,562	3,692,336,186	170,620,639	2,706,341,271
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,073,004	155,125,152	8,596,954	136,302,597
Class B	1,986	33,371	39,417	623,914
Class C	523,947	8,982,635	16,909	276,518
Class C2	3,172,043	54,153,708	3,891,582	61,586,297
Class I	10,951,786	187,466,863	8,789,512	139,422,468
	363,402,008	6,194,825,600	300,323,568	4,763,559,535
Shares redeemed:
Class A	(86,913,801)	(1,479,230,102)	(97,555,508)	(1,549,705,349)
Class B	(86,242)	(1,436,925)	(701,559)	(11,203,392)
Class B – automatic conversion to Class A Shares	(501,300)	(8,416,047)	(35,406)	(565,170)
Class C	(1,275,450)	(21,881,145)	(53,040)	(861,675)
Class C2	(11,990,796)	(204,509,895)	(32,945,197)	(519,804,613)
Class I	(135,627,993)	(2,320,921,319)	(196,274,529)	(3,114,223,033)
	(236,395,582)	(4,036,395,433)	(327,565,239)	(5,196,363,232)
Net increase (decrease)	127,006,426	$2,158,430,167	(27,241,671)	$(432,803,697)

	Year Ended 4/30/15		Year Ended 4/30/14
Short Duration High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	51,756,071	$521,916,013	41,159,647	$400,119,554
Class C	6,903,633	69,602,007	1,196,205	11,727,611
Class C2	481,650	4,862,656	4,754,674	45,951,275
Class I	173,156,200	1,746,149,545	89,158,306	866,071,179
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,330,226	13,457,530	678,860	6,597,424
Class C	80,739	818,216	1,733	17,074
Class C2	93,303	943,401	60,780	589,914
Class I	4,274,720	43,317,727	994,898	9,667,492
	238,076,542	2,401,067,095	138,005,103	1,340,741,523
Shares redeemed:
Class A	(23,788,392)	(238,781,959)	(12,579,284)	(121,870,444)
Class C	(652,901)	(6,623,995)	(56,127)	(551,438)
Class C2	(756,501)	(7,654,026)	(882,223)	(8,505,208)
Class I	(46,892,202)	(475,278,392)	(16,098,537)	(156,355,816)
	(72,089,996)	(728,338,372)	(29,616,171)	(287,282,906)
Net increase (decrease)	165,986,546	$1,672,728,723	108,388,932	$1,053,458,617

Nuveen Investments	207

Notes to Financial Statements (continued)

	For the period 12/16/14 (commencement of operations) through 4/30/15
Strategic Municipal Opportunities	Shares	Amount
Shares sold:
Class A	61,881	$626,070
Class C	8,374	84,082
Class I	1,318,983	13,236,550
Shares issued to shareholders due to reinvestment of distributions:
Class A	205	2,065
Class C	10	96
Class I	2,071	20,942
	1,391,524	13,969,805
Shares redeemed:
Class A	(1,692)	(17,038)
Class C	—	—
Class I	(11,139)	(112,316)
	(12,831)	(129,354)
Net increase (decrease)	1,378,693	$13,840,451

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$3,844,463,923	$1,977,102,567	$14,978,925
Sales and maturities	1,545,571,601	360,258,026	1,512,119

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Cost of investments	$10,165,745,461	$2,825,152,751	$13,411,753
Gross unrealized:
Appreciation	1,117,592,633	80,524,224	120,296
Depreciation	(423,158,101)	(4,359,556)	(98,856)
Net unrealized appreciation (depreciation) of investments	$694,434,532	$76,164,668	$21,440

208	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, expiration of capital loss carryforwards, taxable market discount, paydowns, nondeductible stock insurance costs and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2015, the Funds’ tax year end, as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Capital paid-in	$(410,967)	$(1,423)	$(224)
Undistributed (Over-distribution of) net investment income	(2,317,287)	(50,017)	224
Accumulated net realized gain (loss)	2,728,254	51,440	—

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2015, the Funds’ tax year end, were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Undistributed net tax-exempt income[1]	$17,761,870	$8,635,514	$66,307
Undistributed net ordinary income[2]	7,131,519	17,627	—
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2015 through April 30, 2015, and paid on May 1, 2015.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2015 and April 30, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	High Yield	Short Duration High Yield	Strategic Municipal Opportunities[4]
Distributions from net tax-exempt income[3]	$545,162,564	$74,358,992	$59,952
Distributions from net ordinary income[2]	7,708,625	94,613	—
Distributions from net long-term capital gains	—	—	—

2014	High Yield	Short Duration High Yield
Distributions from net tax-exempt income	$464,816,408	$16,522,431
Distributions from net ordinary income[2]	10,973,072	12,869
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2015, as Exempt Interest Dividends.
[4]	For the period December 16, 2014 (commencement of operations) through April 30, 2015.

As of April 30, 2015, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Expiration:
April 30, 2016	$25,595,622	$—	$—
April 30, 2017	277,191,907	—	—
April 30, 2018	755,760,482	—	—
April 30, 2019	36,220,059	—	—
Not subject to expiration	184,442,168	5,892,005	7,296
Total	$1,279,210,238	$5,892,005	$7,296

As of April 30, 2015, the Funds’ tax year end, $273,441 of High Yield’s capital loss carryforward expired.

During the Funds’ tax year ended April 30, 2015, High Yield utilized $96,648,424 of its capital loss carryforward.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Short Duration High Yield
Post-October capital losses[5]	$1,861,799
Late-year ordinary losses[6]	—
[5]	Capital losses incurred from November 1, 2014 through April 30, 2015, the Fund’s tax year end.
[6]	Ordinary losses incurred from January 1, 2015 through April 30, 2015 and specified losses incurred from November 1, 2014 through April 30, 2015.

Nuveen Investments	209

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
For the first $125 million	0.4000%	0.4000%	0.4000%
For the next $125 million	0.3875	0.3875	0.3875
For the next $250 million	0.3750	0.3750	0.3750
For the next $500 million	0.3625	0.3625	0.3625
For the next $1 billion	0.3500	0.3500	0.3500
For net assets over $2 billion	0.3250	0.3250	0.3250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2015, the complex-level fee for each Fund was 0.1635%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date
High Yield	N/A	N/A
Short Duration High Yield	0.65%	April 30, 2016
Strategic Municipal Opportunities	0.75	August 31, 2017

N/A – Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

210	Nuveen Investments

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Sales charges collected (Unaudited)	$11,830,968	$2,378,906	$448
Paid to financial intermediaries (Unaudited)	10,536,778	2,314,988	375

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Commission advances (Unaudited)	$3,308,543	$1,363,413	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C and C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
12b-1 fees retained (Unaudited)	$1,442,185	$265,603	$62

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
CDSC retained (Unaudited)	$192,020	$80,543	$—

As of April 30, 2015, for Strategic Municipal Opportunities Nuveen owned 5,000 shares each of Classes A and C, and 990,000 shares of Class I.

8. Borrowing Arrangements

High Yield and Short Duration High Yield have each entered into a committed 364-day unsecured line of credit (“Borrowings”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund.

As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings was as follows:

	High Yield	Short Duration High Yield
Maximum commitment amount	$1,405,000,000	$200,000,000

Interest incurred on each Fund’s Borrowings is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. Each Fund also accrues a 0.15% per annum commitment fee on the unused portion of its Borrowings.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	High Yield	Short Duration High Yield*
Outstanding balance on Borrowings	$—	$—
*	During the current fiscal period, the Fund did not utilize its Borrowings.

During the current fiscal period, the average daily balance outstanding and interest rate on High Yield’s Borrowings were $78,726,415 and 1.37%, respectively.

High Yield

During the current fiscal period, High Yield increased the maximum commitment amount on its Borrowings from $1 billion to $1.405 billion. The Fund incurred one-time closing fees of 0.01% on the increase to the maximum commitment amount, which was expensed through the termination date of

Nuveen Investments	211

Notes to Financial Statements (continued)

the Borrowings. On July 23, 2014, the Fund renewed the Borrowings with its custodian bank. The Fund incurred one-time closing fees of 0.10% on the maximum commitment amount, which will be expensed through the renewed termination date. In conjunction with this Borrowings renewal, the Fund’s per annum commitment fee on the unused portion of its Borrowings also increased from 0.12% to 0.15%.

Short Duration High Yield

Short Duration entered into its Borrowings on September 26, 2014. The Fund incurred one-time closing fees of 0.10% on the maximum commitment amount, which will be expensed through the termination date of the Borrowings.

212	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	213

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

214	Nuveen Investments

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Short Duration Municipal Yield Index: An index that contains all bonds in the S&P Municipal Bond Index that mature between 1 month and 12 years, and maintains a 10% weighting to AA rated bonds, 10% to A rated bonds, 20% to BBB rated bonds and 60% to below investment grade and non-rated bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	215

Annual Investment Management Agreement

Approval Process (Unaudited)

Nuveen High Yield Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial term of up to two years, the Board is required to consider the continuation of the advisory agreements and sub-advisory agreements on an annual basis. At an in-person meeting held on April 30, 2014, the Board, including a majority of the Independent Board Members, considered and approved the advisory agreements and the sub-advisory agreements for the Nuveen High Yield Municipal Bond Fund and the Nuveen Short Duration High Yield Municipal Bond Fund. A discussion of such approvals for such Funds can be found in the annual report for such Funds for the period ended April 30, 2014.

The Nuveen Strategic Municipal Opportunities Fund (the “Strategic Fund”) is new. The initial advisory agreement between the Adviser and the Strategic Fund and the initial sub-advisory agreement between the Adviser and the Sub-Adviser, on behalf of the Strategic Fund, were approved separately at a meeting of the Board of the Strategic Fund held on November 17-19, 2014 (the “November Meeting”). The discussion of the approval at the November Meeting for the Strategic Fund is set forth below:

Nuveen Strategic Municipal Opportunities Fund

The Board is responsible for approving advisory arrangements for the Strategic Fund (for purposes of the discussion below, the “Fund”) and, at the November Meeting (for purposes of the discussion below, the “Meeting”), considered and approved the investment management agreement (for purposes of the discussion below, the “Investment Management Agreement”) between the Fund and the Adviser and the investment sub-advisory agreement (for purposes of the discussion below, the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. For purposes of the discussion below, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. and its affiliates (“Nuveen”) for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board of the Fund. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including among other things: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated

216	Nuveen Investments

economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the investment experience of the respective Fund Adviser. Further, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser would provide a myriad of investment management, administrative, compliance, oversight and other services for the Fund, and the Sub-Adviser would generally provide the portfolio advisory services to the Fund under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). In addition, the Board Members recognized the Sub-Adviser’s investment expertise, including its portfolio allocation capabilities and investment process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, are familiar with the performance records of other Nuveen municipal bond funds advised by the Adviser and sub-advised by the Sub-Adviser, although they recognized that the Sub-Adviser did not manage any funds that were similar to the Fund.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee and estimated gross and net total expense ratios for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund (as a percentage of the Fund’s net management fee).

The Independent Board Members understood that the Fund may seek to invest in certain exchange-traded funds (“Permitted ETFs”) in excess of the limits imposed by Section 12(d)(1) of the 1940 Act pursuant to exemptive relief which has been obtained by such Permitted ETFs and which is subject to certain terms and conditions. In this regard, the Board, including a majority of the Independent Board Members, found that the fees to be charged by the Adviser and the Sub-Adviser under the respective Advisory Agreements were for services to be provided that would be in addition to, and not duplicative of, services provided under the advisory contracts of Permitted ETFs.

Nuveen Investments	217

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to each Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that, like all Nuveen funds, the Fund would have a sub-adviser (which, in the case of the Fund, would be an affiliated sub-adviser), and, therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In general terms, the fee to the Adviser will reflect the administrative and other services it will provide to support the Fund, and, while some administrative services may occur at the sub-adviser level, the fee to the Sub-Adviser will generally reflect the portfolio management services provided by the Sub-Adviser. The Independent Board Members considered the fees a Fund Adviser was expected to assess to the Fund compared to that of other clients. Such other clients of a Fund Adviser may include: Municipal separately managed accounts and passively managed exchange-traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members have reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members have considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members have noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. The Independent Board Members have noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members have further noted, in particular, that the range of services provided to a fund (such as those to be provided to the Fund, as described above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients. The Independent Board Members have also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or at prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. Certain Nuveen financial information included in a report dated August 13, 2014 and Nuveen’s June 30, 2014 consolidated financial statements (as well as its 2013 consolidated financial statements) had also been available. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members have also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members have noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members have recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members have also noted the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have noted that the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

218	Nuveen Investments

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members have previously reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members reviewed and considered the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In this regard, they noted that the advisory fee schedule breakpoints listed for the Fund were consistent with those of the other Nuveen open-end municipal bond funds.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that such arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the Meeting or at prior meetings regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions will be allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and its shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen Investments	219

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	195
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	195

220	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	195
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member and former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195

Nuveen Investments	221

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	195
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	196
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196

222	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Head of Business Development and Strategy, Global Structured Products Group (since November 2014); Managing Director (since 2009) and, formerly, Treasurer, of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management LLC; Vice President and, formerly, Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; Chartered Accountant Designation.	196
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc. and Nuveen Securities, LLC	196
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	196
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

Nuveen Investments	223

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

224	Nuveen Investments

Notes

Nuveen Investments	225

Notes

226	Nuveen Investments

Notes

Nuveen Investments	227

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-HYM-0415D        8576-INV-Y-06/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended April 30, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	36,290	0	0	0
Nuveen Limited Term Municipal Bond Fund	42,245	0	0	0
Nuveen High Yield Municipal Bond Fund	100,130	0	0	0
Nuveen Inflation Protected Municipal Bond Fund	26,568	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	44,475	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	52,753	0	0	0
* Nuveen Strategic Municipal Opportunities Fund	28,980	0	0	0

Total	$331,441	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

*	Fund commenced operations 01/05/2015.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended April 30, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	35,177	0	0	0
Nuveen Limited Term Municipal Bond Fund	41,740	0	0	0
Nuveen High Yield Municipal Bond Fund	89,084	0	0	0
Nuveen Inflation Protected Municipal Bond Fund	25,813	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	43,195	0	620	0
Nuveen Short Duration High Yield Municipal Bond Fund	44,598	0	0	0
* Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$279,607	$0	$620	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

*	Fund commenced operations 01/05/2015.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended April 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	0	0	0	0
Nuveen Limited Term Municipal Bond Fund	0	0	0	0
Nuveen High Yield Municipal Bond Fund	0	0	0	0
Nuveen Inflation Protected Municipal Bond Fund	0	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	0	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0
* Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

*	Fund commenced operations 01/05/2015.

Fiscal Year Ended April 30, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	0	0	0	0
Nuveen Limited Term Municipal Bond Fund	0	0	0	0
Nuveen High Yield Municipal Bond Fund	0	0	0	0
Nuveen Inflation Protected Municipal Bond Fund	0	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	620	0	0	620
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0
* Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$620	$0	$0	$620

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

*	Fund commenced operations 01/05/2015.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: July 8, 2015